As filed electronically with the Securities and Exchange Commission on November 19, 2009.

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Registration No. 033-00507
Pre-Effective Amendment No.
Post-Effective Amendment No. 88
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
1940 Act File No. 811-04419
Amendment No.           89
(Check appropriate box or boxes.)
Transamerica Series Trust
(Exact Name of Registrant as Specified in Charter)
570 Carillon Parkway, St. Petersburg, Florida 33716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 299-1800
Dennis P. Gallagher, Esq. 570 Carillon Parkway St. Petersburg, Florida 33716
(Name and Address of Agent for Service)
Approximate date of proposed public offering:
It is proposed that this filing will become effective:
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485.

☐	75 days after filing pursuant to paragraph (a) (2) of Rule 485.

☐	On (Date) pursuant to paragraph (a) (1) of Rule 485.

☐	On (Date) pursuant to paragraph (a) (2) of Rule 485.

☑	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	On (Date) pursuant to paragraph (b) of Rule 485.
If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This Amendment to the Registration Statement of Transamerica Series Trust relates only to Transamerica Index 35 VP and Transamerica Index 100 VP.
The prospectuses for the other series of Transamerica Series Trust, as previously filed with the Securities and Exchange Commission, are incorporated herein by reference.

PROSPECTUS

TRANSAMERICA
SERIES TRUST

November 19, 2009

TRANSAMERICA INDEX 35 VP
TRANSAMERICA INDEX 100 VP

As with all fund prospectuses, the Securities and Exchange Commission (“SEC”)
has not approved or disapproved these securities or
passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

TRANSAMERICA SERIES TRUST

Information about each portfolio you	i	Investor Information
should know before investing.		Individual Portfolio Descriptions
	TI35-1	Transamerica Index 35 VP
	TI100-1	Transamerica Index 100 VP

ADDITIONAL INFORMATION

Additional information	1	Management
regarding Transamerica	1	Other Information
Series Trust portfolios.

FOR MORE INFORMATION

Where to learn more	Appendix A	Description of Certain Underlying ETFs
about each portfolio.		Back Cover
EX-99.23(d)(1)e
EX-99.23(d)(1)f
EX-99.23(d)(4)a
EX-99.23(d)(9)c
EX-99.23(d)(27)d
EX-99.23(d)(34)a
EX-99.23(d)(36)a
EX-99.23(E)7
EX-99.23(E)8
EX-99.23(H)(3)F
EX-99.23(H)(3)G
EX-99.23(m)(6)
EX-99.23(m)(7)

Investor Information

OVERVIEW

Transamerica Series Trust (“Trust” or “TST”), currently offers several investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

•	Each portfolio has its own investment strategy and risk profile.

•	No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

•	You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

•	There can be no assurance that any portfolio will achieve its investment goal or objective.

•	Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

•	All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your long-term investment goals.

•	Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

•	Past performance does not necessarily indicate future results.

•	To the extent authorized by law, TST and the portfolios reserve the right to discontinue offering shares at any time, to merge or liquidate a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found below and in the TST Statement of Additional Information (“SAI”).

To help you understand . . .

In this prospectus, you’ll see references like the ones below. These references let you know at a glance the subject of the nearby paragraphs. The references serve as tools for your convenience and to assist you as you read this prospectus.

This reference directs you to a portfolio’s goal or objective.

This reference indicates discussion about a portfolio’s key strategies.

What are the affiliated underlying funds/portfolios in which the portfolios may invest: See the list of all affiliated underlying funds/portfolios.

This reference indicates the key risks of investing in a portfolio.

This reference indicates investment performance.

This reference provides information on the fees and expenses of a portfolio.

This reference provides information about portfolio management.

Please note: The names, investment objectives, and policies of certain portfolios or certain underlying funds/portfolios may be similar to the names, investment objectives and policies of other funds/portfolios that are managed by the same sub-adviser. The investment results of the Trust’s portfolios or the underlying funds/portfolios may be higher or lower than the results of those funds/portfolios. There is no assurance, and no representation made, that the investment results of any of the Trust’s portfolios will be comparable to any other fund/portfolio.

i

Transamerica Index 35 VP

OBJECTIVE

This portfolio seeks current income and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying Exchange Traded Funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

•	Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio intends to achieve a mix over time of approximately 35% of portfolio assets in ETFs that invest primarily in equities and 65% of portfolio assets in ETFs that invest primarily in bonds. The portfolio will invest in certain ETFs listed below to achieve the target allocation.

•	The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see the portfolio’s SAI for more information about investment strategies. The SAI is available upon request by calling 1-800-851-9777.

UNDERLYING ETFs

Listed below are the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies, please refer to Appendix A of this prospectus.

Equity ETFs

•	Vanguard® Emerging Markets ETF

•	Vanguard® Europe Pacific ETF
•	Vanguard® European Stock ETF
•	Vanguard® Extended Market ETF
•	Vanguard® FTSE All-World ex-US ETF
•	Vanguard® Growth ETF

•	Vanguard® Large-Cap ETF

•	Vanguard® Mega Cap 300 ETF
•	Vanguard® Mid-Cap ETF
•	Vanguard® Pacific Stock ETF

•	Vanguard® Small-Cap ETF

•	Vanguard® Total Stock Market ETF

•	Vanguard® Total World Stock ETF
•	Vanguard® Value ETF

Bond ETFs

•	Vanguard® Intermediate-Term Bond ETF

•	Vanguard® Long-Term Bond ETF

•	Vanguard® Short-Term Bond ETF

•	Vanguard® Total Bond Market ETF

TST
TI35-1 Transamerica Index 35 VP

PRIMARY RISKS

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs and other mutual funds in which it invests (the underlying ETFs and other mutual funds are not necessarily subject to each risk listed below), as well as other risks described in Appendix E of the SAI. Please refer to Appendix A of this prospectus which identifies the primary risks of the underlying ETFs.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as identified in Appendix A of this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The sub-adviser allocates the portfolio’s assets among various underlying funds, including ETFs and institutional mutual funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses.

STOCKS
Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES
The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value
•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more

TST
TI35-2 Transamerica Index 35 VP

sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities
•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes
•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio’s interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may Become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices
•	less information available to the public
•	less (or different) regulation of securities markets
•	more complex business negotiations
•	less liquidity
•	more fluctuations in prices
•	delays in settling foreign securities transactions
•	higher costs for holding shares (custodial fees)
•	higher transaction costs
•	vulnerability to seizure and taxes
•	political or financial instability and small markets
•	different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio’s investments in foreign currency denominated securities may reduce the returns of the portfolios.

Please also see the portfolio’s website at www.transamericafunds.com (select Transamerica Series Trust) for more information about the portfolio.

You may lose money if you invest in this portfolio.

These and other risks are more fully described in the SAI.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition

TST
TI35-3 Transamerica Index 35 VP

that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Series Trust) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

PAST PERFORMANCE
No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

EXPENSES
When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio’s share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio’s shares. Actual expenses may vary significantly.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

	Class of Shares
	Initial		Service
	Class		Class

Management fees	0.32%		0.32%
Rule 12b-1 fees	0.00	%(b)	0.25%
Other expenses	0.05%		0.05%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.10%		0.10%

Total	0.47%		0.72%
Expense reduction(c)	0.00%		0.00%

Net operating expenses	0.47%		0.72%

(a)	Annual portfolio operating expenses are based on estimates for the current fiscal year.

(b)	The Trust’s Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least November 19, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c)	Contractual arrangement with Transamerica Asset Management, Inc. (“TAM”) through November 19, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.37%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.37% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds’ fees and expenses and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio’s future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

TST
TI35-4 Transamerica Index 35 VP

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

Share Class	1 Year	3 Years

Initial Class	$48	$183
Service Class	$74	$230

MANAGEMENT

Investment Adviser: Transamerica Asset Management, Inc. (“TAM”), 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled “Additional Information — All Portfolios — Management” of this prospectus.

Advisory Fee: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million of average daily net assets; and 0.28% of average daily net assets over $250 million.

For the fiscal year ended December 31, 2008, the portfolio did not pay a management fee as it had not commenced operations prior to the date of this prospectus.

Sub-Adviser: AEGON USA Investment Management, LLC 4333 Edgewood Road, NE Cedar Rapids, Iowa 52499

Sub-Advisory Fee: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.12% of the first $50 million of average daily net assets; 0.10% over $50 million up to $250 million of average daily net assets; and 0.08% of average daily net assets over $250 million.

A discussion regarding the basis of the Trust’s Board of Trustees’ approval of the portfolio’s advisory arrangements will be available in the Trust’s annual report for the fiscal year ending December 31, 2009.

Portfolio Manager:

Jeff Whitehead, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON’s fixed annuity, Single Premium Immediate Annuities (“SPIA”) and bank-owned life insurance and corporate-owned life insurance (“BOLI/COLI”) portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the portfolio.

FINANCIAL HIGHLIGHTS

Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

TST
TI35-5 Transamerica Index 35 VP

Transamerica Index 100 VP

OBJECTIVE

This portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The portfolio seeks to achieve its objective by investing its assets primarily in a combination of underlying Exchange Traded Funds (“ETFs”).

ETFs are investment vehicles traded intraday on stock exchanges that generally hold baskets of securities, such as stocks or bonds. Most ETFs attempt to replicate the performance of a stock or bond index.

In seeking to achieve its investment objective, the portfolio follows these investment strategies:

•	Under normal market conditions, it expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio will normally invest 100% of its assets, excluding cash and cash equivalents, in ETFs that invest primarily in equities. The portfolio intends to achieve a mix over time of approximately 75% of portfolio assets in ETFs that invest primarily in domestic equities and 25% of portfolio assets in ETFs that invest primarily in international equities. The portfolio will invest in certain ETFs listed below to achieve the target allocation.

•	The portfolio’s sub-adviser, AEGON USA Investment Management, LLC (“AUIM”), decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and historical performance.

•	The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.

It is expected that the portfolio will hold at least eight underlying ETFs. It is not possible to predict the extent to which the portfolio will be invested in any particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds.

The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without prior notice to investors.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying ETFs.

The portfolio may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Under adverse or unstable market, economic or political conditions, the portfolio may do so without limit. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. To the extent that the portfolio has any uninvested cash, the portfolio would also be subject to risk with respect to the depository institution holding the cash.

Please see the portfolio’s SAI for more information about investment strategies. The SAI is available upon request by calling 1-800-851-9777.

UNDERLYING ETFs

Listed below are the underlying ETFs in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies, please refer to Appendix A of this prospectus.

Domestic Equity ETFs

•	Vanguard® Emerging Markets ETF

•	Vanguard® Extended Market ETF

•	Vanguard® Growth ETF

•	Vanguard® Large-Cap ETF
•	Vanguard® Mega Cap 300 ETF
•	Vanguard® Mid-Cap ETF

•	Vanguard® Small-Cap ETF

•	Vanguard® Total Stock Market ETF

•	Vanguard® Value ETF

International Equity ETFs

•	Vanguard® Europe Pacific ETF

•	Vanguard® European Stock ETF

•	Vanguard® FTSE All-World ex-US ETF

•	Vanguard® Pacific Stock ETF

•	Vanguard® Total World Stock ETF

TST
TI100-1 Transamerica Index 100 VP

PRIMARY RISKS

Risk is inherent in all investing. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio is subject to the following primary investment risks, which mainly derive from the risks of the underlying ETFs and other mutual funds in which it invests (the underlying ETFs and other mutual funds are not necessarily subject to each risk listed below), as well as other risks described in Appendix E of the SAI. Please refer to Appendix A of this prospectus which identifies the primary risks of the underlying ETFs.

MARKET
The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The value of a security may fall due to factors affecting securities markets generally or a particular sector of the securities markets or factors affecting particular industries or issuers. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities.

UNDERLYING EXCHANGE TRADED FUNDS
Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. There can be no assurance that the investment objective of any underlying ETF will be achieved. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs, as identified in Appendix A of this prospectus. In addition, the portfolio will indirectly bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests, and it is subject to business and regulatory developments affecting the underlying ETFs.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ASSET ALLOCATION
The sub-adviser allocates the portfolio’s assets among various underlying funds, including ETFs and institutional mutual funds. These allocations may be unsuccessful in maximizing the portfolio’s return and/or avoiding investment losses.

STOCKS
Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES
Investments in foreign securities including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

•	different accounting and reporting practices
•	less information available to the public
•	less (or different) regulation of securities markets
•	more complex business negotiations
•	less liquidity
•	more fluctuations in prices

TST
TI100-2 Transamerica Index 100 VP

•	delays in settling foreign securities transactions
•	higher costs for holding shares (custodial fees)
•	higher transaction costs
•	vulnerability to seizure and taxes
•	political or financial instability and small markets
•	different market trading days

CURRENCY
When the portfolio invests in securities denominated in foreign currencies, or otherwise holds a foreign currency, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio’s investments in foreign currency denominated securities may reduce the returns of the portfolios.

Please also see the portfolio’s website at www.transamericafunds.com (select Transamerica Series Trust) for more information about the portfolio.

You may lose money if you invest in this portfolio.

These and other risks are more fully described in the SAI.

LIMITATIONS ON INVESTING IN OTHER INVESTMENT COMPANIES
The Investment Company Act of 1940 (“1940 Act”) restricts investments by registered investment companies, such as the portfolio, in the securities of other investment companies, including ETFs. However, pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission to certain Vanguard funds, the portfolio is permitted to invest in exchange-traded shares of those Vanguard funds beyond the limitations set forth in the 1940 Act, subject to certain terms and conditions set forth in the exemptive order, including a condition that the portfolio enter into an agreement with the relevant Vanguard funds prior to investing beyond the 1940 Act’s limitations. Vanguard® is a registered trade mark of The Vanguard Group, Inc. Neither Vanguard nor any Vanguard fund makes any representation regarding the advisability of investing in ETF shares of any Vanguard fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
A detailed description of the portfolio’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. The portfolio publishes its top ten holdings on its website at www.transamericafunds.com (select Transamerica Series Trust) within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 25 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

PAST PERFORMANCE
No performance is shown for the portfolio as it had not commenced operations prior to the date of this prospectus. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

EXPENSES
When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio’s share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts. The table below sets forth the estimated fees and expenses you may pay if you invest in the portfolio’s shares. Actual expenses may vary significantly.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

	Class of Shares
	Initial		Service
	Class		Class

Management fees	0.32%		0.32%
Rule 12b-1 fees	0.00	%(b)	0.25%
Other expenses	0.08%		0.08%
Acquired fund fees and expenses (fees and expenses of underlying funds)	0.10%		0.10%

Total	0.50%		0.75%
Expense reduction(c)	0.00%		0.00%

Net operating expenses	0.50%		0.75%

(a)	Annual portfolio operating expenses are based on estimates for the current fiscal year.

TST
TI100-3 Transamerica Index 100 VP

(b)	The Trust’s Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio’s average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least November 19, 2010. The Board of Trustees reserves the right to cause such fees to be paid after that date.

(c)	Contractual arrangement with Transamerica Asset Management, Inc. (“TAM”) through November 19, 2010 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.40%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e., underlying) funds’ fees and expenses. TAM is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.40% of average daily net assets, excluding 12b-1 fees, acquired (i.e., underlying) funds’ fees and expenses and certain extraordinary expenses.

EXPENSE EXAMPLE
This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It shows the cumulative expenses you would pay if you invested $10,000, reinvested all distributions and dividends without a sales charge, and held your shares for the periods shown and then redeem all of your shares at the end of those periods, with a 5% annual return (this assumption is required by the SEC and is not a prediction of the portfolio’s future performance) and portfolio operating expenses remaining the same. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

Share Class	1 Year	3 Years

Initial Class	$51	$193
Service Class	$77	$240

MANAGEMENT
Investment Adviser: Transamerica Asset Management, Inc. (“TAM”) 570 Carillon Parkway St. Petersburg, FL 33716-1202

For additional information about TAM, see the section entitled “Additional Information — All Portfolios — Management” of this prospectus.

Advisory Fee: TAM receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.32% of the first $50 million of average daily net assets; 0.30% over $50 million up to $250 million of average daily net assets; and 0.28% of average daily net assets over $250 million.

For the fiscal year ended December 31, 2008, the portfolio did not pay a management fee as it had not commenced operations prior to the date of this prospectus.

Sub-Adviser: AEGON USA Investment Management, LLC 4333 Edgewood Road, NE Cedar Rapids, Iowa 52499

Sub-Advisory Fee: The sub-adviser receives compensation from TAM, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio’s average daily net assets): 0.12% of the first $50 million of average daily net assets; 0.10% over $50 million up to $250 million of average daily net assets; and 0.08% of average daily net assets over $250 million.

A discussion regarding the basis of the Trust’s Board of Trustees’ approval of the portfolio’s advisory arrangements will be available in the Trust’s annual report for the fiscal year ending December 31, 2009.

Portfolio Manager:

Jeff Whitehead, CFA, is a Senior Vice President and Senior Portfolio Manager at AUIM. He is a member of the Portfolio Management Group with primary responsibility for managing AEGON’s fixed annuity, Single Premium Immediate Annuities (“SPIA”) and bank-owned life insurance and corporate-owned life insurance (“BOLI/COLI”) portfolios. Mr. Whitehead is also a member of the Tactical Asset Allocation Committee, the group that formulates investment strategy and makes duration, curve positioning, volatility and sector decisions.

Prior to joining AUIM in 2001, Mr. Whitehead worked at PIMCO Specialty Markets. He also spent several years at Conseco Capital Management and previously held actuarial positions at both a life insurance company as well as a life insurance consulting firm. Mr. Whitehead, an Associate in the Society of Actuaries since 1992, earned a B.S. in mathematics from the University of Massachusetts in 1986.

TST
TI100-4 Transamerica Index 100 VP

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the portfolio.

FINANCIAL HIGHLIGHTS
Financial Highlights for the portfolio are not included in this prospectus because the portfolio had not commenced operations prior to the date of this prospectus.

TST
TI100-5 Transamerica Index 100 VP

Additional Information — All Portfolios

MANAGEMENT

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios’ assets by investment adviser and sub-adviser. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, has served as investment adviser since 1997. TAM hires investment sub-advisers to furnish investment advice and recommendations, and has entered into a sub-advisory agreement with the portfolios’ sub-adviser. TAM also monitors the sub-adviser’s buying and selling of securities and administration of the portfolios. For these services, it is paid investment advisory fees. These fees are calculated on the average daily net assets of each portfolio, and are paid at the rates previously shown in this prospectus.

TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (“Western Reserve”) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

From time to time, TAM and/or its affiliates may pay, out of their own resources and not out of portfolio assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled “Other Distribution and Service Arrangements” in this prospectus.

The portfolios rely on an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the portfolios and their investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

Investment Policy Changes
Unless expressly designated as fundamental, all policies of the portfolios may be changed at any time by the Board of Trustees without shareholder approval.

OTHER INFORMATION

Share Classes
TST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through November 19, 2010. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

1 Additional Information — All Portfolios

Additional Information — All Portfolios (continued)

Purchase and Redemption of Shares
As described earlier in this prospectus, shares of these portfolios are intended to be sold to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (“NAV”) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust’s distributor (or other agent) of a purchase order or receipt of a redemption request.

Valuation of Shares
The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

How NAV Is Calculated
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.

The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purposes of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.

In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of

2 Additional Information — All Portfolios

Additional Information — All Portfolios (continued)

trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.

Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios’ valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

Dividends and Distributions
Each portfolio intends to distribute annually substantially all of its net investment income, if any. Any capital gain distributions are typically declared and distributed annually. Dividends and distributions are paid on the business day following the ex-dividend date, and will be reinvested in additional shares unless you elect to take your dividends in cash. Distributions of short-term capital gains are taxable as distributions of net investment income.

Taxes
Each portfolio will qualify in its initial year and expects to continue to qualify for each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”). As a regulated investment company, a portfolio generally will not be subject to federal income tax on its taxable income that it distributes. Taxable income consists generally of net investment income and any capital gains. It is each portfolio’s intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company. Separate accounts are insurance company separate accounts that fund variable insurance policies and annuity contracts. Certain separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for insurance policies and annuity contracts funded by those separate accounts to qualify for their expected tax treatment. If a portfolio qualifies as a regulated investment

3 Additional Information — All Portfolios

Additional Information — All Portfolios (continued)

company and only sells its shares to separate accounts and certain other qualified investors, the separate accounts invested in that portfolio will be allowed to look through to the portfolio’s investments in order to satisfy the separate account diversification requirements. Each portfolio intends to comply with those diversification requirements. If a portfolio fails to meet the diversification requirements under Section 817(h) of the Code, fails to qualify as a regulated investment company or fails to limit sales of portfolio shares to the permitted investors described above, then income earned with respect to the insurance policies and annuity contracts invested in that portfolio could become currently taxable to the owners of the policies and contracts, and income for prior periods with respect to the policies and contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors with respect to an investment in a portfolio. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see “Federal Income Tax Considerations” included in the respective prospectuses for the policies and contracts.

Distribution and Service Plans
The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, makes payments to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class and up to 0.25% of the average daily net assets of each portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before November 19, 2010. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

Other Distribution and Service Arrangements
The insurance companies that selected the portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York and Monumental Life Insurance Company (together, the “Transamerica Insurance Companies”), are affiliated with TAM. The Transamerica Insurance Companies, TCI and TAM may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TAM, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TAM is a majority-owned subsidiary of Western Reserve Life Assurance Co. of Ohio (“WRL”) and is affiliated with the other Transamerica Insurance Companies, and TAM’s business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other potential investment options.

4 Additional Information — All Portfolios

Additional Information — All Portfolios (continued)

In addition, TAM, the Transamerica Insurance Companies and/or TCI, out of their past profits and other available sources, provides additional cash payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios’ shares). In certain cases, these payments may be significant.

The foregoing arrangements are sometimes referred to as “revenue sharing” arrangements. Revenue sharing is not an expense of the portfolios, does not result in increased expenses, and are not reflected in the fees and expenses tables included in this prospectus. TAM also may compensate financial intermediaries (in addition to amounts that may be paid by the portfolios) for providing certain administrative services.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separate account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios’ shares available to current or prospective variable contract owners to the detriment of other investment options.

Market Timing and Disruptive Trading
Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager’s ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio’s investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE TST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best effort to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios’ policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or

5 Additional Information — All Portfolios

Additional Information — All Portfolios (continued)

policy owner (a “contract owner”) or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios’ ability to apply their restrictions against market timing and disruptive trading. The portfolios’ distributor has entered into agreements with intermediaries requiring the intermediaries to provide certain information to help identify harmful trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in excess trading. There is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies’ ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying funds/portfolios by a portfolio in furtherance of a portfolio’s objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

6 Additional Information — All Portfolios

Appendix A
Description of Certain Underlying ETFS

This section describes the underlying ETFs in which certain of the portfolios may invest. This section summarizes their respective investment objectives and principal investment strategies and identifies their primary risks. Additional information about the portfolios’ investment strategies and risks may be found in the SAI.

VANGUARD UNDERLYING ETFS:
Vanguard® Emerging Markets ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The ETF employs a “passive management” — or indexing — investment approach by investing substantially all (normally about 95%) of its assets in the common stocks included in the MSCI® Emerging Markets Index, while employing a form of sampling to reduce risk. The MSCI Emerging Markets Index includes approximately 781 common stocks of companies located in emerging markets around the world. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

Vanguard® Europe Pacific ETF seeks to provide a tax-efficient investment return consisting of long-term capital appreciation. The ETF purchases stocks included in the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI® EAFE®) Index, which is made up of approximately 989 common stocks of companies located in 21 countries in Europe, Australia, Asia and the Far East. The ETF uses statistical methods to “sample” the Index, aiming to closely track its investment performance while limiting investments in Index securities that have undesirable tax characteristics in an attempt to minimize taxable income distributions. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard® European Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the Morgan Stanley Capital International (MSCI®) Europe Index. The MSCI Europe Index is made up of approximately 513 common stocks of companies located in 16 European countries — mostly companies in the United Kingdom, France, Germany, and Switzerland. Other countries represented in the Index include Austria, Belgium, Denmark, Finland, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain and Sweden. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard® Extended Market ETF seeks to track the performance of a benchmark index that measures the investment return of small-and mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Standard & Poor’s Completion Index, a broadly diversified index of stocks of small and medium-size U.S. companies. The ETF invests all, or substantially all, of its assets in stocks of its target index, with nearly 80% of it assets invested in 1,200 stocks in its target index (covering nearly 80% of its Index’s total market capitalization), and the rest of its assets in a representative sample of the remaining stock. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are stock market risk, investment style risk and index sampling risk.

Vanguard® FTSE All-World ex-US ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World ex-US Index, a free-float-adjusted, market-capitalization-weighted index designed to measure equity market performance of international markets. The Index includes approximately 2,200 stocks of companies located in 46 countries, including both developed and emerging markets. The ETF attempts to replicate its target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk and currency risk.

1 Appendix A

Appendix A
Description of Certain Underlying ETFS (continued)

Vanguard® Growth ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization growth stocks. The ETF employs a “passive management” — or — indexing-investment approach designed to track the performance of the MSCI® U.S. Prime Market Growth Index, a broadly diversified index predominantly made up of growth stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk and investment style risks.

Vanguard® Intermediate-Term Bond ETF seeks to track the performance of a market-weighted bond index with an intermediate-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 5-10 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 5 and 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard® Large-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market 750 Index, a broadly diversified index predominantly made up of stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard® Long-Term Bond ETF seeks to track the performance of a market-weighted bond index with a long-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Long Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of greater than 10 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 15 and 30 years. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, credit risk and index sampling risk.

Vanguard® Mega Cap 300 ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks in the U.S. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International® (MSCI®) US Large-Cap 300 Index, a free-float adjusted, market-capitalization-weighted index designed to measure equity market performance of large-capitalization stocks. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

2 Appendix A

Appendix A
Description of Certain Underlying ETFS (continued)

Vanguard® Mid-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard® Pacific Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of the Pacific region. The ETF employs a “passive management” — or indexing — investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® Pacific Index. The MSCI Pacific Index consists of approximately 507 common stocks of companies located Japan, Australia, Hong Kong, Singapore, and New Zealand. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk and currency risk.

Vanguard® Short-Term Bond ETF seeks to track the performance of a market-weighted bond index with a short-term dollar-weighted average maturity. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. 1-5 Year Government/Credit Bond Index. This Index includes all medium and larger issues of U.S. government investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued. The ETF invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF’s maintains a dollar-weighted average maturity consistent with that of the Index, which generally does not exceed 3 years. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: interest rate risk, income risk, index sampling risk and credit risk.

Vanguard® Small-Cap ETF seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Small Cap 1750 Index, a broadly diversified index of stocks of smaller U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

Vanguard® Total Bond Market ETF seeks to track the performance of a broad, market-weighted bond index. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the U.S., including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The ETF invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the ETF’s investments will be selected through the sampling process, and at least 80% of the ETF’s assets will be invested in bonds held in the Index. The ETF maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are interest rate risk, income risk, credit risk, call risk and index sampling risk.

Vanguard® Total Stock Market ETF seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the Morgan Stanley Capital International (MSCI®)

3 Appendix A

Appendix A
Description of Certain Underlying ETFS (continued)

U.S. Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The ETF typically holds 1,200-1,300 of the stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk and index sampling risk.

Vanguard® Total World Stock ETF seeks to track the performance of a benchmark index that measures the investment return of stocks of companies located in developed and emerging markets around the world. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the FTSE® All-World Index, a free-float-adjusted, market-capitalization-weighted index designed to measure the market performance of large-and mid-capitalization stocks of companies located around the world. The Index includes approximately 2,800-2,900 stocks or companies located in 47 countries, including both developed and emerging markets. The ETF typically holds approximately 2,000 stocks in its target Index (covering nearly 99% of the Index’s total market capitalization) and a representative sample of the remaining stocks. The ETF holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings, country weightings, and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk, country/regional risk, emerging markets risk, currency risk and index sampling risk.

Vanguard® Value ETF seeks to track the performance of a benchmark index that measures the investment return of large-capitalization value stocks. The ETF employs a “passive management” — or indexing — investment approach designed to track the performance of the MSCI® U.S. Prime Market Value Index, a broadly diversified index predominantly made up of value stocks of large U.S. companies. The ETF attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The ETF may invest, to a limited extent, in derivatives. The primary risks of investing in this underlying ETF are: stock market risk and investment style risk.

4 Appendix A

Transamerica Series Trust
www.transamericafunds.com

ADDITIONAL INFORMATION about these portfolios is contained in the Statement of Additional Information (“SAI”), dated November 19, 2009, which is incorporated by reference into this prospectus, and will also be contained in the Trust’s annual and semi-annual reports to shareholders when available. In the portfolio’s annual reports, when available, you will find a discussion of the market conditions, and investment strategies that significantly affected each portfolio’s performance during the last fiscal year.

You may also call 1-800-851-9777 to request this additional information about the Trust without charge or to make shareholder inquiries.

Other information about these portfolios has been filed with and is available from the U.S. Securities and Exchange Commission (“SEC”). Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

Reports and other information about the Trust are also available on the SEC’s Internet site at http://www.sec.gov. (Transamerica Series Trust File No. 811-04419.)

For more information about these portfolios, you may obtain a copy of the SAI or the annual or semi-annual reports, without charge, or to make other inquiries about the Trust, call the number listed above.

(Transamerica Series Trust File No. 811-04419).

Statement of Additional Information
TRANSAMERICA SERIES TRUST
November 19, 2009
This Statement of Additional Information (“SAI”) is not a prospectus but supplements and should be read in conjunction with the prospectus of Transamerica Index 35 VP and Transamerica Index 100 VP dated November 19, 2009, as it may be supplemented from time to time, with the prospectus of Transamerica Series Trust (the “Trust” or “TST”) dated May 1, 2009, as it may be supplemented from time to time, and with the prospectus of TST dated May 1, 2009 for Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP, as it may be supplemented from time to time.
You may obtain a copy of the prospectuses free of charge by calling 1-800-851-9777. The SAI is incorporated by reference into the prospectuses. The SAI sets forth information which may be of interest to investors but which is not necessarily included in the prospectuses. The Trust’s Annual Report to Policyowners, including the financial statements therein, are incorporated by reference into this SAI, and may be obtained free of charge by calling TST at the above telephone number.
Investment Adviser:
TRANSAMERICA ASSET MANAGEMENT, INC.

TRANSAMERICA SERIES TRUST

Information about each portfolio you should know before investing
(NOTE: Please refer to your product prospectus for a listing of the portfolios that are offered through the product you have purchased.)
ORGANIZATION
INVESTMENT OBJECTIVE
FUNDAMENTAL INVESTMENT POLICIES

Individual Portfolio Information
TACLCV-1	Transamerica American Century Large Company Value VP
TAAC-1	Transamerica Asset Allocation — Conservative VP
TAAGR-1	Transamerica Asset Allocation — Growth VP
TAAMOD-1	Transamerica Asset Allocation — Moderate VP
TAAMG-1	Transamerica Asset Allocation — Moderate Growth VP
TB-1	Transamerica Balanced VP
TBRGA-1	Transamerica BlackRock Global Allocation VP
TBRLCV-1	Transamerica BlackRock Large Cap Value VP
TBRTA-1	Transamerica BlackRock Tactical Allocation VP
TCGV-1	Transamerica Capital Guardian Value VP
TCGRES-1	Transamerica Clarion Global Real Estate Securities VP
TCS-1	Transamerica Convertible Securities VP
TEM-1	Transamerica Efficient Markets VP
TE-1	Transamerica Equity VP
TEII-1	Transamerica Equity II VP
TFMO-1	Transamerica Federated Market Opportunity VP
TFGC-1	Transamerica Foxhall Global Conservative VP
TFGEMPR-1	Transamerica Foxhall Emerging Markets/Pacific Rim VP
TFGG-1	Transamerica Foxhall Global Growth VP
TFGHA-1	Transamerica Foxhall Global Hard Asset VP
TGO-1	Transamerica Growth Opportunities VP
THB-1	Transamerica Hanlon Balanced VP
THG-1	Transamerica Hanlon Growth VP
THGI-1	Transamerica Hanlon Growth and Income VP
THMI-1	Transamerica Hanlon Managed Income VP
TI35-1	Transamerica Index 35 VP
TI50-1	Transamerica Index 50 VP
TI75-1	Transamerica Index 75 VP
TI100-1	Transamerica Index 100 VP
TIMGF-1	Transamerica International Moderate Growth VP
TJNGR-1	Transamerica Jennison Growth VP
TJPMCB-1	Transamerica JPMorgan Core Bond VP
TJPMEI-1	Transamerica JPMorgan Enhanced Index VP
TJPMMCV-1	Transamerica JPMorgan Mid Cap Value VP
TLMPAC-1	Transamerica Legg Mason Partners All Cap VP
TMARGR-1	Transamerica Marsico Growth VP
TMFSHY-1	Transamerica MFS High Yield VP
TMFSIE-1	Transamerica MFS International Equity VP
TMM-1	Transamerica Money Market VP
TMN-1	Transamerica Munder Net50 VP
TPIMCO-1	Transamerica PIMCO Total Return VP
TPFUB-1	Transamerica ProFund UltraBear VP
TST-1	Transamerica Science & Technology VP
TSMCV-1	Transamerica Small/Mid Cap Value VP
TRPEI-1	Transamerica T. Rowe Price Equity Income VP
TRPGS-1	Transamerica T. Rowe Price Growth Stock VP
TRPSC-1	Transamerica T. Rowe Price Small Cap VP
TTG-1	Transamerica Templeton Global VP
TTAV-1	Transamerica Third Avenue Value VP
TUSGS-1	Transamerica U.S. Government Securities VP
TVB-1	Transamerica Value Balanced VP
TVKAIA-1	Transamerica Van Kampen Active International Allocation VP
TVKLCC-1	Transamerica Van Kampen Large Cap Core VP
TVKMCG-1	Transamerica Van Kampen Mid-Cap Growth VP

i

Investor Information
ORGANIZATION
Each portfolio is a series of Transamerica Series Trust (“TST” or the “Trust”), a Delaware statutory trust that is governed by an Amended and Restated Agreement and Declaration of Trust dated November 1, 2007. The Trust, which was organized in 2005, is the successor to a corporation formed under the laws of the State of Maryland in 1985.
The Trust is intended to be sold to the separate accounts of life insurance companies to fund benefits under policies (“Policies”) or contracts (“Contracts”) (collectively, the “Separate Accounts”) (owners of the Separate Accounts, the “Policyowners”) issued by Western Reserve Life Assurance Co. of Ohio (“WRL”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company, Inc. (“TFLIC”), Monumental Life Insurance Company (“Monumental”), ML Life Insurance Company of New York (“MLLICNY”) and Merrill Lynch Life Insurance Company (“MLLIC”) (the “Life Companies”), and to Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Growth VP, Transamerica Asset Allocation — Moderate VP, Transamerica Asset Allocation — Moderate Growth VP, Transamerica International Moderate Growth VP and Transamerica BlackRock Tactical Allocation VP (the “Asset Allocation Portfolios”) as underlying portfolios in which the Asset Allocation Portfolios may invest. As such, WRL, Transamerica, TFLIC, Monumental, MLLICNY, MLLIC, and the Asset Allocation Portfolios are the only shareholders of the investment portfolios offered by TST. If a Life Company offers a portfolio of TST in its respective products, and you own a Policy or a Contract of one of those Life Companies, you have the right to give voting instructions on certain shares of such portfolio. Shares may be offered to other life insurance companies in the future.
Because Trust shares are sold to Separate Accounts established to receive and invest premiums received under Policies and purchase payments received under the Contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts of the Life Companies to invest in the Trust simultaneously. Neither the Life Companies nor the Trust currently foresees any such disadvantages or conflicts. Any Life Company may notify the Trust’s Board of a potential or existing conflict. The Trust’s Board will then determine if a material conflict exists and what action, if any, is needed.
Such action could include the sale of Trust shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by the Policyowners. The Trust’s Board might conclude that separate portfolios should be established under the Separate Accounts. If this happens, the affected Life Companies will bear the attendant expenses of establishing separate portfolios. As a result, Policyowners would no longer have the economies of scale typically resulting from a larger combined portfolio.
The Trust offers shares of each portfolio. All shares of a portfolio have equal voting rights, but only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each of the issued and outstanding shares of a portfolio is entitled to one vote and to participate equally in dividends and distributions declared by the portfolio and, upon liquidation or dissolution, to participate equally in the net assets of the portfolio remaining after satisfaction of outstanding liabilities. The shares of a portfolio, when issued, will be fully paid and nonassessable, have no preferences, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.
Only the Separate Accounts of the Life Companies may hold shares of the Trust and are entitled to exercise the rights directly as described above. To the extent required by law, the Life Companies will vote the Trust’s shares held in the Separate Accounts, including Trust shares which are not attributable to Policyowners, at meetings of the Trust, in accordance with instructions received from persons having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the Investment Company Act of 1940, as amended (the “1940 Act”) the Trust does not hold regularly scheduled special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote the Trust’s shares in their own right, they may elect to do so. The rights of Policyowners are described in more detail in the prospectuses or disclosure documents for the policies and the annuity contracts, respectively.
To the extent authorized by law, Transamerica Series Trust and each of the portfolios reserves the right to discontinue offering shares at any time or to cease operating entirely.
INVESTMENT OBJECTIVE
The investment objective of each portfolio and the policies each portfolio employs to achieve its objective are described in the prospectus. Shares of the portfolios are sold only to the Separate Accounts of the Life Companies to fund the benefits under certain Policies and Contracts and to the Asset Allocation Portfolios. There can be no assurance that a portfolio will achieve its objective.

As indicated in the prospectus, each portfolio’s investment objective and, unless otherwise noted, its investment policies and techniques may be changed by the Board without approval of shareholders or Policyowners. A change in the investment objective or policies of a portfolio may result in the portfolio having an investment objective or policies different from those which a Policyowner deemed appropriate at the time of investment.
FUNDAMENTAL INVESTMENT POLICIES
As indicated in the prospectus, each portfolio is subject to certain fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the portfolio. “Majority” for this purpose and under the 1940 Act means the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities of a portfolio are represented or (ii) more than 50% of the outstanding voting securities of a portfolio. A complete statement of all such fundamental policies is set forth below. State insurance laws and regulations may impose additional limitations on the portfolio’s investments, including the portfolio’s ability to borrow, lend and use options, futures and other derivative instruments. In addition, such laws and regulations may require that a portfolio’s investments meet additional diversification or other requirements.
Each portfolio has adopted the following fundamental policies:
1. Diversification
Each portfolio shall be a “diversified company” as that term is defined in the 1940 Act (except for Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica ProFund UltraBear VP, Transamerica Third Avenue Value VP and Transamerica Science & Technology VP), and as interpreted or modified from time to time by regulatory authority having jurisdiction. Transamerica Clarion Global Real Estate Securities VP, Transamerica Legg Mason Partners All Cap VP, Transamerica ProFund UltraBear VP, Transamerica Third Avenue Value VP and Transamerica Science & Technology VP are each currently a “non-diversified company” as that term is defined in the 1940 Act.
2. Borrowing
Each portfolio may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.
3. Senior Securities
Each portfolio may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction.
4. Underwriting Securities
Each portfolio may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (“Securities Act”) except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Among other things, to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act, each portfolio may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
5. Real Estate
Each portfolio may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Notwithstanding this limitation, a portfolio may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.
6. Making Loans
Each portfolio may make loans only as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.
7. Concentration of Investments
Each portfolio may not “concentrate” its investments in a particular industry or group of industries (except the portfolio(s) listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. Without limiting the generality of the foregoing, this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.
Transamerica Clarion Global Real Estate Securities VP may concentrate in securities of issuers in the real estate industry.
8. Commodities
Each portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted from time to time under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction.

v

Transamerica American Century Large Company Value VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.
(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.
(C) The portfolio may not sell securities short, except short sales “against the box.”
(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(E) The portfolio may not invest for purposes of exercising control.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica American Century Large Company Value VP paid $11,601 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio.
TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$3,268,257	$3,518,774	$1,073,823
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$79,582	$86,117	$25,266
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$7,646	N/A	N/A
TST
TACLCV-1 Transamerica American Century Large Company Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.35%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$115,854	$125,484	$21,614

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$4,462	3.85%	$424	0.34%	$28	0.13%
Brokerage commissions in the amount of $39,819 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
American Century Investment Management, Inc. (“American Century”) serves as sub-adviser to Transamerica American Century Large Company Value VP. American Century is located at American Century Tower, 4500 Main Street, Kansas City, MO 64111, and has been managing mutual funds since 1958.
The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2001, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,429,699	$1,544,352	$544,075
TST
TACLCV-2 Transamerica American Century Large Company Value VP

Transamerica Asset Allocation — Conservative VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.
(E) The portfolio may not invest for purposes of exercising control or management.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation — Conservative VP paid $30,543 for the fiscal period ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$1,099,811	$908,130	$766,794
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amount for the last three fiscal years:

2008	2007	2006
$137,476	$113,516	$95,849
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$21,257	N/A	N/A
TST
TAAC-1 Transamerica Asset Allocation — Conservative VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
N/A	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
N/A	N/A	N/A	N/A	N/A	N/A
PORTFOLIO CONSTRUCTION MANAGER
Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.
PORTFOLIO CONSTRUCTION MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.
PORTFOLIO CONSTRUCTION MANAGER FEES
The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,099,811	$908,130	$768,681
TST
TAAC-2 Transamerica Asset Allocation — Conservative VP

Transamerica Asset Allocation — Growth VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.
(E) The portfolio may not invest for purposes of exercising control or management.
(F) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation — Growth VP paid $37,959 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser for the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the past three fiscal years:

2008	2007	2006
$1,268,564	$1,657,725	$1,347,886
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2008	2007	2006
$158,571	$207,216	$168,486
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$21,226	N/A	N/A
TST
TAAGR-1 Transamerica Asset Allocation — Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
N/A	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
N/A	N/A	N/A	N/A	N/A	N/A
PORTFOLIO CONSTRUCTION MANAGER
Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.
PORTFOLIO CONSTRUCTION MANAGER INFORMATION
Information regarding the other accounts managed by portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.
PORTFOLIO CONSTRUCTION MANAGER FEES
The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,268,564	$1,657,725	$1,351,116
TST
TAAGR-2 Transamerica Asset Allocation — Growth VP

Transamerica Asset Allocation — Moderate VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.
(E) The portfolio may not invest for purposes of exercising control or management.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation — Moderate VP paid $78,233 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,694,809	$2,829,053	$2,360,933
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amount for the last three fiscal years:

2008	2007	2006
$336,851	$353,632	$295,117
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$49,661	N/A	N/A
TST
TAAMOD-1 Transamerica Asset Allocation — Moderate VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
N/A	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
N/A	N/A	N/A	N/A	N/A	N/A
PORTFOLIO CONSTRUCTION MANAGER
Morningstar Associates, LLC (“Morningstar) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.
PORTFOLIO CONSTRUCTION MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.
PORTFOLIO CONSTRUCTION MANAGER FEES
The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$2,694,809	$2,829,053	$2,366,726
TST
TAAMOD-2 Transamerica Asset Allocation — Moderate VP

Transamerica Asset Allocation — Moderate Growth VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.
(E) The portfolio may not invest for purposes of exercising control or management.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Asset Allocation — Moderate Growth VP paid $127,828 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$4,328,959	$4,623,754	$3,349,779
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2008	2007	2006
$541,120	$577,969	$418,722
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$79,291	N/A	N/A
TST
TAAMG-1 Transamerica Asset Allocation — Moderate Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
N/A	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
N/A	N/A	N/A	N/A	N/A	N/A
PORTFOLIO CONSTRUCTION MANAGER
Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.
PORTFOLIO CONSTRUCTION MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager are compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager are provided in Appendix D of this SAI.
PORTFOLIO CONSTRUCTION MANAGER FEES
The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$4,328,959	$4,623,754	$3,357,309
TST
TAAMG-2 Transamerica Asset Allocation — Moderate Growth VP

Transamerica Balanced VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund’s commitments under outstanding futures contracts positions of that fund’s would exceed the market value of its total assets.
(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.
(C) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin.
(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization.
(E) The portfolio may not mortgage or pledge any securities owned or held by a portfolio in amounts that exceed, in the aggregate, 15% of that portfolio’s net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts.
(F) The portfolio may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the portfolio may own debt or equity securities of companies engaged in those businesses.
(G) The portfolio may not purchase any security or enter into a repurchase agreement, if as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the portfolio’s investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.
(H) The portfolio may not invest in companies for the purpose of exercising control or management.
(I) The portfolio will normally have at least 25% of its total assets invested in fixed-income senior securities, which include corporate debt securities and preferred stock.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Balanced VP paid $2,277 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$602,509	$732,692	$613,116
TST
TB-1 Transamerica Balanced VP

ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$15,063	$18,317	$15,328
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$1,366	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.40%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$37,996	$37,910	$17,760

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $32,741 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”) serves as sub-adviser to Transamerica Balanced VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

2008	2007	2006
$263,598	$320,553	$268,867
TST
TB-2 Transamerica Balanced VP

Transamerica BlackRock Global Allocation VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. Because the portfolio had not commenced operations as of the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
As described in the prospectus, the portfolio invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.
ADVISER TO BLACKROCK FUND
BlackRock Advisers, LLC
SUB-ADVISERS TO BLACKROCK FUND
BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited.
BLACKROCK FUND PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
TST
TBRGA-1 Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Large Cap Value VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not purchase on margin or sell short.
(B) The portfolio may not invest more than an aggregate of 15% of the net assets of the portfolio, determined at the time of investment, in illiquid securities, subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.
(C) The portfolio may not invest in companies for the purpose of exercising control or management.
(D) The portfolio may not pledge, mortgage or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value.
In addition, the portfolio may invest up to 10% of its assets in securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets, including securities of foreign issuers that are represented by American Depositary Receipts (ADRs). Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. over-the-counter market are considered ‘‘foreign securities’’ for the purpose of the portfolio’s investment allocations. The portfolio generally limits its foreign securities investments to ADRs of issuers in developed countries.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica BlackRock Large Cap Value VP paid $23,127 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$6,469,520	$7,292,573	$7,654,897
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$165,938	$187,802	$197,464
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$16,858	N/A	N/A
TST
TBRLCV-1 Transamerica BlackRock Large Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$375,093	$253,687	$207,743

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$1,098	0.53%
No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER(1)
BlackRock Investment Management, LLC (“BlackRock”), located at 800 Scudders Mill Road, Plainsboro, NJ 08536, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated October 3, 2006, as amended. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$2,641,551	$2,971,757	$3,199,636*

*	For the period from January 1, 2006 to October 3, 2006, Fund Asset Management, L.P., doing business as Mercury Advisors served as sub-adviser to the portfolio and was paid $2,351,085 for its services.
TST
TBRLCV-2 Transamerica BlackRock Large Cap Value VP

Transamerica BlackRock Tactical Allocation VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. Because the portfolio had not commenced operations as of the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
BlackRock Financial Management, Inc. (“BlackRock”), 40 East 52nd Street, New York, NY 10022, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
TST
TBRTA-1 Transamerica BlackRock Tactical Allocation VP

Transamerica Capital Guardian Value VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of borrowing or investment.
(E) The portfolio may not sell securities short, except short sales “against the box.”
NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Capital Guardian Value VP paid $19,805 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts in fees for the last three fiscal years:

2008	2007	2006
$5,305,778	$8,440,366	$5,991,450
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last four fiscal years:

2008	2007	2006
$134,033	$216,345	$151,392
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$10,600	N/A	N/A
TST
TCGV-1 Transamerica Capital Guardian Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.87%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$822,056	$827,792	$564,917

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $530,525 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Capital Guardian Trust Company (“Capital Guardian”), 333 South Hope Street, Los Angeles, CA 90071, is the portfolio’s sub-adviser. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which itself is a wholly owned subsidiary of the Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968 and managed $64.5 billion in investments as of December 31, 2008.
Capital Guardian serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$2,513,121	$4,056,467	$2,846,257
TST
TCGV-2 Transamerica Capital Guardian Value VP

Transamerica Clarion Global Real Estate Securities VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.
(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.
(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits in connection with transactions in options, futures contracts, swaps and forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin.
(D) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.
(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(F) The portfolio may not invest in companies for the purpose of exercising control or management.
(G) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Clarion Global Real Estate Securities VP paid $15,666 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$4,242,165	$6,486,539	$5,723,222
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$109,462	$172,830	$151,021
TST
TCGRES-1 Transamerica Clarion Global Real Estate Securities VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$9,561	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$782,529	$1,500,260	$1,174,224

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $496,164 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
ING Clarion Real Estate Securities, L.P. (“Clarion”), located at 201 King of Prussia Road, Suite 600, Radnor, PA 19087, serves as sub-adviser for this portfolio.
Clarion serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
Clarion is an SEC registered investment adviser, and through its predecessors, has been managing investments in real estate securities on behalf of institutional investors since 1984. As of December 31, 2008, Clarion had approximately $10.8 billion in assets under management.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$2,094,251	$3,212,021	$2,886,727
TST
TCGRES-2 Transamerica Clarion Global Real Estate Securities VP

Transamerica Convertible Securities VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box” which includes underlying stocks of convertible securities.
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(D) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.
(E) The portfolio may not invest for purposes of exercising control or management.
(F) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.
(G) The portfolio may not purchase securities in other investment companies, except as it may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.
(H) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Convertible Securities VP paid $6,729 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$1,772,905	$2,352,568	$3,050,108
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2008	2007	2006
$47,406	$63,646	$83,575
TST
TCS-1 Transamerica Convertible Securities VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$4,051	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$50,986	$25,805	$26,520

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $50,986 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”) serves as sub-adviser to Transamerica Convertible Securities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid the following amounts for the past three fiscal years:

2008	2007	2006
$829,614	$1,113,797	$1,465,668
TST
TCS-2 Transamerica Convertible Securities VP

Transamerica Efficient Markets VP
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
The portfolio has adopted the following non-fundamental restrictions that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Efficient Markets VP paid $0 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$434	N/A	N/A
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2008	2007	2006
$21	N/A	N/A
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$3	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.52%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$17,834	N/A	N/A
TST
TEM-1 Transamerica Efficient Markets VP

COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$61	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	N/A	N/A	N/A	N/A
No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 10, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid the following amounts for the past three fiscal years:

2008	2007	2006
$124	N/A	N/A
TST
TEM-2 Transamerica Efficient Markets VP

Transamerica Equity VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act if as a result of the purchase: (a) more than 10% of the value of the portfolio’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio’s total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.
(B) The portfolio may not invest in companies for the purposes of exercising control or management.
(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.
(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.
In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).
NOTE: Historical information is derived from the financial history of the portfolio’s predecessor Growth Portfolio of the Transamerica Variable Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses to the Trust’s Board of Trustees. Transamerica Equity VP paid $67,875 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$16,159,692	$21,098,883	$14,424,636
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative service fees in the following amounts for the last three fiscal years:

2008	2007	2006
$455,515	$603,042	$407,339
TST
TE-1 Transamerica Equity VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$37,516	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.85%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$1,413,008	$2,085,992	$1,762,946

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $1,160,013 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”) serves as the sub-adviser to Transamerica Equity VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received fees in the following amounts for the last three fiscal years:

2008	2007	2006
$6,614,484	$8,491,011	$6,249,601
TST
TE-2 Transamerica Equity VP

Transamerica Equity II VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio’s total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.
(B) The portfolio may not invest in companies for the purposes of exercising control or management.
(C) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
(D) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.
(E) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.
In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Equity II VP paid $500 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$50,010	$61,902	$58,432
ADMINISTRATIVE SERVICES FEES
The portfolio pays administrative services fees to Transamerica Fund Services, Inc. The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$3,334	$4,127	$3,896
TST
TEII-1 Transamerica Equity II VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$278	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.30%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$28,837	$34,296	$29,684
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$9,803	$12,868	$8,353

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $9,469 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”) serves as the sub-adviser to Transamerica Equity II VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated December 30, 2003, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$50,010	$61,902	$58,596
TST
TEII-2 Transamerica Equity II VP

Transamerica Federated Market Opportunity VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio will not purchase securities on margin, other than in connection with the purchase of put options on financial futures contracts, but may obtain such short-term credits as may be necessary for the clearance of transactions.
(B) The portfolio will not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.
(C) The portfolio will not purchase securities of a company for the purpose of exercising control or management. However, the portfolio will acquire no more than 10% of the voting securities of an issuer and may exercise its voting power in the portfolio’s best interest. From time to time, the portfolio, together with other investment companies advised by affiliates or subsidiaries of Federated Investors, may together buy and hold substantial amounts of a company’s voting stock. All such stock may be voted together. In some cases, the portfolio and the other investment companies might collectively be considered to be in control of the company in which they have invested.
(D) With respect to securities comprising 75% of the value of its total assets, the portfolio will not purchase the securities of any issuer (other than the U.S. Government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements or cash or cash items) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer, or acquire more than 10% of any class of voting securities of any issuer. For these purposes the portfolio takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Federated Market Opportunity VP paid $10,855 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,948,353	$3,492,146	$4,282,009
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$78,623	$93,145	$115,200
TST
TFMO-1 Transamerica Federated Market Opportunity VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$7,167	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$2,236,428	$883,779	$731,668

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $1,056,266 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Federated Equity Management Company of Pennsylvania (“Federated”), located at 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779, serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,077,785	$1,259,314	$1,539,445
TST
TFMO-2 Transamerica Federated Market Opportunity VP

Transamerica Foxhall Global Conservative VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
TFGC-1 Transamerica Foxhall Global Conservative VP

Transamerica Foxhall Emerging Markets/Pacific Rim VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
TFEMPR-1 Transamerica Foxhall Emerging Markets/Pacific Rim VP

Transamerica Foxhall Global Growth VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
TFGG-1 Transamerica Foxhall Global Growth VP

Transamerica Foxhall Global Hard Asset VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Foxhall Capital Management, Inc. (“Foxhall”) serves as sub-adviser to the portfolio. Foxhall, located at 1613 Duke Street, Alexandria, VA 22314, is a registered investment adviser. Foxhall, a Virginia corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
TFGHA-1 Transamerica Foxhall Global Hard Asset VP

Transamerica Growth Opportunities VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the portfolio’s total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the portfolio’s total assets would be invested in the securities of any one investment company; or (c) the portfolio would own more than 3% of the total outstanding voting securities of any investment company.
(B) The portfolio may not invest in companies for the purposes of exercising control or management.
(C) Make short sales of securities or maintain a short position unless, at all times when a short position is open, the portfolio owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.
(D) Purchase securities on margin, except that the portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by the portfolio.
In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).
NOTE: Historical information is derived from the financial history of the portfolio’s predecessor Small Company Portfolio of Transamerica Variable Life Insurance Fund, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Growth Opportunities VP paid $10,675 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,662,790	$3,682,310	$3,844,129
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$67,862	$94,931	$99,245
TST
TGO-1 Transamerica Growth Opportunities VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$5,247	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.15%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$454,224	$634,775	$682,999

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $360,469 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”) serves as the sub-adviser to Transamerica Growth Opportunities VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The portfolio received fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,235,946	$1,711,294	$1,791,341
TST
TGO-2 Transamerica Growth Opportunities VP

Transamerica Hanlon Balanced VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
THB-1 Transamerica Hanlon Balanced VP

Transamerica Hanlon Growth VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
THG-1 Transamerica Hanlon Growth VP

Transamerica Hanlon Growth and Income VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
THGI-1 Transamerica Hanlon Growth and Income VP

Transamerica Hanlon Managed Income VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
Hanlon Investment Management, Inc. (“Hanlon”) serves as sub-adviser to the portfolio. Hanlon, located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234, is a registered investment adviser. Hanlon, a New Jersey corporation, serves pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by the portfolio managers and a description of the conflicts of interest policy applicable to the portfolio managers is provided in Appendix D of this SAI.
TST
THMI-1 Transamerica Hanlon Managed Income VP

Transamerica Index 35 VP
NON-FUNDAMENTAL INVESTMENT POLICIES:
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through November 19, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 19, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.
TST
TI35-1 Transamerica Index 35 VP

Transamerica Index 50 VP
NON-FUNDAMENTAL INVESTMENT POLICIES:
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Index 50 VP paid $89 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$15,356	N/A	N/A
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2008	2007	2006
$960	N/A	N/A
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$218	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$41,053	N/A	N/A
TST
TI50-1 Transamerica Index 50 VP

COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$4,960	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	N/A	N/A	N/A	N/A
No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.
The sub-adviser was paid the following amounts for the past three fiscal years:

2008	2007	2006
$5,759	N/A	N/A
TST
TI50-2 Transamerica Index 50 VP

Transamerica Index 75 VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Index 75 VP paid $286 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$44,283	N/A	N/A
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2008	2007	2006
$2,770	N/A	N/A
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$604	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.37%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$40,020	N/A	N/A
TST
TI75-1 Transamerica Index 75 VP

COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$14,088	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	N/A	N/A	N/A	N/A
No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2008. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.
The sub-adviser was paid the following amounts for the past three fiscal years:

2008	2007	2006
$16,587	N/A	N/A
TST
TI75-2 Transamerica Index 75 VP

Transamerica Index 100 VP
NON-FUNDAMENTAL INVESTMENT POLICIES:
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through November 19, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.40%. Because the portfolio had not commenced operations prior to the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
AEGON USA Investment Management, LLC (“AUIM”) serves as sub-adviser to the portfolio. AUIM, located at 4333 Edgewood Road, NE, Cedar Rapids, IA 52499, is a registered investment adviser. AUIM is a wholly owned, indirect subsidiary of AEGON NV, a Netherlands corporation and publicly traded international insurance group, and is an affiliate of TAM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated November 19, 2009. The agreement continues for an initial period of two years and then remains in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy to the portfolio manager is provided in Appendix D of this SAI.
TST
TI100-1 Transamerica Index 100 VP

Transamerica International Moderate Growth VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.
(E) The portfolio may not invest for purposes of exercising control or management.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica International Moderate Growth VP paid $8,686 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amount for the last three fiscal years:

2008	2007	2006
$291,260	$138,786	$14,544
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative fees in the following amount for the last three fiscal years:

2008	2007	2006
$36,407	$17,348	$1,818
TST
TIMG-1 Transamerica International Moderate Growth VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$5,884	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, acquired (i.e., underlying portfolios) fees and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.25%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$20,717
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amount for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
N/A	N/A	N/A

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
N/A	N/A	N/A	N/A	N/A	N/A
PORTFOLIO CONSTRUCTION MANAGER
Morningstar Associates, LLC (“Morningstar”) serves as portfolio construction manager to the portfolio pursuant to the terms of an Asset Allocation Management Agreement dated April 1, 2005, as amended. Morningstar is located at 22 West Washington Street, Chicago, IL 60602.
PORTFOLIO CONSTRUCTION MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio construction manager, the methods by which the portfolio construction manager is compensated, the range of securities owned by the portfolio construction manager and a description of the conflicts of interest policy applicable to the portfolio construction manager is provided in Appendix D of this SAI.
PORTFOLIO CONSTRUCTION MANAGER FEES
The portfolio construction manager was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$291,260	$138,786	$14,543
TST
TIMG-2 Transamerica International Moderate Growth VP

Transamerica Jennison Growth VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of borrowing or investment.
NOTE: Historical information is derived from the financial history of the predecessor portfolio, Endeavor Jennison Growth Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Jennison Growth VP paid $5,503 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$1,583,402	$1,211,824	$1,150,195
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$39,585	$30,296	$28,755
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$4,173	N/A	N/A
TST
TJNGR-1 Transamerica Jennison Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.94%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$302,308	$186,686	$213,091

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$100	0.05%	$546	0.26%
Brokerage commissions in the amount of $192,439 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Jennison Associates LLC (“Jennison”), 466 Lexington Avenue, 18th Floor, New York, NY 10017, serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust’s Board of Trustees.
Jennison (including its predecessor, Jennison Associates Capital Corp.), is a registered investment advisor founded in 1969. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$753,704	$590,804	$576,774
TST
TJNGR-2 Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not, as a matter of non-fundamental policy: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.
(B) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions.
(C) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts and other derivative instruments are not deemed to constitute selling securities short.
(D) The portfolio may not purchase securities on margin, except that a portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.
(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.
(F) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to money market portfolios or to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger. If the portfolio invests in a money market portfolio, the Investment Adviser will reduce its advisory fee by the amount of any investment advisory or administrative service fees paid to the investment manager of the money market portfolio.
(G) The portfolio may not invest more than 25% of its net assets at the time of purchase in the securities of foreign issuers and obligors.
(H) The portfolio may not invest in companies for the purpose of exercising control or management.
(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica JPMorgan Core Bond VP paid $4,514 for the fiscal year ended December 31, 2008.
ATST
TJPMCB-1 Transamerica JPMorgan Core Bond VP

ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$738,286	$716,968	$805,827
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$32,813	$31,865	$35,815
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$3,247	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.70%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$0	$0	$0

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
JPMorgan Investment Advisors Inc. (“JPMIA”), 1111 Polaris Parkway, Suite B2, Columbus OH 43240 is the portfolio’s sub-adviser. JPMIA is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.
JPMIA serves a sub-adviser pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The Agreement continues in effect year to year if approved annually by the Trust’s Board of Trustees.
ATST
TJPMCB-2 Transamerica JPMorgan Core Bond VP

PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$328,127	$318,652	$359,208
ATST
TJPMCB-3 Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of borrowing or investment.
(E) The portfolio may not sell securities short, except short sales “against the box.”
Note: Historical information is derived from the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica JPMorgan Enhanced Index VP paid $3,704 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$945,948	$1,424,828	$1,435,040
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$25,566	$38,509	$38,785
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$2,246	N/A	N/A
TST
TJPMEI-1 Transamerica JPMorgan Enhanced Index VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$168,110	$145,587	$157,269

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $96,323 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167, is the portfolio’s sub-adviser. J.P. Morgan is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.
J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$383,492	$577,633	$583,486
ATST
TJPMEI-2 Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.
(B) The portfolio shall not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(C) The portfolio will invest no more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided the Board of Trustees, or its delegate, determines that such securities are liquid based upon the trading market for the specific security.
(D) The portfolio may not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.
(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica JPMorgan Mid Cap Value VP paid $7,628 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,107,381	$2,927,791	$2,776,426
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$51,435	$71,945	$68,161
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$4,360	N/A	N/A
TST
TJPMMCV-1 Transamerica JPMorgan Mid Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$226,484	$242,406	$223,205

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $132,740 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167, is the portfolio’s sub-adviser. J.P. Morgan is an indirect, wholly owned subsidiary of JPMorgan Chase & Co.
J.P. Morgan serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,028,690	$1,438,895	$1,366,938
TST
TJPMMCV-2 Transamerica JPMorgan Mid Cap Value VP

Transamerica Legg Mason Partners All Cap VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not sell securities short. This restriction shall not apply to transactions involving selling securities “short against the box.”
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Legg Mason Partners All Cap VP paid $6,640 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$1,847,357	$2,858,650	$2,998,156
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$46,184	$71,466	$74,954
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$3,898	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.90%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
TST
TLMPAC-1 Transamerica Legg Mason Partners All Cap VP

COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$233,237	$158,912	$273,299

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $157,718 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
ClearBridge Advisors, LLC, located at 620 Eighth Avenue, New York, NY 10018 (“ClearBridge”), serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 1, 2005, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$940,817	$1,452,988	$1,541,666
TST
TLMPAC-2 Transamerica Legg Mason Partners All Cap VP

Transamerica Marsico Growth VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not make short sales of securities, except short sales “against the box.”
(C) The portfolio may not invest in companies for the purpose of exercising control or management.
(D) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio’s net assets exceed $40,000,000.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Marsico Growth VP paid $18,458 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$4,583,456	$4,514,723	$1,626,487
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$120,416	$118,627	$40,662
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$10,798	N/A	N/A
TST
TMARGR-1 Transamerica Marsico Growth VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$569,231	$607,852	$191,153

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $446,029 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Columbia Management Advisors, LLC (“Columbia”) (formerly, Banc of America Capital Management, LLC), located at 100 Federal Street, Boston, MA 02110, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 5, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. Columbia has subsequently entered into an agreement with Marsico Capital Management, LLC (“Marsico”), under which Marsico provides portfolio management to the portfolio.
Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser and is an independently owned investment management firm. Marsico provides investment services to mutual funds and private accounts and as of December 31, 2008 had approximately $106 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$2,291,728	$2,257,362	$815,516
TST
TMARGR-2 Transamerica Marsico Growth VP

Transamerica MFS High Yield VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the portfolio’s total assets at the time of borrowing or investment.
(E) The portfolio may not sell securities short, except short sales “against the box.”
(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
NOTE: The historical financial information for this portfolio has been derived from the prior operating history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica MFS High Yield VP paid $8,218 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,132,020	$2,620,721	$3,189,324
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$58,944	$70,715	$85,049
TST
TMFSHY-1 Transamerica MFS High Yield VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$5,526	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.05%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the past three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$13,591	$17,994	$29,057

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $8,152 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
MFS® Investment Management (“MFS”), located at 500 Boylston Street, Boston, MA 02116, is the portfolio’s sub-adviser. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$953,149	$1,206,430	$1,492,465
TST
TMFSHY-2 Transamerica MFS High Yield VP

Transamerica MFS International Equity VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the portfolio.
(B) The portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.
(C) The portfolio may not sell securities short, except short sales “against the box.”
(D) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts shall not constitute purchasing securities on margin.
(E) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts. The portfolio may not, however, enter into leveraged futures transactions if it would be possible for the portfolio to lose more money than it invested.
(F) The portfolio may invest a portion of its assets in the securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.
(G) The portfolio may not invest for purposes of exercising control.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica MFS International Equity VP paid $7,672 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,403,557	$3,424,805	$2,943,093
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$52,136	$74,718	$64,013
TST
TMFSIE-1 Transamerica MFS International Equity VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$4,245	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.13%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the past three years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$249,145	$450,797	$655,341

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$3,191	0.49%
Brokerage commissions in the amount of $176,048 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
MFS® Investment Management (“MFS”), 500 Boylston Street, Boston, MA 02116, serves as sub-adviser to the portfolio pursuant to a sub-advisory agreement with TAM. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect, majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
The sub-adviser serves pursuant to a Sub-Advisory Agreement dated July 1, 2006. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
TST
TMFSIE-2-Transamerica MFS International Equity VP

SUB-ADVISORY FEES
From July 3, 2006 to the present, MFS served as sub-adviser to the portfolio. MFS was paid the following amounts for its service for the last three fiscal years:

2008	2007	2006
$1,238,234	$1,774,550	$785,410
Prior to July 3, 2006, a different firm served as sub-adviser to the portfolio. It was paid the following amounts for its services for the last three fiscal years:

2008	2007	2006
N/A	N/A	$765,999
TST
TMFSIE-3-Transamerica MFS International Equity VP

Transamerica Money Market VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or the segregation of assets in connection with such transactions.
(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.
(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.
(D) The portfolio may not invest more than 10% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any securities for which the Board of Trustees or the Sub-Adviser has made a determination of liquidity, as permitted under the 1940 Act.
(E) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Restrictions (i) and (ii) do not apply to securities received as dividends, through offers to exchange, or as a result of reorganization, consolidation, or merger.
(F) The portfolio may not invest in companies for the purpose of exercising control or management.
(G) The portfolio may not invest in oil, gas or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.
Except with respect to borrowing money, if a percentage limitation set forth above in the investment restrictions for each portfolio is complied with at the time of the investment, a subsequent change in the percentage resulting from any change in value of a portfolio’s net assets will not result in a violation of such restriction. State laws and regulations may impose additional limitations on borrowing, lending, and the use of options, futures, and other derivative instruments. In addition, such laws and regulations may require a portfolio’s investments in foreign securities to meet additional diversification and other requirements.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trustees to the Board. Transamerica Money Market VP paid $21,836 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,820,273	$1,971,465	$1,645,685
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$161,158	$112,655	$94,039
TST
TMM-1 Transamerica Money Market VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$17,771	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.57%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSION PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$0	$0	$0

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated September 24, 2002, as amended. The agreement will continue from year to year if approved annually by the Trust’s Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,208,688	$848,967	$702,790
TST
TMM-2 Transamerica Money Market VP

Transamerica Munder Net50 VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not sell securities short, except short sales “against the box.”
(B) The portfolio may not participate on a “joint” or “joint and several” basis in any trading account in securities.
(C) The portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, and the rules and regulations thereunder.
In addition to the above, as a fundamental policy, the portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such portfolio (which might result in duplication of certain fees and expenses).
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Munder Net50 VP paid $2,852 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$827,094	$1,064,776	$984,299
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$18,380	$23,662	$21,873
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$1,525	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
TST
TMN-1 Transamerica Munder Net50 VP

COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$298,785	$387,423	$274,895

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $160,031 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Munder Capital Management (“Munder Capital”), located at 480 Pierce Street, Birmingham, MI 48009, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated December 29, 2006. The agreement continues in effect for two years from its effective date, and thereafter, from year to year if approved annually by the Trust’s Board of Trustees.
Founded in 1985, Munder Capital manages a variety of equity and fixed-income assets for institutional, high-net-worth and mutual fund investors.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$459,496	$591,543	$548,430
TST
TMN-2 Transamerica Munder Net50 VP

Transamerica PIMCO Total Return VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees as permitted under the 1940 Act. A sub-adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
(B) The portfolio may not sell securities short, except short sales “against the box.”
(C) The portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(D) The portfolio may enter into futures contracts and write and buy put and call options relating to futures contracts.
(E) The portfolio may not invest in interests in oil, gas or other mineral development or exploration programs although it may invest in the marketable securities of companies that invest in or sponsor such programs.
(F) The portfolio may not invest for purposes of exercising control or management.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica PIMCO Total Return VP paid $38,811 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$8,683,524	$7,762,612	$5,258,861
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the previous three fiscal years:

2008	2007	2006
$274,867	$244,170	$158,657
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$25,773	N/A	N/A
TST
TPIMCO-1 Transamerica PIMCO Total Return VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.20%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$161,922	$56,420	$32,611

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $35 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Pacific Investment Management Company LLC (“PIMCO”) serves as sub-adviser to this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PIMCO, a Delaware limited liability company, is located at 840 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”). Allianz SE is the indirect majority owner of AGI LP. Allianz SE is a European-based, multi-national insurance and financial services holding company. PIMCO had approximately $746.3 billion of assets under management as of December 31, 2008.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received the following fees for the last three fiscal years:

2008	2007	2006
$3,435,843	$3,052,127	$1,988,350
TST
TPIMCO-2 Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP
FEES PAID BY PORTFOLIO
The portfolio had not commenced operations prior to the date of this SAI, so there were no Trustee Fees, Advisory Fees, Administrative Service Fees or Transfer Agency Fees to report for the last three fiscal years.
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.98%. Because the portfolio had not commenced operations as of the date of this SAI, there were no expenses paid by the investment adviser for the last three fiscal years.
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio did not pay any brokerage commissions for the last three fiscal years as it had not commenced operations prior to the date of this SAI.
THE SUB-ADVISER
ProFund Advisors LLC (“ProFund Advisors”), 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2009. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
TST
TPFUB-1 Transamerica ProFund UltraBear VP

Transamerica Science & Technology VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities “short against the box.”
(B) The portfolio may not participate on a “joint” or “joint and several” basis in any trading account in securities.
(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.
(D) The portfolio may not invest in interest in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.
(E) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments). Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Science & Technology VP paid $4,363 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$1,047,293	$1,241,787	$1,115,480
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$26,854	$31,841	$28,602
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$2,085	N/A	N/A
TST
TST-1 Transamerica Science & Technology VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.98%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$199,240	$231,088	$385,450

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $181,473 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER(1)
Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to Transamerica Science & Technology VP, pursuant to a Sub-Advisory Agreement dated August 1, 2006, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. TIM is an affiliate of TAM.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

2008	2007	2006
$469,939	$557,212	$199,438(1)

(1)	For the period from January 1, 2006 to August 1, 2006, Great Companies, L.L.C. served as sub-adviser to the portfolio and was paid $302,582 for its services.
TST
TST-2 Transamerica Science & Technology VP

Transamerica Small/Mid Cap Value VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.
(E) The portfolio may not sell securities short, except short sales “against the box.”
(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
NOTE: The historical financial information is derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Small/Mid Cap Value VP paid $12,338 in fees and expenses for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$3,304,435	$3,748,845	$3,402,703
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the past three fiscal years:

2008	2007	2006
$82,626	$93,764	$85,067
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$7,373	N/A	N/A
TST
TSMCV-1 Transamerica Small/Mid Cap Value VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.89%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$830,974	$231,088	$370,672

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $598,281 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”) serves as sub-adviser to Transamerica Small/Mid Cap Value VP. TIM, located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM. The sub-adviser serves pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received fees for its services for the last three fiscal years as follows:

2008	2007	2006
$1,548,631	$1,756,351	$1,599,315
TST
TSMCV-2 Transamerica Small/Mid Cap Value VP

Transamerica T. Rowe Price Equity Income VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.
(E) The portfolio may not sell securities short, except short sales “against the box.”
NOTE: Historical information is derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica T. Rowe Price Equity Income VP paid $12,210 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$3,148,537	$4,686,360	$6,058,377
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$84,694	$126,357	$163,330
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$7,261	N/A	N/A
TST
TTRPEI-1 Transamerica T. Rowe Price Equity Income VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.88%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$177,903	$377,929	$225,442

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $103,802 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, the portfolio’s sub-adviser, was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price serves as the portfolio’s sub-adviser pursuant to the terms of a sub-advisory agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,628,931	$2,344,664	$2,971,227
CERTAIN INVESTMENTS
MONEY MARKET RESERVES
It is expected that Transamerica T. Rowe Price Equity Income VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRIF”) are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).
TST
TTRPEI-2 Transamerica T. Rowe Price Equity Income VP

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.
T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.
The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.
TST
TTRPEI-3 Transamerica T. Rowe Price Equity Income VP

Transamerica T. Rowe Price Growth Stock VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.
(E) The portfolio may not sell securities short, except short sales “against the box.”
(F) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
NOTE: Historical information is derived from the financial history of the portfolio’s predecessor, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica T. Rowe Price Growth Stock VP paid $11,877 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser for this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$3,147,527	$3,570,631	$2,376,413
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$79,864	$95,705	$60,110
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$6,986	N/A	N/A
TST
TTRPGS-1 Transamerica T. Rowe Price Growth Stock VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.89%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$296,308	$453,795	$265,060

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $205,347 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, MD 21202, the portfolio’s sub-adviser, was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,540,562	$1,815,673	$1,162,284
CERTAIN INVESTMENTS
MONEY MARKET RESERVES
It is expected that Transamerica T. Rowe Price Growth Stock VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRIF”) are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).
TST
TTRPGS-2 Transamerica T. Rowe Price Growth Stock VP

The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.
T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.
The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.
TST
TTRPGS-3 Transamerica T. Rowe Price Growth Stock VP

Transamerica T. Rowe Price Small Cap VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not purchase additional securities when money borrowed exceeds 5% of its total assets. This restriction shall not apply to temporary borrowings until the portfolio’s net assets exceed $40,000,000.
(B) The portfolio may not purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures that do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio’s net asset value.
(C) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(D) The portfolio may not invest in companies for the purpose of exercising control or management.
(E) The portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.
(F) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(G) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.
(H) The portfolio may not sell securities short, except short sales “against the box.”
(I) Under normal circumstances, the portfolio will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current prospectus. (See the prospectus for a detailed discussion of the portfolio’s investments.) Shareholders will be provided with at least 60 days’ prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable SEC rule then in effect.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica T. Rowe Price Small Cap VP paid $4,844 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$1,217,431	$1,926,392	$2,249,215
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$32,572	$51,665	$60,394
TST
TTRPSC-1 Transamerica T. Rowe Price Small Cap VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$2,839	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$84,828	$128,303	$285,623

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $40,458 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, MD 21202, the portfolio’s sub-adviser, was founded in 1937. As of December 31, 2008, T. Rowe Price and its affiliates managed over $400 billion in investments for more than 10 million individual and institutional investor accounts. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 1999, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$561,989	$882,040	$1,029,102
TST
TTRPSC-2 Transamerica T. Rowe Price Small Cap VP

CERTAIN INVESTMENTS
MONEY MARKET RESERVES
It is expected that Transamerica T. Rowe Price Small Cap VP will invest its cash reserves primarily in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and its affiliates. The T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRIF”) are series of T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the Securities and Exchange Commission (Investment Company Act Release No. IC-22770, July 29, 1997).
The funds must comply with the requirements of Rule 2a-7 under the 1940 Act, governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRIF invests primarily in a portfolio of U.S. Government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.
T. Rowe Price believes that RIF and GRIF provide very efficient means of managing the cash reserves of the portfolio. While the funds do not pay an advisory fee to T. Rowe Price, they will incur other expenses. However, the RIF and GRIF are expected by T. Rowe Price to operate at very low expense ratios. The portfolio will only invest in RIF or GRIF to the extent it is consistent with its objectives and programs.
The RIF and GRIF are not insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.
TST
TTRPSC-3 Transamerica T. Rowe Price Small Cap VP

Transamerica Templeton Global VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the portfolio’s net assets, after taking into account unrealized profits and losses on such contracts it has entered into and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the portfolio’s commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets.
(B) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.
(C) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions, provided that margin payments and other deposits made in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.
(D) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.
(E) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or the segregation of assets in connection with such contracts.
(F) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.
(G) The portfolio may not invest in companies for the purpose of exercising control or management.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Templeton Global VP paid $14,129 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$3,520,886	$4,704,599	$4,395,371
TST
TTG-1 Transamerica Templeton Global VP

ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$94,076	$126,334	$117,803
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$7,483	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$218,537	$374,998	$734,566

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $184,244 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISERS
Transamerica Investment Management, LLC (“TIM”)(1), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as a co-sub-adviser to Transamerica Templeton Global VP pursuant to a Sub-Advisory Agreement dated August 1, 2006, as amended. This agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees. TIM manages the U.S. equity component of the portfolio. TIM is an affiliate of TAM.
Templeton Investment Counsel, LLC (“Templeton”)(1), 500 E. Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, serves as co-sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2004, as amended. This agreement also continues in effect from year to year if approved annually. Templeton manages the non-U.S. portion of the portfolio.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
TST
TTG-2 Transamerica Templeton Global VP

SUB-ADVISORY FEES
The sub-advisers were paid fees for their services (excludes amounts withheld pursuant to the Expense Limitation Agreement) in the following amounts for the last three fiscal years:

2008	2007	2006
$1,448,433	$1,912,091	$1,799,718(1)

(1)	Prior to August 1, 2006, a different firm co-managed this portfolio; information set forth prior to that date has been derived from the prior operating history of the predecessor firm. For the period from August 1, 2006 to December 31, 2006, TIM and Templeton served as co-sub-advisers to the portfolio and were paid $259,646 and $492,823, respectively, for their services.

TST
TTG-3 Transamerica Templeton Global VP

Transamerica Third Avenue Value VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not make short sales of securities or maintain a short position. This restriction shall not apply to transactions involving selling securities “short against the box.”
(B) The portfolio may not participate on a “joint” or “joint and several” basis in any trading account in securities.
(C) The portfolio may not invest in securities of other investment companies if the portfolio, after such purchase or acquisition owns, in the aggregate, (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the portfolio, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the portfolio) having an aggregate value in excess of 10% of the value of the total assets of the portfolio.
(D) The portfolio may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the marketable securities of companies that invest in or sponsor such programs.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Third Avenue Value VP paid $7,220 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,365,611	$5,607,966	$8,835,120
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$59,140	$140,199	$220,878
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$4,876	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the investment adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
TST
TTAV-1 Transamerica Third Avenue Value VP

COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$253,741	$286,358	$625,606

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$138,991	54.78%	$170,092	59.40%	$487,551	77.93%
Brokerage commissions in the amount of $267,207 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Third Avenue Management LLC (“Third Avenue”), located at 622 Third Avenue, New York, NY 10017, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated August 8, 2002, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,182,806	$2,803,983	$4,428,595
TST
TTAV-2 Transamerica Third Avenue Value VP

Transamerica U.S. Government Securities VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments, provided, however, that such mortgaging, pledging or hypothecating may not exceed 33-1/3% of the portfolio’s total assets at the time of borrowing or investment.
(E) The portfolio may not sell securities short, except short sales “against the box.”
NOTE: Historical information is derived from the portfolio’s predecessor, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica U.S. Government Securities VP paid $10,690 for the fiscal year ended December 31, 2008
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,291,422	$923,618	$1,024,003
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$83,325	$33,586	$37,236
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$11,558	N/A	N/A
TST
TUSGS-1 Transamerica U.S. Government Securities VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.63%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$1,012	$0	$0

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
No brokerage commissions were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue from year to year if approved annually by the Trust’s Board of Trustees. TIM is a registered investment adviser, which is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TAM is an affiliate of TIM.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received fees for services in the following amounts for the last three fiscal years:

2008	2007	2006
$624,933	$251,896	$280,071
TST
TUSGS-2 Transamerica U.S. Government Securities VP

Transamerica Value Balanced VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.
(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions.
(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.
(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets.
(E) The portfolio may not invest in companies for the purpose of exercising control or management.
(F) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio’s total assets would be invested in such securities.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Value Balanced VP paid $9,157 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser for this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$2,373,377	$3,240,594	$3,391,454
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$63,290	$86,416	$90,439
TST
TVB-1 Transamerica Value Balanced VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$5,453	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$249,842	$273,616	$238,927

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $259,719 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Transamerica Investment Management, LLC (“TIM”), located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025, is a registered investment adviser that is wholly owned by Transamerica Investment Services, Inc. (“TISI”). TISI’s parent, Transamerica Corporation, was acquired in 1999 by AEGON NV, a global financial services firm. TIM is an affiliate of the Trust. TIM serves as the portfolio’s sub-adviser pursuant to a Sub-Advisory Agreement dated December 14, 2001, as amended. The agreement will continue from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,107,576	$1,512,277	$1,587,169
TST
TVB-2 Transamerica Value Balanced VP

Transamerica Van Kampen Active International Allocation VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not sell securities short, except short sales “against the box.”
NOTE: Historical information is derived from the financial history of the portfolio’s predecessor, T. Rowe Price International Stock Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Van Kampen Active International Allocation VP paid $6,081 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to the portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the past three fiscal years:

2008	2007	2006
$1,713,980	$2,218,381	$1,838,865
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$40,333	$52,351	$43,267
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$3,194	N/A	N/A
TST
TVKAIA-1 Transamerica Van Kampen Active International Allocation VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.07%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$33,096	$50,884	$232,831
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$73,673	$67,014	$31,626

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$0	0%	$0	0%	$0	0%
Brokerage commissions in the amount of $13,807 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Morgan Stanley Investment Management Inc. (“MSIM Inc.”), located at 522 Fifth Avenue, New York, NY 10036, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name “Van Kampen.” As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $404 billion.
MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio manager, the methods by which the portfolio manager is compensated, the range of securities owned by the portfolio manager and a description of the conflicts of interest policy applicable to the portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received fees for services in the following amounts for the past three fiscal years:

2008	2007	2006
$907,316	$1,171,352	$975,923
TST
TVKAIA-2 Transamerica Van Kampen Active International Allocation VP

Transamerica Van Kampen Large Cap Core VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which a determination as to liquidity has been made pursuant to guidelines adopted by the Board of Trustees, as permitted under the 1940 Act.
(B) The portfolio may not invest in companies for the purpose of exercising control or management.
(C) The portfolio may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities; and (ii) it may make margin deposits in connection with futures contracts or other permissible investments.
(D) The portfolio may not sell securities short, except short sales “against the box.”
NOTE: Historical information is derived from the financial history of the portfolio’s predecessor, Endeavor Asset Allocation Portfolio of Endeavor Series Trust, the assets of which were transferred to the portfolio on April 30, 2002.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Van Kampen Large Cap Core VP paid $3,469 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the past three fiscal years:

2008	2007	2006
$883,506	$1,285,675	$1,434,295
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$23,560	$34,285	$38,248
TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$1,958	N/A	N/A
TST
TVKLCC-1 Transamerica Van Kampen Large Cap Core VP

PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 0.84%. The following portfolio expenses were paid by the Investment Adviser for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$97,596	$101,763	$150,281

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$539	0.55%	$3,381	3.32%	$1,108	0.74%
Brokerage commissions in the amount of $128,166 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Morgan Stanley Investment Management Inc. (“MSIM Inc.”), located at 522 Fifth Avenue, New York, NY 10036, is a direct subsidiary of Morgan Stanley. MSIM Inc. does business in certain instances (including in its role as sub-adviser to this portfolio) under the name “Van Kampen.” As of December 31, 2008, Van Kampen, together with its affiliated asset management companies, managed assets of approximately $404 billion.
MSIM Inc. serves as sub-adviser for this portfolio pursuant to a Sub-Advisory Agreement dated May 1, 2002, as amended. The agreement will continue in effect from year to year if approved annually by the Trust’s Board of Trustees.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser received fees for its services for the last three fiscal years in the following amounts:

2008	2007	2006
$353,403	$514,270	$575,438
TST
TVKLCC-2 Transamerica Van Kampen Large Cap Core VP

Transamerica Van Kampen Mid-Cap Growth VP
NON-FUNDAMENTAL INVESTMENT POLICIES
The portfolio has adopted the following non-fundamental policies that may be changed by the Board of Trustees without shareholder approval:
(A) The portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, provided that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute selling securities short.
(B) The portfolio may not purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions and that margin payments and other deposits in connection with transactions in options, futures contracts and options on futures contracts shall not be deemed to constitute purchasing securities on margin.
(C) The portfolio may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker’s commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization.
(D) The portfolio may not mortgage or pledge any securities owned or held by the portfolio in amounts that exceed, in the aggregate, 15% of the portfolio’s net assets, provided that this limitation does not apply in the case of assets deposited to provide margin or guarantee positions in options, futures contracts and options on futures contracts or the segregation of assets in connection with such contracts.
(E) The portfolio may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.
(F) The portfolio may not invest in companies for the purpose of exercising control or management.
(G) The portfolio may not invest in securities of foreign issuers denominated in foreign currency and not publicly traded in the United States if at the time of acquisition more than 25% of the portfolio’s total assets would be invested in such securities.
FEES PAID BY PORTFOLIO
TRUSTEES’ FEES
Each portfolio pays a share of the fees and expenses for the Trust’s Board of Trustees. Transamerica Van Kampen Mid-Cap Growth VP paid $15,186 for the fiscal year ended December 31, 2008.
ADVISORY FEES
Transamerica Asset Management, Inc. (“TAM”) serves as investment adviser to this portfolio. TAM is compensated for its services to the individual portfolios through advisory fees. The method of computing the investment advisory fee is fully described in the Trust’s prospectus. The portfolio paid the following amounts for the last three fiscal years:

2008	2007	2006
$3,943,214	$5,105,361	$5,012,555
ADMINISTRATIVE SERVICES FEES
The portfolio paid administrative services fees in the following amounts for the last three fiscal years:

2008	2007	2006
$98,580	$127,634	$125,314
TST
TVKMCG-1 Transamerica Van Kampen Mid-Cap Growth VP

TRANSFER AGENCY FEES
The portfolio paid transfer agency fees in the following amounts for the last three fiscal years:

2008	2007	2006
$7,866	N/A	N/A
PORTFOLIO EXPENSES PAID BY INVESTMENT ADVISER
TAM has contractually undertaken through April 30, 2010 to pay expenses on behalf of the portfolio to the extent normal operating expenses (including investment advisory fees but excluding 12b-1 fees, interest, taxes, brokerage fees, commissions, and extraordinary charges) exceed, as a percentage of the portfolio’s average daily net assets, 1.00%. The investment adviser paid portfolio expenses in the following amounts for the last three fiscal years:

2008	2007	2006
$0	$0	$0
COMMISSIONS PAID BY THE PORTFOLIO
The portfolio paid brokerage commissions in the following amounts for the last three fiscal years:

Aggregate Commissions
Year Ended December 31
2008	2007	2006
$378,328	$739,265	$816,455

Affiliated Brokerage Commissions
Year Ended December 31
	% of Aggregate		% of Aggregate		% of Aggregate
2008	Commissions	2007	Commissions	2006	Commissions
$15,813	4.18%	$24,477	3.31%	$3,389	0.42%
Brokerage commissions in the amount of $225,221 were directed to brokers for brokerage and research services provided during the fiscal year ended December 31, 2008.
THE SUB-ADVISER
Van Kampen Asset Management (“VKAM”), located at 522 Fifth Avenue, New York, NY 10036, serves as sub-adviser to the portfolio pursuant to a Sub-Advisory Agreement dated January 1, 1997, as amended. The agreement continues in effect from year to year if approved annually by the Trust’s Board of Trustees.
VKAM is a wholly owned subsidiary of Van Kampen Investments Inc., which, in turn, is an indirect, wholly owned subsidiary of Morgan Stanley, a financial services company. As of December 31, 2008, VKAM, together with its affiliated asset management companies, managed assets of approximately $404 billion.
PORTFOLIO MANAGER INFORMATION
Information regarding the other accounts managed by the portfolio managers, the methods by which the portfolio managers are compensated, the range of securities owned by each portfolio manager and a description of the conflicts of interest policy applicable to each portfolio manager is provided in Appendix D of this SAI.
SUB-ADVISORY FEES
The sub-adviser was paid fees for its services in the following amounts for the last three fiscal years:

2008	2007	2006
$1,971,607	$2,552,681	$2,513,385
TST
TVKMCG-2 Transamerica Van Kampen Mid-Cap Growth VP

ADDITIONAL INFORMATION — ALL PORTFOLIOS
INVESTMENT POLICIES AND STRATEGIES
This section of this SAI further explains policies and strategies utilized by the portfolios of TST, with the exception of Transamerica BlackRock Global Allocation VP. Please refer to each portfolio’s prospectus and investment restrictions for the policies and strategies pertinent to a particular portfolio. Unless otherwise indicated, all limitations applicable to portfolio investments (as stated in the prospectus and elsewhere in this SAI) apply only at the time a transaction is entered into. For further discussion of the portfolios’ strategies and risks, please refer to Appendix E of this SAI.
Each portfolio in the Trust also has its own fees and expenses. Please refer to your specific portfolio’s information in this SAI for the information concerning your portfolio.
LENDING
Each portfolio may lend its portfolio securities subject to the restrictions stated in this SAI. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: (a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; (b) each portfolio must receive any dividends or interest paid by the issuer on such securities; (c) each portfolio must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and (d) each portfolio must receive either interest from the investment of collateral or a fixed fee from the borrower.
State laws and regulations may impose additional limitations on borrowing.
Securities loaned by a portfolio remain subject to fluctuations in market value. A portfolio may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a portfolio may experience delays in, or be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. The portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A portfolio may also incur expenses in enforcing its rights. If a portfolio has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. At the termination of a loan transaction, a portfolio has the obligation to return cash or collateral delivered by the borrower. The portfolio may experience losses on the collateral and may be required to liquidate investments at inopportune times in order to return the amounts to the borrower.
Some of the portfolios may also lend (or borrow) money to other funds that are managed by their respective sub-adviser, provided such portfolio seeks and obtains permission from the Securities and Exchange Commission (“SEC”).
BORROWING
Subject to its investment restrictions, each portfolio may borrow money from banks for temporary or emergency purposes. To secure borrowings, a portfolio may not mortgage or pledge its securities in amounts that exceed a certain percentage of its net assets.
The portfolios with a common sub-adviser may also borrow (or lend) money to other portfolios or funds that permit such transactions and are also advised by that sub-adviser, provided each portfolio or fund seeks and obtains permission from the SEC. There is no assurance that such permission would be granted.
Certain portfolios may borrow for investment purposes — this is called “leveraging.” Such portfolios may borrow only from banks, not from other investment companies. There are risks associated with leveraging:
•	If a portfolio’s asset coverage drops below 300% of borrowings, the portfolio may be required to sell securities within three days to reduce its debt and restore the 300% coverage, even though it may be disadvantageous to do so.

•	Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a portfolio’s securities.

•	Money borrowed for leveraging will be subject to interest costs. In certain cases, interest costs may exceed the return received on the securities purchased.

•	A portfolio may be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fee to maintain a line of credit.

•	Either of these requirements would increase the cost of borrowing over the stated interest rate.

SHORT SALES
Certain portfolios may from time to time sell securities short. In the event that the sub-adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The portfolio will incur a profit or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the portfolio must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a portfolio may be unable to replace a borrowed security sold short.
Each portfolio may sell securities “short against the box.” A short sale is the sale of a security that the portfolio does not own. A short sale is “against the box” if at all times when the short position is open, the portfolio owns an equal amount of the securities sold short or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. In making short sales, Transamerica Jennison Growth VP is not limited to short sales or against the box.
Transamerica Federated Market Opportunity VP may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. In no event will the portfolio engage in short sales transactions if it would cause the market value of all of the portfolio’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the portfolio is limited to the lesser of 2% of the value of the portfolio’s net assets or 2% of the securities of any class of the issuer. The portfolio may also “sell short against the box. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.
Leverage Risks — Leverage risk is created when an investment exposes a portfolio to a level of risk that exceeds the amount invested. Changes in the value of the investment magnify such portfolio’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.
Liquidity Risks — Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a portfolio may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the portfolio’s performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the portfolio may not be able to sell a security or close out a derivative contract when it wants. If this happens, the portfolio will be required to continue to hold the security or keep the position open, and the portfolio could incur losses. Over-the-counter (“OTC”) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
FOREIGN SECURITIES
Each portfolio may invest in foreign securities through the purchase of securities of foreign issuers or of American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and Fiduciary Depository Receipts (“FDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, GDRs and FDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs, GDRs and FDRs are European, global and fiduciary receipts, respectively, evidencing a similar arrangement. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign markets are less than in the U.S., and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The less liquid a market, the more difficult it may be for a portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by a sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a portfolio’s operations require cash, such as in order to meet redemptions and to pay its expenses. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a portfolio will endeavor to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Foreign markets also have different clearance and settlement procedures; and in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio investing in foreign markets is uninvested and no return is earned thereon. The inability of such a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Losses to a portfolio due to subsequent declines in the value of portfolio securities, or losses arising out of an inability to fulfill a contract to sell such securities, could result in potential liability to the portfolio. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
A fund may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the fund’s investments in such countries. These taxes will reduce the return achieved by the fund. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.
Additionally, the operating expenses of a fund making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the U.S.
In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult to obtain or to enforce a judgment against the issuers of such securities.
If a security is denominated in foreign currency, the value of the security to a portfolio will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of a portfolio’s assets. The value of the assets of a portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of securities denominated in that currency. Such changes will also affect the income and distributions to shareholders of a portfolio investing in foreign markets. In addition, although a portfolio will receive income on foreign securities in such currencies, it will be required to compute and distribute income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after income has been accrued and translated into U.S. dollars, a portfolio could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.
ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in foreign issuers’ stock. However, by investing in ADRs rather than directly in foreign issuers’ stock, a portfolio can avoid currency risks during the settlement period for either purchase or sales.
In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Certain ADRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depositary of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Foreign Exchange Transactions. To the extent a portfolio invests directly in foreign securities, a portfolio may engage in foreign exchange transactions. The foreign currency exchange market is subject to little government regulation, and such transactions generally occur directly between parties rather than on an exchange or in an organized market. This means that a portfolio is subject to the full risk of default by a counterparty in such a transaction. Because such transactions often take place between different time zones, a portfolio may be required to complete a currency exchange transaction at a time outside of normal business hours in the counterparty’s location, making prompt settlement of such transaction impossible. This exposes a portfolio to an increased risk that the counterparty will be unable to settle the transaction. Although the counterparty in such transactions is often a bank or other financial institution, currency transactions are generally not covered by insurance otherwise applicable to such institutions.
Sovereign Debt Securities. Certain portfolios may invest in securities issued or guaranteed by any country and denominated in any currency. The obligations of governmental entities have various kinds of government support and include obligations issued or guaranteed by governmental entities with taxing power. These obligations may or may not be supported by the full faith and credit of a government. Debt securities issued or guaranteed by foreign governmental entities have credit characteristics similar to those of domestic debt securities but are subject to the risks attendant to foreign investments, which are discussed above.
The portfolios may also purchase securities issued by semi-governmental or supranational agencies such as the Asian Developmental Bank, the International Bank for Reconstruction and Development, the Export-Import Bank and the European Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Certain portfolios will not invest more than 25% of their assets in the securities of supranational entities.
Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors also may be dependent on expected disbursements from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Some emerging market sovereign debtors have in the past rescheduled their debt payments or declared moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Emerging Markets. Certain portfolios may invest in securities of emerging market countries. Emerging markets countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non- U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A portfolio may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a portfolio’s investments in such securities.
Emerging markets and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a portfolio could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a portfolio’s investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a portfolio’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating-rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by portfolios held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.
Risks of Investments in Russia. Certain portfolios may invest a portion of its assets in securities issued by companies located in Russia. Because of the still ongoing formation of the Russian securities markets,, as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a portfolio to lose its registration through fraud, negligence or mere oversight. While a portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While the portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to a portfolio.
FOREIGN BANK OBLIGATIONS
A portfolio may invest in foreign bank obligations and obligations of foreign branches of domestic banks. These investments present certain risks.
Risks include the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations.
In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards.
FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract (“forward contract”) is used to purchase or sell foreign currencies at a future date as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time a portfolio has exposure to foreign currencies. These contracts can also be used for other purposes, such as, to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. Furthermore, forward contracts may be used to gain exposure to interest rate differentials between differing market rates. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed-upon rate.
A portfolio may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, a portfolio may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a portfolio has or expects to have portfolio exposure. A portfolio may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. This type of hedge seeks to minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security’s value relative to other securities denominated in the foreign currency. A portfolio’s entry into forward contracts, as well as any use of cross or proxy hedging techniques will generally require the portfolio to hold liquid securities or cash equal to a portfolio’s obligations in a segregated account throughout the duration of the contract. While a position hedge may offset both positive and negative currency fluctuations, it will not offset changes in security values caused by other factors. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A portfolio may also combine forward foreign currency exchange contracts with investments in securities denominated in other currencies in order to achieve desired equity, credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign equity or bond, a portfolio may purchase a U.S.-dollar-denominated security and at the same time enter into a forward foreign currency exchange contract to exchange U.S. dollars for the contract’s underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S.-dollar-denominated security, a portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the equity return or credit quality of the U.S.-dollar-denominated security.
A portfolio may enter into contracts to attempt to minimize the risk to the portfolio from adverse changes in the relationship between the U.S. dollar and other currencies or to gain exposure to currencies underlying various securities or financial instruments held in a portfolio. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) at a future date which is individually negotiated between currency traders and their customers. A portfolio may invest in forward currency contracts with stated contract values of up to the value of the portfolio’s assets.
In any of the above circumstances, a portfolio may, alternatively, enter into a forward contract with respect to a different foreign currency when a portfolio’s sub-adviser believes that the U.S. dollar value of that currency will correlate with the U.S. dollar value of the currency in which portfolio securities of, or being considered for purchase by, the portfolio are denominated (“cross-hedge”). For example, if a portfolio’s sub-adviser believes that a particular foreign currency may decline relative to the U.S. dollar, a portfolio could enter into a contract to sell that currency or a proxy currency (up to the value of the portfolio’s assets denominated in that currency) in exchange for another currency that the sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. Shifting a portfolio’s currency exposure from one foreign currency to another removes the portfolio’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to the portfolio if the portfolio’s sub-adviser’s projection of future exchange rates is inaccurate.
Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of portfolio securities decline.
Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a portfolio’s limitation on investing in illiquid securities.
A portfolio also may enter into a forward currency contract with respect to a currency where the portfolio is considering the purchase of investments denominated in that currency but has not yet done so (“anticipatory hedge”).
A portfolio also may enter into forward contracts to buy or sell at a later date instruments in which a portfolio may invest directly or on financial indices based on those instruments. The market for those types of forward contracts is developing, and it is not currently possible to identify instruments on which forward contracts might be created in the future.
A portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust’s custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of the portfolio’s commitments under forward contracts entered into with respect to position hedges and cross-hedges (alternatively, liquid assets may be earmarked on the portfolio’s records). If the value of the segregated securities declines, additional cash or liquid assets will be segregated on a daily basis so that the value of the account will be equal to the amount of the portfolio’s commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated assets, a portfolio may buy call options permitting the portfolio to buy the amount of foreign currency subject to the hedging transaction by a forward sale contract or the portfolio may buy put options permitting the portfolio to sell the amount of foreign currency subject to a forward buy contract.
While forward contracts are not currently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event, a portfolio’s ability to utilize forward contracts in the manner set forth in the prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unforeseen changes in currency prices may result in poorer overall performance for a portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a portfolio’s foreign currency denominated portfolio securities.
The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedging transaction generally will not be precise. In addition, a portfolio may not always be able to enter into forward contracts at attractive prices and accordingly may be limited in its ability to use these contracts in seeking to hedge the portfolio’s assets.
Also, with regard to a portfolio’s use of cross-hedging transactions, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time, poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a portfolio’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the portfolio’s assets that are subject of the cross-hedging transactions are denominated.
WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES
Securities may be purchased and sold on a “when-issued,” “delayed settlement,” or “forward (delayed) delivery” basis.
“When-issued” or “forward delivery” refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.
A portfolio may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a portfolio engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage (although leverage may result).
“Delayed settlement” is a term used to describe settlement of a securities transaction in the secondary market that will occur sometime in the future. No payment or delivery is made by a portfolio until it receives payment or delivery from the other party to any of the above transactions.
Such portfolio will segregate with its custodian cash, U.S. Government securities or other liquid assets at least equal to the value or purchase commitments (alternatively, liquid assets may be earmarked on the portfolio’s records) until payment is made. Some of the segregated securities will either mature or, if necessary, be sold on or before the settlement date. This may result in the realization of capital gains or losses, which may be subject to tax. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a portfolio may earn income in securities it has segregated to collateralize its delayed delivery purchases.
New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.
At the time of settlement, the market value of the security may be more or less than the purchase price. The portfolio bears the risk of such market value fluctuations. These transactions also involve a risk to a portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the portfolio is delayed or prevented from completing the transaction.
REPURCHASE AGREEMENTS
Subject to its investment restrictions, a portfolio may enter into repurchase agreements. In a repurchase agreement, a portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed-upon resale price and marked-to-market daily) of the underlying security or collateral. All repurchase agreements entered into by a portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the portfolio or its custodian shall have control of the collateral, which the sub-advisers believe will give the applicable portfolio a valid, perfected security interest in the collateral.
A portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a portfolio in connection with bankruptcy proceedings), it is the policy of each portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that portfolio and approved by the Board of Trustees. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the portfolio’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.
REVERSE REPURCHASE AGREEMENTS
A portfolio may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A portfolio may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.
Subject to its investment restrictions, a portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, a portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a portfolio will segregate with its custodian cash and appropriate liquid assets with the portfolios’ custodian to cover its obligation under the agreement. A portfolio’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.
The portfolios will enter into reverse repurchase agreements only with parties the investment sub-adviser for each portfolio deems creditworthy.
Reverse repurchase agreements may expose a portfolio to greater fluctuations in the value of its assets. When a portfolio reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the portfolio is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the portfolio’s assets. In addition, if a portfolio is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the portfolio’s income.
Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a portfolio’s exercising its rights under the agreement.
TEMPORARY DEFENSIVE POSITION
At times a portfolio’s sub-advisers may judge that conditions in the securities markets make pursuing the portfolio’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, a sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the portfolio’s assets. In implementing these defensive strategies, a portfolio may invest without limit in securities that a sub-adviser believes present less risk to a portfolio, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities a sub-adviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a portfolio may diverge from the duration range for that portfolio disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a portfolio will use these alternative strategies. As a result of using these alternative strategies, a portfolio may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES
Subject to a portfolio’s investment restrictions or policies, a portfolio may invest in U.S. Government obligations which generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. Examples of the types of U.S. Government securities that a portfolio may hold include the Federal Housing Administration, Small Business Administration, General Services Administration, Federal Farm Credit Banks, Federal Intermediate Credit Banks, and Maritime Administration. U.S. Government securities may be supported by the full faith and credit of the U.S. Government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. Government to purchase the agency’s obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.
Examples of agencies and instrumentalities which may not always receive financial support from the U.S. Government are: Federal Land Banks; Central Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Home Loan Banks; Farmers Home Administration; and Federal National Mortgage Association.
Obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.
NON-INVESTMENT GRADE DEBT SECURITIES
Subject to limitations set forth in a portfolio’s investment policies, a portfolio may invest its assets in debt securities below the four highest grades (“lower grade debt securities” commonly referred to as “junk bonds”), as determined by Moody’s Investors Service, Inc. (“Moody’s”) (lower than Baa) or Standard & Poor’s Ratings Group (“S&P”) (lower than BBB). Bonds and preferred stock rated “B” or “b” by Moody’s are not considered investment grade debt securities. (See Appendix B for a description of debt securities ratings.)
Before investing in any lower-grade debt securities, a portfolio’s sub-adviser will determine that such investments meet the portfolio’s investment objective. Lower-grade debt securities usually have moderate to poor protection of principal and interest payments, have certain speculative characteristics, and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than investment-grade debt securities. Because the market for lower-grade debt securities may be thinner and less active than for investment grade debt securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for lower-grade debt securities may decline significantly in periods of general economic difficulty or rising interest rates. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.
The quality limitation set forth in each portfolio’s investment policies is determined immediately after the portfolio’s acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the portfolio’s investment policies.
CONVERTIBLE SECURITIES
Subject to any investment limitations set forth in a portfolio’s policies or investment restrictions, a portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.
As fixed-income securities, convertible securities tend to provide for a stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities normally pay less current income than securities without conversion features, but add the potential opportunity for capital appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.
PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.
In evaluating investment in a convertible security, primary emphasis will be given to the attractiveness of the underlying common stock. The convertible debt securities in which a portfolio may invest are subject to the same rating criteria as the portfolio’s investment in non-convertible debt securities.
INVESTMENTS IN FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS
The following investments are subject to limitations as set forth in each portfolio’s investment restrictions and policies:
Futures Contracts. A portfolio may enter into contracts for the purchase or sale for future delivery of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including interest rates or indices of U.S. Government or foreign government securities or equity or fixed-income securities (“futures contracts”). U.S. futures contracts are traded on exchanges that have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Since all transactions in the futures market are made through a member of, and are offset or fulfilled through a clearinghouse associated with, the exchange on which the contracts are traded, a portfolio will incur brokerage fees when it buys or sells futures contracts.
When a portfolio buys or sells a futures contract, it incurs a contractual obligation to receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument’s closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts generally would be made to seek to hedge against potential changes in interest or currency exchange rates or the prices of a security or a securities index which might correlate with or otherwise adversely affect either the value of a portfolio’s securities or the prices of securities which the portfolio is considering buying at a later date. Futures may also be used for managing a portfolio’s exposure to change in securities prices and foreign currencies, as an efficient means of adjusting its overall exposure to certain markets, or in an effort to enhance income.
With respect to futures contracts that are not legally required to “cash settle,” a portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contact. With respect to futures that are required to “cash settle,” however, a portfolio is permitted to set aside or earmark liquid assets in an amount equal to the portfolio’s daily marked-to-market (net) obligation, if any, (in other words, the portfolio’s daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a portfolio will have the ability to employ leverage to a greater extent than if the portfolio were required to segregate assets equal to the full market value of the futures contract.
The buyer or seller of futures contracts is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of an FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain high-grade liquid assets. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments with an FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the portfolio’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a portfolio, the portfolio may be entitled to return of margin owed to the portfolio only in proportion to the amount received by the FCM’s other customers. The portfolio’s sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCM with which the portfolio does business and by depositing margin payments in a segregated account with the custodian (alternatively, liquid assets may be earmarked on the portfolio’s records) when practical or otherwise required by law.
Although a portfolio would hold cash and liquid assets in a segregated account with a value sufficient to cover the portfolio’s open futures obligations, the segregated assets would be available to the portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the portfolio’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the portfolio’s return could be diminished due to the opportunity cost of foregoing other potential investments.
The acquisition or sale of a futures contract may occur, for example, when a portfolio holds or is considering purchasing equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a portfolio might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the portfolio and thereby preventing a portfolio’s net asset value from declining as much as it otherwise would have. A portfolio also could seek to protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique that allows a portfolio to maintain a defensive position without having to sell portfolio securities.
Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a portfolio could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the portfolio could buy equity securities on the cash market. To the extent a portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the portfolio’s obligations with respect to futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by the portfolio with respect to the futures contracts.
The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions that could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio’s sub-adviser still may not result in a successful use of futures contracts.
Futures contracts entail risks. Although each portfolio’s sub-adviser believes that use of such contracts can benefit a portfolio, if the sub-adviser’s investment judgment is incorrect, a portfolio’s overall performance could be worse than if the portfolio had not entered into futures contracts. For example, if a portfolio has attempted to hedge against the effects of a possible decrease in prices of securities held by the portfolio and prices increase instead, the portfolio may lose part or all of the benefit of the increased value of these securities because of offsetting losses in the portfolio’s futures positions. In addition, if the portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to a portfolio.
The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a portfolio will not match exactly the portfolio’s current or potential investments. A portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests—for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities—which involves a risk that the futures position will not correlate precisely with the performance of the portfolio’s investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a portfolio’s investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a portfolio’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a portfolio’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the portfolio’s other investments.
Because futures contracts are generally settled within a day from the date they are closed out, compared with longer settlement periods for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a portfolio may not be able to promptly liquidate unfavorable positions and potentially be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the portfolio’s access to other assets held to cover its futures positions also could be impaired.
Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.
Futures transactions will be limited to the extent necessary to maintain the qualification of the portfolios as regulated investment companies. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the portfolios, the portfolios are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.
Options on Futures Contracts. A portfolio may buy and write options on futures contracts. An option on a futures contract gives the portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase and writing of options on futures contracts is similar in some respects to the purchase and writing of options on individual securities. See “Options on Securities.” Transactions in options on futures contracts generally will be made to attempt to hedge against potential changes in interest rates or currency exchange rates or the price of a security or a securities index which might correlate with or otherwise adversely affect either the value of the portfolio’s securities or the process of securities which the portfolio is considering buying at a later date. A portfolio may also enter into such transactions for non-hedging purposes (e.g., modify exposure to various currency markets).
The purchase of a call option on a futures contract may or may not be less risky than ownership of the futures contract or the underlying instrument, depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument. As with the purchase of futures contracts, when a portfolio is not fully invested, it may buy a call option on a futures contract to attempt to hedge against a market advance.
The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the portfolio will retain the full amount of the option premium that provides a partial hedge against any decline that may have occurred in the portfolio’s holdings. The writing of a put option on a futures contract may constitute a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the portfolio is considering buying. If a call or put option a portfolio has written is exercised, the portfolio will incur loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and change in the value of the futures positions, a portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
The purchase of a put option on a futures contract is similar in some respect to the purchase of protective put options on portfolio securities. For example, a portfolio may buy a put option on a futures contract to attempt to hedge the portfolio’s securities against the risk of falling prices.
The amount of risk a portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Options on Foreign Currencies. A portfolio may buy put and call options and may write covered put and call options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies may be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a portfolio may buy put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.
Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of exchange rate movements adverse to a portfolio’s option position, the portfolio could sustain losses on transactions in foreign currency options which would require that the portfolio lose a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to a portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.
A portfolio may write options on foreign currencies for the same types of hedging purposes. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities will be offset by the amount of the premium received.
Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the portfolio to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium received, and only if exchange rates move in the expected direction. If that does not occur, the option may be exercised and the portfolio would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a portfolio also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.
A portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a portfolio is “covered” if the portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian (alternatively, liquid assets may be earmarked on the portfolio’s records)) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written, or (ii) is greater than the exercise price of the call written, and if the difference is maintained by the portfolio in cash or high-grade liquid assets in a segregated account.
A portfolio may also write call options on foreign currencies for cross-hedging purposes that may not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the portfolio collateralizes the option by maintaining segregated assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
A portfolio may buy or write options in privately negotiated transactions on the types of securities and indices based on the types of securities in which the portfolio is permitted to invest directly. A portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy, and only pursuant to procedures adopted by the portfolio’s sub-adviser for monitoring the creditworthiness of those entities. To the extent that an option bought or written by a portfolio in a negotiated transaction is illiquid, the value of an option bought or the amount of the portfolio’s obligations under an option written by the portfolio, as the case may be, will be subject to the portfolio’s limitation on illiquid investments. In the case of illiquid options, it may not be possible for the portfolio to effect an offsetting transaction at the time when the portfolio’s sub-adviser believes it would be advantageous for the portfolio to do so.
Options on Securities. In an effort to protect the value of portfolio securities or to enhance returns, a portfolio may write covered put and call options and may buy put and call options and warrants on securities that are traded on United States and foreign securities exchanges and over the counter. A portfolio may write and buy options on the same types of securities that the portfolio could buy directly and may buy options on financial indices as described above with respect to futures contracts. There are no specific limitations on a portfolio’s writing and buying options on securities.
A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.
A put option written by a portfolio is “covered” if the portfolio (i) maintains cash not available for investment or other liquid assets with a value equal to the exercise price in a segregated account with its custodian (alternatively, liquid assets may be earmarked on the portfolio’s records) or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option written by a portfolio is “covered” if the portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash consideration with its custodian (alternatively, liquid assets may be earmarked on the portfolio’s records)) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the portfolio in cash and high-grade liquid assets in a segregated account.
A portfolio collateralizes its obligation under a written call option by segregating with its custodian cash or other liquid assets (alternatively, liquid assets may be earmarked on the portfolio’s records) in an amount not less than the market value of the underlying security, marked-to-market daily.
If a put or call option written by a portfolio were exercised, the portfolio would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the portfolio at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the portfolio to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. The portfolio retains the premium received from writing a put or call option whether or not the option is exercised.
The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security.
The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.
Effecting a closing transaction in the case of a written call option will permit a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both or, in the case of a written put option, will permit a portfolio to write another put option to the extent that the exercise price thereof is secured by deposited high-grade liquid assets. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other portfolio investments. If a portfolio desires to sell a particular security on which the portfolio has written a call option, the portfolio will effect a closing transaction prior to or concurrent with the sale of the security.
A portfolio may realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; a portfolio may realize a loss from a closing transaction if the price of the purchase transaction is less than the premium paid to buy the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the portfolio.
An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a portfolio would have to exercise the options in order to realize any profit. If a portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the portfolio delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded (“Exchange”) on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
A portfolio may write options in connection with buy-and-write transactions; that is, a portfolio may buy a security and then write a call option against that security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”) or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the portfolio’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.
The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the portfolio may elect to close the position or take delivery of the security at the exercise price and a portfolio’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.
A portfolio may buy put options to attempt to hedge against a decline in the value of its securities. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A portfolio may buy call options to attempt to hedge against an increase in the price of securities that the portfolio may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option; and unless the price of the underlying security rises sufficiently, the option may expire worthless to the portfolio.
In purchasing an option, a portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid and would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option brought by a portfolio were permitted to expire without being sold or exercised, the portfolio would lose the amount of the premium.
Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.
Swaps and Swap-Related Products. In order to attempt to protect the value of a portfolio’s investments from interest rate or currency exchange rate fluctuations, a portfolio may enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A portfolio expects to enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date. A portfolio does not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest; e.g., an exchange of floating rate payments for fixed-rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.
Swap and swap-related products are specialized OTC instruments and their use involves risks specific to the markets into which they are entered. A portfolio will usually enter into interest rate swaps on a net basis; i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value of at least equal to the accrued excess will be segregated with the Trust’s custodian (alternatively, liquid assets may be earmarked on the portfolio’s records). If a portfolio enters into an interest rate swap on other than a net basis, the portfolio would segregate assets in the full amount accrued on a daily basis of the portfolio’s obligations with respect to the swap. A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a portfolio will have contractual remedies pursuant to the agreements related to the transaction.
For purposes of applying a portfolio’s investment policies and restrictions (as stated in the prospectuses and this SAI), swap agreements are generally valued by the portfolios at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a portfolio’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.
Nonetheless, caps and floors are more recent innovations and may be less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.
Interest rate swap transactions are subject to limitations set forth in each portfolio’s policies. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that the portfolio contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.
Certain portfolios may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.
The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).
Credit default swap contracts involve special risks and may result in losses to a portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since a portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions.
In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts, and other hedging techniques, that become available as each portfolio’s sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new instruments and techniques are developed. A sub-adviser may use these opportunities to the extent they are consistent with each portfolio’s respective investment objective and are permitted by each portfolio’s respective investment limitations and applicable regulatory requirements.
Supranational Agencies. Unless otherwise indicated, a portfolio may invest up to 25% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered government securities and are not supported, directly or indirectly, by the U.S. Government.
Index Options. In seeking to hedge all or a portion of its investments, a portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the portfolios. The portfolios with such option writing authority may write only covered options. A portfolio may also use securities index options as a means of participating in a securities market without making direct purchases of securities.
A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or a board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.
The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise multiplied by (ii) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than, (in the case of a put) the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.
The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a portfolio of options on securities indices is subject to the sub-adviser’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.
Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a portfolio engage in such a transaction.
WEBS and Other Index-Related Securities. A portfolio may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of equity securities that seeks to track the performance of an underlying index or a portion of an index. Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value. A portfolio may invest in shares in an investment company whose shares are known as “World Equity Benchmark Shares” or “WEBS.” WEBS have been listed for trading on the American Stock Exchange, Inc. A portfolio also may invest in the CountryBaskets Index Fund, Inc. or another fund the shares of which are the substantial equivalent of WEBS. A portfolio may invest in S&P Depositary Receipts, or “SPDRs.” SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the underlying index of the SPDR. A portfolio investing in a SPDR would be entitled to the dividends that accrue to the underlying index stocks in the underlying portfolio, less trust expenses.
A portfolio may invest in Dow Industrial Average Model New Deposit Shares (“DIAMONDS”) (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average) and the NASDAQ-100 Trust (interests in a portfolio of securities of the largest and most actively traded noon-financial companies listed on the NASDAQ Stock Market).
Index-related securities may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an index-related security is priced more attractively than securities in the underlying index. Because the expense associated with an investment in index-related securities may be substantially lower than the expenses of small investments directly in the securities comprising the indices they seek to track, investments in index-related securities may provide a cost-effective means of diversifying a portfolio’s assets across a broad range of equity securities.
The prices of index-related securities are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an index-related security is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instrument is based on a basket of stocks. The market prices of index-related securities are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an index-related security could adversely affect the liquidity and value of the shares of the portfolio.
Special Investment Considerations and Risks. The use of options, futures and other derivative instruments is subject to applicable rules and regulations of the SEC, the CFTC, and the several exchanges on which they are traded. Options, futures and other derivative instruments generally are used to attempt to hedge against price movements in one or more particular securities positions that a portfolio owns or intends to acquire and in certain instances to hedge against market sectors in which a portfolio has invested or expects to invest. In addition, a portfolio’s ability to use these instruments may be limited by tax considerations and may also increase the amount of taxes payable by shareholders.
The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities and indices, options on foreign currencies and swaps, including credit default swaps, and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a portfolio may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a portfolio may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. In general, these investment practices may increase the volatility of a portfolio and even a small investment in derivatives may magnify or otherwise increase investment losses to a portfolio. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.
A portfolio’s ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments, or, in the absence of a liquid market, the ability and willingness of the other party to the transaction to enter into a closing transaction. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future. Therefore, there is no assurance that any position can be disposed of at a time and price that is favorable to a portfolio. The purchase and sale of futures contracts and the exercise of options may cause a portfolio to sell or purchase related investments, thus increasing its portfolio turnover rate. Brokerage commissions paid by a portfolio with respect to options, futures and other derivative instruments may be higher than those that would apply to direct purchases or sales.
Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a portfolio as: the possible loss of the entire premium paid for an option bought by a portfolio; the inability of a portfolio, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a portfolio will be able to use those instruments effectively for their intended purposes.

In connection with certain of its derivative transactions, a portfolio might be required to maintain assets as cover, maintain segregated accounts or make margin payments to ensure that such portfolio will be able to meet its obligations pursuant to these instruments. If a portfolio were unable to close out its positions in these instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements could impede implementation of a portfolio’s investment policies or its ability to meet redemption requests or other current obligations.
Additional Risks of Options on Foreign Currencies, Forward Contracts and Foreign Instruments. Unlike transactions entered into by a portfolio in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. Such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits; and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges are available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.
In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.
ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES
Subject to any limitations set forth in the policies and investment restrictions for a portfolio, a portfolio may invest in zero coupon, pay-in-kind or step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities may pay all or a portion of their interest or dividends in the form of additional securities. Because they do not pay current income, the price of pay-in-kind securities can be very volatile when interest rates change.
Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues each year as interest income, even though the holders receive no cash payments of interest during the year. In order to avoid a tax on the portfolio, each portfolio must distribute each year substantially all of its taxable income, including original issue discount accrued on zero coupon or step coupon bonds. Because a portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years a portfolio may have to distribute cash obtained from other sources in order to satisfy those distribution requirements. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio’s expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
WARRANTS AND RIGHTS
Subject to its investment limitations, a portfolio may invest in warrants and rights. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. The purchaser of a warrant expects the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. Of course, because the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.
In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.
Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to the expiration date.
MORTGAGE-BACKED SECURITIES
Subject to a portfolio’s investment restrictions and policies, a portfolio may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or private issuers such as banks, insurance companies, and savings and loans. Some of these securities, such as Government National Mortgage Association (“GNMA”) certificates, are backed by the full faith and credit of the U.S. Treasury while others, such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, are not. The U.S. government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future.
Mortgage-backed securities represent interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the portfolio. These securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of principal prepayments on the underlying loans. This can result in significantly greater price and yield volatility than with traditional fixed-income securities. During periods of declining interest rates, prepayments can be expected to accelerate which will shorten these securities’ weighted average life and may lower their return. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the weighted average life of these securities which generally would cause their values to fluctuate more widely in response to changes in interest rates.
The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the federal agency or private institution that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the portfolios’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the portfolios take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.
Collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities, provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. Generally, CMOs are issued or guaranteed by the U.S. government or its agencies or instrumentalities or may be collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Certain CMOs in which a portfolio may invest are not guaranteed by the U.S. government or its agencies or instrumentalities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper). As a result, there could be losses to a portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.
Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicle in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “over-collateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
If a portfolio purchases subordinated mortgage-backed securities, the payments of principal and interest on the portfolio’s subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio’s securities. Therefore, if there are defaults on the underlying mortgage loans, a portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
ASSET-BACKED SECURITIES
Subject to a portfolio’s investment restrictions and policies, asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average life and may lower their returns. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement. A portfolio will invest its assets in asset-backed securities subject to any limitations set forth in its investment policies or restrictions.
Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.
Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less.
The purchase of non-mortgage asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.
Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities which could result in possible losses to a portfolio. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a portfolio’s experiencing difficulty in valuing asset-backed securities.

Asset-backed securities may present certain risks not relevant to mortgage-backed securities. Assets underlying asset-backed securities such as credit card receivables are generally unsecured, and debtors are entitled to the protection of various state and federal consumer protection laws, some of which provide a right of set-off that may reduce the balance owed.
PASS-THROUGH SECURITIES
Subject to a portfolio’s investment restrictions and policies, a portfolio may invest its net assets in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the portfolio. The most common type of pass-through securities are mortgage-backed securities. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. The portfolio will generally purchase “modified pass-through” GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.
The Federal Home Loan Mortgage Corporation (“FHLMC”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. Government.
The Federal National Mortgage Association (“FNMA”) issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. Government.
OTHER INCOME PRODUCING SECURITIES
Subject to each portfolio’s investment restrictions and policies, other types of income-producing securities that a portfolio may purchase include, but are not limited to, the following types of securities:
Variable and Floating Rate Obligations. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.
Standby Commitments. These instruments, which are similar to a put, give a portfolio the option to obligate a broker, dealer or bank to repurchase a security held by the portfolio at a specified price.
Tender Option Bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.
Inverse Floaters. Inverse floaters are instruments whose interest bears an inverse relationship to the interest rate on another security. All portfolios (except Transamerica JPMorgan Core Bond VP) will not invest more than 5% of their assets in inverse floaters. Transamerica JPMorgan Core Bond VP will not invest more than 10% of its assets in inverse floaters.
A portfolio will purchase instruments with demand features, standby commitments and tender option bonds primarily for the purpose of increasing the liquidity of its portfolio. (See Appendix A regarding income-producing securities in which a portfolio may invest.)

ILLIQUID AND RESTRICTED/144A SECURITIES
Subject to its investment restrictions, a portfolio may invest a certain percentage of its net assets in illiquid securities (i.e., securities that are not readily marketable).
In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A under the Securities Act, established a “safe harbor” from the registration requirements of the Securities Act, for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such portfolio security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.
The Trust’s Board of Trustees has authorized each portfolio’s sub-adviser to make liquidity determinations with respect to Rule 144A securities in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the portfolio’s sub-adviser will consider the following factors in determining whether a Rule 144A security is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. The portfolio may be restricted in its ability to sell such securities at a time when a portfolio’s sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a portfolio may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.
OTHER INVESTMENT COMPANIES
In accordance with certain provisions of the 1940 Act, certain portfolios may invest up to 10% of their total assets, calculated at the time of purchase, in the securities of investment companies. The 1940 Act also provides that a portfolio generally may not invest (i) more than 5% of its total assets in the securities of any one investment company or (ii) in more than 3% of the voting securities of any other investment company. A portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the portfolio.
BlackRock Investment Management, LLC has received an exemptive order from the SEC permitting funds that are sub-advised by it to invest in affiliated registered money market funds and in an affiliated private investment company; provided however, that, among other limitations, in all cases the portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of its total assets at any time.
BANK AND THRIFT OBLIGATIONS
Bank and thrift obligations in which a portfolio may invest are limited to dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by bank or thrift institutions. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks and thrift institutions. Time deposits are non-negotiable deposits maintained in bank or thrift institutions for specified periods of time at stated interest rates. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international transactions.
Bank and thrift obligations in which the portfolio invests may be, but are not required to be, issued by institutions that are insured by the Federal Deposit Insurance Corporation (the “FDIC”). Bank and thrift institutions organized under Federal law are supervised and examined by federal authorities and are required to be insured by the FDIC. Institutions organized under state law are supervised and examined by state banking authorities but are insured by the FDIC only if they so elect. State institutions insured by the FDIC are subject to federal examination and to a substantial body of Federal law regulation. As a result of federal and state laws and regulations, federally insured bank and thrift institutions are, among other things, generally required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness.
Obligations of foreign branches of domestic banks and of United Kingdom branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation.

Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and United Kingdom branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. Certificates of deposit issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.
Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed by that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (i) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.
A portfolio may purchase obligations, or all or a portion of a package of obligations, of smaller institutions that are federally insured, provided the obligation of any single institution does not exceed the then current federal insurance coverage of the obligation.
INVESTMENTS IN THE REAL ESTATE INDUSTRY AND REAL ESTATE INVESTMENT TRUSTS (“REITS”)
REITs are pooled investment vehicles which invest primarily in income-producing real estate, or real-estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or hybrid REITs.
Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to policyowners provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”).
Investments in the real estate industry are subject to risks associated with direct investment in real estate. Such risks include, but are not limited to: declining real estate values, risks related to general and local economic conditions, overbuilding; increased competition for assets in local and regional markets, changes in zoning laws, difficulties in completing construction, changes in real estate value and property taxes, increases in operating expenses or interest rates, changes in neighborhood values or the appeal of properties to tenants, insufficient levels of occupancy, and inadequate rents to cover operating expenses. The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, the competence of management, changes in applicable laws and governmental regulations (including taxes) and social and economic trends.
REITs also may subject a portfolio to certain risks associated with the direct ownership of real estate. As described above, these risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (See “Debt Securities and Fixed-Income Investing” below.)

Certain portfolios may invest in foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, investments in REITs and foreign real estate companies may involve duplication of management fees and certain other expenses, and a portfolio indirectly bears its proportionate share of any expenses paid by REITs and foreign real estate companies in which it invests.
VARIABLE RATE MASTER DEMAND NOTES
Variable rate master demand notes are unsecured commercial paper instruments that permit the indebtedness thereunder to vary and provide for periodic adjustment in the interest rate. Because variable rate master demand notes are direct lending arrangements between a portfolio and the issuer, they are not normally traded.
Although no active secondary market may exist for these notes, a portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy a sub-adviser that the ratings are within the two highest ratings of commercial paper.
In addition, when purchasing variable rate master demand notes, a sub-adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand.
In the event an issuer of a variable rate master demand note defaulted on its payment obligations, a portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.
DEBT SECURITIES AND FIXED-INCOME INVESTING
Debt securities include securities such as corporate bonds and debentures; commercial paper; trust preferreds, debt securities issued by the U.S. Government, its agencies and instrumentalities; or foreign governments; asset-backed securities; CMOs; zero coupon bonds; floating rate, inverse floating rate and index obligations; “strips”; structured notes; pay-in-kind and step securities.
Fixed-income investing is the purchase of a debt security that maintains a level of income that does not change. For instance, bonds paying interest at a specified rate that does not change are fixed-income securities. When a debt security is purchased, the portfolio owns “debt” and becomes a creditor to the company or government.
Consistent with each portfolio’s investment policies, a portfolio may invest in fixed income instruments, which include securities issued by the U.S. Government, its agencies or government-sponsored enterprises; corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by state or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. The portfolios may invest in derivatives based on fixed income instruments.
Fixed-income securities generally include short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, or preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period of time. A portfolio may vary the average maturity of its portfolio of debt securities based on the sub-adviser’s analysis of interest rate trends and factors.
Bonds rated Baa by Moody’s or BBB by S&P are considered medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment prospects and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. (See Appendix B for a description of debt securities ratings.)
In the event that a security is rated by different agencies and receives different ratings from these agencies, the portfolio will treat the security as being rated in the highest rating category received from an agency. Credit rating criteria is applied at the time the portfolio purchases a security and the portfolio may choose not to sell securities that are downgraded below investment grade after their purchases. The sub-adviser in its reasonable judgment will determine what rating to assign to unrated securities.
Investments in debt securities are generally subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which the portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market value of debt securities, whereas a decline in interest rates will tend to increase their value.
Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A portfolio’s share price and yield will also depend, in part, on the quality of its investments in debt securities.
Such securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in the portfolio’s share price will depend upon the extent of the portfolio’s investment in such securities.
Recent market events. The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the portfolios.
STRUCTURED NOTES
The values of the structured notes in which a portfolio may invest are linked to equity securities or equity indices (“reference instruments”). These instruments differ from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the equity security or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
HIGH-YIELD/HIGH-RISK SECURITIES
High-yield/high-risk securities (or “junk bonds”) are debt securities rated below investment grade by the primary rating agencies (such as S&P and Moody’s). (See Appendix B for a description of debt securities rating.)
The value of lower-quality securities generally is more dependent on the ability of the issuer to meet interest and principal payments (i.e., credit risk) than is the case for higher-quality securities. Conversely, the value of higher-quality securities may be more sensitive to interest rate movements than lower-rated securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher-quality investments.
Issuers of high-yield securities are more vulnerable to real or perceived economic changes (for instance, an economic downturn or prolonged period of rising interest rates), political changes or adverse developments specific to the issuer. Adverse economic, political or other developments may impair the issuer’s ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the issuer is highly leveraged. In the event of a default, a portfolio would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.
The market for lower-quality securities is generally less liquid than the market for higher-quality bonds. Adverse publicity and investor perceptions, as well as new or proposed laws, may also have a greater negative impact on the market for lower-quality securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market as higher-quality securities.
Unrated securities are not necessarily of lower credit quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for a portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value.

Moreover, the lack of a liquid trading market may restrict the availability of securities for a portfolio to purchase and may also have the effect of limiting the ability of a portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower-rated and nonrated securities; (ii) the value of high-yield debt securities held by a portfolio; (iii) the new asset value of a portfolio holding such securities; and (iv) the ability of the bonds’ issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher-rated securities.
Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a portfolio may decline more than a portfolio consisting of higher rated securities. If a portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the portfolio and increasing the exposure of the portfolio to the risks of lower rated securities.
Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. Neither event will require sale of these securities by the portfolio, but a sub-adviser will consider the event in determining whether a portfolio should continue to hold the security.
TRADE CLAIMS
Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. Trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.
An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities that generally do not pay interest, and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.
BRADY BONDS
Subject to its investment policies and restrictions, a portfolio may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S.-dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
COLLATERALIZED DEBT OBLIGATIONS
A portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below-investment-grade, fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. CDOs may charge management fees and administrative expenses, which are in addition to those of a portfolio.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a portfolio as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and a portfolio’s prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
DOLLAR ROLL TRANSACTIONS
A portfolio may enter into “dollar roll” transactions, which consist of the sale by the portfolio to a bank or broker-dealer (the “counterparty”) of Government National Mortgage Association certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.
A portfolio will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. government securities or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. (The Transamerica U.S. Government Securities Portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.)
Dollar rolls are treated for purposes of the 1940 Act, as borrowings of a portfolio because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a portfolio. For example, while a portfolio receives a fee as consideration for agreeing to repurchase the security, the portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a portfolio, thereby effectively charging the portfolio interest on its borrowing. Further, although a portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the portfolio’s borrowing.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a portfolio is able to purchase them. Similarly, the portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a portfolio, the security that the portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
EXCHANGE TRADED FUNDS (“ETFs”)
ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

HYBRID INSTRUMENTS
Subject to its investment restrictions and strategies, a portfolio may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below-market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity, and their use may not be successful.
INDEXED SECURITIES
A portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term, fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.
DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of a sub-adviser of equivalent quality. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
MUNICIPAL FIXED-INCOME SECURITIES
Subject to its investment restrictions and strategies, a portfolio may invest in municipal bonds of any state, territory or possession of the United States (“U.S.”), including the District of Columbia. The portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.
Interest payments received by holders of these securities are generally not subject to U.S. federal income tax. Municipal bonds may also be issued to refinance public debt. Municipal bonds are mainly divided between “general obligation” and “revenue” bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer’s general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer’s taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.
A portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.
The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue’s size, maturity date and rating. Municipal bonds are rated by S&P, Moody’s and Fitch IBCA, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the portfolio.

Neither event would require the portfolio to sell the bond, but the portfolio’s investment adviser would consider such events in determining whether the portfolio should continue to hold it.
A portfolio may invest in Residual Interest Bonds (sometimes referred to as inverse floaters) (“RIBs”), which brokers create by depositing a Municipal Bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days, while the RIB holder receives the balance of the income from the underlying Municipal Bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa. An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. RIBs have interest rates that bear an inverse relationship to the interest rate on another security or the value of an index. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the portfolios when short-term interest rates rise, and increase the interest paid to the portfolios when short-term interest rates fall. RIBs have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. RIBs can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities will generally underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. To the extent permitted by each portfolio’s investment objectives and general investment policies, a portfolio may invest in RIBs without limitation.
In a transaction in which a portfolio purchases a RIB from a trust, and the underlying Municipal Bond was held by the portfolio prior to being deposited into the trust, the portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the portfolio’s net asset value per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the portfolios where the portfolios did not previously own the underlying Municipal Bond.
The ability of the portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the portfolio’s ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the portfolio’s investment adviser may lack sufficient knowledge of an issue’s weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the portfolio.
From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the portfolio. If such legislation were passed, the Trust’s Board of Trustees may recommend changes in the portfolio’s investment objectives and policies.
PASSIVE FOREIGN INVESTMENT COMPANIES
A portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.
To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The portfolio will be required to distribute each year any resulting income even though it has not sold the security and received cash to pay such distributions. A portfolio might obtain such cash from selling other portfolio holdings. These actions are likely to reduce the assets to which a portfolio’s expenses could be allocated and to reduce the rate of return for the portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the portfolio to sell the securities at the time.

PREFERRED STOCKS
A portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or non-participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.
If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
LOAN PARTICIPATIONS AND ASSIGNMENTS
Certain portfolios may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the portfolio assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the portfolio intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the portfolio were determined to be subject to the claims of the agent bank’s general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio’s share price and yield could be adversely affected. Loans that are fully secured offer the portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
The portfolio may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the portfolio bears a substantial risk of losing the entire amount invested.
The portfolio limits the amount of its total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limits, the portfolio generally will treat the corporate borrower as the “issuer” of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between the portfolio and the corporate borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the portfolio to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict the portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the portfolio’s net asset value than if that value were based on available market quotations, and could result in significant variations in the portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the portfolio currently intends to treat indebtedness for which there is no readily available markets as illiquid for purposes of the portfolio’s limitation or illiquid investments. Investments in loan participations are considered debt obligations for purposes of the portfolio’s investment restrictions relating to the lending of funds or assets by the portfolio.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the portfolio. For example, if a loan is foreclosed, the portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on the sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.
EVENT-LINKED BONDS
Certain portfolios may invest up to 5% of its net assets in “event-linked bonds,” which are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.
SPECIAL CONSIDERATIONS (TRANSMERICA PROFUND ULTRABEAR VP ONLY)
Transamerica ProFund UltraBear VP presents certain risks, some of which are further described below.
CORRELATION AND TRACKING. A number of factors may affect the ability of Transamerica ProFund UltraBear VP to achieve correlation with its benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”). Among these factors are: (1) Transamerica ProFund UltraBear VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by Transamerica ProFund UltraBear VP; (2) less than all of the securities in the index underlying Transamerica ProFund UltraBear VP’s benchmark being held by Transamerica ProFund UltraBear VP and/or securities not included in the index being held by Transamerica ProFund UltraBear VP; (3) an imperfect correlation between the performance of instruments held by Transamerica ProFund UltraBear VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) Transamerica ProFund UltraBear VP’s share prices being rounded to the nearest cent; (7) changes to the index underlying the benchmark; (8) the need to conform Transamerica ProFund UltraBear VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of Transamerica ProFund UltraBear VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent Transamerica ProFund UltraBear VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of Transamerica ProFund UltraBear VP trade, resulting in the inability of Transamerica ProFund UltraBear VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of Transamerica ProFund UltraBear VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the NAV of the shares of Transamerica ProFund UltraBear VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.
LEVERAGE. Transamerica ProFund UltraBear VP employs leverage as a principal investment strategy and it may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a portfolio achieves the right to a return on a capital base that exceeds the amount the portfolio has invested. Leverage creates the potential for greater gains to shareholders of such portfolio during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the NAVs of the portfolio’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the portfolio to pay interest which would decrease the portfolio’s total return to shareholders. If Transamerica ProFund UltraBear VP achieves its investment objective, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had it not been leveraged.

SPECIAL NOTE REGARDING THE CORRELATION RISKS OF A LEVERAGED FUND. As discussed in its prospectus, Transamerica ProFund UltraBear VP is a “leveraged” fund in the sense that it has an investment objective to match a multiple of the performance of the S&P 500 Index on a given day. Transamerica ProFund UltraBear VP is subject to all of the correlation risks described in its prospectus. In addition, there is a special form of correlation risk that derives from Transamerica ProFund UltraBear VP’s use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of Transamerica ProFund UltraBear VP to be either greater than or less than the index performance times the stated multiple in the Transamerica ProFund UltraBear VP’s investment objective.
Transamerica ProFund UltraBear VP’s return for periods longer than one day is primarily a function of index performance; index volatility; financing rates associated with leverage; other portfolio expenses; dividends paid by companies in the index; and period of time. The performance for a leveraged portfolio can be estimated given any set of assumptions for the factors described above. The tables below illustrate the impact of two factors, index volatility and index performance, on a leveraged portfolio. Index volatility is a statistical measure of the magnitude of fluctuations in the returns of an index and is calculated as the standard deviation of the natural logarithms of one plus the index return (calculated daily), multiplied by the square root of the number of trading days per year (assumed to be 252). The tables show estimated portfolio returns for a number of combinations of index performance and index volatility over a one-year period. Assumptions used in the tables include: a) no dividends paid by the companies included in the index; b) no portfolio expenses; and c) borrowing/lending rates (to obtain leverage) of zero percent. If portfolio expenses were included, Transamerica ProFund UltraBear VP’s performance would be lower than shown.
The first table below shows an example in which a leveraged portfolio that has an investment objective to correspond to twice (200%) of the daily performance of an index. The leveraged portfolio could be expected to achieve a 20% return on a yearly basis if the index performance was 10%, absent any costs or the correlation risk or other factors described above and in the prospectus. However, as the table shows, with an index volatility of 20%, such portfolio would return 16.3%, again absent any costs or other factors described above and in the prospectus. In the charts below, shaded areas represent those scenarios where a leveraged portfolio with the investment objective described will outperform (i.e., return more than) the index performance times the stated multiple in the portfolio’s investment objective; conversely darker-shaded areas represent those scenarios where the portfolio will underperform (i.e., return less than) the index performance times the stated multiple in the portfolio’s investment objective.
Estimated Portfolio Return Over One Year When the Portfolio Objective is to Seek Daily Investment Results, Before Portfolio Fees and Expenses and Leverage Costs, that Correspond to Twice (200%) the Daily Performance of an Index.

	200%
One Year Index	One Year Index
Performance	Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	-80%	-64.0%	-64.1%	-64.4%	-64.8%	-65.4%	-66.2%	-67.1%	-68.2%	-69.3%
-35%	-70%	-57.8%	-57.9%	-58.2%	-58.7%	-59.4%	-60.3%	-61.4%	-62.6%	-64.0%
-30%	-60%	-51.0%	-51.1%	-51.5%	-52.1%	-52.9%	-54.0%	-55.2%	-56.6%	-58.2%
-25%	-50%	-43.8%	-43.9%	-44.3%	-45.0%	-46.0%	-47.2%	-48.6%	-50.2%	-52.1%
-20%	-40%	-36.0%	-36.2%	-36.6%	-37.4%	-38.5%	-39.9%	-41.5%	-43.4%	-45.5%
-15%	-30%	-27.8%	-27.9%	-28.5%	-29.4%	-30.6%	-32.1%	-34.0%	-36.1%	-38.4%
-10%	-20%	-19.0%	-19.2%	-19.8%	-20.8%	-22.2%	-23.9%	-26.0%	-28.3%	-31.0%
-5%	-10%	-9.8%	-10.0%	-10.6%	-11.8%	-13.3%	-15.2%	-17.5%	-20.2%	-23.1%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	10%	10.3%	10.0%	9.2%	7.8%	5.9%	3.6%	0.8%	-2.5%	-6.1%
10%	20%	21.0%	20.7%	19.8%	18.3%	16.3%	13.7%	10.6%	7.0%	3.1%
15%	30%	32.3%	31.9%	30.9%	29.3%	27.1%	24.2%	20.9%	17.0%	12.7%
20%	40%	44.0%	43.6%	42.6%	40.8%	38.4%	35.3%	31.6%	27.4%	22.7%
25%	50%	56.3%	55.9%	54.7%	52.8%	50.1%	46.8%	42.8%	38.2%	33.1%
30%	60%	69.0%	68.6%	67.3%	65.2%	62.4%	58.8%	54.5%	49.5%	44.0%
35%	70%	82.3%	81.8%	80.4%	78.2%	75.1%	71.2%	66.6%	61.2%	55.3%
40%	80%	96.0%	95.5%	94.0%	91.6%	88.3%	84.1%	79.1%	73.4%	67.0%

Estimated Portfolio Return Over One Year When the Portfolio Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to the Inverse of the Daily Performance of an Index.

	Inverse of
One Year Index	One Year Index
Performance	Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	40%	66.7%	66.3%	65.0%	63.0%	60.1%	56.6%	52.3%	47.5%	42.0%
-35%	35%	53.8%	53.5%	52.3%	50.4%	47.8%	44.5%	40.6%	36.1%	31.1%
-30%	30%	42.9%	42.5%	41.4%	39.7%	37.3%	34.2%	30.6%	26.4%	21.7%
-25%	25%	33.3%	33.0%	32.0%	30.4%	28.1%	25.3%	21.9%	18.0%	13.6%
-20%	20%	25.0%	24.7%	23.8%	22.2%	20.1%	17.4%	14.2%	10.6%	6.5%
-15%	15%	17.6%	17.4%	16.5%	15.0%	13.0%	10.5%	7.5%	4.1%	0.3%
-10%	10%	11.1%	10.8%	10.0%	8.6%	6.8%	4.4%	1.5%	-1.7%	-5.3%
-5%	5%	5.3%	5.0%	4.2%	2.9%	1.1%	-1.1%	-3.8%	-6.9%	-10.3%
0%	0%	0.0%	-0.2%	-1.0%	-2.2%	-3.9%	-6.1%	-8.6%	-11.5%	-14.8%
5%	-5%	-4.8%	-5.0%	-5.7%	-6.9%	-8.5%	-10.5%	-13.0%	-15.7%	-18.8%
10%	-10%	-9.1%	-9.3%	-10.0%	-11.1%	-12.7%	-14.6%	-16.9%	-19.6%	-22.5%
15%	-15%	-13.0%	-13.3%	-13.9%	-15.0%	-16.5%	-18.3%	-20.5%	-23.1%	-25.9%
20%	-20%	-16.7%	-16.9%	-17.5%	-18.5%	-19.9%	-21.7%	-23.8%	-26.3%	-29.0%
25%	-25%	-20.0%	-20.2%	-20.8%	-21.8%	-23.1%	-24.8%	-26.9%	-29.2%	-31.8%
30%	-30%	-23.1%	-23.3%	-23.8%	-24.8%	-26.1%	-27.7%	-29.7%	-31.9%	-34.5%
35%	-35%	-25.9%	-26.1%	-26.7%	-27.6%	-28.8%	-30.4%	-32.3%	-34.5%	-36.9%
40%	-40%	-28.6%	-28.7%	-29.3%	-30.2%	-31.4%	-32.9%	-34.7%	-36.8%	-39.1%
Estimated Portfolio Return Over One Year When the Portfolio Objective is to Seek Daily Investment Results, Before Fees and Expenses, that Correspond to Twice (200%) the Inverse of the Daily Performance of an Index.

	200% Inverse of
	One Year
One Year Index	Index
Performance	Performance	Index Volatility
		0%	5%	10%	15%	20%	25%	30%	35%	40%
-40%	80%	177.8%	175.7%	169.6%	159.6%	146.4%	130.3%	112.0%	92.4%	71.9%
-35%	70%	136.7%	134.9%	129.7%	121.2%	109.9%	96.2%	80.7%	63.9%	46.5%
-30%	60%	104.1%	102.6%	98.1%	90.8%	81.0%	69.2%	55.8%	41.3%	26.3%
-25%	50%	77.8%	76.4%	72.5%	66.2%	57.7%	47.4%	35.7%	23.1%	10.0%
-20%	40%	56.3%	55.1%	51.6%	46.1%	38.6%	29.5%	19.3%	8.2%	-3.3%
-15%	30%	38.4%	37.4%	34.3%	29.4%	22.8%	14.7%	5.7%	-4.2%	-14.4%
-10%	20%	23.5%	22.5%	19.8%	15.4%	9.5%	2.3%	-5.8%	-14.5%	-23.6%
-5%	10%	10.8%	10.0%	7.5%	3.6%	-1.7%	-8.1%	-15.4%	-23.3%	-31.4%
0%	0%	0.0%	-0.7%	-3.0%	-6.5%	-11.3%	-17.1%	-23.7%	-30.8%	-38.1%
5%	-10%	-9.3%	-10.0%	-12.0%	-15.2%	-19.6%	-24.8%	-30.8%	-37.2%	-43.9%
10%	-20%	-17.4%	-18.0%	-19.8%	-22.7%	-26.7%	-31.5%	-36.9%	-42.8%	-48.9%
15%	-30%	-24.4%	-25.0%	-26.6%	-29.3%	-32.9%	-37.3%	-42.3%	-47.6%	-53.2%
20%	-40%	-30.6%	-31.1%	-32.6%	-35.1%	-38.4%	-42.4%	-47.0%	-51.9%	-57.0%
25%	-50%	-36.0%	-36.5%	-37.9%	-40.2%	-43.2%	-46.9%	-51.1%	-55.7%	-60.4%
30%	-60%	-40.8%	-41.3%	-42.6%	-44.7%	-47.5%	-50.9%	-54.8%	-59.0%	-63.4%
35%	-70%	-45.1%	-45.5%	-46.8%	-48.7%	-51.3%	-54.5%	-58.1%	-62.0%	-66.0%
40%	-80%	-49.0%	-49.4%	-50.5%	-52.3%	-54.7%	-57.7%	-61.1%	-64.7%	-68.4%
The foregoing tables are intended to isolate the effect of index volatility and index performance on the return of a leveraged portfolio. A portfolio’s actual returns may be significantly greater or less than the returns shown above as a result of any of the factors discussed above or in Transamerica ProFund UltraBear VP’s prospectus.

INVESTMENT POLICIES AND STRATEGIES — Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”). The portfolio does not buy investment securities directly. The BlackRock Fund, on the other hand, invests directly in a portfolio of securities.
The investment policies and restrictions of the BlackRock Fund are described in the statement of additional information for the BlackRock Fund, which is delivered together with this SAI. The descriptions of the BlackRock Fund’s investment policies and strategies contained in this SAI are based on the BlackRock Fund statement of additional information. The portfolio assumes no responsibility for the accuracy or completeness of the BlackRock Fund statement of additional information.
The portfolio may withdraw its investment from the BlackRock Fund at any time, if the Board of Trustees of the Fund determines that it is in the best interest of the portfolio’s investors to do so. Investment of the portfolio’s assets in the BlackRock Fund is not a fundamental policy of the portfolio and an investor vote is not required for the portfolio to withdraw its investment from the BlackRock Fund.
Investments in the Subsidiary
The BlackRock Fund may invest up to 25% of its total assets in the shares of its wholly-owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the BlackRock Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below. The Subsidiary is advised by BlackRock. The Subsidiary (unlike the BlackRock Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the BlackRock Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the BlackRock Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of Richard S. Davis and Jean Margo Reid, each Directors of the BlackRock Fund. The BlackRock Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.
The Subsidiary invests primarily in commodity-related instruments. Although the BlackRock Fund may enter into these commodity-related instruments directly, the BlackRock Fund will likely gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the BlackRock Fund’s investment in the Subsidiary will likely increase.
BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so. BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the BlackRock Fund.
The financial statements of the Subsidiary will be included in the Fund’s Annual and Semi-Annual Report (which will include the Subsidiary’s full audited financial statements), provided to BlackRock Fund shareholders. The BlackRock Fund’s Annual and Semi-Annual Reports are distributed to BlackRock Fund shareholders.
The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the BlackRock Fund’s prospectus or Statement of Additional Information, is not subject to all the investor protections of the 1940 Act. However, the BlackRock Fund wholly owns and controls the Subsidiary, and the BlackRock Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the BlackRock Fund and its shareholders. The BlackRock Fund’s Board of Directors has oversight responsibility for the investment activities of the BlackRock Fund, including its investment in the Subsidiary, and the BlackRock Fund’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the BlackRock Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the BlackRock Fund and/or the Subsidiary to operate as described in the BlackRock Fund’s prospectus and this Statement of Additional Information and could adversely affect the BlackRock Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, BlackRock Fund shareholders would likely suffer decreased investment returns.
The BlackRock Fund, as a regulated investment company (“RIC”) under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income. The BlackRock Fund has requested a private letter ruling from the IRS confirming that income derived from the BlackRock Fund’s investment in the Subsidiary will constitute qualifying income to the BlackRock Fund.
The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the BlackRock Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the BlackRock Fund will be subject to the distribution requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

MANAGEMENT OF THE TRUST
BOARD MEMBERS AND OFFICERS
The Board Members and executive officers of the Trust are listed below. The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of the Trust by its officers. The Board also reviews the management of each portfolio’s assets by the investment adviser and its respective sub-adviser. The portfolios are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 169 portfolios as of the date of this SAI.
The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

		Term of		Number of
		Office		Funds in
		and		Complex
		Length of		Overseen by
	Position(s) Held	Time	Principal Occupation(s) During	Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	Chairman and Board Member (2008 — present), President (2007 — present), Chief Executive Officer (2006 — present), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);	169	N/A

Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST;

Chairman (2007 — present), Board Member (2006 - present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS;

		Term of		Number of
		Office		Funds in
		and		Complex
		Length of		Overseen by
	Position(s) Held	Time	Principal Occupation(s) During	Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
President and Chief Executive Officer
(2006 — present), Senior Vice President
(1999 — 2006), Director (2000 — present), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM;

President and Chief Executive Officer
(2006 — present), Senior Vice President
(1999 — 2006), Director (2001 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”);

Vice President, AFSG Securities Corporation (2001 — present);

Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and

Director (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 — present); Board Member, TII (2003 — present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present).	169	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

		Term of		Number of
		Office		Funds in
		and		Complex
		Length of		Overseen by
	Position(s) Held	Time	Principal Occupation(s) During	Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
Leo J. Hill (1956)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present);

Board Member, TST (2001 — present);

Board Member, Transamerica Funds and TIS (2002 — present);

Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Board Member, TII (2008 — present);

Owner and President, Prestige Automotive Group (2001 — 2005);

President, L. J. Hill & Company
(1999 — present);

Market President, Nations Bank of Sun Coast Florida (1998 — 1999);

President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and

			Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).	169	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (July 2009 — present); Principal, Maxam Capital Management, LLC (2006 — 2008); and	169	N/A

		Term of		Number of
		Office		Funds in
		and		Complex
		Length of		Overseen by
	Position(s) Held	Time	Principal Occupation(s) During	Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
			Principal, Cobble Creek Management LP (2004 — 2006).

Neal M. Jewell (1935)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 — 2004).	169	N/A

Russell A. Kimball, Jr. (1944)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 — present); Board Member, TST (1986 — present); Board Member, Transamerica Funds (1986 — 1990), (2002 — present); Board Member, TIS (2002 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and Board Member, TII (2008 — present).	169	N/A

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present);	169	N/A

			Self-employed consultant (2006 — present);

		Term of		Number of
		Office		Funds in
		and		Complex
		Length of		Overseen by
	Position(s) Held	Time	Principal Occupation(s) During	Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1994 — present);

Board Member, Transamerica Funds, TST and TIS (2007 — present);

Board Member, TII (2008 — present); and President, International Fund Services (alternative asset administration) (1993 — 2005).

Norman R. Nielsen (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);	169	Buena Vista University Board of Trustees (2004 — present)

Board Member, TII (2008 — present);

Director, Iowa Student Loan Service Corporation (2006 — present);

Director, League for Innovation in the Community Colleges (1985 — 2005);

Director, Iowa Health Systems (1994 — 2003);

Director, U.S. Bank (1987 — 2006); and

President, Kirkwood Community College (1985 — 2005).

		Term of		Number of
		Office		Funds in
		and		Complex
		Length of		Overseen by
	Position(s) Held	Time	Principal Occupation(s) During	Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present); Board Member, TPP (2002 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and	169	Board of Governors, Reconstructionist Rabbinical College (2007 — present)

Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007); Board Member, Transamerica Funds, TST and TIS (2007 — present);	169	N/A

Board Member, TII (2008 — present);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present);

Vice President, American Express (1987 — 1989);

Vice President, The Equitable (1986 — 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).

		Term of		Number of
		Office		Funds in
		and		Complex
		Length of		Overseen by
	Position(s) Held	Time	Principal Occupation(s) During	Board	Other
Name and Age	with Trust	Served*	Past 5 Years	Member	Directorships
John W. Waechter (1952)	Board Member	Since 2004	Attorney, Englander & Fischer, P.A. (2008 — present); Retired (2004 — 2008); Board Member, TST and TIS (2004 — present); Board Member, Transamerica Funds (2005 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present);	169	Operation PAR, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

Board Member, TII (2008 — present);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and

Treasurer, The Hough Group of Funds (1993 — 2004).

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS
The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006	Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 — present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 — present);

Assistant Vice President, TCI (2007 — present); and Director, Deutsche Asset Management (1998 — 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007	Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 — present);

Vice President (2007 — present), Treasurer and Principal Financial Officer (2001 — present), TPP, TPFG, TPFG II and TAAVF;

Senior Vice President, TAM and TFS (2007 — present);

Senior Vice President (2008 — present), Vice President (2001 — 2008), Diversified Investment Advisors, Inc. (“DIA”);

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 — present);

Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 — present); and

Treasurer, Diversified Actuarial Services, Inc. (2002 — present).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005	Vice President and Chief Investment Officer (2007 — present);
Vice President — Investment Administration (2005 — 2007), TII;

Vice President and Chief Investment Officer (2007 — present), Senior Vice President — Investment Management (2006 — 2007), Vice President — Investment Management (2005 — 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present);

Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM;

Director, TFS (2005 — present); and

Assistant Vice President, Raymond James & Associates (1999 — 2004).

Rick B. Resnik (1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008	Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (2004 — present);

Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (2008 — present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (2008 — present);

Senior Vice President and Chief Compliance Officer, TAM
(2008 — present);

Senior Vice President, TFS (2008 — present);

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Vice President and Chief Compliance Officer, DIA (2004 — present); with DIA since 1988;

Director (1999 — present), Vice President and Chief Compliance Officer (1996 — present), DISC;

Assistant Vice President, TFLIC (1999 — present); and

Chief Compliance Officer, Transamerica Partners Variable Funds (2004 — present).

Robert A. DeVault, Jr. (1965)	Assistant Treasurer	Since 2009	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); and

Assistant Vice President (2007 — present) and Manager, Fund Administration (2002 — 2007), TFS.

Suzanne Valerio-Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 — present); and Vice President, DIA (1998 — present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007 — present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 — 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (January 2009 — present);

Counsel, TAM (2008 — present);

Term of
Office and
		Length of	Principal Occupation(s) or
Name and Age	Position	Time Served*	Employment During Past 5 Years
Counsel (contract), Massachusetts Financial Services, Inc. (2007);

Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and

Associate, Greenberg Traurig, P.A. (2004 — 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008	Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2008 — present);

Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006);

Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and

Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

*	Elected and serves at the pleasure of the Board of the Trust.
If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.
Committees of the Board
The Board Members are responsible for major decisions relating to a portfolio’s objective, policies and techniques. They review investment decisions, although they do not actively participate on a regular basis in making such decisions. The Board has the following standing committees each of which performs specialized functions: an Audit Committee and a Nominating Committee.

			NUMBER OF
			MEETINGS
			HELD DURING
			LAST FISCAL
			YEAR
COMMITTEE	FUNCTIONS	MEMBERS	12/31/2008
AUDIT	The Audit Committee (1) oversees the accounting and reporting policies and practices of the Trust; (2) oversees the quality and integrity of the financial statements of the Trust; (3) approves, prior to appointment, the engagement of the Trust’s independent auditors; and (4) reviews and evaluates the independent auditors’ qualifications, independence and performance. The independent auditors for the Trust shall report directly to the Audit Committee.	John W. Waechter, Chairperson Sandra N. Bane Leo J. Hill David W. Jennings Neal M. Jewell Russell A. Kimball, Jr. Eugene M. Mannella Norman R. Nielsen Joyce G. Norden Patricia L. Sawyer	3

NOMINATING	The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter or resolutions of the Board, (iii) select and nominate, or recommend for nomination by the Board, candidates for election as Board Members and (iv) set any necessary standards or qualifications for service on the Board.	Patricia L. Sawyer, Chairperson Sandra N. Bane Leo J. Hill David W. Jennings Neal M. Jewell Russell A. Kimball, Jr. Eugene M. Mannella Norman R. Nielsen Joyce G. Norden John W. Waechter	0

	Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Trustee Ownership of Equity Securities
The table below gives the dollar range of shares of the Trust, as well as the aggregate dollar range of shares of all funds/portfolios in the Transamerica Asset Management Group owned by each Trustee as of December 31, 2008. Information is not shown for David W. Jennings as Mr. Jennings became a Trustee on July 22, 2009.

	Dollar Range of Equity		Dollar Range of Equity
	Securities in Transamerica	Dollar Range of Equity	Securities in Transamerica Asset
	American Century Large	Securities in Transamerica Asset	Allocation —
Name of Trustee	Company Value VP	Allocation — Conservative VP	Growth VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Dollar Range of Equity
	Dollar Range of Equity	Securities in Transamerica Asset	Dollar Range of Equity
	Securities in Transamerica	Allocation — Moderate Growth	Securities in Transamerica
Name of Trustee	Asset Allocation — Moderate VP	VP	Balanced VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Dollar Range of Equity
	Securities in Transamerica	Dollar Range of Equity	Dollar Range of Equity Securities
	BlackRock Large Cap Value	Securities in Transamerica	in Transamerica Convertible
Name of Trustee	VP	Capital Guardian Value VP	Securities VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Dollar Range of Equity
	Securities in Transamerica	Dollar Range of Equity	Dollar Range of Equity
	Clarion Global Real Estate	Securities in Transamerica	Securities in Transamerica
Name of Trustee	Securities VP	Efficient Markets VP	Equity VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Dollar Range of Equity
	Dollar Range of Equity	Securities in Transamerica	Dollar Range of Equity
	Securities in Transamerica	Federated Market Opportunity	Securities in Transamerica
Name of Trustee	Equity II VP	VP	Growth Opportunities VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Dollar Range of Equity
	Dollar Range of Equity	Dollar Range of Equity	Securities in Transamerica
	Securities in Transamerica	Securities in Transamerica	International Moderate Growth
Name of Trustee	Index 50 VP	Index 75 VP	VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

	Dollar Range of Equity	Dollar Range of Equity	Dollar Range of Equity
	Securities in Transamerica	Securities in Transamerica	Securities Transamerica
Name of Trustee	Jennison Growth VP	JPMorgan Core Bond VP	JPMorgan Enhanced Index VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

	Dollar Range of Equity	Dollar Range of Equity	Dollar Range of Equity
	Securities in Transamerica	Securities in Transamerica Legg	Securities in Transamerica
Name of Trustee	JPMorgan Mid Cap Value VP	Mason Partners All Cap VP	Marsico Growth VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

	Dollar Range of Equity Securities	Dollar Range of Equity	Dollar Range of Equity
	in Transamerica MFS	Securities in Transamerica MFS	Securities in Transamerica
Name of Trustee	High Yield VP	International Equity VP	Money Market VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

	Dollar Range of Equity Securities	Dollar Range of Equity	Dollar Range of Equity
	in Transamerica Munder Net50	Securities in Transamerica	Securities Transamerica
Name of Trustee	VP	PIMCO Total Return VP	Science & Technology VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

	Dollar Range of Equity Securities	Dollar Range of Equity	Dollar Range of Equity
	in Transamerica Small/Mid Cap	Securities in Transamerica T.	Securities in Transamerica T.
Name of Trustee	Value VP	Rowe Price Equity Income VP	Rowe Price Growth Stock VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

	Dollar Range of Equity Securities	Dollar Range of Equity Securities	Dollar Range of Equity
	in Transamerica T. Rowe Price	in Transamerica Templeton	Securities Transamerica
Name of Trustee	Small Cap VP	Global VP	Third Avenue VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Dollar Range of Equity
	Dollar Range of Equity	Dollar Range of Equity	Securities in Transamerica Van
	Securities in Transamerica U.S.	Securities in Transamerica	Kampen Active International
Name of Trustee	Government Securities VP	Value Balanced VP	Allocation VP
John K. Carter*	None	None	None
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	None
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	None
Russell A. Kimball, Jr.	None	None	None
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	None
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	None

Aggregate Dollar Range of
	Dollar Range of Equity	Dollar Range of Equity	Equity Securities in
	Securities in Transamerica Van	Securities in Transamerica Van	Transamerica Asset
Name of Trustee	Kampen Large Cap Core VP	Kampen Mid-Cap Growth VP	Management Group
John K. Carter*	None	None	Over $100,000
Sandra N. Bane	None	None	None
Leo J. Hill	None	None	Over $100,000
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	None	None	Over $100,000
Russell A. Kimball, Jr.	None	None	Over $100,000
Eugene M. Mannella	None	None	None
Norman R. Nielsen	None	None	Over $100,000
Joyce G. Norden	None	None	None
Patricia L. Sawyer	None	None	None
John W. Waechter	None	None	Over $100,000

*	“Interested person” under the 1940 Act by virtue of his position with TAM and its affiliates.
Note: Transamerica Index 35 VP and Transamerica Index 100 VP had not commenced operations prior to the date of this SAI.
Note: Information is not shown for Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP as they commenced operations on May 1, 2009. Information is not shown for Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP and Transamerica Foxhall Global Hard Asset VP as they commenced operations on July 1, 2009.
As of December 31, 2008, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, sub-advisers or Distributor of the portfolios, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser, sub-advisers or Distributor of the portfolios.
Independent Trustees receive a total annual retainer fee of $124,000 from the funds/portfolios that make up the Transamerica Asset Management Group, as well as total fees of $8,800 per meeting (assumes five meetings annually), of which the Trust pays a pro rata share allocable to each series of TST based on the relative assets of the series. The Lead Independent Board Member of the Board also receives an additional retainer of $40,000 per year. The Audit Committee Chairperson receives an additional retainer of $15,000 per year. The Trust also pays a pro rata share allocable to each series of Transamerica Series Trust based on the relative assets of the series for the Lead Independent Board Member and Audit Committee Chairperson retainers. Any fees and expenses paid to Trustees who are affiliates of TAM or TCI are paid by TAM and/or TCI and not by the Trust.
Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated May 1, 2008 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), investment options under Transamerica Partners Funds Group II, or funds of Transamerica Investors, Inc. (“Premier”) as elected by the Trustee.
Amounts deferred and accrued under the Deferred Compensation Plan are unfunded and unsecured claims against the general assets of the Trust.
COMPENSATION TABLE
The following table provides compensation amounts paid to Independent Trustees of the portfolios for the fiscal year ended December 31, 2008. Information is not shown for David W. Jennings as Mr. Jennings became a Trustee on July 22, 2009.

	Aggregate Compensation from
	Transamerica American	Aggregate Compensation	Aggregate Compensation from
	Century Large Company	from Transamerica Asset	Transamerica Asset Allocation —
Name of Trustee	Value VP	Allocation — Conservative VP	Growth VP
Sandra N. Bane	$919	$2,420	$3,008
Leo J. Hill	$1,126	$2,964	$3,684
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$1,394	$3,670	$4,562
Russell A. Kimball, Jr.	$1,126	$2,964	$3,684
Eugene M. Mannella	$1,126	$2,964	$3,684
Norman R. Nielsen	$1,126	$2,964	$3,684
Joyce G. Norden	$1,126	$2,964	$3,684
Patricia L. Sawyer	$1,227	$3,229	$4,013
John W. Waechter	$1,126	$2,964	$3,684

		Aggregate Compensation
	Aggregate Compensation from	from Transamerica Asset
	Transamerica Asset Allocation	Allocation — Moderate from	Aggregate Compensation
Name of Trustee	— Moderate VP	Growth VP	Transamerica Balanced VP
Sandra N. Bane	$6,199	$10,130	$180
Leo J. Hill	$7,593	$12,407	$221
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$9,401	$15,361	$274
Russell A. Kimball, Jr.	$7,593	$12,407	$221
Eugene M. Mannella	$7,593	$12,407	$221
Norman R. Nielsen	$7,593	$12,407	$221
Joyce G. Norden	$7,593	$12,407	$221
Patricia L. Sawyer	$8,271	$13,515	$241
John W. Waechter	$7,593	$12,407	$221

	Aggregate Compensation from	Aggregate Compensation	Aggregate Compensation from
	Transamerica BlackRock	from Transamerica Capital	Transamerica Clarion Global
Name of Trustee	Large Cap Value VP	Guardian Value VP	Real Estate Securities VP
Sandra N. Bane	$1,833	$1,569	$1,241
Leo J. Hill	$2,245	$1,922	$1,521
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$2,779	$2,380	$1,883
Russell A. Kimball, Jr.	$2,245	$1,922	$1,521
Eugene M. Mannella	$2,245	$1,922	$1,521
Norman R. Nielsen	$2,245	$1,922	$1,521
Joyce G. Norden	$2,245	$1,922	$1,521
Patricia L. Sawyer	$2,445	$2,094	$1,656
John W. Waechter	$2,245	$1,922	$1,521

	Aggregate Compensation from	Aggregate Compensation
	Transamerica Convertible	from Transamerica Efficient	Aggregate Compensation from
Name of Trustee	Securities VP	Markets VP	Transamerica Equity VP
Sandra N. Bane	$533	$0	$5,379
Leo J. Hill	$653	$0	$6,588
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$809	$0	$8,157
Russell A. Kimball, Jr.	$653	$0	$6,588
Eugene M. Mannella	$653	$0	$6,588
Norman R. Nielsen	$653	$0	$6,588
Joyce G. Norden	$653	$0	$6,588
Patricia L. Sawyer	$711	$0	$7,176
John W. Waechter	$653	$0	$6,588

		Aggregate Compensation from	Aggregate Compensation from
	Aggregate Compensation from	Transamerica Federated	Transamerica Growth
Name of Trustee	Transamerica Equity II VP	Market Opportunity VP	Opportunities VP
Sandra N. Bane	$40	$860	$846
Leo J. Hill	$49	$1,054	$1,036
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$60	$1,304	$1,283
Russell A. Kimball, Jr.	$49	$1,054	$1,036
Eugene M. Mannella	$49	$1,054	$1,036
Norman R. Nielsen	$49	$1,054	$1,036
Joyce G. Norden	$49	$1,054	$1,036
Patricia L. Sawyer	$53	$1,148	$1,129
John W. Waechter	$49	$1,054	$1,036

			Aggregate Compensation from
	Aggregate Compensation from	Aggregate Compensation from	Transamerica International
Name of Trustee	Transamerica Index 50 VP	Transamerica Index 75 VP	Moderate Growth VP
Sandra N. Bane	$7	$23	$688
Leo J. Hill	$9	$28	$843
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$11	$34	$1,044
Russell A. Kimball, Jr.	$9	$28	$843
Eugene M. Mannella	$9	$28	$843
Norman R. Nielsen	$9	$28	$843
Joyce G. Norden	$9	$28	$843
Patricia L. Sawyer	$9	$30	$918
John W. Waechter	$9	$28	$843

	Aggregate Compensation from	Aggregate Compensation from	Aggregate Compensation from
	Transamerica Jennison	Transamerica JPMorgan Core	Transamerica JPMorgan
Name of Trustee	Growth VP	Bond VP	Enhanced Index VP
Sandra N. Bane	$436	$358	$294
Leo J. Hill	$534	$438	$360
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$661	$542	$445
Russell A. Kimball, Jr.	$534	$438	$360
Eugene M. Mannella	$534	$438	$360
Norman R. Nielsen	$534	$438	$360
Joyce G. Norden	$534	$438	$360
Patricia L. Sawyer	$582	$477	$392
John W. Waechter	$534	$438	$360

	Aggregate Compensation	Aggregate Compensation from	Aggregate Compensation from
	from Transamerica	Transamerica Legg Mason	Transamerica Marsico
Name of Trustee	JPMorgan Mid Cap Value VP	Partners All Cap VP	Growth VP
Sandra N. Bane	$604	$526	$1,463
Leo J. Hill	$740	$644	$1,791
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$917	$798	$2,218
Russell A. Kimball, Jr.	$740	$644	$1,791
Eugene M. Mannella	$740	$644	$1,791
Norman R. Nielsen	$740	$644	$1,791
Joyce G. Norden	$740	$644	$1,791
Patricia L. Sawyer	$807	$702	$1,951
John W. Waechter	$740	$644	$1,791

	Aggregate Compensation from	Aggregate Compensation from	Aggregate Compensation from
	Transamerica MFS High Yield	Transamerica MFS	Transamerica Money Market
Name of Trustee	VP	International Equity VP	VP
Sandra N. Bane	$651	$608	$1,730
Leo J. Hill	$798	$745	$2,119
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$988	$922	$2,624
Russell A. Kimball, Jr.	$798	$745	$2,119
Eugene M. Mannella	$798	$745	$2,119
Norman R. Nielsen	$798	$745	$2,119
Joyce G. Norden	$798	$745	$2,119
Patricia L. Sawyer	$869	$811	$2,309
John W. Waechter	$798	$745	$2,119

	Aggregate Compensation from	Aggregate Compensation from	Aggregate Compensation from
	Transamerica Munder Net50	Transamerica PIMCO Total	Transamerica Science &
Name of Trustee	VP	Return VP	Technology VP
Sandra N. Bane	$226	$3,076	$346
Leo J. Hill	$277	$3,767	$423
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$343	$4,664	$524
Russell A. Kimball, Jr.	$277	$3,767	$423
Eugene M. Mannella	$277	$3,767	$423
Norman R. Nielsen	$277	$3,767	$423
Joyce G. Norden	$277	$3,767	$423
Patricia L. Sawyer	$302	$4,103	$461
John W. Waechter	$277	$3,767	$423

	Aggregate Compensation from	Aggregate Compensation from	Aggregate Compensation from
	Transamerica Small/Mid Cap	Transamerica T. Rowe Price	Transamerica T. Rowe Price
Name of Trustee	Value VP	Equity Income VP	Growth Stock VP
Sandra N. Bane	$978	$968	$941
Leo J. Hill	$1,198	$1,185	$1,153
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$1,483	$1,467	$1,427
Russell A. Kimball, Jr.	$1,198	$1,185	$1,153
Eugene M. Mannella	$1,198	$1,185	$1,153
Norman R. Nielsen	$1,198	$1,185	$1,153
Joyce G. Norden	$1,198	$1,185	$1,153
Patricia L. Sawyer	$1,304	$1,291	$1,256
John W. Waechter	$1,198	$1,185	$1,153

	Aggregate Compensation from	Aggregate Compensation from	Aggregate Compensation from
	Transamerica T. Rowe Price	Transamerica Templeton	Transamerica Third Avenue
Name of Trustee	Small Cap VP	Global VP	Value VP
Sandra N. Bane	$384	$1,120	$572
Leo J. Hill	$470	$1,371	$701
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$582	$1,698	$868
Russell A. Kimball, Jr.	$470	$1,371	$701
Eugene M. Mannella	$470	$1,371	$701
Norman R. Nielsen	$470	$1,371	$701
Joyce G. Norden	$470	$1,371	$701
Patricia L. Sawyer	$512	$1,494	$763
John W. Waechter	$470	$1,371	$701

			Aggregate Compensation from
	Aggregate Compensation from	Aggregate Compensation from	Transamerica Van Kampen
	Transamerica U.S.	Transamerica Value Balanced	Active International Allocation
Name of Trustee	Government Securities VP	VP	VP
Sandra N. Bane	$847	$726	$482
Leo J. Hill	$1,038	$889	$590
David W. Jennings	N/A	N/A	N/A
Neal M. Jewell	$1,285	$1,100	$731
Russell A. Kimball, Jr.	$1,038	$889	$590
Eugene M. Mannella	$1,038	$889	$590
Norman R. Nielsen	$1,038	$889	$590
Joyce G. Norden	$1,038	$889	$590
Patricia L. Sawyer	$1,130	$968	$643
John W. Waechter	$1,038	$889	$590

	Aggregate Compensation from	Aggregate Compensation from
	Transamerica Van Kampen	Transamerica Van Kampen
Name of Trustee	Large Cap Core VP	Mid-Cap Growth VP
Sandra N. Bane	$275	$1,203
Leo J. Hill	$337	$1,474
David W. Jennings	N/A	N/A
Neal M. Jewell	$417	$1,825
Russell A. Kimball, Jr.	$337	$1,474
Eugene M. Mannella	$337	$1,474
Norman R. Nielsen	$337	$1,474
Joyce G. Norden	$337	$1,474
Patricia L. Sawyer	$367	$1,606
John W. Waechter	$337	$1,474

	Pension or Retirement Benefits	Total Compensation Paid to
	Accrued as Part of Portfolio	Trustees from Fund Asset
Name of Trustee	Expenses	Management Group(1)
Sandra N. Bane	$—	$146,358
Leo J. Hill	$—	$168,000
David W. Jennings	N/A	N/A
Neal M. Jewell	$—	$208,000
Russell A. Kimball, Jr.	$—	$168,000
Eugene M. Mannella	$—	$168,000
Norman R. Nielsen	$—	$168,000
Joyce G. Norden	$—	$168,000
Patricia L. Sawyer	$—	$183,000
John W. Waechter	$—	$168,000

Note:	Transamerica Index 35 VP and Transamerica Index 100 VP had not commenced operations prior to the date of this SAI.

Note: Information is not shown for Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, Transamerica ProFund UltraBear VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP, and Transamerica Hanlon Managed Income VP as they commenced operations on May 1, 2009. Information is not shown for Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP and Transamerica Foxhall Global Hard Asset VP as they commenced operations on July 1, 2009.

(1)	Of this aggregate compensation, the total amounts deferred from the portfolios (TST only) (including earnings and dividends) and accrued for the benefit of the participating Trustees for the year ended December 31, 2008 were as follows: Sandra N. Bane, $0; Leo J. Hill, $4,468; Neal M. Jewell, $51,185; Russell A. Kimball, Jr., $13,069; Eugene M. Mannella, $0; Norman R. Nielsen, $0; Joyce G. Norden, $0; Patricia L. Sawyer, $0; and John W. Waechter, $0.
As of December 31, 2008, the trustees and officers held in aggregate less than 1% of the outstanding shares of each of the Trust’s series.
SHAREHOLDER COMMUNICATION PROCEDURES WITH BOARD OF TRUSTEES
The Board of Trustees (the “Board”) of the Trust has adopted these procedures by which shareholders of the Trust may send written communications to the Board. Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Trust (“Secretary”), as follows:
Board of Trustees
Transamerica Series Trust
c/o Secretary
570 Carillon Parkway
St. Petersburg, Florida 33716
Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the underlying portfolio of the Trust to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Usually, with respect to each properly submitted shareholder communication, the Secretary shall either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication (i) does not reasonably relate to a portfolio of the Trust or its operation, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Trust, or (ii) is ministerial in nature (such as a request for Trust literature, share data or financial information). These Procedures shall not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Exchange Act”) or any communication made in connection with such a proposal, or (iv) any communication that reasonably may be considered to be a complaint regarding the Trust or shareholder services, which complaint shall instead be promptly forwarded to the Trust’s Chief Compliance Officer. The Trustees are not required to attend the Trust’s shareholder meetings, if any, or to otherwise make themselves available to shareholders for communications, other than pursuant to these Procedures.
CODE OF ETHICS
The Trust and TCI have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, and TAM has adopted a Code of Ethics pursuant to Rule 204A-1 of the Investments Advisers Act of 1940. See “Personal Securities Transactions” below.
PROXY VOTING POLICIES AND PROCEDURES
TST uses the proxy voting policies and procedures of the sub-advisers to determine how to vote proxies relating to securities held by TST (or portion thereof) in its portfolios. The proxy voting policies and procedures of the portfolio’s Investment Adviser and sub-advisers are attached hereto as Appendix C.
TST files SEC Form N-PX, with the complete proxy voting records of the portfolios for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from TST, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES
I. Statement of Principle
TST seeks to assure that proxies received by the portfolios are voted in the best interests of the portfolios’ stockholders and have accordingly adopted these procedures.
II. Delegation of Proxy Voting/Adoption of Adviser and Sub-Adviser Policies
TST delegates the authority to vote proxies related to portfolio securities to Transamerica Asset Management, Inc. (the “Adviser”), as investment adviser to each portfolio, which in turn delegates proxy voting authority for most portfolios of the Trust to the Sub-Adviser retained to provide day-to-day portfolio management for that portfolio. The Board of Trustees of the Trust adopts the proxy voting policies and procedures of the Adviser and Sub-Advisers as the proxy voting policies and procedures (each a “Proxy Voting Policy”) that will be used by each of these respective entities when exercising voting authority on behalf of the Trust. These policies and procedures are attached hereto.
III. Annual Review of Proxy Voting Policies of Adviser and Sub-Advisers
No less frequently than once each calendar year, the Proxy Voting Administrator will request each Sub-Adviser to provide a current copy of its Proxy Voting Policy, or certify that there have been no material changes to its Proxy Voting Policy or that all material changes have been previously provided for review, and verify that such Proxy Voting Policy is consistent with those of the portfolios and Adviser. Any inconsistency between the Sub-Adviser’s Proxy Voting Policy and that of the portfolios or Adviser shall be reconciled by the Proxy Voting Administrator before presentation for approval by the Board.
The Proxy Voting Administrator will provide an electronic copy of each Board approved Proxy Voting Policy to Legal department for inclusion in applicable SEC filings.
IV. Securities on Loan
The Boards of Trustees of the Trust has authorized the Adviser, in conjunction with State Street Bank and Trust Company (“State Street”), to lend portfolio securities on behalf of the portfolios. Securities on loan generally are voted by the borrower of such securities. Should a Sub-Adviser to the portfolios wish to exercise its vote for a particular proxy, the Adviser will immediately contact State Street and terminate the loan.
Last Revised: July 1, 2008
DISCLOSURE OF PORTFOLIO HOLDINGS
It is the policy of the portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The portfolios’ service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Board of Trustees has adopted formal procedures governing compliance with these policies.
The portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. A summary or list of a portfolio’s completed purchases and sales may only be made available after the public disclosure of portfolio holdings.
The portfolios publish their top ten holdings on their website at www.transamericafunds.com (select Transamerica Variable Portfolio) within two weeks after the end of each month. In addition, the portfolios publish all holdings on their website approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the portfolios. The portfolios may then forward the information to investors and consultants requesting it.
There are numerous mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds and portfolios in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the funds and portfolios by these services and departments, the portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement. Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the portfolios’ investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the portfolios (and its service provider, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.
The Board and an appropriate officer of the Investment Adviser’s compliance department or the Trust’s Chief Compliance Officer (“CCO”) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.
In addition, separate account and unregistered product clients of TAM, the sub-advisers of the portfolios, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain portfolios, and therefore may have substantially similar or nearly identical portfolio holdings as those portfolios.
THE INVESTMENT ADVISER
TST has entered into an Advisory Agreement (“Advisory Agreement”) on behalf of each portfolio with Transamerica Asset Management, Inc. (“TAM” or the “Investment Adviser”). TAM, located at 570 Carillon Parkway, St. Petersburg, FL 33716, supervises each respective portfolio’s investments and conducts its investment program. TAM hires sub-advisers to furnish, investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser.
The Investment Adviser is directly owned by WRL (77%) and AUSA Holding Company (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, which is a publicly traded international insurance group. Prior to January 1, 2008, TAM was known as Transamerica Fund Advisors, Inc.
The Investment Advisory Agreement was last approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) on December 4, 2007, and by the shareholders of each portfolio of the Trust on December 16, 1996 (portfolios that commenced operations prior to that date) (and on the date of commencement of operations of each portfolio subsequent to that date). The Investment Advisory Agreement provides that it will continue in effect from year to year thereafter, if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio, and (b) by a majority of the Trustees who are not parties to such contract or “interested persons” of any such party. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of each portfolio and terminates automatically in the event of its assignment (within the meaning of the 1940 Act).
Pursuant to the Investment Advisory Agreement for the portfolios, TAM, subject to the supervision of the Trustees and in conformity with the stated policies of the portfolios, manages the operations of each portfolio. TAM is authorized to enter into sub-advisory agreements for investment advisory services in connection with the management of each portfolio. TAM continues to have responsibility for all investment advisory services furnished pursuant to all sub-advisory agreements.
Each portfolio pays: all expenses incurred in connection with the formation and organization of a portfolio, including the preparation (and filing, when necessary) of the portfolio’s contracts, plans, and documents, conducting meetings of organizers, Trustees and shareholders; preparing and filing the post-effective amendment to the Trust’s registration statement effecting registration of a portfolio and its shares under the 1940 Act and the Securities Act and all other matters relating to the information and organization of a portfolio and the preparation for offering its shares; expenses in connection with ongoing registration or qualification requirements under federal and state securities laws; investment advisory fees; pricing costs (including the daily calculations of net asset value); brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as that phrase is defined in the 1940 Act, of the Trust or TAM; compensation of the Trust’s custodian, administrative and transfer agent, registrar and dividend disbursing agent; legal, accounting and printing expenses; other administrative, clerical, recordkeeping and bookkeeping expenses; auditing fees; certain insurance premiums; services for shareholders (including allocable telephone and personnel expenses); costs of certificates and the expenses of delivering such certificates to the purchaser of shares relating thereto; expenses of local representation in Maryland; fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Trust in accordance with Rule 12b-1 under the 1940 Act; expenses of shareholders’ meetings and of preparing, printing, and distributing notices, proxy statements and reports to shareholders; expenses of preparing and filing reports with federal and state regulatory authorities; all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act and the securities laws of any states or territories, subsequent to the effectiveness of the initial registration statement under the Securities Act; all costs involved in preparing and printing prospectuses of the Trust; extraordinary expenses; and all other expenses properly payable by the Trust or the portfolios.
Expense Limitation. TAM has entered into an expense limitation agreement with TST on behalf of certain portfolios, pursuant to which TAM has agreed to reimburse a portfolio’s expenses or waive fees, or both, whenever, in any fiscal year, the total cost to a portfolio of normal operating expenses chargeable to the portfolio, including the investment advisory fee but excluding brokerage commissions, interest, taxes, 12b-1 fees and certain extraordinary expenses, exceed a certain percentage of the portfolio’s average daily net assets (“expense cap”). Certain portfolios may, at a later date, reimburse TAM for operating expenses previously paid on behalf of such portfolios during the previous 36 months (36-month reimbursement), but only if, after such reimbursement, the portfolios’ expense ratios do not exceed the expense cap. The agreement continues automatically for one-year terms unless terminated on 30-days’ written notice to TST.
Distribution Agreement. The Trust adopted a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a Distribution Agreement with Transamerica Capital, Inc. (“TCI”). TCI, located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, is an affiliate of TAM.
TST has two classes of shares for each portfolio in its series, Initial Class and Service Class (except Transamerica Equity II VP, which only offers Initial Class shares.) As of the date of this prospectus, Transamerica BlackRock Tactical Allocation VP, Transamerica BlackRock Global Allocation VP, and Transamerica ProFund UltraBear VP do not plan to offer Initial Class shares.
Under the Distribution Plan and Distribution Agreement, the Trust, on behalf of the portfolios, will reimburse TCI and/or various service providers after each calendar month for certain Trust distribution expenses incurred or paid by them, provided that these expenses in the aggregate do not exceed 0.15%, on an annual basis, of the average daily net asset value of shares of each portfolio in connection with the distribution of the Initial Class shares of the portfolios.
For the sale and distribution of Service Class shares, the Trust may pay to the various service providers up to 0.25% of the average daily net assets of a portfolio. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Distribution expenses for which TCI may be reimbursed under the Distribution Plan and Distribution Agreement include, but are not limited to, expenses of printing and distributing the Trust’s prospectus and statement of additional information to potential investors; developing and preparing Trust advertisements; sales literature and other promotional materials; holding seminars and sales meetings designed to promote distribution of Trust shares; the development of consumer-oriented sales materials describing and/or relating to the Trust; and expenses attributable to “distribution-related services” provided to the Trust, which include such things as salaries and benefits, office expenses, equipment expenses, training costs, travel costs, printing costs, supply expenses, computer programming time, and data center expenses, each as they relate to the promotion of the sale of Trust shares.
TCI submits to the Trustees for approval annual distribution budgets and quarterly reports of distribution expenses with respect to each portfolio. TCI allocates to each portfolio distribution expenses specifically attributable to the distribution of shares of such portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular portfolio are allocated among the portfolios based upon the ratio of net asset value of each portfolio to the net asset value of all portfolios, or such other factors as TCI deems fair and are approved by the Trust’s Board of Trustees. The Service Class of the Trust paid $12,801,656 in fees for the fiscal year ended December 31, 2008 to certain life companies pursuant to the Distribution Plan adopted under Rule 12b-1.

THE SUB-ADVISERS
Each sub-adviser serves, pursuant to a respective Sub-Advisory Agreement between TAM and such respective sub-adviser, on behalf of each portfolio. The Sub-Advisory Agreements were last approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) on December 4, 2007. The Sub-Advisory Agreements provide that they will continue in effect if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of each portfolio and (b) by a majority of the Trustees who are not parties to such Agreements or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty on at least 60 days’ written notice at the option of either party or by the vote of the shareholders of each portfolio and terminate automatically in the event of their assignment (within the meaning of the 1940 Act) or termination of the Investment Advisory Agreement.
Pursuant to the Sub-Advisory Agreements, each sub-adviser provides investment advisory assistance and portfolio management advice to the investment adviser for their respective portfolio(s). Subject to review by the Investment Adviser and the Board of Trustees, the sub-advisers are responsible for the actual management of their respective portfolio(s) and for making decisions to buy, sell or hold a particular security. Each sub-adviser bears all of its expenses in connection with the performance of its services under their Sub-Advisory Agreement such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the respective portfolio(s).
Each sub-adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.
Potential Conflicts of Interest
TAM has selected TIM and AUIM to serve as a sub-adviser to certain of the funds. TIM, AUIM and TAM are affiliated entities, each of which are indirectly controlled by AEGON NV. Advisory arrangements involving affiliated sub-advisers may present certain potential conflicts of interest. For each fund sub-advised by TIM and AUIM, AEGON NV may indirectly benefit from the net advisory fee retained by TAM as well as from the sub-advisory fee paid by TAM to TIM or TAM to AUIM. TAM has a fiduciary duty to act in the best interests of a fund and its shareholders (i) when recommending to the Board the appointment of or continued service of an affiliated sub-adviser for a fund and (ii) in the case of a fund that is sub-advised by both TIM or AUIM and an unaffiliated sub-adviser, when allocating fund assets among the fund’s sub-advisers. Moreover, TAM’s “manager of managers” exemptive order from the SEC requires fund shareholder approval of any sub-advisory agreement appointing an affiliated sub-adviser as the sub-adviser to a fund (in the case of a new fund, the initial sole shareholder of the fund, an affiliate of TAM, TIM, AUIM, and AEGON NV, may provide this approval).
TAM has selected BlackRock Financial Management, Inc. (“BlackRock”) as the sub-adviser to Transamerica BlackRock Tactical Allocation VP. The portfolio seeks to achieve its objective by investing its assets in a combination of underlying TST portfolios and Transamerica Funds (the “underlying funds”). BlackRock may choose to invest a portion of the portfolio’s assets in one or more underlying funds which they sub-advise. This advisory arrangement may present certain potential conflicts of interest when BlackRock is allocating portfolio assets among the underlying funds.
The Independent Trustees are aware of and monitor these potential conflicts of interest.
PERSONAL SECURITIES TRANSACTIONS
The Trust permits “Access Persons” as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy (“Ethics Policy”) that has been adopted by the Trust’s Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Trust’s sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. The Board is required to review and approve the Code of Ethics for each sub-adviser. Each sub-adviser is also required to report to the Trust’s Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Trust.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES
Effective January 1, 1997, as amended, the Trust entered into an Administrative Services and Transfer Agency Agreement with TFS, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TAM, to furnish the Trust with administrative services to assist the Trust in carrying out certain of its functions and operations. On January 1, 2005, the portfolios entered into an agreement wherein the portfolios would pay 0.02% of their daily net assets to TFS for such administrative services; effective January 1, 2006, this fee was reduced to 0.0125% for Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Growth VP, Transamerica Asset Allocation — Moderate Growth VP, Transamerica Asset Allocation — Moderate VP and Transamerica International Moderate Growth VP.
PORTFOLIO TURNOVER
A portfolio turnover rate is, in general, the percentage calculated by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities held during the year.
Changes in security holdings are made by a portfolio’s sub-adviser when it is deemed necessary. Such changes may result from: liquidity needs; securities having reached a price or yield objective; anticipated changes in interest rates or the credit standing of an issuer; or developments not foreseen at the time of the investment decision.
A sub-adviser may engage in a significant number of short-term transactions if such investing serves a portfolio’s objective. The rate of portfolio turnover will not be a limiting factor when such short-term investing is considered appropriate. Increased turnover results in higher brokerage costs or mark-up charges for a portfolio; these charges are ultimately borne by the policyowners.
In computing the portfolio turnover rate for a portfolio, securities whose maturities or expiration dates at the time of acquisition are one year or less are excluded. Subject to this exclusion, the turnover rate for a portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of portfolio securities owned by the portfolio during the fiscal year.
There are no fixed limitations regarding the portfolio turnover rates of the portfolios. Portfolio turnover rates are expected to fluctuate under constantly changing economic conditions and market circumstances. Higher turnover rates tend to result in higher brokerage fees. Securities initially satisfying the basic policies and objective of each portfolio may be disposed of when they are no longer deemed suitable.
BROKERAGE
Subject to policies established by the Board of Trustees, each portfolio’s sub-adviser is primarily responsible for placement of a portfolio’s securities transactions. In placing orders, it is the policy of a portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commissions, if any, size of the transaction and difficulty of execution. While each sub-adviser generally will seek reasonably competitive spreads or commissions, a portfolio will not necessarily be paying the lowest spread or commission available. A portfolio does not have any obligation to deal with any broker, dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
Decisions as to the assignment of portfolio brokerage business for a portfolio and negotiation of its commission rates are made by the sub-adviser, whose policy is to seek to obtain “best execution” (prompt and reliable execution at the most favorable security price) of all portfolio transactions. In placing portfolio transactions, the sub-adviser may give consideration to brokers who provide supplemental investment research, in addition to such research obtained for a flat fee, to the sub-adviser, and pay spreads or commissions to such brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction.
In selecting brokers and in negotiating commissions, the sub-adviser considers such factors as: the broker’s reliability; the quality of its execution services on a continuing basis; the financial condition of the firm; trade confidentiality including anonymity; and research products and services provided, which include: (i) furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities and (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories) that assist each sub-adviser in carrying out its responsibilities.
Supplemental research obtained through brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by a sub-adviser. The expenses of a sub-adviser will not necessarily be reduced as a result of the receipt of such supplemental information. A sub-adviser may use such research products and services in servicing other accounts in addition to the respective portfolio. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, the sub-adviser will allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for the sub-adviser. Conversely, such supplemental information obtained by the placement of business for a sub-adviser will be considered by and may be useful to the sub-adviser in carrying out its obligations to a portfolio.
When a portfolio purchases or sells a security in the OTC market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of the sub-adviser, better prices and executions are likely to be achieved through the use of a broker.
Securities held by a portfolio may also be held by other separate accounts, mutual funds or other accounts for which the investment adviser or sub-adviser serves as an adviser, or held by the investment adviser or sub-adviser for their own accounts. Because of different investment objectives or other factors, a particular security may be bought by the investment adviser or sub-adviser for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a portfolio or other entities for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the investment adviser or sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when the investment adviser or a sub-adviser deems the purchase or sale of a security to be in the best interests of a portfolio as well as other accounts or companies, it may to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the portfolio with those to be sold or purchased for such other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the portfolio and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a portfolio.
The Board of Trustees of the Trust reviews on a quarterly basis the brokerage placement practices of each sub-adviser on behalf of the portfolios, and reviews the prices and commissions, if any, paid by the portfolios to determine if they were reasonable.
DIRECTED BROKERAGE
A sub-adviser to a portfolio, to the extent consistent with the best execution and with TAM’s usual commission rate policies and practices, may place portfolio transactions of the portfolio with broker/dealers with which the trust has established a Directed Brokerage Program. A Directed Brokerage Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the portfolio transactions to the payment of operating expenses that would otherwise be borne by the portfolio.
Under the Directed Brokerage Program, the commissions paid by a portfolio shall be applied to the payment only of expenses that would otherwise be borne by the portfolio paying the commission. In no event will commissions paid by a portfolio be used to pay expenses that would otherwise be borne by any other portfolio in the Trust, or by any other party. In the case of any portfolio that is the subject of a contractual expense reduction arrangement with TAM (or a comparable agreement with any “affiliate” of TAM or the Trust, as such term is defined in the 1940 Act) pursuant to which TAM (or affiliate) has agreed to waive amounts otherwise payable by the portfolio to TAM (or affiliate) under the expense reduction arrangement, but shall instead be used solely to reduce expenses borne by the portfolio to a lower level than the portfolio would have borne after giving full effect to the expense reduction arrangement. These commissions are not used for promoting or selling portfolio shares or otherwise related to the distribution of portfolio shares.
DETERMINATION OF OFFERING PRICE
Shares of the portfolios are currently sold only to the separate accounts to fund the benefits under the policies and the annuity contracts. The portfolios may, in the future, offer their shares to other insurance company separate accounts. The separate accounts invest in shares of a portfolio in accordance with the allocation instructions received from holders of the policies and the annuity contracts. Such allocation rights are further described in the prospectuses and disclosure documents for the policies and the annuity contracts. Shares of the portfolios are sold and redeemed at their respective net asset values as described in the prospectus.

NET ASSET VALUATION DETERMINATION
The price at which shares are purchased or redeemed is the net asset valuation (“NAV”) that is next determined after receipt and acceptance of a purchase order or receipt of a redemption request.
When Share Price is Determined
The NAV of all portfolios is determined on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).
Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.
Orders for shares of the Asset Allocation Portfolios and corresponding orders for the underlying portfolios/funds in which they invest are priced on the same day when orders for shares of the Asset Allocation Portfolios are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the Asset Allocation Portfolios by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day’s NAV.
How NAV is Determined
The NAV of each portfolio (or class thereof) is calculated by taking the value of its net assets and dividing by the number of shares of the portfolio (or class) that are then outstanding.
The Board of Trustees has approved procedures to be used to value the portfolios’ securities for the purpose of determining the portfolios’ NAV. The valuation of the securities of the portfolios is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the portfolios to TAM.
In general, securities and other investments (including shares of ETFs) are valued based on market prices at the close of regular trading on the NYSE. Portfolio securities (including shares of ETFs) listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service, which may use market prices or quotations or a variety of fair value techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The prices that the portfolio uses may differ from the amounts that would be realized if the investments were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end funds (other than ETF shares) are generally valued at the net asset value per share reported by that investment company. ETF shares are valued at the most recent sale price or official closing price on the exchange on which they are traded.
When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The portfolios use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.
Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with portfolios’ valuation procedures. Fair value determination can also involve reliance on quantitative models employed by a fair pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.
PRINCIPAL SHAREHOLDERS
As of October 20, 2009, the following persons owned beneficially or of record 5% or more of the shares of the class of the portfolios indicated.

Name and Address	Portfolio Name	Initial	Service
Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	48.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica American Century Large Company Value VP		26.7%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica American Century Large Company Value VP		25.4%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	22.3%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	15.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica American Century Large Company Value VP		10.8%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica American Century Large Company Value VP	8.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica American Century Large Company Value VP		6.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica American Century Large Company Value VP		6.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica American Century Large Company Value VP		6.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica American Century Large Company Value VP		5.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica American Century Large Company Value VP		5.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Conservative VP	41.7%	24.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Conservative VP		25.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Conservative VP	16.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Conservative VP		12.2%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Conservative VP	10.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Conservative VP		6.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Conservative VP	6.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Conservative VP		6.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Conservative VP	5.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Conservative VP	5.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Growth VP	28.4%	22.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Growth VP		40.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Growth VP	21.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Growth VP	11.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Growth VP	9.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Growth VP	8.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Growth VP		7.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate Growth VP	36.0%	22.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate Growth VP		32.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate Growth VP	14.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate Growth VP	11.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate Growth VP	10.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate Growth VP		10.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate Growth VP		8.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate Growth VP	5.2%

Name and Address	Portfolio Name	Initial	Service
Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate VP	42.3%	22.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate VP		27.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate VP	15.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate VP		11.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate VP	10.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate VP		8.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate VP	6.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate VP	6.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate VP	5.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Asset Allocation — Moderate VP	5.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Asset Allocation — Moderate VP		5.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Balanced VP	34.9%	28.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Balanced VP		19.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Balanced VP		15.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Balanced VP	15.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	14.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP		13.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	9.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	8.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Balanced VP		5.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP	5.6%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Balanced VP		5.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Global Allocation VP		36.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Global Allocation VP		27.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Global Allocation VP		12.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Global Allocation VP		10.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Global Allocation VP		5.4%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	40.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		28.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Large Cap Value VP		19.6%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	19.4%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	13.7%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica BlackRock Large Cap Value VP		9.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Large Cap Value VP		8.4%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP	7.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Large Cap Value VP		6.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica BlackRock Large Cap Value VP		6.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Large Cap Value VP		5.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Tactical Allocation VP		34.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Tactical Allocation VP		25.9%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica BlackRock Tactical Allocation VP		14.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Tactical Allocation VP		8.5%

Name and Address	Portfolio Name	Initial	Service
Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica BlackRock Tactical Allocation VP		6.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Capital Guardian Value VP	35.1%	36.5%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Guardian Value VP	20.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Capital Guardian Value VP		19.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Capital Guardian Value VP		15.7%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Guardian Value VP	8.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Capital Guardian Value VP	8.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Capital Guardian Value VP		6.4%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Capital Guardian Value VP	5.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP		45.5%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	34.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Clarion Global Real Estate Securities VP	7.8%	20.3%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	16.1%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	11.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP	8.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Clarion Global Real Estate Securities VP		7.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Clarion Global Real Estate Securities VP		5.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Convertible Securities VP	18.4%	23.7%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	29.5%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	28.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP		19.5%

Name and Address	Portfolio Name	Initial	Service
Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Convertible Securities VP		18.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Convertible Securities VP	6.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Convertible Securities VP		6.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Convertible Securities VP		5.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Convertible Securities VP	5.2%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Efficient Markets VP	76.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Efficient Markets VP (11/10/08)		55.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Efficient Markets VP (11/10/08)		30.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP (11/10/08)	10.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Efficient Markets VP (11/10/08)	6.6%

Monumental Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Efficient Markets VP (11/10/08)	6.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Efficient Markets VP (11/10/08)		5.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Equity II VP	100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Equity VP		47.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Equity VP	33.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Equity VP	7.5%	14.4%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Equity VP	14.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Equity VP	9.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Equity VP	7.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Equity VP		7.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Equity VP		6.9%

Name and Address	Portfolio Name	Initial	Service
Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Equity VP	6.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Equity VP		5.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Equity VP		5.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP		65.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	22.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	17.8%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	15.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP		15.1%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	11.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	11.5%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP	7.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Federated Market Opportunity VP		6.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Federated Market Opportunity VP		5.1%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP		100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP	64.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Emerging Markets/Pacific Rim VP	33.1%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP	14.9%	100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP	63.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Conservative VP	20.4%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP		100.0%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP	66.5%

A Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Growth VP	30.8%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP		100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP	58.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Foxhall Global Hard Asset VP	35.4%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP		42.7%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	27.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Growth Opportunities VP	11.6%	12.4%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	15.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP		14.8%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	13.3%

Transamerica Financial Life Ins Co 4 Manhattanville Road Purchase, NY 10577	Transamerica Growth Opportunities VP		6.1%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	6.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	5.4%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Growth Opportunities VP	5.2%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	6.5%	100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	66.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Balanced VP	24.6%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP		100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	75.0%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth and Income VP	24.2%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP		100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	66.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Growth VP	30.1%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP		100.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP	64.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Hanlon Managed Income VP	32.3%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 50 VP	75.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 50 VP		29.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 50 VP		23.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 50 VP	19.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 50 VP		19.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 50 VP		16.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	51.7%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Index 75 VP	35.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 75 VP		30.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 75 VP		23.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 75 VP		19.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Index 75 VP		16.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Index 75 VP	10.3%

Name and Address	Portfolio Name	Initial	Service
Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica International Moderate Growth VP		33.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	30.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica International Moderate Growth VP		25.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	22.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	19.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	10.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica International Moderate Growth VP		8.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP	7.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica International Moderate Growth VP		7.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica International Moderate Growth VP		6.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica International Moderate Growth VP		5.5%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	48.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Jennison Growth VP		37.2%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	22.3%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Jennison Growth VP		22.0%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	14.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Jennison Growth VP		12.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Jennison Growth VP		10.8%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Jennison Growth VP	9.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Jennison Growth VP		5.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP		73.6%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	31.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	24.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	19.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP		17.0%

Transamerica International Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Core Bond VP	10.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica JPMorgan Enhanced Index VP	59.9%	17.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP		26.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica JPMorgan Enhanced Index VP	11.5%	9.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica JPMorgan Enhanced Index VP	6.3%	12.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica JPMorgan Enhanced Index VP	9.3%	6.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Enhanced Index VP		8.3%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica JPMorgan Mid Cap Value VP		54.9%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	49.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP		21.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP		21.6%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	16.4%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	15.0%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica JPMorgan Mid Cap Value VP	6.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Legg Mason Partners All Cap VP	38.5%	16.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Partners All Cap VP		39.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Partners All Cap VP	16.6%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Partners All Cap VP	12.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Legg Mason Partners All Cap VP	12.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Legg Mason Partners All Cap VP	6.1%	6.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Legg Mason Partners All Cap VP		11.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Partners All Cap VP		7.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Legg Mason Partners All Cap VP	5.5%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	46.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Marsico Growth VP		21.3%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	20.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Marsico Growth VP		17.0%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Marsico Growth VP		16.3%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	14.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Marsico Growth VP		10.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Marsico Growth VP		8.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Marsico Growth VP		7.7%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Marsico Growth VP	7.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Marsico Growth VP		5.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS High Yield VP	22.4%	23.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS High Yield VP		33.8%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS High Yield VP	21.9%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS High Yield VP	20.7%

Name and Address	Portfolio Name	Initial	Service
Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica MFS High Yield VP	11.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS High Yield VP		8.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS High Yield VP		8.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS High Yield VP	7.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS High Yield VP		5.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS International Equity VP	29.9%	24.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	23.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP		16.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	15.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS International Equity VP	8.5%	5.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS International Equity VP		12.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica MFS International Equity VP		11.0%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica MFS International Equity VP		10.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica MFS International Equity VP	7.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Money Market VP	33.0%	20.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Money Market VP		24.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP		19.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Money Market VP	8.1%	6.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	11.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	9.6%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Money Market VP	7.5%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP		6.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Money Market VP	5.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP		84.6%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	38.6%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	14.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	14.0%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	13.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP		8.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Munder Net50 VP	7.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica PIMCO Total Return VP	18.1%	24.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica PIMCO Total Return VP		23.7%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	22.3%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	20.1%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP	13.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica PIMCO Total Return VP		10.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica PIMCO Total Return VP		6.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica PIMCO Total Return VP		6.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica PIMCO Total Return VP		5.5%

Transamerica Asset Management, Inc. Transamerica Asset Manage — Seed 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica ProFund UltraBear VP		91.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica ProFund UltraBear VP		7.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Science & Technology VP	14.9%	28.6%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP		31.4%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Science & Technology VP	28.5%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica Science & Technology VP	14.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	13.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Science & Technology VP		8.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Science & Technology VP		7.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Science & Technology VP		7.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP		6.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Science & Technology VP	5.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP		62.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Small/Mid Cap Value VP	41.9%	7.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Small/Mid Cap Value VP	12.5%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value VP		10.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Small/Mid Cap Value VP	9.4%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	8.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP		7.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Small/Mid Cap Value VP	7.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Small/Mid Cap Value VP	6.6%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Equity Income VP	51.2%	23.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP		28.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Equity Income VP	5.7%	7.8%

Name and Address	Portfolio Name	Initial	Service
Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Equity Income VP	10.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP		10.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Equity Income VP	8.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Equity Income VP		6.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	6.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Equity Income VP	5.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP	25.6%	38.5%

Transamerica Asset Allocation — Moderate Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	30.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP		16.7%

Transamerica Asset Allocation — Moderate VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	13.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP		10.0%

Transamerica Asset Allocation — Growth VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	8.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP		7.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP		6.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP		6.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP	6.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Growth Stock VP		5.5%

Transamerica Asset Allocation — Conservative VP 570 Carillon Pkwy St Petersburg FL 33716-1294	Transamerica T. Rowe Price Growth Stock VP	5.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Small Cap VP	40.4%	32.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP		21.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Small Cap VP	11.7%	7.0%

Name and Address	Portfolio Name	Initial	Service
Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	12.9%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	8.8%

Transamerica Life Insurance Company
4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Small Cap VP		8.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Small Cap VP	6.7%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica T. Rowe Price Small Cap VP		5.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica T. Rowe Price Small Cap VP		5.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica T. Rowe Price Small Cap VP	5.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Templeton Global VP	15.3%	28.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	41.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP		24.0%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	14.1%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP	12.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Templeton Global VP		12.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Templeton Global VP		8.4%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Templeton Global VP		6.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP		70.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	37.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	26.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	19.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP		18.5%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Third Avenue Value VP	7.8%

Name and Address	Portfolio Name	Initial	Service
Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica U.S. Government Securities VP	45.4%	19.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP		39.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica U.S. Government Securities VP	17.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica U.S. Government Securities VP	11.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica U.S. Government Securities VP		7.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica U.S. Government Securities VP		5.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	43.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Value Balanced VP		29.8%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	28.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Value Balanced VP		27.4%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP	22.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Value Balanced VP		15.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Value Balanced VP		6.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Value Balanced VP		6.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Value Balanced VP		6.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Active International Allocation VP	60.2%	30.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Active International Allocation VP	8.7%	15.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Active International Allocation VP	11.8%	8.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Active International Allocation VP	12.1%	6.3%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Active International Allocation VP		14.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Active International Allocation VP		7.2%

Name and Address	Portfolio Name	Initial	Service
Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Van Kampen Active International Allocation VP		5.8%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Active International Allocation VP		5.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Large Cap Core VP	58.4%	40.9%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Large Cap Core VP	7.8%	19.5%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Large Cap Core VP	11.2%	8.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Large Cap Core VP	12.2%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Large Cap Core VP		9.6%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Van Kampen Mid-Cap Growth VP	58.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Van Kampen Mid-Cap Growth VP		34.7%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Mid-Cap Growth VP	5.6%	18.7%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Van Kampen Mid-Cap Growth VP	13.3%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Van Kampen Mid-Cap Growth VP	13.0%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Mid-Cap Growth VP		7.4%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Mid-Cap Growth VP		6.2%

Merrill Lynch Fenner & Smith Inc FBO It Customers 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Van Kampen Mid-Cap Growth VP		5.2%

Western Reserve Life Assurance Co 570 Carillon Parkway St Petersburg FL 33716-1294	Transamerica Van Kampen Mid-Cap Growth VP		5.1%

Transamerica Life Insurance Company 4333 Edgewood Rd. N.E. Cedar Rapids, IA 52499	Transamerica Van Kampen Mid-Cap Growth VP		5.0%

Note:	Transamerica Index 35 VP and Transamerica Index 100 VP had not commenced operations prior to the date of this SAI.

TAXES
Shares of the portfolios are offered only to the Separate Accounts that fund the Policies and Contracts and to the Asset Allocation Portfolios. See the respective prospectuses for the Policies and Contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts and of the Policies, the Contracts and the holders thereof.
Each portfolio has either qualified, and expects to continue to qualify, or will qualify in its initial year, and thereafter will continue to qualify, for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the

“Code”). In order to qualify for that treatment, a portfolio must distribute to its stockholders for each taxable year at least the sum of 90% of its investment company taxable income, computed without regard to the dividends-paid deduction, and 90% of its net exempt-interest income, if any. Each portfolio must also meet several other requirements. These requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Income Requirement”); (2) at the close of each quarter of the portfolio’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities (limited in respect of any one issuer of such other securities to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of the issuer); and (3) at the close of each quarter of the portfolio’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, in those of two or more issuers that the portfolio controls and that are engaged in the same or similar trade or business, or in those of one or more qualified publicly traded partnerships. If each portfolio qualifies as a RIC and timely distributes to its shareholders substantially all of its net income and net capital gains, then each portfolio should have little or no income taxable to it under the Code.
As noted in the prospectuses, certain separate accounts are required to meet certain diversification requirements under Section 817(h) of the Code and the regulations thereunder in order for the Policies and Contracts funded by those separate accounts to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of a separate account’s assets that may be represented by any four or fewer investments. Specifically, such a separate account must in general diversify its holdings so that on the last day of each calendar quarter (or within 30 days after such last day) no more than 55% of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For purposes of Section 817(h) of the Code, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of any particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered securities issued by the same issuer.
If a portfolio qualifies as a RIC and its shares are held only by certain tax-exempt trusts and separate accounts and certain other permitted investors (including the Asset Allocation Portfolios if they are themselves only owned by those permitted investors), the Section 817(h) diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with the Section 817(h) diversification requirements so that, assuming such look-through treatment is available, any separate account invested wholly in that portfolio would satisfy those diversification requirements.
If a portfolio fails to qualify as a RIC, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio’s available earnings and profits. In addition, if a portfolio fails to qualify as a RIC, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Policies and Contracts funded by that portfolio (or by any Asset Allocation Portfolio invested in that portfolio) might not qualify as life insurance policies or annuity contracts under the Code, and owners of such Policies and Contracts could be currently taxed on the investment earnings under their Policies and Contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts.
Transamerica BlackRock Global Allocation VP invests all of its assets in BlackRock Global Asset Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”) which has agreed to maintain its qualification as a RIC, to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, and to limit the holding of its shares to the permitted investors described above. If the BlackRock Fund fails to qualify as a RIC, fails to comply with such diversification requirements, or fails to limit the holding of its shares to the permitted investors described above, then Policies and Contracts funded by Transamerica BlackRock Global Allocation VP (or by any Asset Allocation Portfolio invested in Transamerica BlackRock Global Allocation VP) might not qualify as life insurance policies or annuity contracts under the Code, and owners of such Policies and Contracts could be currently taxed on the investment earnings under their Policies and Contracts. In such a case, current taxation could also be required in all future taxable periods. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the prospectuses for the Policies or the Contracts.
For a Policy or a Contract to qualify for tax-favored treatment, assets in the Separate Accounts supporting the Policy or Contract must be considered to be owned by the insurance company and not by the Policy or Contract owner. Under current U.S. tax law, if an owner has excessive control over the investments made by a Separate Account (i.e., the underlying portfolios) the owner will be taxed currently on income and gains from the account or portfolio.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable policy or contract, whether the policy or contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, the relationship between the portfolios and the Policies and Contracts is designed to satisfy the current expressed view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that your Policy or Contract might be subject to current taxation because of investor control.
The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by the contract owner.
Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of your Policy or Contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the portfolios such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Such an event may have an adverse impact on the Policies and Contracts.
Under the Code, certain portfolios will be subject to a nondeductible 4% federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The portfolios intend to make any required distributions in a timely manner and accordingly do not expect to be subject to the excise tax.
If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio will accrue income on such investments for each taxable year, prior to the receipt of corresponding cash payments. However, the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the portfolios. Income from the disposition of foreign currencies, and income from transactions in options, futures, and forward contracts derived by a portfolio with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income for purposes of the Income Requirement.
Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. The investment yield of any portfolio that invests in foreign securities or currencies would be reduced by any such foreign taxes. Holders of Policies or Contracts investing in such portfolios indirectly bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes.
If a portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties, or capital gain) or that hold at least 50% of their average total assets over the taxable year in investments that produce (or that are held for the production of) such passive income (“passive foreign investment companies”), that portfolio could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies and gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such portfolios ultimately would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences. Any such election, however, may require the applicable portfolio to recognize taxable income or gain without the concurrent receipt of cash, and the portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, the portfolio may have to dispose of portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio. Any portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize or reduce its tax liability.
Certain portfolios may invest in ETFs and exchange-traded notes (“ETNs”). Depending on an ETF’s structure and its underlying investments, an ETF may produce income that is not permissible income for purposes of the Income Requirement. Any portfolio that invests in ETFs will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC. For tax purposes, ETNs are generally treated as debt obligations of the issuer, which generally produce permissible income for purposes of the Income Requirement.
The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the portfolios’ activities, and this discussion and the discussion in the prospectuses and/or statements of additional information for the Policies and Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Policies, the Contracts and the holders thereof.
OTHER INFORMATION
THE TRUST
As described in the prospectus, the Trust offers two classes of shares for each portfolio except Transamerica Equity II. The Trust is currently comprised of 169 operational portfolios.
FINANCIAL STATEMENTS
The audited financial statements for each portfolio of the Trust for the year ended December 31, 2008 and the report of the Trust’s independent registered certified public accountants are included in the 2008 Annual Report (as filed March 9, 2009 — SEC Accession No. 0001104659-09-015538), and are incorporated herein by reference to such report.
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTANTS
PricewaterhouseCoopers, LLP, located at 4221 West Boy Scout Blvd., Suite 100, Tampa, FL 33607-5745, serves as the Trust’s independent registered certified public accounting firmants.
CUSTODIAN
State Street Bank & Trust (“State Street”), located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the Trust’s Custodian and Dividend Disbursing Agent. State Street provides comprehensive asset administrative services to the Trust and other members of the financial industry which include: multi-currency accounting, institutional transfer agency services, domestic and global custody, performance measures, foreign exchange, and securities lending and mutual fund administrative services.

APPENDIX A
DESCRIPTION OF PORTFOLIO SECURITIES
The following is intended only as a supplement to the information contained in the prospectus and should be read only in conjunction with the prospectus. Terms defined in the prospectus and not defined herein have the same meanings as those in the prospectus.
1. Certificate of Deposit.* A certificate of deposit generally is a short-term, interest bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution.
2. Eurodollar Certificate of Deposit.* A Eurodollar certificate of deposit is a short-term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.
3. Floating Rate Note.* A floating rate note is debt issued by a corporation or commercial bank that is typically several years in term but whose interest rate is reset every one to six months.
4. Inverse Floating Rate Securities.* Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.
5. Floating Rate Obligations.* Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.
6. Time Deposit.* A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.
7. Bankers’ Acceptance.* A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.
8. Variable Amount Master Demand Note.* A variable amount master demand note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender. Before investing in any variable amount master demand notes, a portfolio will consider the liquidity of the issuer through periodic credit analysis based upon publicly available information.
9. Preferred Stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation’s earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stock from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
10. Convertible Securities. A portfolio may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities into which they are convertible, and the concomitant risk of loss from declines in those values.
11. Commercial Paper.* Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs.
12. Repurchase Agreement.* A repurchase agreement is an instrument under which a portfolio acquires ownership of a debt security and the seller agrees to repurchase the obligation at a mutually agreed upon time and price. The total amount received on repurchase is calculated to exceed the price paid by the portfolio, reflecting an agreed upon market rate of interest for the period from the time of a portfolio’s purchase of the security to the settlement date (i.e., the time of repurchase), and would not necessarily relate to the interest rate on the underlying securities. A portfolio will only enter into repurchase agreements with underlying securities consisting of U.S. Government or government agency securities.

13. Reverse Repurchase Agreement. A reverse repurchase agreement involves the sale of securities held by a portfolio, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. A portfolio will use the proceeds of the reverse repurchase agreements to purchase other money market securities maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. A portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transactions.
14. Asset-Backed Securities. A portfolio may invest in securities backed by automobile receivables and credit card receivables and other securities backed by other types of receivables or other assets. Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over-collateralization.
15. Mortgage-Backed Securities. A portfolio may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds, and mortgage pay-through securities. A mortgage pass-through security is a pro-rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers’ general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-through and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and a portfolio may invest in them if it is determined they are consistent with the portfolio’s investment objective and policies.
16. Collateralized Mortgage Obligations. (“CMOs”) are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and interest rates.
17. Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when the principal and interest payments of a mortgage-backed security are separated by a U.S. Government agency or a financial institution. The holder of the “principal-only” security receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security receives interest payments from the same underlying security.
The value of mortgage-backed securities may change due to changes in the market’s perception of issuers. In addition, the mortgage securities market in general may be adversely affected by regulatory or tax changes. Non-governmental mortgage-backed securities may offer a higher yield than those issued by government entities but also may be subject to greater price change than government securities.
Like most mortgage securities, mortgage-backed securities are subject to prepayment risk. When prepayment occurs, unscheduled or early payments are made on the underlying mortgages, which may shorten the effective maturities of those securities and may lower their total return. Furthermore, the prices of stripped mortgage-backed securities can be significantly affected by changes in interest rates as well. As interest rates fall, prepayment rates tend to increase, which in turn tends to reduce prices of “interest-only” securities and increase prices of “principal-only” securities. Rising interest rates can have the opposite effect.
18. Financing Corporation Securities. (“FICOs”) are debt obligations issued by the Financing Corporation. The Financing Corporation was originally created to recapitalize the Federal Savings and Loan Insurance Corporation (“FSLIC”) and now functions as a financing vehicle for the FSLIC Resolution Fund, which received substantially all of FSLIC’s assets and liabilities.
19. U.S. Government Securities. U.S. Government securities are securities issued by or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the U.S. Government as a whole or only by the issuing agency or instrumentality. For example, securities issued by the Financing Corporation are supported only by the credit of the Financing Corporation, and not by the U.S. Government. Securities issued by the Federal Home Loan Banks and the Federal National Mortgage Association (“FNMA”) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality U.S. Government securities. Each portfolio, and its share price and yield, are not guaranteed by the U.S. Government.

20. Zero Coupon Bonds. Zero coupon bonds are created three ways:
1) U.S. TREASURY STRIPS (Separate Trading of Registered Interest and Principal of Securities) are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (“REFCORP”) and the Financial Corporation (“FICO”) also can be stripped in this fashion.
2) STRIPS are created when a dealer deposits a Treasury Security or a federal agency security with a custodian for safe keeping and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRS”), and generic Treasury Receipts (“TRs”), are stripped U.S. Treasury securities separated into their component parts through custodial arrangements established by their broker sponsors. FICO bonds have been stripped in this fashion. The portfolios have been advised that the staff of the Division of Investment Management of the SEC does not consider such privately stripped obligations to be U.S. Government securities, as defined by the 1940 Act. Therefore, the portfolios will not treat such obligations as U.S. Government securities for purposes of the 65% portfolio composition ratio.
3) ZERO COUPON BONDS can be issued directly by federal agencies and instrumentalities, or by corporations. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond.
Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividends, the Fund takes into account as income a portion of the difference between zero coupon bond’s purchase price and its face value.
21. Bond Warrants. A warrant is a type of security that entitles the holder to buy a proportionate amount of a bond at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. Warrants generally trade in the open market and may be sold rather than exercised.
22. Obligations of Supranational Entities. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.
23. Equipment Lease and Trust Certificates. A portfolio may invest in equipment lease and trust certificates, which are debt securities that are secured by direct or indirect interest in specified equipment or equipment leases (including, but not limited to, railroad rolling stock, planes, trucking or shipping fleets, or other personal property).
24. Trade Claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.
*	Short-term Securities. Certificates of deposit, commercial paper or bankers’ acceptances, and will be entered only with primary dealers. While a portfolio may invest in repurchase agreements for periods up to 30 days, it is expected that typically such periods will be for a week or less. The staff of the SEC has taken the position that repurchase agreements of greater than seven days together with other illiquid investments should be limited to an amount not in excess of 15% of a portfolio’s net assets.

Although repurchase transactions usually do not impose market risks on the purchaser, a portfolio would be subject to the risk of loss if the seller fails to repurchase the securities for any reason and the value of the securities is less than the agreed upon repurchase price. In addition, if the seller defaults, a portfolio may incur disposition costs in connection with liquidating the securities. Moreover, if the seller is insolvent and bankruptcy proceedings are commenced, under current law, a portfolio could be ordered by a court not to liquidate the securities for an indeterminate period of time and the amount realized by a portfolio upon liquidation of the securities may be limited.

APPENDIX B
BRIEF EXPLANATION OF RATING CATEGORIES

	Bond Rating	Explanation
STANDARD & POOR’S CORPORATION	AAA	Highest rating; extremely strong capacity to pay principal and interest.

	AA	High quality; very strong capacity to pay principal and interest. Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

	BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

	BB, B, and CC, C	Predominantly speculative with respect to the issuer’s capacity to meet required interest and principal payments, BB — lowest degree of speculation, C — the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.

	D	In default.
Plus (+) or Minus (-) — The ratings from “AA” to “BBB” may be modified by the addition of a plus or minus to show relative standing within the major rating categories.
Unrated — Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

	Bond Rating	Explanation
MOODY’S INVESTORS SERVICE, INC.	A	Highest quality, smallest degree of investment risk.

	Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.

	A	Upper-medium grade obligations; many favorable investment attributes.

	Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

	Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

	B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

	Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.

	Ca	Speculative in a high degree; could be in default or have other marked shortcomings.

	C	Lowest rated; extremely poor prospects of ever attaining investment standing.
Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.
Unrated — Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
Should no rating be assigned, the reason may be one of the following: 1. An application for rating was not received or accepted. 2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy. 3. There is lack of essential data pertaining to the issue or issuer. 4. The issue was privately placed, in which case the rating is not published in Moody’s publications.
Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

	Bond Rating	Explanation
FITCH, INC.	AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

	AA	Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

	A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

	BBB	Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

	BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

	B	Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

	CCC, CC, C	High default risk. “CCC” ratings indicate that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

	DDD, DD, D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential; i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Plus (+) or Minus (-) — may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA category, to categories below CCC, or to short-term ratings.
Unrated — Indicates that Fitch does not rate the issuer or issue in question.
Short-Term Credit Ratings — A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Withdrawal may occur if the information available is inadequate for rating purposes, or when an obligation matures, is called, or refinanced.
Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as Evolving.
The above is a brief summary of the ratings used by Moody’s, Standard & Poor’s and Fitch. This information does not purport to be a complete description of the ratings and is based on information from their websites. The ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

APPENDIX C
INVESTMENT ADVISER AND SUB-ADVISERS’ PROXY VOTING POLICIES AND PROCEDURES
AEGON USA Investment Management, LLC
SECURITIES VOTING POLICY GUIDELINES
The following is a concise summary of AUIM’s securities voting policy guidelines.
1. Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
• An auditor has a financial interest in or association with the company, and is therefore not independent,
• Fees for non-audit services are excessive, or
• There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by AUIM’s definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
• It is intended for financing purposes with minimal or no dilution to current shareholders
• It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. AUIM reviews Executive and Director compensation plans (including broad-based option plans) in the context of the transfer of shareholder wealth. This review encompasses not only a comparison of a plan relative to peer companies, but also on an absolute basis, considering the cost of the plan vs. the operating income and overall profitability of the firm in question.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.
Management Proposals Seeking Approval to Reprice Options
Vote AGAINST proposals by management seeking approval to reprice options.
Employee Stock Purchase Plans
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
• Purchase price is at least 85 percent of fair market value
• Offering period is 27 months or less, and
• Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.
Shareholder Proposals on Compensation
Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
10. Social and Environmental Issues
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.
In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.
American Century Investment Management, Inc.
Proxy Voting Guidelines Amended: November 2006. The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by Transamerica American Century Large Company Value VP. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the fund, and for the exclusive purpose of providing benefits to it. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The fund’s board of trustees has approved the Manager’s Proxy Voting Guidelines to govern the Manager’s proxy voting activities.
The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager’s consideration of the vote that would be appropriate for the fund. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:
❖	Election of Directors

❖	Ratification of Selection of Auditors

❖	Equity-Based Compensation Plans

❖	Anti-Takeover Proposals
➢	Cumulative Voting

➢	Staggered Boards

➢	“Blank Check” Preferred Stock

➢	Elimination of Preemptive Rights

➢	Non-targeted Share Repurchase

➢	Increase in Authorized Common Stock

➢	“Supermajority” Voting Provisions or Super Voting Share Classes

➢	“Fair Price” Amendments

➢	Limiting the Right to Call Special Shareholder Meetings

➢	Poison Pills or Shareholder Rights Plans

➢	Golden Parachutes

➢	Reincorporation

➢	Confidential Voting

➢	Opting In or Out of State Takeover Laws
❖	Shareholder Proposals Involving Social, Moral or Ethical Matters

❖	Anti-Greenmail Proposals

❖	Changes to Indemnification Provisions

❖	Non-Stock Incentive Plans

❖	Director Tenure

❖	Directors’ Stock Options Plans

❖	Director Share Ownership
Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the fund. To ensure that such a conflict of interest does not affect proxy votes cast for the fund, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the fund.
A copy of the Manager’s current Proxy Voting Guidelines are available at www.americancentury.com.
BlackRock Investment Management, LLC
Proxy Voting Policies and Procedures
For BlackRock Advisors, LLC and Its Affiliated SEC Registered Investment Advisers
Effective June, 2008

These Proxy Voting Policies and Procedures (the “Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

[1]	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

[2]	In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,1 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).2 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.3 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.
Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.4 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.
I. SCOPE OF COMMITTEE RESPONSIBILITIES
The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.5
The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.
The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues — such as approval of mergers and other significant corporate transactions — require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).6

[1]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[2]	DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2

[3]	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

[4]	Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

[5]	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

[6]	The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.
The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.1 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.
The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.
To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Risk Metrics Group, Inc. in that role. Risk Metrics Group, Inc. is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.
II. SPECIAL CIRCUMSTANCES
A. Routine Consents
BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.
B. Securities on Loan
Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.
C. Voting Proxies for Non-US Companies
While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential

[1]	The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.
As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.
D. Securities Sold After Record Date
With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.
E. Conflicts of Interest
From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).1 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures shall apply:
1.	The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. If, however, the matter to be voted on represents a non-routine matter that is material to a BlackRock Affiliate or a BlackRock Client and the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

2.	if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Portfolio Management Group and/or the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.
III. VOTING GUIDELINES
The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.
A. Boards of Directors
These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

[1]	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

The Committee’s general policy is to vote:
#	VOTE and DESCRIPTION
A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who
▪	have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

▪	voted to implement or renew a “dead-hand” poison pill

▪	ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

▪	failed to act on takeover offers where the majority of the shareholders have tendered their shares

▪	are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

▪	on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

▪	sit on more than six boards of public companies
A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

A.23	FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure

A.24	FOR precatory and binding resolutions requesting that the board change the company’s by-laws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats

A.25	AGAINST shareholder proposals requiring two candidates per board seat

A.26	AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care

A.27	AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

A.28	AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”), but that previously the company was not required to indemnify

A.29	FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
• If the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company; and
• If only the director’s legal expenses would be covered
A.30	AGAINST proposals that provide that directors may be removed only for cause

A.31	FOR proposals to restore shareholders’ ability to remove directors with or without cause

A.32	AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies

A.33	FOR proposals that permit shareholders to elect directors to fill board vacancies, provided that it is understood that investment company directors may fill Board vacancies as permitted by the Investment Company Act of 1940, as amended
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:
B.1	FOR approval of independent auditors, except for
▪	auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

▪	auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

▪	on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company
B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.
The Committee’s general policy is to vote:
C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

C.13	FOR shareholder proposals — based on a case-by-case analysis — that request the Board to establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives

C.14	AGAINST executive compensation plans in which there is a no connection between the CEO’s pay and company performance (e.g., the plan calls for an increase in pay and when there has been a decrease in company performance

C.15	WITHHOLD votes from the Compensation Committee members when company compensation plan has no connection between executive pay and company performance

C.16	FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table

C.17	FOR shareholder proposals seeking disclosure regarding the company, Board, or Board committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid

C.18	AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation

C.19	FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts

C.20	FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans

C.21	FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the SERP’s definition of covered compensation used to establish such benefits

C.22	AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options without prior shareholder approval;

•	There is a disconnect between CEO pay and the company’s performance; and/or

•	The plan is a vehicle for poor compensation practices
C.23	FOR equity plans for non-employee director on a case-by-case basis based on the structure of the plan

C.24	AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so

C.25	FOR shareholder proposals to put option repricings to a shareholder vote
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
The Committee’s general policy is to vote:
D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date)

D.7	AGAINST proposals to create a new class of common stock with superior voting rights

D.8	AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights

D.9	FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders; and

•	It is not designed to preserve the voting power of an insider or significant shareholder
D.10	AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock)

D.11	FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

D.12	FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced

D.13	FOR management proposals to implement a reverse stock split to avoid delisting

D.14	FOR management proposals to increase the common share authorization for a stock split or share dividend

D.15	FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of the client.
The Committee’s general policy is to vote:
E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name

E.5	AGAINST proposals to require a supermajority shareholder vote

E.6	FOR proposals to lower supermajority vote requirements

E.7	AGAINST proposals giving the board exclusive authority to amend the bylaws

E.8	FOR proposals giving the board the ability to amend the bylaws in addition to shareholders

E.9	CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including:
-	The reasons for reincorporating

-	A comparison of the governance provisions

-	Comparative economic benefits, and

-	A comparison of the jurisdiction laws
E.10	FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes

E.11	FOR proposals to restore, or provide shareholders with rights of appraisal
F. Corporate Meetings
     These are routine proposals relating to various requests regarding the formalities of corporate meetings.
The Committee’s general policy is to vote:
F.1	AGAINST proposals that seek authority to act on “any other business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial statements and statutory reports

F.4	FOR proposals approving the discharge of management and the supervisory board

F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet

F.11	AGAINST proposals to require rotating sites for shareholder meetings

F.12	AGAINST proposals that are substantially duplicative (i.e., shareholder proposals that are unnecessary because a management proposal serves the same purpose)
G. Investment Companies
     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective that the Investment Company Act of 1940 envisions will be approved directly by shareholders.
The Committee’s general policy is to vote:
G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who

▪	have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

▪	ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

▪	are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

▪	on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6	FOR classified boards of closed-end investment companies

G.6	AGAINST removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

H. Environmental and Social Issues
     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.
The Committee’s general policy is to vote:
H.1	AGAINST proposals seeking to have companies adopt international codes of conduct

H.2	AGAINST proposals seeking to have companies provide non-required analyses, information statements or reports in the following areas unless there are compelling investment reasons to request such reports:
-	environmental liabilities;

-	bank lending policies;

-	corporate political contributions or activities;

-	alcohol and tobacco advertising and efforts to discourage use of such products by minors or other groups;

-	costs and risk of doing business in any individual country or the standards of operations in such country;

-	involvement in nuclear defense systems or other military products;

-	animal welfare standards;

-	pricing policies;

-	the use of certain commodities, genetically modified materials or chemicals;

-	sustainability and other perceived political, environmental or social issues that do not directly relate to the economic operations of the company;

-	charitable contributions made by the company
H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4	AGAINST proposals seeking implementation of the CERES principles

H.5	FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:
-	The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

-	The company’s level of disclosure is comparable to or better than information provided by industry peers; and

-	There are no significant fines, penalties, or litigation associated with the company’s environmental performance
H.6	AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions

H.7	FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
-	The company does not maintain operations in Kyoto signatory markets;

-	The company already evaluates and substantially discloses such information;

-	Greenhouse gas emissions do not significantly impact the company’s core businesses; or

-	The company is not required to comply with the Kyoto Protocol Standards
H.8	AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use

H.9	AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders

H.10	AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage

H.11	AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company

H.12	AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

H.13	AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies

H.14	AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administrative burden on the company

H.15	FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company

H.16	AGAINST proposals to exclude references to sexual orientation, interests, or activities from a company’s EEO statement

H.17	AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company

H.18	AGAINST proposals to take specific actions or adopt policies that require the company to support legislation to:
-	label or identify products in a certain manner;

-	study or evaluate the use of certain company products;

-	increase animal welfare standards to above those required by law; or

-	engage in political, environmental or social activities that do not directly relate to the economic operations of the company
H.19	CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance, considering:
-	The feasibility of financially quantifying environmental risk factors;

-	The company’s compliance with applicable legislation and/or regulations regarding environmental performance;

-	The costs associated with implementing improved standards;

-	The potential costs associated with remediation resulting from poor environmental performance; and

-	The current level of disclosure on environmental policies and Initiatives
H.20	FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public

H.21	CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
-	Risks associated with certain international markets;

-	The utility of such a report to shareholders; and — The existence of a publicly available code of corporate conduct that applies to international operations
H.22	CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
-	The nature and amount of company business in that country;

-	The company’s workplace code of conduct;

-	Proprietary and confidential information involved;

-	Company compliance with U.S. regulations on investing in the country; and/or

-	Level of peer company involvement in the country
H.23	CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

-	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

-	Agreements with foreign suppliers to meet certain workplace standards;

-	Whether company and vendor facilities are monitored and how;

-	Company participation in fair labor organizations;

-	Type of business;

-	Proportion of business conducted overseas;

-	Countries of operation with known human rights abuses;

-	Whether the company has been recently involved in significant labor and human rights controversies or violations;

-	Peer company standards and practices; and

-	Union presence in company’s international factories
IV. NOTICE TO CLIENTS
BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.1 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.
BlackRock encourages clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.
These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.
Capital Guardian Trust Company
PROXY VOTING POLICY AND PROCEDURES
Policy
Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.
Fiduciary Responsibility and Long-term Shareholder Value
CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.
CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

[1]	Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York,
New York 10022.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.
Special Review
From time to time CGTC may vote (a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, (b) on shareholder proposals submitted by clients, or (c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.
Procedures
Proxy Review Process
Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.
The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.
All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.
CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.
CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.
Proxy Voting Guidelines
CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.
CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.
• Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
• Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

• Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
• Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.
Special Review Procedures
If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.
Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.
Any other proxy will be referred to the SRC if facts or circumstances warrant further review.
In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.
CGTC’s Proxy Voting Record
Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.
Annual Assessment
CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.
Effective Date
This policy is effective as of November 21, 2007.

ClearBridge Advisors
ClearBridge Advisors
Proxy Voting Policies and Procedures
AMENDED AND RESTATED AS OF June 26, 2007
I.	TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

II.	GENERAL GUIDELINES

III.	HOW CLEARBRIDGE VOTES

IV.	CONFLICTS OF INTEREST

V.	VOTING POLICY

(1)	Election of directors

(2)	Proxy contests

(3)	Auditors

(4)	Proxy contest defenses

(5)	Tender offer defenses

(6)	Miscellaneous governance provisions

(7)	Capital structure

(8)	Executive and director compensation

(9)	State of incorporation

(10)	Mergers and corporate restructuring

(11)	Social and environmental issues

(12)	Miscellaneous

VI.	OTHER CONSIDERATIONS

(1)	Share Blocking

(2)	Securities on Loan

VII.	DISCLOSURE OF PROXY VOTING

VIII.	RECORDKEEPING AND OVERSIGHT
CLEARBRIDGE ADVISORS’1
Proxy Voting Policies and Procedures
I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES
ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.
II. GENERAL GUIDELINES
In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.
III. HOW CLEARBRIDGE VOTES
Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance

[1]	These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, “ClearBridge”)

with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.
For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine; e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.
ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.
IV. CONFLICTS OF INTEREST
In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.
(1) Procedures for Identifying Conflicts of Interest
ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:
A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.
B. ClearBridge’s finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV.(1)A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.
C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section IV.(1)A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.
D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV.(1)A. and C. and by ClearBridge Financial Control pursuant to Section IV.(1)B. ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV.(2)Because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.
(2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest
A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.
B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.
C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.
D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.
E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
i. disclosing the conflict to clients and obtaining their consent before voting;
ii. suggesting to clients that they engage another party to vote the proxy on their behalf;
iii. in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*
A written record of the method used to resolve a material conflict of interest shall be maintained.
(3) Third Party Proxy Voting Firm — Conflicts of Interests
With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.
V. VOTING POLICY
These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

(1)  Election of Directors
Voting on Director Nominees in Uncontested Elections.
1.	We withhold our vote from a director nominee who:
(a) attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);
(b) were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;
(c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;
(d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent;
(e) is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.
2.	We vote for all other director nominees.
Chairman and CEO is the Same Person.
1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:
•	Designation of a lead director,

•	Majority of independent directors (supermajority),

•	All independent key committees,

•	Size of the company (based on market capitalization),

•	Established governance guidelines, and

•	Company performance
Majority of Independent Directors
1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year, whether the director has any transactional relationship with the company, whether the director is a significant customer or supplier of the company, whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates, and whether there are interlocking directorships.
2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.
Stock Ownership Requirements
1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office
1. We vote against shareholder proposals to limit the tenure of independent directors.
Director and Officer Indemnification and Liability Protection
1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.
2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.
3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

Director Qualifications
1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
2. We vote against shareholder proposals requiring two candidates per board seat.
(2) Proxy Contests
A. Voting for Director Nominees in Contested Elections
1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).
B. Reimburse Proxy Solicitation Expenses
1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses, cost of solicitation, percentage that will be paid to proxy solicitation firms.
(3) Auditors
A. Ratifying Auditors
1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.
B. Financial Statements and Director and Auditor Reports
1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.
C. Remuneration of Auditors
1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.
D. Indemnification of Auditors
1. We vote against proposals to indemnify auditors.
(4) Proxy Contest Defenses
A. Board Structure: Staggered vs. Annual Elections
1. We vote against proposals to classify the board.
2. We vote for proposals to repeal classified boards and to elect all directors annually.
B. Shareholder Ability to Remove Directors
1. We vote against proposals that provide that directors may be removed only for cause.
2. We vote for proposals to restore shareholder ability to remove directors with or without cause.
3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.
C. Cumulative Voting
1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.
2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.
3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

D. Majority Voting
1. We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.
E. Shareholder Ability to Call Special Meetings
1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.
2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.
F. Shareholder Ability to Act by Written Consent
1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
2. We vote for proposals to allow or make easier shareholder action by written consent.
G. Shareholder Ability to Alter the Size of the Board
1. We vote for proposals that seek to fix the size of the board.
2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.
H. Advance Notice Proposals
1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
I. Amendment of By-Laws
1. We vote against proposals giving the board exclusive authority to amend the by-laws.
2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.
J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).
We review on a case-by-case basis all proposals seeking amendments to the articles of association.
We vote for article amendments if:

•	shareholder rights are protected,

•	there is negligible or positive impact on shareholder value,

•	management provides adequate reasons for the amendments, and

•	the company is required to do so by law (if applicable).

(5) Tender Offer Defenses
A. Poison Pills
1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
2. We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company, terms of the poison pill.
3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years, shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.
B. Fair Price Provisions
1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.
2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.
C. Greenmail
1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
D. Unequal Voting Rights
1. We vote against dual class exchange offers.
2. We vote against dual class re-capitalization.

E. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws
1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
F. Supermajority Shareholder Vote Requirement to Approve Mergers
1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.
2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.
G. White Squire Placements
1. We vote for shareholder proposals to require approval of blank check preferred stock issues.
(6) Miscellaneous Governance Provisions
A. Confidential Voting
1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.
2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.
B. Equal Access
1. We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
C. Bundled Proposals
1. We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.
D. Shareholder Advisory Committees
1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.
E. Other Business
We vote for proposals that seek to bring forth other business matters.
F. Adjourn Meeting
We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.
G. Lack of Information
We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.
(7) Capital Structure
A. Common Stock Authorization
1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.
2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:
a) Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.
b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.
3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B. Stock Distributions: Splits and Dividends
1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.
C. Reverse Stock Splits
1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.
D. Blank Check Preferred Stock
1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
2. We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.
E. Adjust Par Value of Common Stock
1. We vote for management proposals to reduce the par value of common stock.
F. Preemptive Rights
1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:
a) Size of the Company.
b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).
c) Percentage of the rights offering (rule of thumb less than 5%).
2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.
G. Debt Restructuring
1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.
H. Share Repurchase Programs
1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
I. Dual-Class Stock
1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:
• it is intended for financing purposes with minimal or no dilution to current shareholders
• it is not designed to preserve the voting power of an insider or significant shareholder
J. Issue Stock for Use with Rights Plan
1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
K. Debt Issuance Requests
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.
We vote for debt issuances for companies when the gearing level is between zero and 100 percent.
We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.
L. Financing Plans
We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8) Executive and Director Compensation
In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.
A. OBRA-Related Compensation Proposals
1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features
a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.
2. Amendments to Added Performance-Based Goals
a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.
3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA
a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.
4. Approval of Cash or Cash-and-Stock Bonus Plans
a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.
B. Expensing of Options
We vote for proposals to expense stock options on financial statements.
C. Index Stock Options
We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.
D. Shareholder Proposals to Limit Executive and Director Pay
1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.
2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.
We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	compensation committee comprised of independent outside directors,

•	maximum award limits, and

•	repricing without shareholder approval prohibited.

E. Golden Parachutes
1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.
2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.
F. Employee Stock Ownership Plans (ESOPs)
1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

G. 401(k) Employee Benefit Plans
1. We vote for proposals to implement a 401(k) savings plan for employees.
H. Stock Compensation Plans
1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.
2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.
I. Directors Retirement Plans
1. We vote against retirement plans for non-employee directors.
2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.
J. Management Proposals to Reprice Options
1. We vote on a case-by-case basis on management proposals seeking approval to reprice options.
Considerations include the following:

•	historic trading patterns

•	rationale for the repricing

•	value-for-value exchange

•	option vesting

•	term of the option

•	exercise price

•	participation

K.	Shareholder Proposals Recording Executive and Director Pay

1.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2.	We vote against shareholder proposals requiring director fees be paid in stock only.

3.	We vote for shareholder proposals to put option repricing to a shareholder vote.

4.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)	State/Country of Incorporation

A.	Voting on State Takeover Statutes

1.	We vote for proposals to opt out of state freeze-out provisions.

2.	We vote for proposals to opt out of state disgorgement provisions.
B. Voting on Re-incorporation Proposals
1. We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc), advantages/benefits for change (i.e. lower taxes), compare the differences in state/country laws governing the corporation.

C.	Control Share Acquisition Provisions

1.	We vote against proposals to amend the charter to include control share acquisition provisions.

2.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3. We vote for proposals to restore voting rights to the control shares.
4. We vote for proposals to opt out of control share cash-out statutes.
(10) Mergers and Corporate Restructuring
A. Mergers and Acquisitions
1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...), offer price (premium or discount), change in the capital structure, impact on shareholder rights.
B. Corporate Restructuring
1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C. Spin-offs
1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
D. Asset Sales
1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.
E. Liquidations
1. We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
F. Appraisal Rights
1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.
G. Changing Corporate Name
1. We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.
H. Conversion of Securities
1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
I. Stakeholder Provisions
1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
(11) Social and Environmental Issues
A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:
1. whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
2. the percentage of sales, assets and earnings affected;
3. the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
4. whether the issues presented should be dealt with through government or company-specific action;
5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;
6. whether the company’s analysis and voting recommendation to shareholders is persuasive;
7. what other companies have done in response to the issue;
8. whether the proposal itself is well framed and reasonable;
9. whether implementation of the proposal would achieve the objectives sought in the proposal; and
10. whether the subject of the proposal is best left to the discretion of the board.
B. Among the social and environmental issues to which we apply this analysis are the following:
1. energy and Environment,
2. equal Employment Opportunity and Discrimination,
3. product Integrity and Marketing,
4. human Resources Issues
(12) Miscellaneous
A. Charitable Contributions
1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.
B. Operational Items
1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).
4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
6. We vote against proposals to approve other business when it appears as voting item.
C. Routine Agenda Items
In some markets, shareholders are routinely asked to approve:
•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting
We generally vote for these and similar routine management proposals.
D. Allocation of Income and Dividends
We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.
E. Stock (Scrip) Dividend Alternatives
1. We vote for most stock (scrip) dividend proposals.
2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
(13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V.(1) through (12).
The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.
VI. OTHER CONSIDERATIONS
In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:
(1) Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.
(2) Securities on Loan
Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING
ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.
If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.
VIII. RECORD KEEPING AND OVERSIGHT
ClearBridge shall maintain the following records relating to proxy voting:
- a copy of these policies and procedures;
- a copy of each proxy form (as voted);
- a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
- documentation relating to the identification and resolution of conflicts of interest;
- any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
- a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.
To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Appendix A
Memorandum

To:	All ClearBridge Employees

From:	Legal and Compliance

Date:

Re:	Updated ClearBridge Proxy Voting Policies and Procedures
          Conflicts of Interest with respect to Proxy Voting
ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge’s Proxy Voting Policies and Procedures that have been updated, effective as of (Date). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.
     The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge’s stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.
     While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships1 which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge’s proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.
     A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge’s business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of “special circumstances” would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge’s vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge’s proxy vote2. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

[1,2]	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

     As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.
     The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

[3]	Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

Appendix B
Proxy Committee Members
Investment Management Representatives
Michael Magee
Eric Thomson, Secretary
Peter Vanderlee, Chairman
Legal Representatives
Leonard Larrabee
Michael Scanlon
Compliance Representatives
Barbara Manning
Brian Murphy
Operations
Denise Corsetti
Tammie Kim
At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.
Columbia Management Advisors, LLC
Proxy Voting Policy
Applicable Regulations
Rule 206(4)-6 under the Investment Advisers Act of 1940
Form N-PX
ERISA Department of Labor Bulletin 94-2
Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)
Explanation/Summary of Regulatory Requirements
An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.
Policy Summary
Columbia Management Advisors, LLC (“CMA”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, as well as to Compliance Risk Management (“CRM”) and Legal. CRM and Business groups to whom this policy applies must adopt written procedures to implement this Policy.
Policy
All proxies regarding client securities for which CMA has authority to vote will, unless CMA determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by CMA to be in the best interest of CMA’s clients without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA will vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly. Information regarding CMA’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within CMA and with CMA affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by CMA. However, CMA will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.
CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.
CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Section III, Conflicts of Interest). CMA’s proxy voting policy and practices are summarized in its Form ADV. Additionally, CMA will provide clients with a copy of its policies, as they may be updated from time to time, upon request.
Means of Achieving Compliance
I. PROXY COMMITTEE
CMA has established a Proxy Committee whose standing members include senior investment management personnel, who participate as voting authorities on the Committee. Additionally, the Proxy Committee regularly involves other associates (i.e., Legal representative, CRM representatives, GWIM Investment Operations representatives, etc.) who participate as needed to enable effective execution of the Committee’s responsibilities.
The Proxy Committee has established a charter, which sets forth the Committee’s purpose, membership and operation. The Proxy Committee’s functions include, in part,
(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;
(b) review at least annually of this Proxy Voting Policy and Voting Guidelines to ensure consistency with internal policies, client disclosures and regulatory requirements;
(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals;
(d) ensure that appropriate disclosure of CMA’s Proxy Voting Policy is made to its clients, is disclosed in CMA’s Form ADV and is made to the Funds’ shareholders; and
(e) oversight of any circumstances where, as described in Section III, CMA may determine it is necessary to delegate proxy voting to an independent third party.
II. CMA’S INVESTMENT ASSOCIATES
Under CMA’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant CMA research analyst after first confirming with CRM that the proxy matter does not present a conflict to CMA. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.
In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding CMA’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of CMA and within CMA except on a need to know basis only.
Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.
Research analysts and portfolio managers should seek advice from CRM or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.
III. CONFLICTS OF INTEREST
For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by CMA, a CMA affiliate1, or a CMA associate that creates an incentive (or appearance thereof) to favor the interests of CMA, the affiliate, or associate, rather than the clients’ interests. However, a material conflict of interest is not automatically created when there is a relationship or activity engaged in by a CMA affiliate, but there is a possibility that a CMA affiliate could cause a conflict. CMA may have a conflict of interest if either CMA has a significant business relationship with a company that is soliciting a proxy, or if a CMA associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence CMA’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, CMA will seek to resolve said conflict in the clients’ best interests.
For those proxy proposals that: (1) are not addressed by CMA’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a CMA investment associate believes that an exception to the guidelines may be in the best economic interest of CMA’s clients (collectively, “Proxy Referrals”), CMA may vote the proxy, subject to the conflicts of interest procedures set forth below.
In the case of Proxy Referrals, CRM will collect and review any information deemed reasonably appropriate to evaluate if CMA or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. CMA investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to Columbia Management’s Conflicts of Interest Officer in writing (see Appendix B). CRM will consider information about CMA’s significant business relationships, as well as other relevant information. The information considered by CRM may include information regarding: (1) CMA client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the CMA investment division regarding the proxy matter. CRM will consult with relevant experts, including legal counsel, as necessary.
If CRM determines that it reasonably believes (1) CMA has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, CRM will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, CMA’s policy is to invoke one or more of the following conflict management procedures:
•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be CMA’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include CMA’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to CMA’s clients so that they may vote the proxies directly.
Affiliate Investment Companies and Public Companies
CMA considers (1) proxies solicited by open-end and closed-end investment companies for which CMA or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for CMA. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of CMA-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA’s duty, in the proxy voting process, to act in the best economic interest of its clients.

Management of Conflicts of Interest — Additional Procedures
Additionally, by assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes to disclose in writing to the Columbia Management Conflicts of Interest Officer (within CRM) any actual or apparent personal material conflicts of interest which he or she may have (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how CMA will vote proxies. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter. CMA’s investment associates also follow the same disclosure requirements for any actual or apparent personal material conflicts of interest as stated in this section.
In certain circumstances, CMA follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. CMA has undertaken a review of the proxy vendor’s conflicts of interest procedures, and will continue to monitor them on an ongoing basis.
CMA and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.
Ownership Limits — Delegation of Proxy Voting to an Independent Third Party
From time to time, CMA may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that CMA can hold for clients (collectively, “Ownership Limits”). The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, CMA may delegate proxy voting in certain issuers to a qualified, independent third party, who may be CMA’s proxy voting agent.
IV. PROXY VOTING GUIDELINES
A. CMA’s Proxy Voting Guidelines — General Practices.
The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. CMA uses an independent, third-party proxy vendor to implement its proxy voting process as CMA’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to CMA’s Voting Guidelines.
B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.
A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption using the Proxy Vote Recommendation / Proxy Committee Request Form (see Appendix C of this policy). The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.
C. Other Proxy Matters
For the following categories, proxies will be voted as stated below:
1. New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the Proxy Committee may develop a Voting Guideline which will be incorporated into this Policy.
2. Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.
3. Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.
4. Proxies of International Issuers. In general, CMA will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that CMA determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the Proxy

Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.
5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section V.A will be voted on the specific instruction of the Proxy Committee.
6. Proxy Referrals for Passive Index Accounts. Proxy Referrals for a security that is held only within a passive index account managed by CMA’s Quantitative Strategies Group and not in any other account within CMA, shall be voted according to the guidelines developed by the proxy vendor or as specified by the client. However, if a security is held within a passive index account managed by CMA’s Quantitative Strategies Group and within another CMA-managed account (including without limitation an account actively managed by CMA’s Quantitative Strategies Group), all proposals, including Proxy Referrals, will be voted in accordance with the Voting Guidelines, subject to the other provisions of this Policy.
7. Proxy Voting for Securities on Loan. CMA generally votes in cases where shares have been loaned from actively managed Columbia Funds as long as the shares have been recalled in a timely manner. However, CMA generally does not vote shares that have been loaned from passively managed Columbia Index Funds. Other CMA clients may have their own stock loan programs and may or may not recall their shares for proxy voting.
V. VOTING PROCEDURES
The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with CMA’s Voting Guidelines; and (2) review of the fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. For additional information regarding the proxy voting process, please refer to the GWIM Investment Operations Desktop Procedures.
Supervision
Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.
Escalation
With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the Proxy Committee. Issues involving potential or actual conflicts of interest should be promptly communicated to the Columbia Management Conflicts of Interest Officer.
Monitoring/Oversight
The Compliance Assessment Team within CRM and/or the Corporate Internal Audit Group perform periodic reviews and assessments of various lines of businesses, including a review of Columbia Management’s compliance with the Proxy Voting Policy.
Recordkeeping
CMA will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. CMA will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which CMA was entitled to vote:
•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.
These records include:

Document	Responsible Party
Proxy Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by CMA that was material to making a voting decision or that memorializes the basis for the voting decision)
Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	Compliance Risk Management

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations
Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of CM for the first three years.
APPENDIX A — CMA’s Proxy Voting Policy
CMA’S VOTING GUIDELINES
A. The Proxy Committee has adopted the following guidelines for voting proxies:
1. Matters Relating to the Board of Directors/Corporate Governance
CMA generally will vote FOR:
•	Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, CMA generally will WITHHOLD votes from pertinent director nominees if:
(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as CMA’s proxy voting agent may determine (subject to the Proxy Committee’s contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.
On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•	Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.
CMA generally will vote FOR:
•	Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:
o	Established governance standards and guidelines.

o	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

o	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

o	A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

o	Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

o	The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.
•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.
CMA will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
CMA generally will vote AGAINST:
•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.
CMA will vote on a CASE-BY-CASE basis in contested elections of directors.
CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:
•	Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

•	Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	CMA will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	CMA will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.
2. Compensation
CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA’s clients. CMA requires that management provide substantial justification for the repricing of options.
CMA generally will vote FOR:
•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•	Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 33% of the compensation costs comes from non audit activity.
CMA generally will vote AGAINST:
•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•	Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, CMA will recommend on such proposals on a CASE-BY-CASE basis
CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.
3. Capitalization
CMA generally will vote FOR:
•	Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.
CMA will evaluate on a CASE-BY-CASE basis proposals regarding:
•	Management proposals that allow listed companies to de-list and terminate the registration of their common stock. CMA will determine whether the transaction enhances shareholder value by giving consideration to:
o	Whether the company has attained benefits from being publicly traded.

o	Cash-out value

o	Balanced interests of continuing vs. cashed-out shareholders

o	Market reaction to public announcement of transaction
4. Mergers, Restructurings and Other Transactions
CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.
5. Anti-Takeover Measures
CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:
Poison Pills
•	CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

•	CMA generally votes FOR shareholder proposals to eliminate a poison pill.

•	CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail
•	CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.
Supermajority vote
•	CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.
Control Share Acquisition Provisions
•	CMA will vote FOR proposals to opt out of control share acquisition statutes.
6. Other Business Matters
CMA generally will vote FOR:
•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.
•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.
CMA generally will vote FOR:
•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.
•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:
o	Credible reason exists to question:
▪	The auditor’s independence, as determined by applicable regulatory requirements.

▪	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.
o	Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.
•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).
•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.
CMA generally will vote AGAINST:
•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.
•	Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.
•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.
CMA will vote AGAINST:
•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.
CMA will vote on a CASE-BY-CASE basis:
•	Proposals to change the location of the company’s state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.
•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.
CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:
•	FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and
•	FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues
CMA generally will vote FOR:
•	Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.
•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.
•	Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.
•	Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.
•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.
CMA will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case CMA will evaluate the proposal on a CASE-BY-CASE basis.
CMA will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:
•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of CMA’ categorization rules and the Dutch Corporate Governance Code.
•	No call/put option agreement exists between the company and the foundation.
•	There is a qualifying offer clause or there are annual management and supervisory board elections.
•	The issuance authority is for a maximum of 18 months.
•	The board of the company-friendly foundation is independent.
•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.
•	There are no priority shares or other egregious protective or entrenchment tools.
•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.
•	Art 2:359c Civil Code of the legislative proposal has been implemented.
8. Investment Company Matters
Election of Directors:
CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:
•	Board structure
•	Attendance at board and committee meetings.
CMA will WITHHOLD votes from directors who:
•	Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

•	Are interested directors and sit on the audit or nominating committee; or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.
Proxy Contests:
CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:
•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)
•	Past shareholder activism, board activity and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees
•	Governance profile of the company
•	Evidence of management entrenchment
Converting Closed-end Fund to Open-end Fund:
CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity, and votes on related proposals.
Investment Advisory Agreements:
CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:
•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance as compared with peers
•	Resulting fees relative to peers
•	Assignments (where the adviser undergoes a change of control)
Approving New Classes or Series of Shares:
CMA will vote FOR the establishment of new classes or series of shares.
Preferred Stock Proposals:
CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:
•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakover purposes
Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):
CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:
•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk
CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.
Changing a Fundamental Restriction to a Non-fundamental Restriction:
CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	Fund’s target investments
•	Reasons given by the fund for the change
•	Projected impact of the change on the portfolio
Change Fundamental Investment Objective to Non-fundamental:
CMA will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:
CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:
•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition
Change in Fund’s Subclassification:
CMA will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:
•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry
Disposition of Assets/Termination/Liquidation:
CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:
•	Strategies employed to salvage the company
•	Past performance of the fund
•	Terms of the liquidation
Changes to the Charter Document:
CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:
•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation; net effect on shareholder rights
•	Regulatory standards and implications
CMA will vote FOR:
•	Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)
•	Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval
CMA will vote AGAINST:
•	Proposals enabling the Board to:
o	Change, without shareholder approval the domicile of the fund

o	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document
Changing the Domicile of a Fund:
CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:
•	Regulations of both states
•	Required fundamental policies of both states
•	The increased flexibility available
Authorizing the Board to Hire and Terminate Sub-advisors Without Shareholder Approval:
CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:
CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement
Master-Feeder Structure:
CMA will vote FOR the establishment of a master-feeder structure.
Mergers:
CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights
Shareholder Proposals to Establish Director Ownership Requirement:
CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.
Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:
CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.
Shareholder Proposals to Terminate the Investment Adviser:
CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:
•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations
•	The performance of other funds under the adviser’s management

APPENDIX B
Conflicts of Interest Disclosure and Certification Form
Conflict Review Questionnaire for Proxy Voting Working Group Members and Other Individuals Participating in the Proxy Voting Decision-Making Process.
Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to Columbia Management Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of Columbia Management’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

Name:

Signed:

Date:

[1]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

[2]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

APPENDIX C
CMA Proxy Vote Recommendation/Proxy Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed
By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to Compliance Risk Management (Conflicts Officer).

Send Completed Forms to:
GWIM Investment Operations — Proxy Department
             or
In the case of Proxy Votes to be referred to the Proxy Committee, submit this form and materials to the Chair of the Proxy Committee
Version as of March 19, 2008

Federated Equity Management Company of Pennsylvania
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.
The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).
On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted, and for proposals to: reduce the amount of shares authorized for issuance, authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.
On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution, against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms, and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.
The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.
In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Institutional Shareholder Services (“ISS”) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee (and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.
If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.
If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.
Foxhall Capital Management, Inc.
Policy
Foxhall Capital Management, Inc. (“Foxhall”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.
Responsibility
The Chief Compliance Officer (CCO) has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.
Procedure
Foxhall has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures
• Foxhall has no responsibility to vote or give any advice about the voting of securities in client portfolios unless the client has delegated proxy voting rights to Foxhall in writing using a broker-dealer proxy waiver form, an example of which is included at the end of this section. For any pension plan or employee benefit plan governed by ERISA, the right and responsibility to vote proxies has been expressly reserved to the plan trustees or other plan fiduciary.
• In the event that a client may request assistance about the voting of any proxies, Foxhall may provide assistance to a client, but the client always has the responsibility to make the voting decision and vote any proxies that the client is responsible for.
• All employees will forward any proxy materials received on behalf of clients to the client’s portfolio manager or to the portfolio manager’s designated representative;
• The portfolio manager or the portfolio manager’s designated representative will determine which client accounts hold the security to which the proxy relates;
• Absent material conflicts, the portfolio manager or the portfolio manager’s designated representative will determine how Foxhall should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner. A copies of Foxhall’s SEC-required Proxy Statement and the firm’s Proxy Voting Policies and Procedures are included at the end of this section
Disclosure
• Foxhall will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Foxhall voted a client’s proxies, and that clients may request a copy of these policies and procedures.
• The CCO will also send a copy of this summary to all existing clients who have previously received Foxhall’s Disclosure Document; or the CCO may send each client the amended Disclosure Document. Either mailing shall highlight the inclusion of information regarding proxy voting.
Client Requests for Information
• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the client’s portfolio manager or to the portfolio manager’s designated representative.
• In response to any request the client’s portfolio manager or to the portfolio manager’s designated representative will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Foxhall voted the client’s proxy with respect to each proposal about which client inquired.
Voting Guidelines
• In the absence of specific voting guidelines from the client, Foxhall will vote proxies in the best interests of each particular client. Foxhall’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Foxhall’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.
• Foxhall will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services.
• Foxhall will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.
• In reviewing proposals, Foxhall will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.
Conflicts of Interest
• Foxhall will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Foxhall with the issuer of each security to determine if Foxhall or any of its employees has any financial, business or personal relationship with the issuer.
• If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
• Foxhall will maintain a record of the voting resolution of any conflict of interest.

Recordkeeping
• The CCO shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.
• These policies and procedures and any amendments;
• Each proxy statement that Foxhall receives;
• A record of each vote that Foxhall casts;
• Any document Foxhall created that was material to making a decision how to vote proxies, or that memorializes that decision including period reports to the General Manager;
• A copy of each written request from a client for information on how Foxhall voted such client’s proxies, and a copy of any written response.
Hanlon Investment Management, Inc.
ACCEPTANCE OF PROXY VOTING AUTHORITY
POLICY
It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf of a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For clients that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.
RESPONSIBILITY
Where the Firm has accepted responsibility to vote proxies on behalf of a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.
PROCEDURES
The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Absent special circumstances, which are further discussed below, all proxies will be voted consistent with the guidelines attached to the Compliance Manual on Exhibit E (“Proxy Voting Guidelines”) and the Firm’s policies and procedures. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At anytime, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.
The Firm’s Proxy Voting Committee will be responsible for monitoring corporate actions, making proxy voting decisions, and ensuring that proxies are submitted in a timely manner. The Proxy Voting Committee may delegate the responsibility to vote client proxies to one or more persons affiliated with the Firm (such person(s) together with the Proxy Voting Committee are here after collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.
It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.
The Responsible Voting Parties will document the rationale for all proxy voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.
ERISA Plans
Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.
The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.
Conflicts of Interest
The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:
•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be accordance with the its Proxy Voting Guidelines.
•	Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, the none of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:
o	Voting the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or
o	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.
Third Party Delegation
The Firm may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Investment Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.
Mutual Funds
In the event that the Firm acts as investment adviser to a closed end and/or open end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund.

Special Circumstances
The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).
In addition, certain accounts over which the Firm has proxy voting discretion may participate in securities lending programs administered by the custodian or a third party. Because title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.
BOOKS AND RECORDS
In its books and records, the Firm will maintain a copy of the following documents:
•	Proxy statement that the Firm receives regarding client’s securities;
•	Votes that the Firm casts on behalf of a client;
•	Any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and
•	Written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.
The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.
Exhibit E: Proxy Voting Guidelines

GENERAL
	POSITION	ISSUE
Capital Structures
C	Increase shares of authorized common stock
C	Reverse stock splits
F	Requiring shareholder approval of “blank check” preferred stock
C	Authorization of preferred stock
F	Reduction of par value of common stock
C	Preemptive rights
C	Debt restructurings
C	Open market share repurchase plans
A	Creation of tracking stock
A	Opt in/out of state take over statute
C	Mergers and acquisitions
C	Corporate restructurings, spin offs or asset sales
C	Liquidations
F	Approval rights
F	Corporate name change

Other Issues
F	Ratification of auditors
F	Requirement for audit or independence
F	Confidential voting
F	Equal access to proxy materials

GENERAL
	POSITION	ISSUE
A	Bundled proxy proposals
C	Shareholder advisory committees
F	Environment impact disclosure
F	Disclosure of military, political, employment practices
C	Blanket political, social, military principles
C	Mutual fund proxies
LEGEND
F — For     A — Against       C — Case-by-Case       T — Take no action
ING Clarion Real Estate Securities
PROXY VOTING POLICIES AND PROCEDURES
As of May 1, 2007
Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities (“Clarion”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.
It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion’s proxy voting agent, Institutional Shareholder Services (“ISS”), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with ISS and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained. ISS retains a copy of each proxy statement that ISS receives on Clarion’s behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on ISS to retain a copy of the votes cast, also available to Clarion upon request.
In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.
The Compliance Officer will maintain files relating to Clarion’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client’s proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.
Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures or to request information on such client’s proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client’s proxy.

Jennison Associates, LLC
Proxy Voting Policy Summary
Jennison Associates LLC (“Jennison”) actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison’s proxy voting policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.
In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.
Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison’s Compliance Department.
J. P. Morgan Investment Management Inc.
The investment adviser entities that comprise JPMorgan Asset Management (“JPMAM”), including J.P. Morgan Investment Management Inc. (“JPMIM”), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity.
JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
The procedures permit an independent voting service, currently Risk Metrics in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to Risk Metrics, which will vote in accordance with its own recommendation.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of the fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, delegates to Risk Metrics for vote recommendations.

Marsico Capital Management, LLC
PROXY VOTING POLICY AND PROCEDURES
          Statement of Policy
1. It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.
•	MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•	In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management or board recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management or board recommendation (or abstain or take no action) based on its analysis if such a vote appears consistent with the best interests of clients.

•	MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive, or if MCM may have a material conflict of interest in voting certain proxies and alternative voting procedures are not desirable.

•	In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, by voting the proxies as recommended by an independent service provider, or by abstaining or taking no action. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•	MCM may use an independent service provider to assist in voting proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•	MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not timely receive essential information such as the proxy proposal itself or modifications to the required voting date. Other ballots may be voted but not counted, or may be counted in an unexpected way, because of factors such as foreign voting requirements or other limitations.
MFS Investment Management
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2009
          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, “MFS”)

have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
          A. Voting Guidelines;
          B. Administrative Procedures;
          C. Monitoring System;
          D. Records Retention; and
          E. Reports.
A. VOTING GUIDELINES
1. General Policy; Potential Conflicts of Interest
          MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.
          In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that — guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise would be dictated by these guidelines.
          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
          From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.
          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
2. MFS’ Policy on Specific Issues
          Election of Directors
          MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

          MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.
          MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case by case basis. Examples of poor pay practices include, but are not limited to, egregious employment contract terms or pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or excessive perks.
          MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.
          Majority Voting and Director Elections
           MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•	Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.
          Classified Boards
          MFS opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year). MFS supports proposals to declassify a board.
          Non-Salary Compensation Programs
          MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.
          MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).
          MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
          Expensing of Stock Options
          MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.
          Executive Compensation
          MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set restrictions on executive compensation. We believe that the election of an issuer’s compensation committee members is the appropriate mechanism to express our view on a company’s compensation practices, as outlined above. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.
          MFS will generally support management proposals on its executive compensation practices during the issuer’s prior fiscal year. However, if MFS identifies excessive executive compensation practices during the issuer’s prior fiscal year, then MFS will vote against such proposals.
          MFS generally votes with management on shareholder proposals to include an annual advisory shareholder vote on the company’s executive compensation practices in the issuer’s proxy statement (“Say on Pay”). However, if MFS identifies excessive executive compensation practices at the issuer during the prior fiscal year, then MFS will support such Say on Pay shareholder proposals at those issuers. MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a clearly satisfactory policy on the matter, or (ii) expressly prohibit any future backdating of stock options.
          Employee Stock Purchase Plans
          MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
          “Golden Parachutes”
          From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
          Anti-Takeover Measures
          In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
          MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

          Reincorporation and Reorganization Proposals
          When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
          Issuance of Stock
          There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.
          Repurchase Programs
          MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
          Confidential Voting
          MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.
          Cumulative Voting
          MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.
          Written Consent and Special Meetings
          Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.
          Independent Auditors
          MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
          Other Environmental, Social and Governance Issues
          There are many groups advocating social change or changes to corporate governance or corporate responsibility standards, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Generally, MFS votes with management on such proposals unless MFS can clearly determine that the benefit to shareholders will outweigh any costs or disruptions to the business if the proposal were adopted. Common among the shareholder proposals that MFS generally votes with management are proposals requiring the company to use corporate resources to further a particular social objective outside the business of the company, to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards), to permit shareholders access to the company’s proxy statement in connection with the election of directors, to disclose political contributions made by the issuer, to separate the Chairman and Chief Executive Officer positions, or to promulgate special reports on various activities or proposals for which no discernible shareholder economic advantage is evident.

          The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
          Foreign Issuers
          Many of the items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs.
          MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS will also not support a director nominee standing for re-election of an issuer that has adopted an excessive compensation package for its senior executives as described above in the section entitled “Voting Guidelines-MFS’ Policy on Specific Issues-Election of Directors.”
          MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent. MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.
          In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
          In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.
B. ADMINISTRATIVE PROCEDURES
1. MFS Proxy Voting Committee
          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest
          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

a.	In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

b.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

c.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

d.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

e.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.
          From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.
3. Gathering Proxies
          Most U.S. proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and other service providers, on behalf of issuers, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.
          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.
          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5. Voting Proxies
          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
6. Securities Lending
          From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there is generally insufficient advance notice of record or vote cut-off dates to allow MFS to timely recall the shares. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
C. MONITORING SYSTEM
          It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.
          When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

[1]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

D. RECORDS RETENTION
          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
E. REPORTS
          MFS Funds
          MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines, (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful, and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
          All MFS Advisory Clients
At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.
Morgan Stanley Investment Management, Inc.
February 27, 2009
PROXY VOTING POLICY AND PROCEDURES
I. POLICY STATEMENT
Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds—collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services (“ISS”) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping services.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters. We generally support routine management proposals. The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.
•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.
We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In balancing various factors in uncontested elections, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.
i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
b.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation, nominating or audit committee.

c.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

d.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

e.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also may not support the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

f.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

g.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

h.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies).
2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.
3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.
4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.
6.	Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.
7.	Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to “declassify” the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.
8.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.
9.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.
10.	Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.
11.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors. Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, gross negligence or reckless disregard of their duties.
C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•	Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•	Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.
2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.
3.	Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.
4.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.
5.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.
6.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.
G. Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H. Executive and Director Remuneration.
1.	We generally support the following:
•	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3.	Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.
4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.
5.	We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.
6.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
7.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.
8.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.
I. Social, Political and Environmental Issues. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine likely financial impacts on shareholder value, balancing concerns on reputational and other risks that may be raised in a proposal against costs of implementation. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. While we support proposals that we believe will enhance useful disclosure, we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee, which is appointed by MSIM’s Chief Investment Officer of Global Equities (“CIO”) or senior officer, consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least annually to review and consider changes to the Policy. The Committee will appoint a subcommittee (the “Subcommittee”) to meet as needed between Committee meetings to address any outstanding issues relating to the Policy or its implementation.
The Subcommittee will meet on an ad hoc basis to (among other functions): (1) monitor and ratify “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes. The Committee or the Subcommittee are provided with reports on at least a monthly basis detailing specific key votes cast by CGT.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.
3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to the Subcommittee or a Special Committee to vote on the proposal, as appropriate.
The Special Committee shall be comprised of the CGT Director, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the CGT Director. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The CGT will document in writing all Committee, Subcommittee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
APPENDIX A
The following procedures apply to accounts managed by Morgan Stanley AIP GP LP (“AIP”).
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and
2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

Munder Capital Management
Proxy Voting Policies. Munder Capital Management has adopted and implemented proxy voting policies and procedures (“Proxy Procedures”) and has established a “Proxy Committee” as a means reasonably designed to ensure that Munder Capital votes any proxy or other beneficial interest in an equity security prudently and solely in the best interest of its clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.
          Munder Capital has retained ISS Governance Services, a subsidiary of RiskMetrics Group, Inc., (“ISS”) to review proxies received for client accounts and recommend how to vote them. ISS has established voting guidelines that are consistent in all material respects with the policies and the process noted herein. Munder Capital has also retained ISS to provide its voting agent service. As such, ISS is responsible for ensuring that all proxy ballots are submitted in a timely manner. At least annually, Munder Capital’s Proxy Committee will review ISS’s “Proxy Voting Guidelines” to confirm that they are consistent in all material respects with Munder Capital’s Proxy Procedures. The Proxy Committee meets as needed to administer Munder Capital’s proxy review and voting process and revise and update the Proxy Procedures as appropriate. At least monthly, the Proxy Committee reviews selected recommendations made by ISS to further the goal of voting proxies in a manner consistent with the best interest of Munder Capital’s clients.
          Munder Capital generally will vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and client holdings for a particular issuer are of meaningful size or value.
          For these purposes, the holding of a particular issuer would be considered to be meaningful if: (i) the particular issuer soliciting proxies or to whom the proxy solicitation relates represents at least two percent (2%) of the fair market value of any advisory client’s account and the fair market value of the portfolio holding is at least one million dollars ($1,000,000); or (ii) all client accounts with respect to which Munder Capital holds full discretionary authority to vote a client’s proxies hold, in the aggregate, at least one percent (1%) of the outstanding voting shares of the issuer. As a result of the foregoing, Munder Capital will generally vote proxies consistent with ISS’s recommendations without independent review, unless the subject matter of the proxy solicitation raises complex, unusual or significant issues and the cost of reviewing ISS’s advice and recommendations with respect to a particular proxy do not outweigh the potential benefits to clients from its review of ISS’s advice and recommendations.
          In each instance where Munder Capital does not separately review ISS’s recommendations, clients’ proxies will always be voted consistent with ISS’s recommendations. In each instance where Munder Capital does separately review ISS’s recommendation, Munder Capital may vote differently from ISS’s recommendation, if, based upon certain criteria generally described in the following paragraph, Munder Capital determines that such vote is in the best interests of its clients.
          Munder Capital generally is willing to vote with recommendations of management on matters of a routine administrative nature (e.g., appointment or election of auditors). Munder Capital’s position is that management should be allowed to make those decisions that are essential to the ongoing operation of the company and that are not expected to have a major economic impact on the corporation and its shareholders. Munder Capital generally is opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. With respect to those issues, Munder Capital will generally refrain from voting or vote with management. Munder Capital is generally not willing to vote with management on proposals that have the potential for major adverse economic impact on the corporation and the long-term value of its shares (e.g., executive compensation issues) without independent analysis. Munder Capital believes that the owners of the corporation should carefully analyze and decide such issues on a case-by-case basis.
          From time to time a portfolio manager, an analyst or a member of the Proxy Committee may disagree with ISS’s recommendation on how to vote proxies for one or more resolutions. However, because Munder Capital may have business interests that expose it to pressure to vote a proxy in a manner that may not be in the best interest of its clients, all requests to vote differently from the ISS recommendation with respect to a particular matter must be submitted to the Proxy Committee and Munder Capital’s legal/compliance department (“Legal/Compliance Department”) for independent review. In that review, the Proxy Committee seeks to determine whether the request is in the best interests of Munder Capital’s clients and to identify any actual or potential conflicts between the interests of Munder Capital and those of its clients. If the Proxy Committee approves the request, it is then submitted to the Legal/Compliance Department for review of any actual or potential conflicts of interest that have been identified. The Legal/Compliance Department must approve a request before it is implemented. Such a request for approval will be accompanied by a written description of the conflict. The Legal/Compliance Department may approve a request only under the following conditions:
(i)	No Conflict. No conflict of interest is identified.

(ii)	Immaterial or Remote Conflict. A potential or actual conflict of interest is identified, but such conflict, in the reasonable judgment of the Legal/Compliance Department, is so clearly immaterial or remote as to be unlikely to influence any determination made by the Proxy Committee.

(iii)	Material Conflict. In the event a potential or actual conflict of interest is identified and appears to be material, the Legal/Compliance Department may approve the request only with written approval from its applicable clients. If an override request is approved by clients holding a majority of the subject shares over which Munder Capital has voting discretion, the Legal/Compliance Department may approve the override with respect to all applicable clients without seeking or obtaining additional approval from each of them.
          If Munder Capital receives instructions from a client, Munder Capital will vote the client’s shares in accordance with such instructions. If no instructions are received from a client and approval is not obtained from clients holding a majority of the subject shares held by unaffiliated clients, Munder Capital will vote the shares in accordance with ISS’s recommendation.
Pacific Investment Management Company LLC
Description of Proxy Voting Policies and Procedures.
Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.
ProFund Advisors LLC
ProFund Advisors LLC (“ProFund Advisors”) has adopted the following proxy voting policies and procedures (the “Guidelines”), which are designed to maximize shareholder value and protect shareowner interests when voting proxies. ProFund Advisors’ Proxy Oversight Committee (the “Proxy Committee”) exercises and documents ProFund Advisors’ responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of ProFund Advisors’ Compliance, Legal and Portfolio Management Departments, and chaired by ProFund Advisors’ Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.
To assist ProFund Advisors in its responsibility for voting proxies and the overall proxy voting process, ProFund Advisors has retained ISS Governance Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is a unit of RiskMetrics Group, an independent company that specializes in, among other things, providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for ProFund Advisors to review to assure proxies are being voted properly. ProFund Advisors and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.
The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, ProFund Advisors will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:
•	Election of Directors — considering factors such as director qualifications, term of office and age limits.

•	Proxy Contests — considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors — considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses — considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses — considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues — considering factors such as confidential voting and equal access.

•	Capital Structure — considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation — considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation — considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring — considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting — considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues — considering factors such as social and environmental issues as well as labor issues.
A full description of each Guideline and voting policy is maintained by ProFund Advisors, and a complete copy of the Guidelines is available upon request.
Conflicts of Interest
From time to time, proxy issues may pose a material conflict of interest between a fund’s shareholders and ProFund Advisors, the underwriter or any affiliates thereof. Due to the limited nature of ProFund Advisors’ activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor potential conflicts of interest. In the event a conflict of interest arises, ProFund Advisors will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to TAM the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.
Templeton Investment Counsel, LLC
PROXY VOTING POLICIES & PROCEDURES
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Templeton Investment Counsel, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’s analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.	The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	The issuer is a significant executing broker dealer; [3]

5.	An Access Person[4] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.
Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting

[1]	For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[2]	The top 40 distributors (based on aggregate 12b-1 distribution fees) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions).

[4]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

[5]	The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.
Where the Proxy Group or the Proxy Review Committee refer a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.
The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.
The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.
Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may defer to the voting recommendations of an independent third party service provider.
GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
Ratification of Auditors: Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.
Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.
Changes to Capital Structure: Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.
Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager may be unable to vote a proxy, or may chose not to vote a proxy, such as where: (i) a meeting notice was received too late; (ii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iii) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if Investment Manager votes a proxy or where Investment Manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (iv) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (v) proxy voting service is not offered by the custodian in the market; (vi) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (vii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. Investment Manager or its affiliates may, on behalf of one or more of the registered investment companies advised by Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such registered investment companies to recall the security for voting purposes. Investment Managers will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that Investment Manager or its affiliates has learned of such a vote.
Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials.
3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.
4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.
5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.
6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.
8.	The Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis.
9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan from a proprietary registered investment company, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.
11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients’ disclosure documents.
13.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.
14.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

15.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

16.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.
As of January 15, 2009
T. Rowe Price Associates, Inc.
PROXY VOTING — PROCESS AND POLICIES
T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. (“T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Proxy Administration
The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate and social responsibility issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as RiskMetrics Group (“RMG”) (formerly known as Institutional Shareholder Services) and Glass Lewis, and information presented by company managements and shareholder groups.
Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.
T. Rowe Price has retained RMG, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with RMG positions—T. Rowe Price occasionally may deviate from RMG recommendations on some general policy issues and a number of specific proxy proposals.
Fiduciary Considerations
T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.
Consideration Given Management Recommendations
When determining whether to invest in a particular company, one of the primary factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.
T. Rowe Price Voting Policies
Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:
Election of Directors
T. Rowe Price generally supports slates with a majority of independent directors. We vote against outside directors that do not meet certain criteria relating to their independence but who serve on key board committees. We vote against directors who are unable to dedicate sufficient time to their board duties due to their commitment to other boards. T. Rowe Price also votes against inside directors serving on key board committees and directors who miss more than one-fourth of the scheduled board meetings. We may vote against directors for failing to establish a formal nominating committee, as well as compensation committee members who approve excessive compensation plans. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards’ accountability to shareholders, T. Rowe Price generally supports proposals calling for a majority vote threshold for the election of directors.
Executive Compensation
Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices, unless such plans appropriately balance shareholder and employee interests, and the retention of key personnel has become a genuine risk to the company’s business. For companies with particularly egregious pay practices we may vote against compensation committee members. Finally, we vote for proposals (either management or shareholder-sponsored) calling for shareholder ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) a majority of the time.
Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.
Anti-takeover, Capital Structure and Corporate Governance Issues
T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.
Social and Corporate Responsibility Issues
T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial investment implications for the company’s business and operations that have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Third Avenue Management LLC
PROXY VOTING POLICIES AND PROCEDURES
This summary describes Third Avenue Management’s (as used solely in this proxy policy description, “Third Avenue”) policy and procedures for voting securities held in its investment advisory accounts. If you wish to receive a copy of the full policy and procedures or information on how proxies were voted in your account, please contact your account representative.
In general, Third Avenue is responsible for voting securities held in its investment advisory accounts. However, in certain cases, in accordance with the agreement governing the account, the client may expressly retain the authority to vote proxies or delegate voting authority to a third party. In such cases, the policy and procedures below would not apply and Third Avenue would advise the client to instruct its custodian where to forward solicitation materials.
POLICY GUIDELINES
Third Avenue has developed detailed policy guidelines on voting commonly presented proxy issues, which are subject to ongoing review. The guidelines are subject to exceptions on a case-by-case basis, as discussed below. On issues not specifically addressed by the guidelines, Third Avenue would analyze how the proposal may affect the value of the securities held by the affected clients and vote in accordance with what it believes to be the best interests of such clients.
Abstention From Voting
Third Avenue will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to investment advisory clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, Third Avenue may be restricted from voting proxies of a given issuer during certain periods if it has made certain regulatory filings with respect to that issuer.
PROCEDURES
Third Avenue’s Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in mutual funds for which Third Avenue serves as adviser or sub-adviser1 and the Operations Department is responsible for processing proxies on securities held in all other investment advisory accounts for which Third Avenue has voting responsibility1.
Sole Voting Responsibility
The Operations and Accounting Departments forward proxy and other solicitation materials received to the General Counsel or his designee who shall present the proxies to Third Avenue’s Proxy Voting Committee. The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by Third Avenue’s President, determines how the proxies shall be voted applying Third Avenue’s policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. Third Avenue’s General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of Third Avenue’s Co-Chief Investment Officers or other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing. Third Avenue’s General Counsel instructs the Operations and Accounting Departments to vote the proxies in accordance with determinations reached under the process described above. The Operations and Accounting Departments vote the proxies by an appropriate method in accordance with instructions received.
Shared Voting Responsibility
Third Avenue may share voting responsibility with a client who has retained the right to veto Third Avenue’s voting decisions. Under such circumstances, the Operations Department would provide a copy of the proxy material to the client reserving this right, along with Third Avenue’s determination of how it plans vote the proxy, unless instructed otherwise by the client prior to the relevant deadline.
Conflicts of Interest
Should any portfolio manager, research analyst, member of senior management or anyone else at Third Avenue who may have direct or indirect influence on proxy voting decisions become aware of a potential or actual conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to Third Avenue’s General Counsel. Third Avenue’s General Counsel shall analyze each potential or actual conflict presented to determine materiality and shall document each situation and its resolution. When presented with an actual or potential conflict in voting a proxy, Third Avenue’s General Counsel shall address the matter using an appropriate method to assure that the proxy vote is free from any improper influence, by (1) determining that there is no conflict or that it is immaterial, (2) ensuring that Third Avenue votes in accordance with a predetermined policy, (3) following the published voting policy of Institutional Shareholder Services, (4) engaging an independent third party professional to vote the proxy or advise Third Avenue how to vote or (5) presenting the conflict to one or more of the clients involved and obtaining direction on how to vote.
Recordkeeping
Third Avenue shall maintain required records relating to votes cast, client requests for information and Third Avenue’s proxy voting policies and procedures in accordance with applicable law.

[1]	Advisers of certain mutual funds sub-advised by Third Avenue have retained their own authority to vote proxies.
Transamerica Asset Management, Inc.
PROXY VOTING POLICIES AND PROCEDURES (“TAM Proxy Policy”)
I. Purpose
The TAM Proxy Policy is adopted in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and TAM’s fiduciary and other duties to its clients. The purpose of the TAM Proxy Policy is to ensure that where TAM exercises proxy voting authority with respect to client securities it does so in the best interests of the client, and that Sub-Advisers (as defined below) to TAM clients exercise voting authority with respect to TAM client securities in accordance with policies and procedures adopted by the Sub-Advisers under Rule 206(4)-6 and approved by the TAM client.
II. TAM’s Advisory Activities
TAM acts as investment adviser to Transamerica Funds, Transamerica Income Shares, Inc., Transamerica Investors, Inc., Transamerica Partners Portfolios, Transamerica Asset Allocation Variable Funds, The Transamerica Partners Funds Group, The Transamerica Partners Funds Group II and Transamerica Series Trust (collectively, the “Funds”). For most of the investment portfolios comprising the Funds, TAM has delegated day-to-day management of the portfolio, including the authority to buy, sell, or hold securities in the portfolio and to exercise proxy voting authority with respect to those securities, to one or more investment sub-advisers, pursuant to sub-advisory agreements entered into between TAM and each sub-adviser (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) and approved by the Board of Trustees/Directors of the client Fund (the “Board”). TAM serves as a “manager of managers” with respect to the Sub-Advisers and monitors their activities in accordance with the terms of an exemptive order granted by the Securities and Exchange Commission (Release No. IC-23379, August 5, 1998).
III. Summary of the TAM Proxy Policy
TAM delegates the responsibility to exercise voting authority with respect to securities held in the Funds’ portfolios for which one or more Sub-Advisers has been retained to the Sub-Adviser(s) for each such portfolio, in accordance with each applicable Sub-Adviser Proxy Policy (as defined below). TAM will collect and review each Sub-Adviser Proxy Policy, together with a certification from the Sub-Adviser that the Sub-Adviser Proxy Policy complies with Rule 206(4)-6, and submit these materials to the Board for approval. In the event that TAM is called upon to exercise voting authority with respect to client securities, TAM generally will vote in accordance with the recommendation of Institutional Shareholder Services, Inc. (“ISS”) or another qualified independent third party, except that if TAM believes the recommendation would not be in the best interest of the relevant portfolio and its shareholders, TAM will consult the Board of the relevant Fund (or a Committee of the Board) and vote in accordance with instructions from the Board or Committee.
IV. Delegation of Proxy Voting Authority to Sub-Advisers
TAM delegates to each Sub-Adviser the responsibility to exercise voting authority with respect to securities held by the portfolio(s), or portion thereof, managed by the Sub-Adviser. Each Sub-Adviser is responsible for monitoring, evaluating and voting on all proxy matters with regard to investments the Sub-Adviser manages for the Funds in accordance with the Sub-Adviser’s proxy voting policies and procedures adopted to comply with Rule 206(4)-6 (each, a “Sub-Adviser Proxy Policy” and collectively, the “Sub-Adviser Proxy Policies”).
V. Administration, Review and Submission to Board of Sub-Adviser Proxy Policies
          A. Appointment of Proxy Administrator
          TAM will appoint an officer to be responsible for collecting and reviewing the Sub-Adviser Proxy Policies and carrying out the other duties set forth herein (the “Proxy Administrator”).
          B. Initial Review
                    1. The Proxy Administrator will collect from each Sub-Adviser:
                              a) its Sub-Adviser Proxy Policy;
                              b) a certification from the Sub-Adviser that (i) its Sub-Adviser Proxy Policy is reasonably designed to ensure that the Sub-Adviser votes client securities in the best interest of clients, and that the Sub-Adviser Proxy Policy includes an explanation of how the Sub-Adviser addresses material conflicts that may arise between the Sub-Adviser’s interests and those of its clients, (ii) the Sub-Adviser Proxy Policy has been adopted in accordance with Rule 206(4)-6, and (iii) the Sub-Adviser Proxy Policy complies the terms of Rule 206(4)-6; and
                              c) a summary of the Sub-Adviser Proxy Policy suitable for inclusion in the client Fund’s registration statement, in compliance with Item 13(f) of Form N-1A, and a certification to that effect.
                    2. The Proxy Administrator will review each Sub-Adviser Proxy Policy with a view to TAM making a recommendation to the Board. In conducting its review, TAM recognizes that the Securities and Exchange Commission has not adopted specific policies or procedures for advisers, or provided a list of approved procedures, but has left advisers the flexibility to craft policies and procedures suitable to their business and the nature of the conflicts they may face. As a consequence, Sub-Adviser Proxy Policies are likely to differ widely. Accordingly, the Proxy Administrator’s review of the Sub-Adviser Proxy Policies will be limited to addressing the following matters:
                              a) whether the Sub-Adviser Proxy Policy provides that the Sub-Adviser votes solely in the best interests of clients;
                              b) whether the Sub-Adviser Proxy Policy includes a description of how the Sub-Adviser addresses material conflicts of interest that may arise between the Sub-Adviser or its affiliates and its clients; and
                              c) whether the Sub-Adviser Proxy Policy includes both general policies and procedures as well as policies with respect to specific types of issues (for this purpose general policies include any delegation to a third party, policies relating to matters that may substantially affect the rights or privileges of security holders, and policies regarding the extent of weight given to the view of the portfolio company management; specific issues include corporate governance matters, changes to capital structure, stock option plans and other management compensation issues, and social corporate responsibility issues, among others).
                    3. The Proxy Administrator will review the certification provided pursuant to paragraph 1(b) above for completeness, and will review the summary provided pursuant to paragraph 1(c) above for compliance with the requirements of Form N-1A.
                    4. TAM will provide to the Board (or a Board Committee), the materials referred to in Section V.B.1. and a recommendation pursuant to the Proxy Administrator’s review of the Sub-Adviser Proxy Policy provided for in Section V.B.2.

                    5. TAM will follow the same procedure in connection with the engagement of any new Sub-Adviser.
          C. Subsequent Review
          TAM will request that each Sub-Adviser provide TAM with prompt notice of any material change in its Sub-Adviser Proxy Policy. TAM will report any such changes at the next quarterly Board meeting of the applicable Fund. No less frequently than once each calendar year, TAM will request that each Sub-Adviser provide TAM with its current Sub-Adviser Proxy Policy, or certify that there have been no material changes to its Sub-Adviser Proxy Policy or that all material changes have been previously provided for review by TAM and approval by the relevant Board(s), and that the Sub-Adviser Proxy Policy continues to comply with Rule 206(4)-6.
          D. Record of Proxy Votes Exercised by Sub-Adviser
          The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a record of any proxy votes (including the information called for in Items 1(a) through (i) of Form N-PX) exercised by the Sub-Adviser on behalf of a portfolio of the Funds. The Proxy Administrator, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), will maintain a complete proxy voting record with respect to each Fund. If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
VI. TAM Exercise of Proxy Voting Authority
          A. Use of Independent Third Party
          If TAM is called upon to exercise voting authority on behalf of a Fund client, TAM will vote in accordance with the recommendations of ISS or another qualified independent third party (the “Independent Third Party”), provided that TAM agrees that the voting recommendation issued by the Independent Third Party reflects the best interests of the relevant portfolio and its shareholders.
          B. Conflict with View of Independent Third Party
          If, in its review of the Independent Third Party recommendation, TAM believes that the recommendation is not in the best interests of the Fund client, TAM will submit to the Board (or a Board Committee) its reasons for disagreeing with the Independent Third Party, as well as full disclosure of any conflict of interest between TAM or its affiliates and the Fund in connection with the vote, and seek consent of the Board (or Committee) with respect to TAM’s proposed vote.
          C. Asset Allocation Portfolios
          For any asset allocation portfolio managed by TAM and operated, in whole or in part, as a “fund of funds”, TAM will vote proxies in accordance with the recommendations of the Board(s) of the Fund(s). If any such asset allocation portfolio holds shares of a registered investment company that is not a portfolio of a Fund, TAM will seek Board (or Committee) consent with respect to TAM’s proposed vote in accordance with the provisions of Section VI.B.
VII. Conflicts of Interest between TAM or Its Affiliates and the Funds
The TAM Proxy Voting Policy addresses material conflicts that may arise between TAM or its affiliates and the Funds by, in every case where TAM exercises voting discretion, either (i) providing for voting in accordance with the recommendation of the Independent Third Party or Board(s); or (ii) obtaining the consent of the Board (or a Board Committee) with full disclosure of the conflict.
VIII. Recordkeeping
          A. Records Generally Maintained
          In accordance with Rule 204-2(c)(2) under the Advisers Act, the Proxy Administrator shall cause TAM to maintain the following records:
                    1. the TAM Proxy Voting Policy; and
                    2. records of Fund client requests for TAM proxy voting information.

          B. Records for TAM Exercise of Proxy Voting Authority
          In accordance with Rule 204-2(c)(2) under the Advisers Act, if TAM exercises proxy voting authority pursuant to Section VI above, TAM, or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), shall make and maintain the following records:
                    1. proxy statements received regarding matters it has voted on behalf of Fund clients;
                    2. records of votes cast by TAM; and
                    3. copies of any documents created by TAM that were material to deciding how to vote proxies on behalf of Fund clients or that memorialize the basis for such a decision.
          If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
          C. Records Pertaining to Sub-Adviser Proxy Policies
          The Proxy Administrator will cause TAM and/or a third party as permitted by regulations issued by the Securities and Exchange Commission (such as ISS), to maintain the following records:
                    1. each Sub-Adviser Proxy Policy; and
                    2. the materials delineated in Article V above.
          If TAM utilizes the services of a third party for maintaining the records above specified, TAM shall obtain an undertaking from the third party that it will provide the records promptly upon request.
          D. Time Periods for Record Retention
          All books and records required to maintain under this Section VIII will be maintained in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on the record, the first two years in an appropriate office of TAM.
IX. Provision of TAM Proxy Policy to Fund Clients
          The Proxy Administrator will provide each Fund’s Board (or a Board Committee) a copy of the TAM Proxy Policy at least once each calendar year.
Last Revised: July 1, 2008
Transamerica Investment Management, LLC
Issue Date: July 14, 2008
Proxy Voting Policy
I. Introduction
Normally, clients for whom Transamerica Investment Management, LLC (“TIM”) has full discretionary investment authority expect TIM to vote proxies as part of TIM’s authority to manage, acquire, and dispose of account assets. As such, TIM will vote on behalf of all accounts for which it has discretionary authority unless clients notify TIM in writing that they have retained the authority to vote their own proxies. A client also may ask TIM to vote its proxies in accordance with the client’s specific proxy guidelines. In this situation, TIM will seek to comply with such client guidelines to the extent it would not be inconsistent with TIM’s other legal responsibilities.
TIM has established a Proxy Voting Committee (the “Committee”), which has responsibility for review of proxies voted by or to be voted by TIM and the resolution of issues that may arise in the process of voting proxies.

II. Statement of Policy
Under the Investment Advisers Act of 1940, TIM is considered a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services TIM undertakes on the client’s behalf, including proxy voting. TIM’s policy is to vote proxies in the best interest of its clients at all times.
TIM, on occasion, may determine to abstain from voting a proxy or a specific proxy item when it concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client account’s best interest to vote.
III. Guidelines
TIM has adopted proxy voting policy guidelines (the “Guidelines”) regarding certain issues that may come before shareholders from time to time. These Guidelines provide a roadmap for arriving at voting decisions and are not meant to be exhaustive of all issues that may be raised in any or all proxy ballots.
The Committee is responsible for the ongoing review and revision of the Guidelines, with such advice, participation and research as the Committee deems appropriate from TIM portfolio managers, independent third parties or other knowledgeable interested parties.
The Guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.
The Committee is responsible for determining how the Guidelines will be applied to specific proxy votes, given all the facts and circumstances. With respect to any particular proxy issue, the Committee may elect to vote contrary to the Guidelines if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of TIM’s clients.
IV. Independent Third Party
TIM maintains the services of a qualified independent third party (currently RiskMetrics Group (“RMG”) f/k/a Institutional Shareholder Services) to provide guidance on proxy voting issues, analyze proxy statements on behalf of the accounts TIM manages and recommend proxy votes generally in accordance with the Guidelines. TIM will consider the research provided by RMG when making voting decisions on proxy issues. TIM also receives Research Papers from Glass Lewis with respect to issuers and proxy voting recommendations. However, the final determination on voting rests with TIM.
Any requests for deviations from an RMG voting recommendation must be reported to the Compliance Department where an assessment will be made as to whether a potential or actual conflict of interest has impacted the request and whether the issue should be reported to the Committee for further consideration before the vote is made.
V. Proxy Voting Committee
The Committee has responsibility for ensuring that proxy votes on behalf of TIM’s clients are made in accordance with TIM’s proxy voting policy.
The Committee has general responsibility for determining how to address proxy votes made on behalf of all TIM clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In carrying out this responsibility, the Committee shall seek to ensure that proxy votes are made solely in the best interest of clients and are determined in a manner free from unwarranted or inappropriate influences. The Committee also oversees the overall administration of proxy voting for TIM accounts. The Committee may delegate day-to-day administrative responsibilities to other TIM personnel and/or outside service providers, as appropriate.
Issues will be raised to the Committee when needed and as appropriate to effectively carry out TIM’s proxy policy. If necessary, the Committee may review written materials pertinent to the vote at hand and may hear verbal opinions from relevant portfolio managers and/or analysts as needed to fully consider the investment merits of the vote.
The Committee also may review vote recommendations from RMG or any other independent third party, particularly when questions are raised by portfolio managers or analysts on possible conflicts of interest.
The Committee will document its basis for (a) any determination to vote a particular proxy in a manner contrary to the Guidelines, (b) any determination to vote a particular proxy in a non-uniform manner among TIM accounts and (c) any other material determination made by the Committee.
The Committee meets on a semi-annual and on an as-needed basis. Committee members may meet either in person or via teleconference. The Committee will consist of at least one portfolio manager, the Chief Compliance Officer, and other staff members of TIM as the Committee may designate from time to time. Committee members may select designees in the event that they are unable to convene with the Committee.

VI. Conflicts of Interest
When voting proxies, TIM must consider the interests of its clients and not its own interests. TIM recognizes that potential or actual material conflicts may arise between the interests of TIM and its clients that must be properly addressed and resolved before TIM votes. To address these concerns, the Committee identifies conflicts of interest and resolves them in order to avoid any impropriety or the appearance of impropriety.
Identifying Conflicts of Interest
All conflicts of interest shall be brought to the Committee’s attention for resolution. The following situations may give rise to a conflict of interest:
•	an employee has a relationship with the issuer;
•	the issuer is an AEGON or Transamerica affiliate; or
•	any matter involving a client that generates substantial revenue for TIM, any client that is also an owner of TIM, or any other issue that the Committee determines is an actual or potential conflict.
Assessing Materiality of Conflicts of Interest and Addressing Material Conflicts of Interest
A. The Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent it is determined that such conflict has the potential to influence TIM’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy or any executive officer of that issuer has a client relationship with TIM of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances.
B. If the Committee determines that a conflict of interest is not material, TIM may vote the proxies notwithstanding the existence of the conflict.
C. If the Committee determines that a conflict of interest is material, one or more of the following methods may be used to resolve the conflict, including:
•	voting in accordance with the recommendation of RMG or another independent third party;
•	disclosing the conflict to the client and obtaining its consent before voting;
•	suggesting to the client that it engage another party to vote the proxy on its behalf;
•	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or
•	such other method as is deemed appropriate under the particular facts and circumstances, given the nature of the conflict, etc.
The Committee will periodically review and assess RMG’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.
The Minutes of the Committee meetings shall document the method used to resolve material conflicts of interest.
VII. Provision of TIM’s Proxy Voting Policy
Advisers are required to disclose to clients the means by which they can obtain information from the adviser on how their securities were voted. Advisers also are required to describe their proxy voting policies to clients; and, upon request provide clients with a copy of those policies.
TIM will make the required disclosures in its Form ADV Part II, which is sent to all prospective clients and made available to all current clients upon request. TIM also will make available to all clients a copy of its proxy voting policy by maintaining a current version of the policy on its website at www.timllc.com. A copy of the policy will be mailed to any client at any time upon request.
Upon request from a client, the Compliance Department will coordinate with the appropriate officer of the client to provide a record of the pertinent portion of TIM’s proxy voting record.
VIII. Recordkeeping
The Compliance Department shall maintain the following records relating to proxy voting:
•	a copy of this policy;
•	a copy of the Guidelines;
•	the Minutes of the Committee meetings relating to the identification and resolution of any conflicts of interest;
•	any documents created by TIM that were material to a proxy voting decision or that memorialized the basis for that decision; and

•	a copy of each written client request for information on how TIM voted proxies on behalf of the client, and a copy of any written response by TIM to any (written or oral) client request for information on how TIM voted proxies on behalf of the requesting client.
RMG shall maintain a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote.
Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in TIM’s principal place of business. The location of all such records shall be documented in accordance with the AEGON record retention program.
In lieu of keeping copies of proxy statements, TIM may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

APPENDIX D
PORTFOLIO MANAGER INFORMATION
Transamerica American Century Large Company Value VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
Charles A. Ritter	10	$2.2	billion	1	$175.9	million	3	$124.5	million
Brendan Healy	10	$2.2	billion	1	$175.9	million	3	$124.5	million
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Charles A. Ritter	0	$0	0	$0	0	$0
Brendan Healy	0	$0	0	$0	0	$0
Conflicts of Interest
As of December 31, 2008, the sub-adviser for the fund believed that certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts. Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are D-responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system. Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Compensation
As of December 31, 2008, each portfolio manager’s compensation consisted of a fixed base salary, a discretionary incentive compensation in the form of an annual cash bonus, and deferred compensation plans. The portfolio manager’s compensation is not directly tied to the value of assets held in client portfolios. The base pay is in the form of a fixed annual salary. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative level of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for Transamerica American Century Large Company Value VP. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Transamerica American Century Large Company Value VP is not separately considered in determining portfolio manager compensation. A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research project and the development of new products. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years). Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
Ownership of Securities
As of December 31, 2008, neither of the portfolio managers beneficially owned any equity securities in the portfolio.
Transamerica Asset Allocation — Conservative VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles		Other Accounts*
		Assets			Assets		Assets
Portfolio Manager	Number	Managed		Number	Managed	Number	Managed
Jon Hale	15	$13.5	billion	0	$0	76,714	$0.9	billion
Maciej Kowara	15	$13.5	billion	0	$0	76,714	$0.9	billion
Jeff McConnell	15	$13.5	billion	0	$0	76,714	$0.9	billion
Mike Stout	15	$13.5	billion	0	$0	76,714	$0.9	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jon Hale	0	$0	0	$0	0	$0
Maciej Kowara	0	$0	0	$0	0	$0
Jeff McConnell	0	$0	0	$0	0	$0
Mike Stout	0	$0	0	$0	0	$0

Transamerica Asset Allocation — Growth VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles		Other Accounts*
		Assets			Assets		Assets
Portfolio Manager	Number	Managed		Number	Managed	Number	Managed
Jon Hale	15	$13.6	billion	0	$0	76,714	$0.9	billion
Maciej Kowara	15	$13.6	billion	0	$0	76,714	$0.9	billion
Jeff McConnell	15	$13.6	billion	0	$0	76,714	$0.9	billion
Mike Stout	15	$13.6	billion	0	$0	76,714	$0.9	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jon Hale	0	$0	0	$0	0	$0
Maciej Kowara	0	$0	0	$0	0	$0
Jeff McConnell	0	$0	0	$0	0	$0
Mike Stout	0	$0	0	$0	0	$0
Transamerica Asset Allocation — Moderate VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles		Other Accounts*
		Assets			Assets		Assets
Portfolio Manager	Number	Managed		Number	Managed	Number	Managed
Jon Hale	15	$12.3	billion	0	$0	76,714	$0.9	billion
Maciej Kowara	15	$12.3	billion	0	$0	76,714	$0.9	billion
Jeff McConnell	15	$12.3	billion	0	$0	76,714	$0.9	billion
Mike Stout	15	$12.3	billion	0	$0	76,714	$0.9	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jon Hale	0	$0	0	$0	0	$0
Maciej Kowara	0	$0	0	$0	0	$0
Jeff McConnell	0	$0	0	$0	0	$0
Mike Stout	0	$0	0	$0	0	$0
Transamerica Asset Allocation — Moderate Growth VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles		Other Accounts*
		Assets			Assets		Assets
Portfolio Manager	Number	Managed		Number	Managed	Number	Managed
Jon Hale	15	$11.0	billion	0	$0	76,714	$0.9	billion
Maciej Kowara	15	$11.0	billion	0	$0	76,714	$0.9	billion
Jeff McConnell	15	$11.0	billion	0	$0	76,714	$0.9	billion
Mike Stout	15	$11.0	billion	0	$0	76,714	$0.9	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jon Hale	0	$0	0	$0	0	$0
Maciej Kowara	0	$0	0	$0	0	$0
Jeff McConnell	0	$0	0	$0	0	$0
Mike Stout	0	$0	0	$0	0	$0

Transamerica International Moderate Growth VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles		Other Accounts*
		Assets			Assets		Assets
Portfolio Manager	Number	Managed		Number	Managed	Number	Managed
Jon Hale	15	$14.1	billion	0	$0	76,714	$0.9	billion
Maciej Kowara	15	$14.1	billion	0	$0	76,714	$0.9	billion
Jeff McConnell	15	$14.1	billion	0	$0	76,714	$0.9	billion
Mike Stout	15	$14.1	billion	0	$0	76,714	$0.9	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jon Hale	0	$0	0	$0	0	$0
Maciej Kowara	0	$0	0	$0	0	$0
Jeff McConnell	0	$0	0	$0	0	$0
Mike Stout	0	$0	0	$0	0	$0

*	Relates to individual retirement accounts that Morningstar has discretionary management authority over through its managed account service, which is made available through retirement plan providers and sponsors. In those circumstances in which any of the above funds are included in a retirement plan, Morningstar’s managed account service will exclude those funds from its universe of possible investment recommendations to the individual. This exclusion is intended to prevent a prohibited transaction under ERISA.
Conflicts of Interest
Morningstar Associates, LLC (the “Portfolio Construction Manager” to Transamerica Asset Allocation — Conservative VP, Transamerica Asset Allocation — Growth VP, Transamerica Asset Allocation — Moderate VP, Transamerica Asset Allocation — Moderate Growth VP and Transamerica International Moderate Growth VP) is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”). As part of its overall operation, Morningstar is engaged in the business of providing ratings and analysis on financial products. A potential conflict exists since Morningstar could be providing ratings and analysis on products that the Portfolio Construction Manager provides services to. To mitigate such potential conflict Morningstar has adopted the following procedures to address this situation. First, Morningstar will not create analyst commentary for portfolios where Morningstar’s subsidiaries act as a portfolio construction manager /sub-adviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the portfolios in which the Portfolio Construction Manager is involved with will not receive written analyst commentary from Morningstar. However, such portfolios will receive Morningstar Star Ratings. These ratings are purely quantitative and therefore cannot be biased by subjective factors. Also, the Morningstar style box assignment is primarily based on quantitative characteristics of the underlying securities in the portfolio. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit — a separate and distinct unit within Morningstar. A situation may occur where personnel of the Portfolio Construction Manager provide information to the Morningstar Data unit to clarify style box assignment. However, the assignment process takes place and is monitored by a Morningstar business unit that is completely independently from the Portfolio Construction Manager.
Finally, the Portfolio Construction Manager acts as a portfolio construction manager/sub-adviser to other fund of funds products affiliated with the Transamerica Funds. Similar to its responsibilities with the Transamerica Funds, for these other fund-of-fund products the Portfolio Construction Manager determines the asset allocation percentages, selects underlying funds based on an investment universe defined by a party other than the Portfolio Construction Manager, provides trading instructions to a custodian, and performs on-going monitoring of the asset allocation mix and underlying funds. Given that the underlying holdings of these other fund-of-fund products and the asset allocation portfolios within the Transamerica Funds are registered mutual funds and that investment universe from which underlying holdings are chosen from are determined by someone other than Portfolio Construction Manager, potential conflicts of favoring one product over another in terms of investment opportunities are greatly mitigated
Compensation
All of the above mentioned co-portfolio managers’ compensation includes salary, annual bonus, and restricted stock grants. The salary is set as a fixed amount and is determined by the president of Morningstar. The co-portfolio managers’ annual bonus is paid from a bonus pool which is a function of the earnings of the Investment Consulting business unit of Morningstar, and the distribution of that pool is at the discretion of the president of Morningstar, who may or may not account for the performance of the funds in allocating that pool. The fee for consulting on the funds accounts for a substantial portion of the revenue and earnings of the Investment Consulting business unit of Morningstar, and because that fee is based on the assets under management in the funds, there is an indirect relationship between the assets under management in the funds and the bonus payout to the portfolio manager. The restricted stock grants are made to the co-portfolio managers from a pool that is distributed at the discretion of the president of Morningstar.

The restricted stock grants are based on the stock of the parent company, Morningstar, Inc., and vest in equal parts over a four-year period.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially own shares of any equity securities in the portfolios.
Transamerica BlackRock Global Allocation VP invests its assets in an underlying mutual fund, the BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. (the “BlackRock Fund”). According to the BlackRock Fund statement of additional information, the BlackRock Fund’s portfolio management information is as follows.
BlackRock Fund

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
Dennis W. Stattman	5	$27.92	billion	4	$11.95	billion	0	$0
Dan Chamby	5	$27.92	billion	4	$11.95	billion	0	$0
Romualdo Roldan	5	$27.92	billion	4	$11.95	billion	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Dennis W. Stattman	0	$0	1	$95.2	million	0	$0
Dan Chamby	0	$0	1	$95.2	million	0	$0
Romualdo Roldan	0	$0	1	$95.2	million	0	$0
Transamerica BlackRock Large Cap Value VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
Robert C. Doll	24	$13.66	billion	14	$2.95	billion	21	$1.94	billion
Daniel Hanson	24	$13.66	billion	14	$2.95	billion	21	$1.94	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Robert C. Doll	0	$0	2	$152.7	million	0	$0
Daniel Hanson	0	$0	2	$152.7	million	0	$0
Transamerica BlackRock Tactical Allocation VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
Michael Huebsch	0	$0		2	$223.5	million	156	$42.1	billion
Phillip Green	19	$3.71	billion	5	$540.6	million	3	$491.7	million
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Michael Huebsch	0	$0	1	$151.7	million	3	$726.1	million
Phillip Green	0	$0	0	$0		3	$491.7	million
Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Huebsch and Green currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
Compensation
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the Lipper Mixed Asset Target Allocation Funds classification.
BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Huebsch and Green have each received awards under the LTIP.
     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Huebsch and Green have each participated in the deferred compensation program.
     Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, BlackRock granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Huebsch has been granted stock options and/or restricted stock in prior years.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any equity securities in the portfolios.
Transamerica Capital Guardian Value VP

	Registered Investment			Other Pooled Investment
	Companies[1]			Vehicles[2]			Other Accounts[3,4]
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
Todd S. James	5	$1.19	billion	5	$0.28	billion	226	$5.41	billion
Darcy Kopcho[5]	1	$0.23	billion	4	$0.19	billion	18	$1.53	billion
Theodore R. Samuels	9	$1.69	billion	10	$1.52	billion	266	$13.53	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Todd S. James	0	$0	0	$0	1	$0.15	billion
Darcy Kopcho[5]	0	$0	0	$0	1	$0.13	billion
Theodore R. Samuels	0	$0	0	$0	2	$0.96	billion

[1]	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[2]	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[3]	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

[4]	Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio managers and their families are not reflected.

[5]	Information for Darcy Kopcho is as of February 28, 2009.

Conflicts of Interest
Capital Guardian Trust Company (“CGTC”) has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CGTC believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
Compensation
At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise. Analysts are also subjectively compensated for their contributions to the research process.
The benchmarks used to measure performance of the portfolio managers for Transamerica Capital Guardian Value VP include the Russell 1000 Value Index and a customized Growth and Income index based on the Lipper Growth and Income Index.
Ownership of Securities
Based on information available for the period ended December 31, 2008, none of the portfolio managers beneficially owned shares of the portfolio.
Transamerica Clarion Global Real Estate Securities VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(billions)	Number	(millions)	Number	(billions)
T. Ritson Ferguson	24	8,292,993	16	866,579	72	1,655,758
Joseph P. Smith	20	7,894,509	16	866,579	66	1,626,578
Steven D. Burton	22	7,742,332	3	125,564	55	1,266,837
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

T. Ritson Ferguson	1	125,390	11	600,258	3	218,588
Joseph P. Smith	1	125,390	11	600,258	3	218,588
Steven D. Burton	1	125,390	0	0	2	194,004
Conflicts of Interest
As of December 31, 2008, a portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of a portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the portfolio maintained its position in that security.
A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
Clarion recognizes the duty of loyalty it owes to its clients and has established and implemented certain policies and procedures designed to control and mitigate conflicts of interest arising from the execution of a variety of portfolio management and trading strategies across the firm’s diverse client base. Such policies and procedures include, but are not limited to, (i) investment process, portfolio management and trade allocation procedures (ii) procedures regarding short sales in securities recommended for other clients; and (iii) procedures regarding personal trading by the firm’s employees (contained in the Code of Ethics).
Compensation
As of December 31, 2008, there are three pieces of compensation for portfolio managers — base salary, annual bonus and deferred compensation awards. Base salary is reviewed annually and fixed for each year at market competitive levels. Variable bonus and deferred compensation awards are made annually and are based upon individual achievement, over each annual period, of performance objectives established at the beginning of the period. Portfolio managers’ objectives include targets for gross performance above specific benchmarks for all portfolios they manage, including the portfolio. With respect to the portfolio, such benchmarks include the Morgan Stanley U.S. REIT Index and the Dow Jones Wilshire Real Estate Securities Index. Compensation is not based on the level of portfolio assets.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.
Transamerica Efficient Markets VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles			Other Accounts
		Assets		Assets			Assets
Portfolio Manager	Number	Managed	Number	Managed		Number	Managed
Jeff Whitehead	0	$0	3	$82	million	2	$27	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jeff Whitehead	0	$0	0	$0	0	$0
Conflicts of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
As of December 31, 2008, a portfolio manager’s compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA’s stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.
Ownership of Securities
As of the date of this SAI, the portfolio manager did not beneficially own any shares of the portfolio.

Transamerica Federated Market Opportunity VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets
		Managed		Managed		Assets
Portfolio Manager	Number	(millions)	Number	(thousands)	Number	Managed
Steven J. Lehman	3	$1,355.067		$312.441	0	$0
Dana L. Meissner	0	$0	0	$0	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Steven J. Lehman	0	$0	0	$0	0	$0
Dana L. Meissner	0	$0	0	$0	0	$0
Conflicts of Interest
As of December 31, 2008, the sub-adviser for the fund believed, as a general matter, that certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from portfolio trades (“soft dollars”). The sub-adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the fund from being negatively affected as a result of any such potential conflicts.
Compensation
Steven Lehman and Dana L. Meissner are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is calculated based on another account managed by the portfolio manager. IPP is measured on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index). In addition, IPP will also be measured on a 1 calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded. As noted above, Steven Lehman is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.
The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any equity securities in the portfolio.
Transamerica Foxhall Global Conservative VP
Transamerica Foxhall Emerging Markets/Pacific Rim VP
Transamerica Foxhall Global Growth VP
Transamerica Foxhall Global Hard Asset VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles		Other Accounts
		Assets			Assets		Assets
Portfolio Manager	Number	Managed		Number	Managed	Number	Managed
Paul Dietrich	1	$8	million	0	$0	6,548	$608	million
David H. Morton	1	$8	million	0	$0	6,548	$608	million
David Sade	1	$8	million	0	$0	6,548	$608	million

Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Paul Dietrich	0	$0		0	$0	0	$0
David H. Morton	0	$0		0	$0	0	$0
David Sade	0	$0		0	$0	0	$0
Conflicts of Interest
Foxhall and the portfolio managers may carry on substantial investment activities for other funds and client accounts (collectively, “Other Accounts”). As a result, Foxhall and the portfolio managers may have conflicts of interest in allocating their time and activity between the management of the portfolios and the management of Other Accounts. Foxhall and its staff will devote only so much time to the management of the portfolios as in their judgment is necessary and appropriate.
There may be circumstances where Foxhall or the portfolio manager invests a larger percentage of one or more of the Other Accounts’ respective assets than the portfolios’ assets. Foxhall also may consider participation by its Other Accounts in investment opportunities that Foxhall does not intend to invest, or which are contrary to investments made, on behalf of the portfolios, or vice versa. In addition, Foxhall may charge the Other Accounts fees that are lower than those charged to the portfolios.
The investment decisions for the portfolios are made independently from those for other accounts that may be managed by Foxhall. Foxhall and its affiliates may have other clients and other accounts with investment objectives similar to those of the portfolios. Foxhall and its affiliates are permitted to make an investment decision on behalf of the portfolios that differs from decisions made for, or advice given to, such other accounts and clients even though the investment objectives may be the same or similar, provided that Foxhall or its affiliates act in good faith and follow a policy of allocating over a period of time investment opportunities to the portfolios on a basis intended to be fair and equitable relative to such other accounts and clients, taking into consideration the investment policies and investment restrictions to which such other accounts and clients and the portfolios are subject. Neither Foxhall nor its affiliates are obligated to treat the portfolios more favorably than the treatment provided to such other accounts and clients.
Compensation
As of October 31, 2008, a portfolio manager’s compensation is structured in one of two methods. If a portfolio manager is also a principal of the firm, the compensation structure is a percentage of gross revenue collected. The second portfolio manager compensation structure is salary plus bonus based on firm profitability.
Ownership of Securities
As of the date of this SAI, the portfolio managers did not beneficially own any shares of the portfolio strategies.

Transamerica Hanlon Balanced VP
Transamerica Hanlon Growth VP
Transamerica Hanlon Growth and Income VP
Transamerica Hanlon Managed Income VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Sean Hanlon	0	$0	0	$0	7,200	$650,000,000
Donald Williams	0	$0	0	$0	7,200	$650,000,000
Jeff Vogl	0	$0	0	$0	7,200	$650,000,000
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Sean Hanlon	0	$0	0	$0	0	$0
Donald Williams	0	$0	0	$0	0	$0
Jeff Vogl	0	$0	0	$0	0	$0
Conflicts of Interest
Hanlon Investment Management, Inc. (“Hanlon”) has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the firm and the individuals that it employs.
Portfolio managers make investment decisions for each portfolio and account based on the investment objectives, policies, practices and other applicable investment considerations deemed to be relevant. Consequently, portfolio managers may buy or sell securities for one account or portfolio and not for another account or portfolio. If transactions of securities in which Hanlon acts as an investment advisor for a Fund or within accounts where Hanlon has an advisory relationship with a client or clients, require simultaneous consideration, transactions may be aggregated in a manner deemed fair and equitable to all parties in accordance with trading policies and procedures.
Compensation
Portfolio managers at Hanlon are paid salaries and participate in a company profit sharing plan.
Ownership of Securities
As of the date of this SAI, the portfolio managers did not beneficially own any shares of the portfolios.
Transamerica Index 35 VP
Transamerica Index 50 VP
Transamerica Index 75 VP
Transamerica Index 100 VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles			Other Accounts
		Assets		Assets			Assets
Portfolio Manager	Number	Managed	Number	Managed		Number	Managed
Jeff Whitehead	0	$0	3	$82	million	2	$27	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jeff Whitehead	0	$0	0	$0	0	$0

Conflicts of Interest
At AUIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the portfolio, AUIM manages separate accounts for institutions and individuals. AUIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its Management Review Committee. AUIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
As of December 31, 2008, a portfolio manager’s compensation consists of a fixed base salary, a variable performance incentive and certain stock options. The performance incentive is based on the following factors: business results for the AEGON business unit for which the portfolio manager manages an account, total return results for all accounts managed by the portfolio manager, performance in asset-liability management process for the AEGON business unit, performance on developing profitable investment strategy for AEGON, various projects undertaken during the year and AEGON USA annual earnings results. The portfolio manager participates in AEGON USA’s stock-settled stock option plan which typically grants a specified number of options annually. The portfolio manager participates in the sub-adviser’s deferred compensation plan, which is based on the same performance factors as the variable performance incentive compensation but payment of which is spread over a three-year period.
Ownership of Securities
As of December 31, 2008, the portfolio manager did not beneficially own any shares of the portfolios.
Transamerica JPMorgan Core Bond VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(millions)	Number	(millions)	Number	(millions)
Douglas S. Swanson	6	$9,703.47	7	$4,536.63	50	$6,986.52
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Douglas S. Swanson	0	$0	0	$0	0	$0
Transamerica JPMorgan Enhanced Index VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(millions)	Number	(millions)	Number	(millions)
Terance Chen	5	$229.39	6	$572.55	7	$3,460.01
Raffaele Zingone	3	$249.33	2	$777.59	9	$4,494.84
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Terance Chen	0	$0	1	$353.40	4	$878.42
Raffaele Zingone	0	$0	0	$0	2	$2,327.38

Transamerica JPMorgan Mid Cap Value VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(millions)	Number	(millions)	Number	(millions)
Jonathan K.L. Simon	13	$5,576.16	5	$1,038.23	28	$1,647.24
Lawrence Playford	9	$4,968.97	2	$152.72	26	$1,688.66
Gloria Fu	9	$4,968.97	2	$152.72	26	$1,688.66
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jonathan K.L. Simon	0	$0	0	$0	0	$0
Lawrence Playford	0	$0	0	$0	0	$0
Gloria Fu	0	$0	0	$0	0	$0
Conflicts of Interest
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the portfolios (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the portfolios or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the portfolios invest, JP Morgan or its affiliates could be seen as harming the performance of the portfolios for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.
The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation
J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios.

Transamerica Jennison Growth VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets			Assets
		Managed		Managed			Managed
Portfolio Manager	Number	(thousands)	Number	(thousands)	Number		(thousands)
Michael A. Del Balso	11	$6,269,751	5	$745,861	6	[1]	$477,935 [1]
Kathleen A. McCarragher	13	$6,003,870	3	$155,366	36		$3,431,173
Spiros Segalas	15	$13,018,401	2	$153,356	9		$1,370,566
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Michael A. Del Balso	0	$0		0	$0		0	$0
Kathleen A. McCarragher	1	$926,169	[2]	0	$0		0	$0
Spiros Segalas	0	$0		2	$47,492	[2]	1	$22,148	[2]

[1]	Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

[2]	The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
Conflicts of Interest
As of December 31, 2008, the sub-adviser for the fund believed that in managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.

Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.
Compensation
As of December 31, 2008, Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison-managed investment strategies on a tax-deferred basis.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed below in order of importance.
The following primary quantitative factor is reviewed for the portfolio managers:
•	One- and three-year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000 Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;
The qualitative factors reviewed for the portfolio managers may include:
•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.
Transamerica Legg Mason Partners All Cap VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
John Goode	4	$2.86	billion	3	$0.16	billion	34,266	$5.43	billion
Peter Hable	8	$4.01	billion	3	$0.16	billion	34,266	$5.43	billion

Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

John Goode	0	$0		1	$0.01	Billion	0	$0
Peter Hable	0	$0		1	$0.01	Billion	0	$0
Conflicts of Interest
As of December 31, 2008, the sub-adviser believed that potential conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed above.
The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.
Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.
Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.
Related Business Opportunities. The sub-adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.
Compensation
ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.
ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.
Incentive Compensation
Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to

ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).
The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).
The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.
Lastly, the incentive award for an investment professional may also be adjusted by ClearBridge’s Chief Investment Officer and Chief Operating Officer based on other qualitative factors such as contribution to the firm and the development of investment staff.
For ClearBridge’s centralized research professionals, there is an annual incentive compensation plan with a combined scorecard based on portfolio manager questionnaires/surveys, stock picking performance, and contribution to the firm. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.
Deferred Award
Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, one-quarter of this deferral is invested in their primary managed product, one-quarter in a composite portfolio of the firm’s new products, and one-quarter in up to 14 elected proprietary ClearBridge-managed funds. Consequently, portfolio managers potentially could have 50% of their deferred award amount tracking the performance of their primary managed product. The final one-quarter of the deferral is received in the form of Legg Mason restricted stock shares.
For centralized research analysts, one-half of their deferral is invested in up to 14 elected proprietary funds, while one-quarter is invested in the new product composite and the remaining one-quarter is received in the form of Legg Mason restricted stock shares.
Legg Mason then makes a company investment in the proprietary ClearBridge-managed funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees in shares upon vesting over a four year deferral period.
Ownership of Securities
As of December 31, 2008, neither portfolio manager beneficially owned any equity securities in the portfolio.
Transamerica Marsico Growth VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets			Assets
		Managed		Managed			Managed
Portfolio Manager	Number	(millions)	Number	(millions)	Number		(millions)
Thomas F. Marsico	34	$20,690	20	$2,421	145	*	$15,698
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Thomas F. Marsico	0	$0	0	$0	0	$0

*	One of the ‘other accounts’ is a wrap fee platform which includes approximately 23,349 underlying clients for total assets of approximately $5,920mm.
Conflicts of Interest
As a general matter, MCM faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may or may not purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Although MCM does not track the time a portfolio manager spends on a single portfolio, it does assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he is responsible. MCM seeks to manage competing interests for the time and attention of portfolio managers.
The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives or strategies will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.
Compensation
The compensation package for portfolio managers of MCM is structured as a combination of base salary (may be reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on a number of factors including MCM’s overall profitability for the period. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the portfolio manager provides investment advisory services. In receiving compensation such as bonuses, portfolio managers do not receive special consideration based on the performance of particular accounts, and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through salary readjustments and greater participation in the bonus pool. No other special employee incentive arrangements are currently in place or being planned. In addition to salary and bonus, portfolio managers may participate in other MCM benefits to the same extent and on the same basis as other Marsico Capital employees. Portfolio manager compensation comes solely from MCM. In addition, MCM’s portfolio managers typically are offered equity interests in Marsico Management Equity, LLC, which indirectly owns MCM, and may receive distributions on those equity interests.
As a general matter, MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, comparisons with fixed benchmarks may not always be useful. Relevant benchmarks vary depending on specific investment styles and client guidelines or restrictions, and comparisons to benchmark performance may at times reveal more about market sentiment than about a portfolio manager’s abilities. To encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within MCM’s investment team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.
Ownership of Securities
None; MCM’s Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds sub-advised by MCM.

Transamerica MFS High Yield VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
John F. Addeo	14	$3.1	billion	5	$723.5	million	0	N/A
David P. Cole	11	$2.8	billion	2	$127.9	million	0	N/A
Matthew W. Ryan	13	$3.0	billion	5	$1.9	billion	4	$1.7	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

John F. Addeo	0	$0	0	$0	0	$0
David P. Cole	0	$0	0	$0	0	$0
Matthew W. Ryan	0	$0	0	$0	0	$0
Transamerica MFS International Equity VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets			Assets
Portfolio Manager	Number	Managed		Number	Managed		Number	Managed
Daniel Ling (as of 10-1-09)	10	$7.8	billion	1	$152.9	million	24	$5.1	billion
Marcus L. Smith	11	$6.1	billion	1	$104.9	million	26	$4.1	billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Daniel Ling (as of 10-1-09)	0	$0	0	$0	1	$363.9	million*
Marcus L. Smith	0	$0	0	$0	1	$292.3	million*

*	Performance fees for any particular account are paid to MFS, not the portfolio manager, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by MFS.

Conflicts of Interest
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio’s trade allocation policies may give rise to conflicts of interest if the Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of the Portfolio’s investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment.
Compensation
As of October 1, 2009, the MFS portfolio managers’ total cash compensation is a combination of base salary and performance bonus:
Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used (revised as of October 1, 2009):

Portfolio Manager	Benchmark(s)
Marcus L. Smith	FTSE All-World Developed Index
Lipper International Funds
Lipper International Large-Cap Core Funds
Lipper International Large-Cap Growth Funds
MSCI EAFE Index
MSCI Japan Index
MSCI World Index
Standard & Poor’s Europe Pacific Asia Composite LargeMidCap Growth Index
Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios.
Transamerica Munder Net 50 VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Kenneth A. Smith	4	$400,953,568	16	$190,969,078	31	$80,703,900
Mark A. Lebovitz	3	$321,437,894	0	$0	5	$9,481,767
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Kenneth A. Smith	0	$0	0	$0	0	$0
Mark A. Lebovitz	0	$0	0	$0	0	$0
Note: If an account is managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

Conflicts of Interest
Munder Capital’s personnel may be part of portfolio management teams serving numerous accounts for multiple clients of Munder Capital and of its subsidiary Pierce Street Advisors, LLC (“Pierce Street”), as applicable. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers, research analysts and trading desk personnel (collectively, “portfolio management teams”), may provide services for clients of both Munder Capital and Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•	Potential Conflicts Relating to the Interests of Portfolio Management Teams and Munder Capital: Munder Capital and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Munder Capital or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder Capital and/or its affiliates). Munder Capital and Pierce Street may compensate portfolio management team personnel differently depending on the nature of a client’s account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Munder Capital and/or Pierce Street than the Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members (“Advisor Compensatory Accounts”), or if the portfolio management teams makes personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Fund’s trading activity. In addition, a portfolio management team may take a short position in a security on behalf of the Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Munder Capital take a long term position in the same security. The portfolio management team’s use of short sales may be harmful to the performance of other clients that own that security.

•	Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Munder Capital, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Although Munder Capital does not track the time or attention each portfolio manager devotes to his or her advisory accounts, Munder Capital does monitor the performance of all client accounts and periodically assesses whether each portfolio manager has adequate resources to effectively manage all of the accounts for which he or she is responsible.
Munder Capital and Pierce Street have adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder Capital also has established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that Munder Capital, Pierce Street and the portfolio management teams may face. In addition, Munder Capital and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder Capital or Pierce Street, as applicable, in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder Capital periodically review the performance of all portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder Capital or Pierce Street will achieve their intended result.

Compensation
The compensation package for all members of Munder Capital’s portfolio management teams has historically consisted of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of equity ownership. Munder Capital also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan which includes an employer contribution.
Members of Munder Capital’s portfolio management teams are eligible to earn a performance bonus, which is determined annually. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 200% of base salary. Target bonuses for equity analysts typically range from 50 to 150% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 300% or more of salary. In determining portfolio manager bonuses, Munder Capital considers a variety of factors, including qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm’s success, as well as the profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. With respect to each account managed by the portfolio manager, pre-tax performance is measured relative to that account’s benchmark index for the most recent one-year and three-year periods. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm’s success.
Key members of the portfolio management teams are eligible for long-term incentives in the form of restricted shares of Munder Capital Holdings, LLC, the majority partner of Munder Capital. Restricted shares typically vest quarterly over a three-year period. The restricted share grants provide incentive to retain key personnel and serve to align portfolio managers’ interests with those of Munder Capital directly, and, indirectly, the accounts managed by Munder Capital.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.
Transamerica PIMCO Total Return VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(millions)	Number	(millions)	Number	(millions)
Chris P. Dialynas	24	$4,388.55	16	$7,620.40	150	$42,129.25
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Chris P. Dialynas	0	$0	0	$0	15	$5,944.98
Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.
Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.
Compensation
PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.
A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
Ownership of Securities
As of December 31, 2008, the portfolio manager did not beneficially own any equity securities in the portfolio.
Transamerica ProFund UltraBear VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
				Assets		Assets
Portfolio Manager	Number	Assets Managed	Number	Managed	Number	Managed
Todd B. Johnson	177	$24,509,809,588	12	$153,349,055	42	$1,730,261,233
Elisa Petit	54	$1,724,199,919	0	$0	0	$0
Ashwin Joshi	51	$1,666,800,161	0	$0	0	$0
Erik Benke	51	$1,666,800,161	0	$0	0	$0
Rachel L. Ames	54	$1,724,199,919	0	$0	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Todd B. Johnson	0	$0	0	$0	0	$0
Elisa Petit	0	$0	0	$0	0	$0
Ashwin Joshi	0	$0	0	$0	0	$0
Erik Benke	0	$0	0	$0	0	$0
Rachel L. Ames	0	$0	0	$0	0	$0
Conflicts of Interest
Portfolio managers are generally responsible for multiple investment company accounts. As further described below, certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed above for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of December 31, 2008.
In the course of providing advisory services, the sub-adviser may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The sub-adviser also may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the sub-adviser.
The sub-adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the sub-adviser’s clients, such as the portfolio. Thus, the sub-adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The sub-adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.
In addition, the sub-adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the sub-adviser may buy or sell securities or other instruments that the sub-adviser has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the sub-adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The sub-adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. Any Access Person (as such term is defined in Rule 204A-1 under the Investment Advisers Act of 1940, as amended) of the sub-adviser may make security purchases subject to the terms of the sub-adviser’s code of ethics, described below. The sub-adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the sub-adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the sub-adviser. Accordingly, should the sub-adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the sub-adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.
Compensation
ProFund Advisors Portfolio Manager Compensation:
ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates. The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.
Ownership of Securities
As of the date of this SAI, the portfolio managers did not beneficially own any equity securities in the portfolio.
Transamerica T. Rowe Price Equity Income VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(billions)	Number	(millions)	Number	(millions)
Brian C. Rogers	14	$19.9	2	$687.2	9	$511.2
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Brian C. Rogers	0	$0	0	$0	0	$0
Transamerica T. Rowe Price Growth Stock VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(billions)	Number	(millions)	Number	(millions)
P. Robert Bartolo	12	$17.8	1	$131.5	8	$434.3
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

P. Robert Bartolo	0	$0	0	$0	0	$0

Transamerica T. Rowe Price Small Cap VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
Assets
		Managed		Assets		Assets
Portfolio Manager	Number	(millions)	Number	Managed	Number	Managed
Sudhir Nanda	2	$375.5	0	$0	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Sudhir Nanda	0	$0	0	$0	0	$0
Conflicts of Interest
As of December 31, 2008, portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that fund. Consequently, portfolio managers may purchase (or sell) securities for one fund and not another fund. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager’s Compensation” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
Compensation
As of December 31, 2008, portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.
Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g. S&P 500) and an applicable Lipper index (e.g.. Large Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds, of competitive investment managements firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued. All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure is used for all funds managed by the portfolio manager.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios.

Transamerica Templeton Global VP
(TIM)

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Assets Managed
Gary U. Rollé	12	$3,457,180,425	2	$151,847,771	69	$1,200,245,339
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Gary U. Rollé	0	$0	0	$0	0	$0
Conflicts of Interest
At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
Portfolio managers, including the members of the executive team, are remunerated with a combination of base salary, performance-based bonus, and profit sharing or ownership interest. The overall compensation structure is reviewed annually for market competitiveness with an objective of offering compensation structures above the median as compared to our industry peers. For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of an objective and subjective component as further described below:
•	80% Objective-portfolio performance-based calculation; based upon relative rankings of track record and return formula criteria. A portion of the objective component is necessarily subjective taking into account such items as co/multi-management responsibilities; portfolio performance upon assignment; length of time managing portfolio; customized client benchmarks; etc., in determining the portfolio manager’s relative ranking. TIM’s senior management and its board of directors determine the criteria to be used for evaluating how the rankings are determined for each portfolio manager under this objective component.

•	20% Subjective-based upon additional contributions to the firm as a whole and consistent with responsibilities identified on position descriptions—for example, general research contribution, behavioral competencies (e.g. team contributions; decision making capabilities; work ethic), quality of investment ideas, managerial duties outside of core responsibility, as determined by the executive team.
Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.
Ownership of Securities
As of December 31, 2008, the portfolio manager did not beneficially own any shares of equity securities in the portfolio.

(Templeton)

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
		Managed		Managed		Managed
Portfolio Manager	Number	(millions)	Number	(millions)	Number	(millions)
Tina Sadler, CFA	11	$4,358.3	4	$105.7	30	$3,911.3
Antonio T. Docal, CFA	8	$6,189.4	4	$662.1	50	$4,779.2
Gary Motyl, CFA	12	$9,693.1	7	$1,073.8	47	$6,591.5
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Tina Sadler, CFA	0	$0	0	$0	1	$37.6
Antonio T. Docal, CFA	0	$0	1	$68.1	1	$37.6
Gary Motyl, CFA	0	$0	1	$68.1	1	$37.6
Conflicts of Interest
The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The manager and the fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Templeton Investment Counsel, LLC seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
▪	Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

▪	Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

▪	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of Templeton Investment Counsel, LLC.
Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.
Transamerica Third Avenue Value VP

	Registered Investment			Other Pooled Investment
	Companies			Vehicles			Other Accounts
		Assets			Assets				Assets
Portfolio Manager	Number	Managed		Number	Managed		Number		Managed
Curtis Jensen	5	$3	billion	0	$0		4	*	$	*
Kathleen Crawford	4	$1.6	billion	3	$350	million	3	**	$	*	*
Yang Lie	1	$336	million	0	$0		10	***	$	*	**
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Curtis Jensen	0	$0	0	$0	0	$0
Kathleen Crawford	0	$0	0	$0	0	$0
Yang Lie	0	$0	0	$0	0	$0

*	Mr. Jensen manages four accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.

**	Ms. Crawford manages three accounts totaling less than $1 million in a personal capacity and receives no advisory fee for these accounts.

***	Ms. Lie manages ten accounts totaling over $1 million in a personal capacity and receives no advisory fee for these accounts.
Conflicts of Interest
Circumstances may arise under which Third Avenue Management LLC’s (the “Adviser”) determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized by the portfolio. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients’ interests.
Compensation
As of December 31, 2008, each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Sub-Adviser. The bonus is determined in the discretion of senior management of the Sub-Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Sub-Adviser and the contribution of the individual employee.

Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolio.
Transamerica Balanced VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Gary U. Rollé (lead-equity)	12	$3,457,180,425	2	$151,847,771	69	$1,200,245,339
Greg D. Haendel (lead-fixed income)	10	$2,234,811,525	1	$304,147,164	11	$358,948,208
Derek S. Brown (co-fixed income)	3	$912,985,961	0	$0	15	$1,563,937,895
Edward S. Han (co-equity)	7	$415,854,859	0	$0	0	$0
John J. Huber (co-equity)	3	$704,342,888	1	$47,931,056	1	$78,423,676
Peter O. Lopez (co-fixed income)	3	$217,407,608	1	$9,656,024	1	$26,529,462
Erik U. Rollé (co-equity)	3	$738,416,523	1	$9,247,763	0	$0
Brian W. Westhoff (co-fixed income)	7	$416,127,852	0	$0	2	$32,030,243
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Gary U. Rollé (lead-equity)	0	$0	0	$0	0	$0
Greg D. Haendel (lead-fixed income)	0	$0	0	$0	0	$0
Derek S. Brown (co-fixed income)	0	$0	0	$0	0	$0
Edward S. Han (co-equity)	0	$0	0	$0	0	$0
John J. Huber (co-equity)	0	$0	0	$0	0	$0
Peter O. Lopez (co-fixed income)	0	$0	0	$0	0	$0
Erik U. Rollé (co-equity)	0	$0	0	$0	0	$0
Brian W. Westhoff (co-fixed income)	0	$0	0	$0	0	$0
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.
Transamerica Convertible Securities VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Kirk J. Kim (lead)	8	$569,984,623	0	$0	4	$281,359,321
Peter O. Lopez (lead)	3	$217,407,608	1	$9,656,024	1	$26,529,462
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Kirk J. Kim (lead)	0	$0	0	$0	0	$0
Peter O. Lopez (lead)	0	$0	0	$0	0	$0

Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.
Transamerica Equity VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Gary U. Rollé (lead)	12	$3,457,180,425	2	$151,847,771	69	$1,200,245,339
Edward S. Han (co-manager)	7	$415,854,859	0	$0	0	$0
John J. Huber (co-manager)	3	$704,342,888	1	$47,931,056	1	$78,423,676
Peter O. Lopez (co-manager)	3	$217,407,608	1	$9,656,024	1	$26,529,462
Erik U. Rollé (co-manager)	3	$738,416,523	1	$9,247,763	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Gary U. Rollé (lead)	0	$0	0	$0	0	$0
Edward S. Han (co-manager)	0	$0	0	$0	0	$0
John J. Huber (co-manager)	0	$0	0	$0	0	$0
Peter O. Lopez (co-manager)	0	$0	0	$0	0	$0
Erik U. Rollé (co-manager)	0	$0	0	$0	0	$0
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.

Transamerica Equity II VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Gary U. Rollé (lead)	12	$3,457,180,425	2	$151,847,771	69	$1,200,245,339
Edward S. Han (co-manager)	7	$415,854,859	0	$0	0	$0
John J. Huber (co-manager)	3	$704,342,888	1	$47,931,056	1	$78,423,676
Peter O. Lopez (co-manager)	3	$217,407,608	1	$9,656,024	1	$26,529,462
Erik U. Rollé (co-manager)	3	$738,416,523	1	$9,247,763	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Gary U. Rollé (lead)	0	$0	0	$0	0	$0
Edward S. Han (co-manager)	0	$0	0	$0	0	$0
John J. Huber (co-manager)	0	$0	0	$0	0	$0
Peter O. Lopez (co-manager)	0	$0	0	$0	0	$0
Erik U. Rollé (co-manager)	0	$0	0	$0	0	$0
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.
Transamerica Growth Opportunities VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Edward S. Han (lead)	7	$415,854,859	0	$0	0	$0
John J. Huber (lead)	3	$704,342,888	1	$47,931,056	1	$78,423,676
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Edward S. Han (lead)	0	$0	0	$0	0	$0
John J. Huber (lead)	0	$0	0	$0	0	$0
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.

Transamerica Science & Technology VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Kirk J. Kim (lead)	8	$569,984,623	0	$0	4	$281,359,321
Jeffrey J. Hoo (co-manager)	3	$471,064,636	1	$26,452,817	13	$111,965,483
Joshua D. Shaskan (co-manager)	10	$858,046,908	0	$0	44	$369,368,629
Erik U. Rollé (co-manager)	3	$738,416,523	1	$9,247,763	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Kirk J. Kim (lead)	0	$0	0	$0	0	$0
Jeffrey J. Hoo (co-manager)	0	$0	0	$0	0	$0
Joshua D. Shaskan (co-manager)	0	$0	0	$0	0	$0
Erik U. Rollé (co-manager)	0	$0	0	$0	0	$0
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.
Transamerica Small/Mid Cap Value VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Managed
Jeffrey J. Hoo (lead)	3	$471,064,636	1	$26,452,817	13	$111,965,483
Joshua D. Shaskan (co)	10	$858,046,908	0	$0	44	$369,368,629
Thomas E. Larkin, III (co)	0	$0	0	$0	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jeffrey J. Hoo (lead)	0	$0	0	$0	0	$0
Joshua D. Shaskan (co)	0	$0	0	$0	0	$0
Thomas E. Larkin, III (co)	0	$0	0	$0	0	$0
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.

Transamerica U.S. Government Securities VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets
Portfolio Manager	Number	Managed	Number	Managed	Number	Assets Managed
Derek S. Brown (lead)	3	$912,985,961	0	$0	15	$1,563,937,895
Greg D. Haendel (co)	10	$2,234,811,522	1	$304,147,164	11	$358,948,208
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Derek S. Brown (lead)	0	$0	0	$0	0	$0
Greg D. Haendel (co)	0	$0	0	$0	0	$0
Transamerica Value Balanced VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
				Assets
Portfolio Manager	Number	Assets Managed	Number	Managed	Number	Assets Managed
Greg D. Haendel (lead-fixed-income)	10	$2,234,811,522	1	$304,147,164	11	$358,948,208
John J. Huber (lead-equity)	3	$704,342,888	1	$47,931,056	1	$78,423,676
Derek S. Brown (co-fixed-income)	3	$912,985,961	0	$0	15	$1,563,937,895
Scott L. Dinsdale (co-equity)	1	$124,873,872	0	$0	0	$0
Kirk R. Feldhus (co-equity)	2	$313,460,452	1	$8,480,605	0	$0
Brian W. Westhoff (co-equity)	7	$416,127,852	0	$0	2	32,030,243
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Greg D. Haendel (lead-fixed-income)	0	$0	0	$0	0	$0
John J. Huber (lead-equity)	0	$0	0	$0	0	$0
Derek S. Brown (co-fixed-income)	0	$0	0	$0	0	$0
Scott L. Dinsdale (co-equity)	0	$0	0	$0	0	$0
Kirk R. Feldhus (co-equity)	0	$0	0	$0	0	$0
Brian W. Westhoff (co-equity)	0	$0	0	$0	0	$0
Ownership of Securities
As of December 31, 2008, the portfolio managers did not beneficially own any shares of equity securities in the portfolio.
Conflicts of Interest
At TIM, individual portfolio managers may manage multiple accounts for multiple clients. In addition to the sub-advisory management of the Funds, TIM manages separate accounts for institutions and individuals. TIM manages potential conflicts between accounts through its allocation policies and procedures, internal review processes and oversight by senior management and its board of directors. TIM has developed trade allocation policies to address potential conflicts in situations where two or more accounts participate in investment decisions involving the same securities using procedures that it considers to be fair and equitable.
Compensation
TIM portfolio managers, including members of the executive team, are remunerated with a combination of base salary, performance-based bonus and ownership interest. The overall compensation structure is reviewed annually for market competitiveness as compared to its industry peers.
For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management for TIM. There are two weighted components taken into consideration for determining maximum incentive compensation amounts. These total 100% and consist of objective and subjective components further described below:

80% Objective — portfolio performance-based calculation:Performance-Based Calculation: Portfolio performance-based calculation is based on relative rankings of track record and return formula criteria. The objective component will consider such items as weighting of multiple portfolio responsibilities, portfolio performance upon assignment, length of time managing portfolio, determination of appropriate client-guided benchmarks, etc., and will be determined by the TIM Compensation Committee and communicated to Portfolio Managers by the end of the first quarter of each plan year.
Track Record Ownership: Only a stated lead Portfolio Manager or co-Portfolio Manager will be eligible to use the fund or product for bonus purposes. Lead Portfolio Managers and co-Portfolio Managers, for compensation purposes, will be determined by the TIM Compensation Committee and approved by the TIM Board. Eligibility will be determined by the end of the first quarter of each plan year and communicated to the Portfolio Managers.
Universe Determination: The TIM Compensation Committee is responsible for determining the universes to be used for evaluating the rankings for each Portfolio Manager. The universes will be determined by the end of the first quarter of each plan year and communicated to the Portfolio Managers. Rankings will include the higher of two Institutional universes and two Retail universes, each weighted at 50%.
20% Subjective — portfolio performance-based calculation:
The subjective rating will be based upon additional contributions to the firm as a whole and consistent with responsibilities identified in position descriptions. Factors taken into consideration may include, but are not limited to:

•	Sales and marketing efforts to increase the firm’s assets

•	Leadership efforts to promote the development and training of junior investment staff members

•	Accountability; Productivity; Initiative; Job Knowledge; Teamwork; Decision-Making; Work Ethic; Integrity; Adaptability; Communications;

•	General Leadership competencies and managerial duties outside of core responsibility as determined by management.

Subjective considerations will be recommended by the Portfolio Manager’s supervisors and submitted to the TIM Compensation Committee for review and determination.
Key investment personnel have ownership interests in TIM and are evaluated on an annual basis to determine additional allocations of ownership interest. Such interests entitle the owner to quarterly distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time period so as to provide a retention incentive. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at TIM.
Transamerica Van Kampen Active International Allocation VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
				Assets		Assets
Portfolio Manager	Number	Assets Managed	Number	Managed	Number	Managed
Ann D. Thivierge	3	$934,588,893	1	$361,627,016	68	$4,608,351,230
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Ann D. Thivierge	0	$0	0	$0	2	$108,805,628

Transamerica Van Kampen Large Cap Core VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
				Assets		Assets
Portfolio Manager	Number	Assets Managed	Number	Managed	Number	Managed
Dennis P. Lynch	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
David S. Cohen	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Sam G. Chainani	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Alexander T. Norton	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Jason C. Yeung	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Armistead B. Nash	8	$5,785,050,728	0	$0	0	$0
Jason Leder	7	$11,422,782,791	0	$0	7,725	$5,712,412,428
Kevin Holt	7	$11,422,782,791	0	$0	7,725	$5,712,412,428
James Warwick	7	$11,422,782,791	0	$0	7,725	$5,712,412,428
Devin Armstrong	7	$11,422,782,791	0	$0	7,725	$5,712,412,428
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0
Jason Leder	0	$0	0	$0	0	$0
Kevin Holt	0	$0	0	$0	0	$0
James Warwick	0	$0	0	$0	0	$0
Devin Armstrong	0	$0	0	$0	0	$0
Transamerica Van Kampen Mid-Cap Growth VP

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
				Assets		Assets
Portfolio Manager	Number	Assets Managed	Number	Managed	Number	Managed
Dennis P. Lynch	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
David S. Cohen	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Sam G. Chainani	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Alexander T. Norton	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Jason C. Yeung	28	$10,892,613,443	2	$464,242,611	4,376	$3,035,747,363
Armistead B. Nash	8	$5,785,050,728	0	$0	0	$0
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Dennis P. Lynch	0	$0	0	$0	0	$0
David S. Cohen	0	$0	0	$0	0	$0
Sam G. Chainani	0	$0	0	$0	0	$0
Alexander T. Norton	0	$0	0	$0	0	$0
Jason C. Yeung	0	$0	0	$0	0	$0
Armistead B. Nash	0	$0	0	$0	0	$0
Conflict of Interest
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the sub-adviser may receive fees from certain accounts that are higher than the fee it receives from the portfolio, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the portfolio. In addition, a conflict of interest could exist to the extent the sub-adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the sub-adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the sub-adviser manages accounts that engage in short sales of securities of the type in which the portfolio invests, the sub-adviser could be seen as harming the performance of the portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The sub-adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
Compensation
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:

•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Ownership of Securities
As of December 31, 2008, none of the portfolio managers beneficially owned any equity securities in the portfolios that they manage.

APPENDIX E
MORE ON STRATEGIES AND RISKS
ASSET ALLOCATION PORTFOLIOS AS INVESTORS
Some of the portfolios are offered for investment to the asset allocation portfolios described in this prospectus. These asset allocation portfolios may own a significant portion of the assets of the other portfolios. Transactions by the asset allocation portfolios, such as rebalancings or redemptions, may be disruptive to a portfolio. Redemptions by one or more asset allocation portfolios also may have the effect of rendering a portfolio too small effectively to pursue its investment goal, and may also increase the portfolio’s expenses, perhaps significantly.
DIVERSIFICATION
The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio’s assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.
ASSET ALLOCATION FUNDS
The portfolios’ sub-adviser allocates each portfolio’s assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or the portfolio may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.
UNDERLYING FUNDS AND PORTFOLIOS
A portfolio’s ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the portfolio bears. Each underlying fund/portfolio’s performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each portfolio is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, a portfolio may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by a portfolio may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. A portfolio’s investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the portfolio or an underlying fund/portfolio.
INVESTING IN COMMON STOCKS
Stocks may be volatile — their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio’s investments will go up and down.
INVESTING IN PREFERRED STOCK
Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of the company’s common stock, dividends and a fixed share of the proceeds resulting from any liquidation of the company. Preferred stock’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. Preferred stocks may pay fixed or adjustable rates of return. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Preferred stock does not generally carry voting rights.
INVESTING IN CONVERTIBLE SECURITIES
Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company’s common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.
VOLATILITY
The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS
Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

•	CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

•	LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

•	DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond’s term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

•	DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody’s Investors Service (“Moody’s”) and Standard & Poors Ratings Group (“S&P”). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond’s rating. This is virtually certain to cause the bond to drop in price.

•	LOW QUALITY. High-yield/high-risk securities (commonly known as “junk bonds”) have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

•	LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, or if the bond is a type of investment that falls out of favor with investors, the market demand for it may “dry up.” In that case, the bond may be hard to sell or “liquidate” (convert to cash).

INVESTING IN FOREIGN SECURITIES
Foreign securities are investments offered by non- U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

•	CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency’s value drops relative to the dollar, the value of your portfolio shares could drop, too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country’s overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADRs or ADSs. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

•	CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio’s investments in foreign currency denominated securities may reduce the returns of the portfolio.

•	DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

•	LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

•	LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

•	MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

•	LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

•	SETTLEMENT DELAYS. “Settlement” is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

•	HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio’s custodian for holding shares are higher for foreign securities than those of domestic securities.

•	VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

•	POLITICAL OR FINANCIAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

•	DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open, and asset values can change before a transaction occurs.

•	CURRENCY HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio’s currency exposure from one currency to another removes the portfolio’s opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser’s projection of future exchange rates is inaccurate.

•	EMERGING MARKETS RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries. As a result, a portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

DEPOSITARY RECEIPTS
Certain portfolios may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The portfolios may invest in unsponsored Depositary Receipts.
INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES
Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:
DERIVATIVES. Certain portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.
Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are “commodity-linked” or “index-linked” notes. They are sometimes referred to as “structured notes” because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.
A portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

•	MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

•	CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (counterparty) to make required payments or otherwise comply with the contract’s terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

•	LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to sell. Although most of the portfolio’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the portfolio, particularly during periods of market turmoil. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the portfolio is forced to sell these investments to meet redemptions or for other cash needs, the portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•	LEVERAGE RISK. When the portfolio engages in transactions that have a leveraging effect on the portfolio, the value of the portfolio will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the portfolio’s underlying assets or creates investment risk with respect to a larger pool of assets than the portfolio would otherwise have. The portfolio may take on leveraging risk by, among other things, engaging in derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•	LACK OF AVAILABILITY. Suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will engage in derivatives transactions at any time or from time to time. A portfolio’s ability to use derivatives may be limited by certain regulatory and tax considerations.

•	MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio’s interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the lack of correlation with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio’s use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally subject to tax in the same manner as ordinary income when distributed by the portfolio to its shareholders) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS
Hybrid instruments combine elements of derivative contracts with those of another security (typically, a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments may reflect a combination of the risks of investing in securities, derivatives, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.
INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio’s securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the portfolio’s limitations on investing in illiquid securities. If a portfolio’s manager makes the incorrect prediction, the opportunity for loss can be magnified.
INVESTING IN FIXED-INCOME INSTRUMENTS
Some portfolios invest in “Fixed-Income Instruments,” which include, among others:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, including issues by non- government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise (“U.S. Government Securities”);

•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•	mortgage-backed and other asset-backed securities;

•	inflation-indexed bonds issued both by governments and corporations;

•	structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•	delayed funding loans and revolving credit facilities;

•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•	repurchase agreements and reverse repurchase agreements;

•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

•	obligations of international agencies or supranational entities.

The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

•	market risk: fluctuations in market value

•	interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates

•	prepayment or call risk: declining interest rates may cause issuers of securities held by the portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing the portfolio to reinvest in lower yielding securities

•	extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes

•	default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. The portfolio may incur expenses to protect the portfolio’s interest in securities experiencing these events. If the portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the portfolio’s sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the portfolio, or if an issuer of such a security has difficulty meeting its obligations, the portfolio may become the holder of a restructured security or of underlying assets. In that case, the portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.
Some portfolios also may invest in derivatives based on fixed-income instruments.
SOVEREIGN DEBT
Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
INVESTING IN STRUCTURED SECURITIES
Some portfolios may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate rest features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued.
SUBORDINATION RISK
Some portfolios may invest in securities, such as certain structured securities or high-yield debt securities, which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
INVESTING IN WARRANTS AND RIGHTS
Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS
Certain portfolios may invest in when-issued and delayed delivery securities and forward commitments. These involve the risk that the security a portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
INVESTING IN DISTRESSED SECURITIES
Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
ZERO COUPON SECURITIES
Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.
VARIABLE RATE DEMAND INSTRUMENTS
Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT
Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.
INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES
Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.
INVESTING IN UNSEASONED COMPANIES
Unseasoned companies are described as companies that have been in operation less than three years, including the operations of any predecessors. These securities might have limited liquidity and their prices may be very volatile.
INVESTING IN MORTGAGE-RELATED SECURITIES
Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies or government-related fluctuation organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Real estate markets have been particularly affected by the current financial crisis, which has had an adverse effect on mortgage-related securities. Mortgage-related securities are subject to special risks. The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities (such as asset-backed commercial paper).
As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the portfolio may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. The portfolio’s investments in mortgage-related securities are also exposed to prepayment or call risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. This is known as extension risk.
INVESTING IN ASSET-BACKED SECURITIES
Some portfolios may purchase asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-related securities described above, except that asset-backed securities may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.
INVESTING IN REAL ESTATE SECURITIES
Real estate markets have been particularly affected by the financial crisis. Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

•	Declining real estate value;

•	Risks relating to general and local economic conditions;

•	Over-building;

•	Increased competition for assets in local and regional markets;

•	Increases in property taxes;

•	Increases in operating expenses or interest rates;

•	Change in neighborhood value or the appeal of properties to tenants;

•	Insufficient levels of occupancy;

•	Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by management of insurance risks, adequacy of financing available in capital markets, management, changes in applicable laws and government regulations (including taxes) and social and economic trends.
INVESTING IN REAL ESTATE INVESTMENT TRUSTS (“REITS”)
Real estate markets have been particularly affected by the financial crisis. Equity REITs can be affected by any changes in the value of the properties owned. A REIT’s performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants’ failure to pay rent or poor management. A REIT’s performance also depends on the company’s ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.
INVESTING IN OTHER INVESTMENT COMPANIES
To the extent that a portfolio, including an asset allocation portfolio, invests in other investment companies, including exchange-traded funds (“ETFs”), it bears its pro rata share of these investment companies’ expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.
INVESTING IN EXCHANGE-TRADED FUNDS (“ETFS”)
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
INVESTING IN LOANS
Certain portfolios may invest in certain commercial loans, including loans generally known as “syndicated bank loans” by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio’s ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio’s liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution’s interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.
INVESTING IN ASSET-BASED SECURITIES-NATURAL RESOURCES
Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
SWAPS AND SWAP-RELATED PRODUCTS
A portfolio’s sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.
•	COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

•	INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.
A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio’s sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.
There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

•	CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk — hat the seller may fail to satisfy its payment obligations to the portfolio in the event of a default.
ILLIQUID AND RESTRICTED/144A SECURITIES
Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the “1933 Act”). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.
INVESTING IN MASTER LIMITED PARTNERSHIPS (“MLPS”)
Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. Investments in MLPs may, for tax purposes, affect the character of the gain and loss realized by a portfolio and affect the holding period of a portfolio’s assets.
INVESTING IN SPECIAL SITUATIONS
Certain portfolios may invest in “special situations” from time to time. Special situations arise when, in the opinion of a portfolio manager, a company’s securities may be undervalued, then potentially increase considerably in price, due to:

•	A new product or process;

•	A management change;

•	A technological breakthrough;

•	An extraordinary corporate event; or

•	A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio’s investment in a situation.
PORTFOLIO TURNOVER
A portfolio may engage in a significant number of short-term transactions, which may lower portfolio performance. High turnover rate will not limit a manager’s ability to buy or sell securities for these portfolios. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are generally subject to tax in the same manner as ordinary income when distributed by the portfolio to its shareholders.
COUNTRY, SECTOR OR INDUSTRY FOCUS
Unless otherwise stated in a portfolio’s prospectus or SAI, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.
SECURITIES LENDING
Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.
BORROWING
Certain portfolios may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions.

IPOs
Initial Public Offerings (“IPOs”) are subject to specific risks which include, among others:

•	High volatility;

•	No track record for consideration;

•	Securities are less liquid, and

•	Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES
For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.
INTERNET OR INTRANET SECTOR RISK
Certain portfolios may invest primarily in companies engaged in Internet and intranet related activities. The value of such companies is particularly sensitive to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio’s shares may fluctuate more than shares of a portfolio investing in a broader range of industries.
SHORT SALES
A short sale may be effected by selling a security that the portfolio does not own. In order to deliver the security to the purchaser, the portfolio borrows the security, typically from a broker-dealer or an institutional investor. The portfolio later closes out the position by returning the security to the lender. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the loss is potentially unlimited. The portfolio’s use of short sales in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the portfolio held only long positions. The portfolio may be unable to close out a short position at an acceptable price, and may have to sell related long positions at disadvantageous times to produce cash to unwind a short position. Short selling involves higher transaction costs than typical long-only investing.
A short sale may also be effected “against the box” if, at all times when the short position is open, the portfolio contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short. In the event that the portfolio were to sell securities short “against the box” and the price of such securities were to then increase rather than decrease, the portfolio would forego the potential realization of the increased value of the shares sold short.
INVESTMENT STYLE RISK
Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their own businesses, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.
ISSUER-SPECIFIC CHANGES
The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
INVESTMENT STRATEGIES
A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust’s Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

GEOGRAPHIC CONCENTRATION
Because a portfolio may invest a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, a portfolio’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically-diversified portfolios.
INFLATION
A portfolio is subject to the risk that the value of assets or income from the portfolio’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the value of the portfolio’s assets can decline, as can the value of the portfolio’s distributions. This risk is more pronounced for portfolios that invest a substantial portion of their assets in fixed-income securities with longer maturities.

PART C
OTHER INFORMATION
Item 23. Exhibits
List all exhibits filed as part of the Registration Statement.
(a)	Amended and Restated Declaration of Trust (19)

(b)	Bylaws (19)

(c)	Not applicable

(d)	Investment Advisory Agreements
(1)	Investment Advisory Agreement (3)
a.	Investment Advisory Agreement (Schedule A only dated May 1, 2009) (24)

b.	Investment Advisory Agreement (Schedule A only dated July 1, 2009 — Foxhall) (25)

c.	Amendment to Investment Advisory Agreement dated August 1, 2009 (25)

d.	Investment Advisory Agreement (Schedule A only dated October 2, 2009 — Roszel) (to be filed by amendment)

e.	Investment Advisory Agreement (Schedule A only dated November 19, 2009 — Index 35/100) (filed herein)

f.	Investment Advisory Agreement (Schedule A only dated November 20, 2009) (filed herein)
(2)	Sub-Advisory Agreement on behalf of Transamerica Van Kampen Mid-Cap Growth VP (2)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Van Kampen Mid-Cap Growth VP (12)

b.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Van Kampen Mid-Cap Growth VP (15)
(3)	Sub-Advisory Agreement on behalf of Transamerica Federated Market Opportunity VP (2)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Federated Market Opportunity VP (16)

b.	Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica Federated Market Opportunity VP (19)

c.	Amendment dated July 22, 2009 to Sub-Advisory Agreement on behalf of Transamerica Federated Market Opportunity VP (25)
(4)	Sub-Advisory Agreement on behalf of Transamerica BlackRock Large Cap Value VP (15)
a.	Amendment dated November 20, 2009 to Sub-Advisory Agreement on behalf of BlackRock Large Cap Value VP (filed herein)
(5)	Sub-Advisory Agreement on behalf of Transamerica Third Avenue Value VP (2)

(6)	Sub-Advisory Agreement on behalf of Transamerica JPMorgan Core Bond VP (3)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica JPMorgan Core Bond VP (16)
(7)	Sub-Advisory Agreement on behalf of Transamerica T. Rowe Price Small Cap VP (2)

(8)	Sub-Advisory Agreement on behalf of Transamerica Marsico Growth VP (5)

(9)	Sub-Advisory Agreement on behalf of Transamerica Legg Mason Partners All Cap VP (12)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Legg Mason Partners All Cap VP (15)

b.	Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica Legg Mason Partners All Cap VP (19)

c.	Sub-Advisory Agreement dated November 20, 2009 on behalf of Transamerica Focus VP (formerly Legg Mason Partners All Cap VP (filed herein)
(10)	Sub-Advisory Agreement on behalf of Transamerica JPMorgan Mid Cap Value VP (7)

(11)	Sub-Advisory Agreement on behalf of Transamerica Science & Technology VP) (15)

(12)	Sub-Advisory Agreement on behalf of Transamerica Templeton Global VP — Transamerica Investment Management, LLC (15)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Templeton Global VP — Templeton Investment Counsel, LLC (15)
(13)	Sub-Advisory Agreement on behalf of Transamerica American Century Large Company Value VP (4)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica American Century Large Company Value VP (15)

b.	Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica American Century Large Company Value VP (19)

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(14)	Sub-Advisory Agreement on behalf of Transamerica MFS International Equity VP (16)
a.	Amendment dated August 1, 2009 to Sub-Advisory Agreement on behalf of Transamerica MFS International Equity VP (25)
(15)	Sub-Advisory Agreement on behalf of Transamerica Munder Net50 VP (15)

(16)	Sub-Advisory Agreement on behalf of Transamerica Clarion Global Real Estate Securities VP (6)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Clarion Global Real Estate Securities VP (12)
(17)	Sub-Advisory Agreement on behalf of Transamerica PIMCO Total Return VP (3)
a.	Amendment dated July 1, 2009 to Sub-Advisory Agreement on behalf of Transamerica PIMCO Total Return VP (25)
(18)	Sub-Advisory Agreement on behalf of Transamerica Convertible Securities VP and Transamerica Money Market VP (3)

(19)	Sub-Advisory Agreement on behalf of Transamerica Van Kampen Large Cap Core VP and Transamerica Van Kampen Active International Allocation VP (3)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Van Kampen Active International Allocation VP (15)

b.	Amendment dated May 1, 2009 to Sub-Advisory Agreement on behalf of Transamerica Van Kampen Large Cap Core VP and Transamerica Van Kampen Active International Allocation VP (25)
(21)	Sub-Advisory Agreement on behalf of Transamerica T. Rowe Price Equity Income VP and Transamerica T. Rowe Price Growth Stock VP (2)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica T. Rowe Price Equity Income VP and T. Rowe Price Growth Stock VP (12)
(22)	Sub-Advisory Agreement on behalf of Transamerica Capital Guardian Value VP (3)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Capital Guardian Value VP (12)

b.	Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica Capital Guardian Value VP (19)
(23)	Sub-Advisory Agreement on behalf of Transamerica Jennison Growth VP (3)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Jennison Growth VP (15)
(24)	Sub-Advisory Agreement on behalf of Transamerica Small/Mid Cap Value VP (7)

(25)	Sub-Advisory Agreement on behalf of Transamerica U.S. Government Securities VP (3)

(26)	Sub-Advisory Agreement on behalf of Transamerica JPMorgan Enhanced Index VP (3)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica JPMorgan Enhanced Index VP (12)
(27)	Sub-Advisory Agreement on behalf of Transamerica MFS High Yield VP (3)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica MFS High Yield VP (15)

b.	Amendment dated January 1, 2008 to Sub-Advisory Agreement on behalf of Transamerica MFS High Yield VP (19)

c.	Amendment dated August 1, 2009 to Sub-Advisory Agreement on behalf of Transamerica MFS High Yield VP (25)

d.	Sub-Advisory Agreement dated November 20, 2009 on behalf of Transamerica AEGON High Yield Bond VP (formerly Transamerica MFS High Yield VP) (filed herein)
(28)	Sub-Advisory Agreement on behalf of Transamerica Equity VP (3)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Equity VP (15)
(29)	Sub-Advisory Agreement on behalf of Transamerica Growth Opportunities VP and Transamerica Value Balanced VP (5)

(30)	Sub-Advisory Agreement on behalf of Transamerica Equity II VP (6)

(31)	Sub-Advisory Agreement on behalf of Transamerica Balanced VP (7)

(32)	Morningstar Asset Allocation Management Agreement (10)
a.	Amendment to Asset Allocation Management Agreement (12)
(33)	Form of Sub-Advisory Agreement on behalf of Transamerica Strategic Selection Fund (17)

(34)	Sub-Advisory Agreement on behalf of Transamerica Index 50 VP and Transamerica Index 75 VP (19)
a.	Amendment to Sub-Advisory Agreement on behalf of Transamerica Index 35 VP and Transamerica Index 100 VP (filed herein)
(35)	Sub-Advisory Agreement on behalf of Transamerica Efficient Markets VP (21)

(36)	Investing Agreements on behalf of Transamerica Index 50 VP, Transamerica Index 75 VP and Transamerica Efficient Markets VP (19)
a.	Amendment to Investing Agreement (Vanguard) on behalf of Transamerica Index 35 VP and Transamerica Index 100 VP (filed herein)
(37)	Sub-Advisory Agreement on behalf of Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP and Transamerica Foxhall Global Hard Asset VP (25)

(38)	Sub-Advisory Agreement on behalf of Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP (25)

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(39)	Sub-Advisory Agreement on behalf of Transamerica ProFund UltraBear VP (24)

(40)	Sub-Advisory Agreement on behalf of Transamerica BlackRock Dynamic Allocation VP and Transamerica BlackRock Global Allocation (24)

(41)	Investing Agreements on behalf of Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP, Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP (24)

(42)	Sub-Advisory Agreement on behalf of Transamerica Roszel — Moderately Aggressive VP, Transamerica Roszel — Moderate VP and Transamerica Roszel — Moderately Conservative VP (to be filed by amendment)
(e)	Distribution Agreement (2)
(1)	Amendment to Distribution Agreement (16)

(2)	Amended and Restated Distribution Agreement dated November 1, 2007 (19)

(3)	Amendment to Distribution Agreement dated May 1, 2008 (20)

(4)	Updated Schedule I only dated May 1, 2009 (24)

(5)	Updated Schedule I only dated July 1, 2009 — Foxhall (25)

(6)	Updated Schedule I only dated October 2, 2009 — Roszel (to be filed by amendment)

(7)	Updated Schedule I only dated November 19, 2009 — Index 35/100 (filed herein)

(8)	Updated Schedule I only dated November 20, 2009 (filed herein)
(f)	Amended and Restated Trustees’ Deferred Compensation Plan dated April 3, 2008 (19)

(g)	Custodian Agreement (1)
(1)	Amended Fee Schedule dated February 1, 2008 (23)
(h)	(1)	Administrative Services and Transfer Agency Agreement (1)
a.	Amendment to Administrative Services and Transfer Agency Agreement (8)
(2)	Transfer Agency Agreement, as amended through May 1, 2008 (24)

(3)	Expense Limitation Agreement (15)
a.	Amendment to Expense Limitation Agreement dated May 1, 2008 (20)

b.	Amendment to Expense Limitation Agreement dated July 1, 2009 (25)

c.	Updated Schedule A and B only dated May 1, 2009 (24)

d.	Updated Schedule A and B only dated July 1, 2009 — Foxhall (25)

e.	Updated Schedule A and B only dated October 2, 2009 — Roszel (to be filed by amendment)

f.	Updated Schedule A and B only dated November 19, 2009 — Index 35/100 (filed herein)

g.	Updated Schedule A and B only dated November 20, 2009 (filed herein)
(4)	Participation Agreement between TST and Western Reserve Life Assurance Co. of Ohio dated February 27, 1991, as amended (17)
a.	Amendment dated May 1, 2009 (24)
(5)	Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated July 1, 1992, as amended May 1, 2009 (24)

(6)	Participation Agreement with Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company and BlackRock Variable Series Funds, Inc. on behalf of Transamerica BlackRock Global Allocation VP dated May 1, 2009 (24)
(i)	Opinion of Counsel (24)

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	Plan of Distribution under Rule 12b-1
(1)	Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated November 1, 2007 (19)

(2)	Amendment to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 dated May 1, 2008 (20)

(3)	Updated Schedule A only dated May 1, 2009 (24)

(4)	Updated Schedule A only dated July 1, 2009 — Foxhall (25)

(5)	Updated Schedule A only dated October 2, 2009 — Roszel (to be filed by amendment)

(6)	Updated Schedule A only dated November 19, 2009 — Index 35/100 (filed herein)

3

(7)	Updated Schedule A only dated November 20, 2009 (filed herein)
(n)	Multiple Class Plan dated January 22, 2009 (24)

(o)	Reserved

(p)	Code of Ethics
(1)	Joint Code of Ethics dated April 4, 2008 (Adviser and Funds) (19)
SUB-ADVISERS
(2)	Federated Investment Management Company of Pennsylvania (11)

(3)	Columbia Management Advisors, LLC (11)

(4)	Transamerica Investment Management, LLC (11)

(5)	T. Rowe Price Associates, Inc (11)

(6)	Van Kampen Asset Management (11)

(7)	Third Avenue Management LLC (13)

(8)	American Century Investment Management, Inc. (11)

(9)	Munder Capital Management (12)

(10)	ING Clarion Real Estate Securities (11)

(11)	Jennison Associates LLC (11)

(12)	MFS Investment Management (12)

(13)	Pacific Investment Management Company LLC (11)

(14)	J.P Morgan Investment Management, Inc. (11)

(15)	Morgan Stanley Investment Management, Inc. (11)

(16)	Capital Guardian Trust Company (15)

(17)	Templeton Investment Counsel, LLC (11)

(18)	Morningstar Associates, LLC (11)

(19)	ClearBridge Advisors, LLC (16)

(20)	BlackRock Investment Management, LLC (13)

(21)	AEGON USA Investment Management, LLC (19)

(22)	Foxhall Capital Management, Inc. (22)

(23)	Hanlon Investment Management, Inc. (22)

(24)	ProFund Advisors LLC (24)

(25)	Roszel Advisors, LLC (to be filed by amendment)
(q)	Powers of Attorney (18) Power of Attorney for Sandra N. Bane (19) Power of Attorney for David W. Jennings (25)

(1)	Previously filed with Post-Effective Amendment No. 26 to the Registration Statement filed on December 26, 1996 and incorporated herein by reference.

(2)	Previously filed with Post-Effective Amendment No. 36 to the Registration Statement filed on April 27, 1999 and incorporated herein by reference.

(3)	Previously filed with Post-Effective Amendment No. 50 to the Registration Statement filed on April 30, 2002 and incorporated herein by reference.

(4)	Previously filed with Post-Effective Amendment No. 43 to the Registration Statement filed on February 15, 2001 and incorporated herein by reference.

(5)	Previously filed with Post-Effective Amendment No. 56 to the Registration Statement filed on February 28, 2003 and incorporated herein by reference.

(6)	Previously filed with Post-Effective Amendment No. 58 to the Registration Statement filed on October 15, 2003 and incorporated herein by reference.

(7)	Previously filed with Post-Effective Amendment No. 60 to the Registration Statement filed on April 30, 2004 and incorporated herein by reference.

(8)	Previously filed with Post-Effective Amendment No. 62 to the Registration Statement filed on February 25, 2005 and incorporated herein by reference.

(9)	Previously filed with Post-Effective Amendment No. 63 to the Registration Statement filed on April 22, 2005 and incorporated herein by reference.

(10)	Previously filed with Post-Effective Amendment No. 64 to the Registration Statement filed on June 6, 2005 and incorporated herein by reference.

(11)	Previously filed with Transamerica Funds’ Post-Effective Amendment No. 89 to the Registration Statement filed on February 28, 2008 and incorporated herein by reference (File No. 33-02659).

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(12)	Previously filed with Post-Effective Amendment No. 66 to the Registration Statement filed on April 28, 2006 and incorporated herein by reference.

(13)	Previously filed with Transamerica Funds’ Post-Effective Amendment No. 81 to the Registration Statement filed on October 13, 2006 (File No. 33-02659)

(14)	Previously filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed on January 31, 2007 and incorporated herein by reference (File No. 333-136346).

(15)	Previously filed with Post-Effective Amendment No. 67 to the Registration Statement filed on February 28, 2007 and incorporated herein by reference.

(16)	Previously filed with Post-Effective Amendment No. 68 to the Registration Statement filed on April 30, 2007 and incorporated herein by reference.

(17)	Previously filed with Post-Effective Amendment No. 70 to the Registration Statement filed on July 31, 2007 and incorporated herein by reference.

(18)	Previously filed with Post-Effective Amendment No. 71 to the Registration Statement filed on January 31, 2008 and incorporated herein by reference.

(19)	Previously filed with Post-Effective Amendment No. 72 to the Registration Statement filed on April 29, 2008 and incorporated herein by reference.

(20)	Previously filed with Post-Effective Amendment No. 73 to the Registration Statement filed on August 25, 2008 and incorporated herein by reference.

(21)	Previously filed with Post-Effective Amendment No. 74 to the Registration Statement filed on November 10, 2008 and incorporated herein by reference.

(22)	Previously filed with Post-Effective Amendment No. 75 to the Registration Statement filed on December 5, 2008 and incorporated herein by reference.

(23)	Previously filed with Transamerica Funds’ Post-Effective Amendment No. 95 to the Registration Statement filed on February 27, 2009 (File No. 33-02659).

(24)	Previously filed with Post-Effective Amendment No. 80 to the Registration Statement filed on April 30, 2009 and incorporated herein by reference.

(25)	Previously filed with Post-Effective Amendment No. 83 to the Registration Statement filed on August 14, 2009 and incorporated herein by reference.
Item 24. Persons Controlled by or under Common Control with Registrant.
To the knowledge of the Registrant, neither the Registrant nor any series thereof is controlled by or under common control with any other person. The Registrant has no subsidiaries.
Item 25. Indemnification.
Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Registrant’s Declaration of Trust and Bylaws which are incorporated herein by reference.
Pursuant to Rule 484, insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 26. Business and Other Connections of Investment Adviser.
Transamerica American Century Large Company Value VP: Sub-Adviser — American Century Investment Management Inc. (“American Century”)
          American Century is located at 4500 Main Street, Kansas City, Missouri 64111. James Evans Stowers, Jr. is a

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Director; Jonathan Thomas is a Director; Maryanne Roepke is Chief Compliance Officer; Charles A. Etherington is Chief Legal Officer and Senior Vice President; Enrique Chang is President, Chief Executive Officer and Chief Investment Officer; and Jon Zindel is Chief Financial Officer, Chief Accounting Officer and Senior Vice President.
* * *
Transamerica BlackRock Large Cap Value VP: Sub-Adviser — BlackRock Investment Management, LLC (“BlackRock”), Transamerica BlackRock Tactical Allocation VP: Sub-Adviser — BlackRock Financial Management, Inc. (“BlackRock Financial”) Transamerica BlackRock Global Allocation VP: No Sub-Adviser
          BlackRock is located at 800 Scudders Mill Road, Plainsboro, NJ 08536. BlackRock Financial is located at 40 East 52nd Street, New York, NY 10022. Laurence Douglas Fink is Chief Executive Officer; Robert Steven Kapito is President and Vice Chairman; Anne Marie Petach is Chief Financial Officer; Robert Peter Connolly is General Counsel, Secretary and Managing Director; Henrey Gabbay is Managing Director and Chief Administrative Officer; Bartholomew Angelo Battista is Managing Director and Chief Compliance Officer; John Moran Patrick is Managing Director and Treasurer; and Laurence James Carolan and Kevin Michael Klingert are Managing Directors.
* * *
Transamerica Capital Guardian Value VP: Sub-Adviser — Capital Guardian Trust Company (“Capital Guardian”)
Capital Guardian is located at 333 S. Hope Street, Los Angeles, CA 90071. The executive officers include:

Chairman	David I. Fisher
Vice Chair	Nancy J. Kyle
Vice Chair	Eugene P. Stein
President	Andrew F. Barth
Executive Vice President	P. Andrew Stenovec
Senior Vice President & President, PIM Division	John B. Emerson
Senior Vice President	Michael Ericksen
Senior Vice President & Treasurer	Michael A. Felix
Senior Vice President & Senior Counsel	Peter C. Kelly
Senior Vice President	Lianne K. Koeberle
Senior Vice President	Karen A. Miller
Senior Vice President	Robert H. Niethart
Senior Vice President	Theodore R. Samuels
Senior Vice President	Lionel M. Sauvage
Senior Vice President	Eric H. Stern
Senior Vice President	Jill A. Sumiyasu
Senior Vice President	Alan J. Wilson
Director	Victor D. Kohn
Director	Karin L. Larson
Director	Jason M. Pilalas
Director	Marie C. Powell
* * *
Transamerica Clarion Real Estate Securities VP: Sub-Adviser — ING Clarion Global Real Estate Securities, L.P. (“Clarion”)
          Clarion is located at 201 King of Prussia Road, Radnor, PA 19087. Its officers are: T. Ritson Ferguson, Executive Officer/Chief Investment Officer; Jarrett B. Kling, Executive Officer; Stephen J. Furnary, Executive Officer, Steven D. Burton, Executive Officer; and Joseph P. Smith, Executive Officer.
* * *
Transamerica Federated Market Opportunity VP: Sub-Adviser — Federated Equity Management Company of Pennsylvania (“Federated”)

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          Federated is located at Federated Investors Tower, Pittsburgh, PA 15222-3779. It is a subsidiary of Federated Investors, Inc.
          Federated serves as investment adviser to a number of investment companies and private accounts. Total assets under management by Federated and other subsidiaries of Federated Investors, Inc. is approximately $407 billion. The Trustees of Federated, their position with Federated, and, in parenthesis, their principal occupations are as follows: J. Christopher Donahue, Trustee and Chairman (Chief Executive Officer and Trustee, Federated Investors, Inc.; Chairman and Director, Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated MDTA LLC.; Chairman, Passport Research, Ltd.; Trustee, Federated Investment Counseling, Federated Asset Management GmbH (Germany), Federated International Holdings BV (The Netherlands), Federated International Management Limited (Ireland) and Federated Shareholder Services Company; Director, Federated Services Company); John B. Fisher, Trustee, Chief Executive Officer and President (Trustee, Chief Executive Officer and President of Federated Investment Management Company, Federated Advisory Services Company, Federated Global Investment Management Corp., Federated MDTA LLC.; Trustee and President — Investment Research, Federated Investment Counseling; Chief Executive Officer and President, Passport Research, Ltd.); Thomas R. Donahue, Trustee and Treasurer (Trustee, Vice President, Chief Financial Officer and Treasurer, Federated Investors, Inc.; Trustee and Treasurer, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Administrative Services, Inc., Federated Global Investment Management Corp., Federated Investors Trust Company, Federated Services Company and Federated Shareholder Services Company; Trustee and Executive Vice President, Federated Securities Corp.; Director and President, FII Holdings, Inc.; Treasurer, Federated Administrative Services and Passport Research, Ltd.; Trustee, Federated MDTA LLC.); Stephen F. Auth, Executive Vice President (Executive Vice President, Federated Advisory Services Company, Federated Global Investment Management Corp. and Federated Investment Counseling); Mark D. Olson, Trustee (Trustee, Federated Investment Management Company, Federated Advisory Services Company, Federated Investment Counseling, Federated Shareholder Services Company; Partner, Wilson, Halbrook & Bavard, 107 W. Market Street, Georgetown, Delaware 19947). The business address of the Trustees, with the exception of Mark D. Olson, is Federated Investors Tower, Pittsburgh, PA 15222-3779.
          The remaining Officer of Federated is Secretary and Vice President: G. Andrew Bonnewell.
          The business address of each of the Officers of Federated is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of some of the investment advisers to other mutual funds.
* * *
Transamerica Foxhall Global Conservative VP, Transamerica Foxhall Emerging Markets/Pacific Rim VP, Transamerica Foxhall Global Growth VP, Transamerica Foxhall Global Hard Asset VP: Sub-Adviser — Foxhall Capital Management, Inc. (“Foxhall”)
          Foxhall is located at 1613 Duke Street, Alexandria, VA 22314. Its officers and directors are: Paul G. Dietrich, Chairman, Chief Executive Officer, and Co-Chief Investment Officer; Ed Oberholtzer, Director and President; General Crosbie E. Saint, Director; Hayward L. Sawyer, Director; William F. Sittmann, Director; Martin N. Speroni, Director; Myla Chadwick, Chief Operating Officer; Heather J. Leonard, Chief Compliance Officer, Chief Financial Officer and Corporate Secretary; David H. Morton, Chief Research Officer and Co-Chief Investment Officer; David H. Parker, Chief Marketing and Sales Officer; Vicki Smelley, Assistant Corporate Secretary.
* * *
Transamerica Hanlon Balanced VP, Transamerica Hanlon Growth VP, Transamerica Hanlon Growth and Income VP and Transamerica Hanlon Managed Income VP: Sub-Adviser — Hanlon Investment Management, Inc. (“Hanlon”)
          Hanlon is located at 3393 Bargaintown Road, Suite 200, Egg Harbor Township, NJ 08234. Its officers are: Sean Hanlon, Chairman, CEO and Chief Investment Officer; Dierdre A. Downham, Chief Compliance Officer; Donald Williams, Portfolio Manager.
* * *
Transamerica Index 35 VP, Transamerica Index 50 VP, Transamerica Index 75 VP, Transamerica Index 100 VP and Transamerica Efficient Markets VP: Sub-Adviser — AEGON USA Investment Management, LLC (“AUIM”)

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AUIM is located at 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499. Its officers and board of managers and are:
MANAGERS:
          David L. Blankenship
          David M. Carney
          Joel L. Coleman
          Eric B. Goodman
OFFICERS:
Eric B. Goodman, President & Chief Investment Officer
Bradley J. Beman, Executive Vice President — Head of Fixed Income
David L. Blankenship, Executive Vice President and Chief Operating Officer
Josh E. Braverman, Executive Vice President
Kirk W. Buese, Executive Vice President — Private and Structured Finance
David M. Carney, Executive Vice President, Treasurer and Chief Financial Officer
Joel L. Coleman, Executive Vice President — Portfolio Management
Frank E. Collecchia, Executive Vice President
Daniel P. Fox, Executive Vice President — Risk Management
Mark E. Dunn, Senior Vice President
Robert Fitzsimmons, Senior Vice President
Kevin A. Giles, Senior Vice President — New Initiatives
David R. Halfpap, Senior Vice President
Karen E. Hufnagel, Senior Vice President
William L. Hurwitz, Senior Vice President
Calvin W. Norris, Senior Vice President
Eric C. Perry, Senior Vice President
Stephanie M. Phelps, Senior Vice President
James K. Schaeffer, Jr., Senior Vice President
Sarvjeev S. Sidhu, Senior Vice President
Michael B. Simpson, Senior Vice President
Jon L. Skaggs, Senior Vice President
Robert A. Smedley, Senior Vice President
Jeffrey A. Whitehead, Senior Vice President
John F. Bailey, Vice President
James K. Baskin, Vice President
Gregg A. Botkin, Vice President
James K. Cameron, Vice President
Martin Coppens, Vice President
Garry E. Creed, Vice President
Douglas A. Dean, Vice President
Bradley D. Doyle, Vice President
Cindy Eason-Manning, Vice President
Mark D. Evans, Vice President
Julie A. Franklin, Vice President
Scott P. Hassenstab, Vice President
Eric Henderson, Vice President
William J. Henricksen, Vice President
David Hopewell, Vice President
Frederick B. Howard, Vice President
Jon D. Kettering, Vice President
Stephen M. Lempa, Vice President
John D. Marcsik, Vice President
Angela S. Matson, Vice President
Jeremy S. Mead, Vice President
Steven P. Opp, Vice President
Christopher D. Pahlke, Vice President
Michael J. Parrish, Vice President
Mary T. Pech, Vice President
Greg A. Podhajsky, Vice President

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Josua D. Prieskorn, Vice President
Stacey S. Rutledge, Vice President
Michael S. Smith, Vice President
J. Staley Stewart, Vice President
Debra R. Thompson, Vice President
Michael A. Urban, Vice President
Xueqing Wang, Vice President
Douglas A. Weih, Vice President
M. Christina Galligan, Assistant Vice President
Paul J. Houk, General Counsel and Secretary
Jessica L. Cole, Chief Compliance Officer
Clint L. Woods, Assistant Secretary
Daniel Seward, Assistant Treasurer
Stephanie Steele, Assistant Treasurer
* * *
Transamerica Jennison Growth VP: Sub-Adviser — Jennison Associates LLC (“Jennison”)
          Jennison is organized under the laws of Delaware as a single member liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers.
          The business and other connections of Jennison’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 466 Lexington Avenue, New York, New York 10017.

Name and Address	Principal Occupation
Dennis M. Kass	Director, Chairman and Chief Executive Officer, Jennison. Chairman and Manager, Quantitative Management Associates LLC (“QM”). Director, Senior Managing Director and Vice President, Prudential Investment Management, Inc. (“PIM”).

Spiros Segalas	Director, President and Chief Investment Officer, Jennison.

Mehdi A. Mahmud	Director, Vice Chairman, Managing Director and Chief Operating Officer, Jennison.

Kathleen A. McCarragher	Director and Managing Director, Jennison.

Bernard B. Winograd Gateway Center Three, 15th Floor 100 Mulberry Street Newark, NJ 07102	Director, Jennison. Executive Vice President, The Prudential Insurance Company of America (“PICA”). Executive Vice President, Prudential Financial, Inc.

Charles F. Lowrey	Director, Jennison. Executive Vice President, Prudential Investment Management Services LLC. President, Chairman, Chief Executive Officer and Director, PIM. Chairman, Chief Executive Officer and Manager, Prudential Asset Management Holding Company LLC.

Ronald K. Andrews Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102	Director, Jennison. Senior Vice President, Prudential Investments LLC (“PI”). Member, Board of Managers, QM.

Mirry M. Hwang	Secretary, Vice President and Chief Legal Officer, Jennison. Assistant Secretary, Prudential Trust Company.

Joseph M. Carrabes	Executive Vice President, Jennison.

Kenneth Moore	Treasurer, Executive Vice President and Chief Financial Officer, Jennison. Chief Financial Officer, Manager and Vice President, QM. Vice President, PIM. Director, Prudential Trust Company.

Stuart S. Parker	Executive Vice President, Jennison. Senior Vice President, PI. Vice President, QM.

Leslie S. Rolison	Executive Vice President, Jennison. Vice President, QM.

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* * *
Transamerica JPMorgan Enhanced Index VP and Transamerica JPMorgan Mid Cap Value VP: Sub-Adviser — J.P. Morgan Investment Management Inc. (“JPMIM”) — Transamerica JPMorgan Core Bond VP: Sub-Adviser — JPMorgan Investment Advisors Inc. (“JPMorgan”)
          The principal business address of JPMIM is 245 Park Avenue, New York, NY 10167. The principal business address of JPMorgan is 1111 Polaris Parkway, Suite B2, Columbus, OH 43240.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Evelyn V. Guernsey	JPMorgan Investment	Chairperson, President and CEO
President, Director,	Advisors Inc.
Managing Director
George C.W. Gatch	—	—
Director, Managing Director
Seth P. Bernstein	—	—
Global Head of Fixed Income, Managing Director
Lawrence M. Unrein	—	—
Director, Managing Director
Martin R. Porter	—	—
Global Head of Equities, Managing Director
Clive S. Brown	—	—
Director, Managing Director
Scott E. Richter	—	—
Secretary
Joseph K. Azelby	—	—
Director, Managing Director
Paul A. Quinsee	—	—
Director, Managing Director
John H. Hunt	—	—
Director, Managing Director
Richard T. Madsen	—	—
Director, Managing Director
Joseph J. Bertini	—	—
Chief Compliance Officer
* * *
Transamerica Legg Mason Partners All Cap VP: Sub-Adviser — ClearBridge Advisors, LLC (“ClearBridge”)
          ClearBridge , 620 Eighth Avenue, New York, New York 10018, serves as sub-adviser to Transamerica Legg Mason Partners All Cap. The directors and officers are as follows: Peter E. Sundman, President & CEO; Terrence J. Murphy is Chief Operating Officer; Harry D. Cohen is Chief Investment Officer; Barbara Brooke Manning is General Counsel & Chief Compliance Officer; and Mark R. Fetting, and Charles J. Daley are Directors.
* * *
Transamerica Marsico Growth VP: Sub-Adviser — Columbia Management Advisors, LLC (“Columbia”)
          Columbia is located at 100 Federal Street, Boston, MA 02110. Michael A. Jones, Chairman, President, Chief Executive Officer, and Manager; Colin Moore, Chief Investment Officer; Atul Varma, Chief Financial Officer; Kevin Connaughton, Head of Mutual Funds and Manager; Linda J. Wondrack, Chief Compliance Officer.
* * *
Transamerica MFS High Yield VP and Transamerica MFS International Equity VP: Sub-Adviser — MFS Investment Management (“MFS”)

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          MFS is located at 500 Boylston Street, Boston, Massachusetts 02116. The Directors of MFS are Robert C. Pozen, Robert J. Manning, Donald A. Stewart, Jon A. Boscia, and Kevin Dougherty. Mr. Pozen is Chairman of MFS and Chairman of the Board; Mr. Manning is Chief Executive Officer, Chief Investment Officer, and President; Martin E. Beaulieu is Executive Vice President and Director of Global Distribution; Robin A. Stelmach is Executive Vice President and Chief Operating Officer; Maria F. Dwyer is Executive Vice President, Chief Regulatory Officer and Chief Compliance Officer; Elizabeth Petipas is Chief Financial Officer and Treasurer; Mark N. Polebaum is Executive Vice President, General Counsel and Secretary; David A. Antonelli is Executive Vice President, Chief Investment Officer of Non-U.S. and Global Equity Investments and Co-Director of Global Research; Michael W. Roberge is Executive Vice President, Chief Investment Officer of U.S. Investments and Co-Director of Global Research; Kimberly M. Collins, Ethan D. Corey, Daniel W. Finegold, Mitchell C. Freestone, Susan S. Newton, Genevieve D. Pluhowski, and Lisa A. Sheeler are Assistant Secretaries; and Timothy Tierney is Tax Officer and Assistant Treasurer.
* * *
Transamerica Munder Net50 VP: Sub-Adviser — Munder Capital Management (“Munder”)
          Munder, located at 480 Pierce Street, Birmingham, MI 48009, performs investment advisory services for investment companies and institutional and individual investors. The partners of Munder are Munder Capital Holdings, LLC, which owns approximately 95.5% of Munder Capital Management, and Munder Capital Holdings II, LLC, which owns approximately 0.5% of Munder.
          As of December 31, 2007, the ownership of Munder was as follows: Sixty-five Munder Capital employees hold partnership units representing 21.9% of the firm’s value with an opportunity to increase their interest to over 30% (or approximately 35% of the outstanding voting power) within the next five years; Crestview Partners GP, L.P. and its affiliates hold units representing 65.8% of the firm’s value; and other minority-interest investors hold units totaling 12.3% of the firm’s value.
Executive Officers of Munder include:
John S. Adams, Chief Executive Officer and Chief Investment Officer, who also serves as President and Principal Executive Officer of The Munder Funds, President and Chief Investment Officer of Pierce Street Advisors, LLC;
Remi J. Browne, Managing Director, International Equity Team;
Tony Y. Dong, Vice Chairman and Senior Portfolio Manager;
Sharon E. Fayolle, Managing Director, Cash Management, who is also a Registered Representative for Funds Distributor, LLC, an affiliate of Foreside Financial Group, LLC;
James V. FitzGerald, Managing Director of Distribution and Chief Marketing Officer, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;
Peter K. Hoglund, Managing Director, Chief Administrative Officer, who also serves as Vice President and Principal Financial Officer of The Munder Funds, and Chief Administrative Officer of Pierce Street Advisors, LLC;
Anne K. Kennedy, Managing Director, Institutional Investment Services, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC;
Beth Obear, Managing Director, Human Resources;
Peter G. Root, Managing Director, Chief Investment Officer — Fixed Income, who is also a Registered Representative for Funds Distributor, Inc., an affiliate of Foreside Financial Group, LLC; and
Stephen J. Shenkenberg, Managing Director, General Counsel and Chief Compliance Officer, who also serves as Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer of The Munder Funds, General Counsel and Chief Compliance Officer of Pierce Street Advisors, LLC.
* * *
Transamerica PIMCO Total Return VP: Sub-Adviser — Pacific Investment Management Co LLC (“PIMCO”)
PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.

Arnold, Tammie J.	Pacific Investment Mgt Co. LLC	Head, Global Retail Distr	Managing Director
Baker, Brian P.	PIMCO Hong Kong	Account Manager	Managing Director
Balls, Andrew Thomas	PIMCO Europe Limited	Head, Euro Portfolio Mgmt	Managing Director
Benz II, William R.	PIMCO Europe Limited	Head of PIMCO EMEA	Managing Director
Bhansali, Vineer	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director

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Callin, Sabrina C.	Pacific Investment Mgt Co. LLC	StocksPLUS Product Mgr	Managing Director
Cupps, Wendy W.	Pacific Investment Mgt Co. LLC	Head, Product Management	Managing Director
Dawson, Craig A.	Pacific Investment Mgt Co. LLC	Head, Prod Mgmt-Europe	Managing Director
Dialynas, Chris P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
El-Erian, Mohamed A.	Pacific Investment Mgt Co. LLC	CEO & Co-CIO	Managing Director
Flattum, David C.	Pacific Investment Mgt Co. LLC	General Counsel	Managing Director
Gross, William H.	Pacific Investment Mgt Co. LLC	Founder, CIO-Sr Port Mgr	Managing Director
Harris, Brent Richard	Pacific Investment Mgt Co. LLC		Managing Director
Hodge, Douglas M.	PIMCO Japan Limited	Director, Asia Pacific	Managing Director
Holden, Brent L.	Pacific Investment Mgt Co. LLC	Co-Hd of US Acct Mgmt	Managing Director
Ivascyn, Daniel J.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Jacobs IV, Lew W.	Pacific Investment Mgt Co. LLC	Head of Talent Management	Managing Director
Kiesel, Mark R.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Lown, David C.	Pacific Investment Mgt Co. LLC	Technology & Operations	Managing Director
Mather, Scott A.	Pacific Investment Mgt Co. LLC	Head, PM Global Desk	Managing Director
McCulley, Paul A.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
McDevitt, Joseph V.	PIMCO Europe Limited	Head, PIMCO Europe	Managing Director
Mewbourne, Curtis A.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Muzzy, James Frederic	Pacific Investment Mgt Co. LLC	Founder, Head, Bus Dev US	Managing Director
Otterbein, Thomas J.	Pacific Investment Mgt Co. LLC	Co-Hd of US Acct Mgmt	Managing Director
Powers, William C.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Ravano, Emanuele	PIMCO Europe Limited		Managing Director
Schmider, Ernest L.	Pacific Investment Mgt Co. LLC	Head of Funds Admin	Managing Director
Short, Jonathan D.	Pacific Investment Mgt Co. LLC	Head, Inst Bus Dev	Managing Director
Simon, W Scott	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Takano, Makoto	PIMCO Japan Limited	President of PIMCO Japan	Managing Director
Weil, Richard M.	Pacific Investment Mgt Co. LLC	Chief Operating Officer	Managing Director
Worah, Mihir P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Zhu, Changhong	Pacific Investment Mgt Co. LLC	Portfolio Manager	Managing Director
Amey, Mike	PIMCO Europe Limited	Portfolio Manager	Executive VP
Anderson, Joshua M.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Andrews, David S.	Pacific Investment Mgt Co. LLC	Credit Analyst	Executive VP
Beaumont, Stephen B.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Bishop, Gregory A.	Pacific Investment Mgt Co. LLC	Financial Inter Group	Executive VP
Blau, Volker	Germany Fixed Income	Head Insurance	Executive VP
Bodereau, Philippe	PIMCO Europe Limited	Credit Analyst	Executive VP
Bosomworth, Andrew	Germany Fixed Income	Head Munich Port Mgmt	Executive VP
Bridwell, Jennifer S	Pacific Investment Mgt Co. LLC	Mortgage Product Manager	Executive VP
Brittain, WH Bruce	Pacific Investment Mgt Co. LLC	Structured Product Mgr	Executive VP
Clarida, Richard H	Pacific Investment Mgt Co. LLC	Global Strategic Advisor	Executive VP
Conseil, Cyrille R.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Cummings, John B.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Dada, Suhail H.	PIMCO Europe Limited	Head, Middle East Bus Dev	Executive VP
Davies, Mark John	Pacific Investment Mgt Co. LLC	Global Head, Risk Mgmt	Executive VP
De Leon, William G.	Pacific Investment Mgt Co. LLC	EVP, Portfolio Manager	Executive VP
Devlin, Edward	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Durham, Jennifer E.	Pacific Investment Mgt Co. LLC	Chief Compliance Officer	Executive VP
Fisher III, David N.	Pacific Investment Mgt Co. LLC	Global Product Manager	Executive VP
Foong, Hock Meng	PIMCO Asia Pte Ltd	Acct Mgr / Office Head	Executive VP
Fournier, Joseph A.	PIMCO Europe Limited	Account Manager	Executive VP
Fuhrmann, Dorothee J.	PIMCO Europe Limited	Product Manager	Executive VP
Fulford III, Richard F.	PIMCO Europe Limited	Account Manager	Executive VP
Gleason, George Steven	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Gomez, Michael A.	Pacific Investment Mgt Co. LLC	Emerging Market Port Mgr	Executive VP
Graham, Stuart Thomson	PIMCO Canada	Head, PIMCO Canada	Executive VP

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Greer, Robert J.	Pacific Investment Mgt Co. LLC	Real Return Product Mgr	Executive VP
Hally, Gordon C.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Hardaway, John P.	Pacific Investment Mgt Co. LLC	Mgr, Mut Funds Operations	Executive VP
Harumi, Kazunori	PIMCO Japan Limited	Client Svcs — Pension	Executive VP
Holloway Jr., Dwight F.	PIMCO Europe Limited	Account Manager	Executive VP
Hudoff, Mark T.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
King, Stephanie Lorraine	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Lehavi, Yanay	Pacific Investment Mgt Co. LLC	Senior Developer	Executive VP
Lettich, Bruno Joseph	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Louanges, Matthieu	Germany Fixed Income	Head, Port. Business Mgmt	Executive VP
Masanao, Tomoya	PIMCO Japan Limited	Portfolio Manager	Executive VP
McCray, Mark V.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Mead, Robert	PIMCO Australia Pty. Ltd.	Portfolio Manager	Executive VP
Miller, John M.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Millimet, Scott A.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Minaki, Haruki	PIMCO Japan Limited	Head Legal, Japan	Executive VP
Mogelof, Eric J.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Monson, Kristen S.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Moore, James F.	Pacific Investment Mgt Co. LLC	Product Mgr, Pension Spec	Executive VP
Morena, Robert	Pacific Investment Mgt Co. LLC	Head, Inst Bus Dev NY	Executive VP
Murata, Alfred T.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Okun, Eric Alan	Pacific Investment Mgt Co. LLC	Senior Manager	Executive VP
Ong, Arthur Y.D.	Pacific Investment Mgt Co. LLC	Attorney	Executive VP
Ongaro, Douglas J.	Pacific Investment Mgt Co. LLC	Head, Fin Inter Group	Executive VP
Osses, Guillermo Ariel	Pacific Investment Mgt Co. LLC	Emerging Market Analyst	Executive VP
Ozeki, Koyo	PIMCO Japan Limited	Hd, Asian Credit Research	Executive VP
Parikh, Saumil H.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Park, Jung	PIMCO Hong Kong	Business Development	Executive VP
Paulson, Bradley W.	Pacific Investment Mgt Co. LLC	Head Global Legal/Compl.	Executive VP
Philipp, Elizabeth M.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Porterfield, Mark J.	Pacific Investment Mgt Co. LLC	Media & Public Relations	Executive VP
Posch, Brigitte	Pacific Investment Mgt Co. LLC	Portfolio Manager, EM	Executive VP
Rodosky, Stephen A.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Ruthen, Seth R.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Sargent, Jeffrey M.	Pacific Investment Mgt Co. LLC	Chief Admin. Officer EMEA	Executive VP
Schneider, Jerome M	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Spajic, Luke Drago	PIMCO Europe Limited	Head — Pan Euro Credit PM	Executive VP
Stracke, Thibault C.	Pacific Investment Mgt Co. LLC	Co-Head — Credit Research	Executive VP
Streiff, Thomas F.	Pacific Investment Mgt Co. LLC	Product Mgr, Retirement	Executive VP
Strelow, Peter G	Pacific Investment Mgt Co. LLC	Mgr, Mutual Funds Admin	Executive VP
Taborsky, Mark A.	Pacific Investment Mgt Co. LLC	Product Manager, AA	Executive VP
Tarman, Daniel I	Pacific Investment Mgt Co. LLC	Head of Mktg Communctns	Executive VP
Toloui-Tehrani, Ramin	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Tournier, Eve Anne Celine	Pacific Investment Mgt Co. LLC	Portfolio Manager	Executive VP
Tyson, Richard E.	Pacific Investment Mgt Co. LLC	Senior Operations Manager	Executive VP
van Heel, Marc	PIMCO Europe Limited	Head, Bus Dev NLD/BEL	Executive VP
Ward, Jim	Pacific Investment Mgt Co. LLC	Head of Human Resources	Executive VP
Wilson, John F.	PIMCO Australia Pty. Ltd.	Head, Bus Dev Australia	Executive VP
Wilson, Susan L.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Witt, Frank	Germany Fixed Income	Head, Bus Dev DEU/AUT	Executive VP
Wood, George H.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Young, Robert O.	Pacific Investment Mgt Co. LLC	Account Manager	Executive VP
Yu, Cheng-Yuan	Pacific Investment Mgt Co. LLC	Financial Engineer	Executive VP
Afrasiabi, Mark Saied	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
Ahto, Laura A.	PIMCO Europe Limited	Head-Ops,Admin,Euro Funds	Sr. Vice President

13

Anctil, Stacie D.	Pacific Investment Mgt Co. LLC	Pricing Manager	Sr. Vice President
Arora, Amit	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Baburek, Daniel	PIMCO Japan Limited	Portfolio Manager	Sr. Vice President
Beck, Lee Davison	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Berman, Scott Michael	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Berndt, Andreas	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Blair, David James	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
Blomenkamp, Felix	Germany Fixed Income	Head ABS	Sr. Vice President
Blute, Ryan Patrick	PIMCO Europe Limited	Product Manager	Sr. Vice President
Bradshaw, Myles Emmerson Charles	PIMCO Europe Limited	Portfolio Manager	Sr. Vice President
Broadwater, Kevin M.	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
Brown, Erik C.	Pacific Investment Mgt Co. LLC	Tax Manager	Sr. Vice President
Bui, Giang H.	Pacific Investment Mgt Co. LLC	Structured Credit Analyst	Sr. Vice President
Burns, Michael A.	PIMCO Europe Limited	Account Manager	Sr. Vice President
Carnachan, Robert Scott	PIMCO Hong Kong	Asia Ex-Jpn Legal Counsel	Sr. Vice President
Cavalieri, John R.	Pacific Investment Mgt Co. LLC	Product Mgr, Real Return	Sr. Vice President
Chen, Wing-Harn	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
Colter Jr., Eugene Maynard	Pacific Investment Mgt Co. LLC	Head, Messaging & Content	Sr. Vice President
Cressy, Jonathan B.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Damodaran, Kumaran K	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Darling, James	PIMCO Canada	Account Manager	Sr. Vice President
Dorff, David J.	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Dorrian, Peter G.	PIMCO Australia Pty. Ltd.	Head, Remarketing	Sr. Vice President
Eedes, Linda	PIMCO Europe Limited	Account Manager	Sr. Vice President
Emons, Ben	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Feeny, Martin E.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Ferber, Steven Ellis	Pacific Investment Mgt Co. LLC	DC Channel, Business Dev.	Sr. Vice President
Fields, Robert A.	Pacific Investment Mgt Co. LLC	Muni Product Manager	Sr. Vice President
Fisher, Marcellus M.	Pacific Investment Mgt Co. LLC	Manager, Trade Support	Sr. Vice President
Foxall, Julian	PIMCO Australia Pty. Ltd.	Portfolio Manager	Sr. Vice President
Frisch, Ursula T.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Gandolfi, Alessandro	PIMCO Europe Limited	Head, Bus Dev Italy	Sr. Vice President
Garbuzov, Yuri P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Getter, Christopher T.	Pacific Investment Mgt Co. LLC	Product Manager, EM	Sr. Vice President
Giurlani, Gian Luca	PIMCO Europe Limited	European Re-Marketing	Sr. Vice President
Grabar, Gregory S.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Griffiths, John Lawrence	PIMCO Europe Limited	Head of Business Dev — UK	Sr. Vice President
Gross, Jared B.	Pacific Investment Mgt Co. LLC	Product Manager, LDI	Sr. Vice President
Gupta, Sachin	PIMCO Europe Limited	Portfolio Manager	Sr. Vice President
Gupta, Shailesh	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Hasegawa, Tamotsu	PIMCO Japan Limited	Account Manager	Sr. Vice President
Hastings, Arthur J.	Pacific Investment Mgt Co. LLC	Compliance Manager	Sr. Vice President
Hayes, Ray C.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Heimann, Ilan	PIMCO Europe Limited	Product Manager	Sr. Vice President
Helsing, Jeffrey	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Horne, Jonathan Lane	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Hu, Gang	Pacific Investment Mgt Co. LLC	Portfolio Manager, TIPS	Sr. Vice President
Hughes, Mark Alan	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
Hyman, Daniel Herbert	Pacific Investment Mgt Co. LLC	Portfolio Mgr, ABS-MBS	Sr. Vice President
Jann, Juergen	Germany Fixed Income	Co-Head Munich Gbl Desk	Sr. Vice President
Johnson, Nicholas J	Pacific Investment Mgt Co. LLC	Commodity Analyst	Sr. Vice President
Katz, Ulrich	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Keck, Andreas	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Kelly, Benjamin Marcus	PIMCO Australia Pty. Ltd.	Account Manager	Sr. Vice President

14

King Jr., John Stephen	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
Kirkbaumer, Steven P.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Komatsu, Mitsuaki	PIMCO Japan Limited	Head of Compliance	Sr. Vice President
Korinke, Kimberley Grace	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Korinke, Ryan Patrick	Pacific Investment Mgt Co. LLC	Product Manager	Sr. Vice President
Kressin, Thomas	Germany Fixed Income	Co-Head Munich Gbl Desk	Sr. Vice President
Kuhner, Kevin D.	Pacific Investment Mgt Co. LLC	Institutional Direct Mktr	Sr. Vice President
Lackey, Warren M.	Pacific Investment Mgt Co. LLC	Director, Communications	Sr. Vice President
Larsen, Henrik P.	Pacific Investment Mgt Co. LLC	Mgr Fund Administration	Sr. Vice President
LeBrun Jr., Richard R.	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
Li, Ji	Pacific Investment Mgt Co. LLC	MBS/ABS Portfolio Manager	Sr. Vice President
Lian, Chia Liang	PIMCO Asia Pte Ltd	EM Portfolio Manager	Sr. Vice President
Linke, Gordon F.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Loh, John J.	Pacific Investment Mgt Co. LLC	Mgr, Risk Operations	Sr. Vice President
Lopez, Rafael A.	PIMCO Japan Limited	Head Operations, AsiaPac	Sr. Vice President
Ludwig, Steven Charles	Pacific Investment Mgt Co. LLC	Senior Compliance Officer	Sr. Vice President
Mak, Richard	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Martel, Rene	Pacific Investment Mgt Co. LLC	Product Manager	Sr. Vice President
Martin, Scott W.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Meggers, Julie Ann	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Meyn, Cynthia Louise	Pacific Investment Mgt Co. LLC	Senior Operations Manager	Sr. Vice President
Miller Jr., Kendall P.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President
Milo, Davida J.	Pacific Investment Mgt Co. LLC	CRM Platform Manager	Sr. Vice President
Mitchell, Gail	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Mukherji, Raja	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
Mulcahy, Matthew J.	PIMCO Australia Pty. Ltd.	Portfolio Manager	Sr. Vice President
Nambimadom, Ramakrishnan S.	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Nest, Matthew J.	PIMCO Hong Kong	Account Manager	Sr. Vice President
Nicholls, Steven B.	PIMCO Europe Limited	Account Manager	Sr. Vice President
Nieves, Roger O.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
O’Connell, Gillian	PIMCO Europe Limited	Manager of Operations	Sr. Vice President
Okamura, Shigeki	PIMCO Japan Limited	Account Manager	Sr. Vice President
Osborne, Simon Timothy	Pacific Investment Mgt Co. LLC	Trade Compliance	Sr. Vice President
Pagani, Lorenzo P.	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Perez, Keith	Pacific Investment Mgt Co. LLC	Senior Developer	Sr. Vice President
Phillipson, Daniel	PELM	Product Manager	Sr. Vice President
Pimentel, Rudolph	Pacific Investment Mgt Co. LLC	Product Manager	Sr. Vice President
Pittman, David J.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Potthof, Axel	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Prasad, Krishna	PIMCO Europe Limited	Product Manager	Sr. Vice President
Putyatin, Vladyslav	PIMCO Europe Limited	Portfolio Manager	Sr. Vice President
Qu, Wendong	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Reimer, Ronald M.	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Reisz, Paul W.	Pacific Investment Mgt Co. LLC	ST/Stable Value Prod Mgr	Sr. Vice President
Repoulis, Yiannis	PELM	Account Manager	Sr. Vice President
Rice, Thomas Edmund	PIMCO Europe Limited	European Legal Counsel	Sr. Vice President
Rollins, Melody	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Romano, Mark A.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Schaus, Stacy Leigh	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Schulist, Stephen O.	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Schwetz, Myckola	Pacific Investment Mgt Co. LLC	Financial Engineer	Sr. Vice President
Sejima, Toru	PIMCO Japan Limited	Acct Mgr, Clnt Svcs-Pens	Sr. Vice President
Senne, Verena	PELM	L&C Officer	Sr. Vice President
Shaw, Matthew D.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Skobtsov, Ivan	Pacific Investment Mgt Co. LLC	Portfolio Manager	Sr. Vice President

15

Smith, Kenton Todd	Pacific Investment Mgt Co. LLC	ABS/MBS Analyst	Sr. Vice President
Sonner, Michael	Germany Fixed Income	Portfolio Manager	Sr. Vice President
Spalding, Scott M.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Springer, Jeffrey	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Stack, Candice Elizabeth	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Staub, Christian Martin	PIMCO Switzerland LLC	Head, PIMCO Switzerland	Sr. Vice President
Steele, Scott Patrick	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Strauch, Joel Edward	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Theodore, Kyle J.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Thompson, Michael Frazier	PIMCO Europe Limited	Co-Head, Euro Remarketing	Sr. Vice President
Thurston, Powell C.	Pacific Investment Mgt Co. LLC	Structured Product Mgr	Sr. Vice President
Trevithick, Natalie	Pacific Investment Mgt Co. LLC	Invest Grade Corp Trader	Sr. Vice President
Tsubota, Shiro	PIMCO Japan Limited	Client Servicing	Sr. Vice President
Vallarta-Jordal, Maria-Theresa	Pacific Investment Mgt Co. LLC	Attorney	Sr. Vice President
van Akkeren, Marco	Pacific Investment Mgt Co. LLC	Portfolio Manager ABS-MBS	Sr. Vice President
van Bezooijen, Jeroen Teunis Steven	PIMCO Europe Limited	Product Manager, LDI	Sr. Vice President
van Zoelen, Henk Jan	PIMCO Europe Limited	Account Mgr	Sr. Vice President
Viana, David	PIMCO Europe Limited	Int’l Compliance Officer	Sr. Vice President
Wada, Hiromi	PIMCO Japan Limited	Account Manager	Sr. Vice President
Walker, Trent W.	Pacific Investment Mgt Co. LLC	Financial Reporting Mgr	Sr. Vice President
Watchorn, Michael C.	Pacific Investment Mgt Co. LLC	Credit Analyst	Sr. Vice President
White, Timothy C.	Pacific Investment Mgt Co. LLC	Account Manager	Sr. Vice President
Whitton, Bransby M.	PIMCO Asia Pte Ltd	Account Manager	Sr. Vice President
Wild, Christian	Germany Fixed Income	Credit Research Analyst	Sr. Vice President
Wilner, Mitchell W.	Pacific Investment Mgt Co. LLC	High Yield Trader	Sr. Vice President
Yamamoto, Shinichi	PIMCO Japan Limited	Account Manager	Sr. Vice President
Abdikeev, Tamerlan	Germany Fixed Income	Manager, Bus Dev	Vice President
Adatia, Tina	PIMCO Europe Limited	Account Manager	Vice President
Agredano, Carlos	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Akerberg, Oskar	Germany Fixed Income	Portfolio Manager	Vice President
Allamanis, Georgios	PIMCO Europe Limited	Account Manager	Vice President
Althof, Michael	Germany Fixed Income	Portfolio Manager	Vice President
Ananthanarayanan, Mangala V	PIMCO Europe Limited	Account Manager	Vice President
Anochie, Kwame A.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Asay, Susan	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Avancini, Joerg	Germany Fixed Income	Portfolio Manager	Vice President
Bansal, Sharad	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Barnes, Donna E.	Pacific Investment Mgt Co. LLC	FINRA Prin & Compl Mgr	Vice President
Beard, Christopher	PIMCO Australia Pty. Ltd.	Manager, Compliance	Vice President
Benson, Sandra M.	Pacific Investment Mgt Co. LLC	Sr. Corporate Paralegal	Vice President
Ben-Zvi, Kfir Naftali	Pacific Investment Mgt Co. LLC	Portfolio Pricing Analyst	Vice President
Bertolo, Matteo	PIMCO Europe Limited	Account Manager	Vice President
Bierman, Dave H.	Pacific Investment Mgt Co. LLC	Software Developer	Vice President
Boehm, Timo	Germany Fixed Income	Portfolio Manager	Vice President
Bolton, Laurence Edwin	Pacific Investment Mgt Co. LLC	Attorney	Vice President
Boyd, C Robert	Pacific Investment Mgt Co. LLC	Senior Structure Analyst	Vice President
Brandl, Michael	Germany Fixed Income	Portfolio Manager	Vice President
Brenner, Matthew H.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Brons, Jelle	PIMCO Europe Limited	Trading Associate	Vice President
Brune, Christopher P.	Pacific Investment Mgt Co. LLC	Risk Oversight Analyst	Vice President
Burdian, Michael R.	Pacific Investment Mgt Co. LLC	Port Assoc, Collateral	Vice President
Burns, Robert	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Byer, Jeffrey Alan	Pacific Investment Mgt Co. LLC	Fund Development	Vice President
Caltagirone, Christopher	Pacific Investment Mgt Co. LLC	Product Manager	Vice President

16

Cantrill, Elizabeth Davis	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Cheng, Audrey Lee	Pacific Investment Mgt Co. LLC	Attorney	Vice President
Chin, Tracy	PIMCO Australia Pty. Ltd.	Credit Analyst	Vice President
Chipp, William	Pacific Investment Mgt Co. LLC	Global Service Liaison	Vice President
Chopra, Amit	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Clark, Raymond Matthew	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Clarke, James Robert	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Colasuonno, Richard T.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Cooke, Anthony H.	Pacific Investment Mgt Co. LLC	Software Developer	Vice President
Cornelius, Darryl Paul	PIMCO Europe Limited	Product Specialist	Vice President
Cortes Gonzalez, Ana	PIMCO Europe Limited	Portfolio Manager, ABS	Vice President
Cumby III, William Sylvester	Pacific Investment Mgt Co. LLC	Portfolio Manager ABS-MBS	Vice President
Dahlhoff, Juergen	Germany Fixed Income	Credit Research Analyst	Vice President
Danielsen, Birgitte	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Das, Aniruddha	PIMCO Europe Limited	Account Manager	Vice President
David, Evan Allen	Pacific Investment Mgt Co. LLC	Software Development Mgr	Vice President
De Bellis, Mary	Pacific Investment Mgt Co. LLC	Dom Trade Asst Supervisor	Vice President
De Lorenzo, Nicola A.	PIMCO Europe Limited	Business Mgt Associate	Vice President
Dilek, Burcin	Germany Fixed Income	Head Trade Support	Vice President
Dittrich, Hanno	Germany Fixed Income	Head of ACE Compliance	Vice President
Dombrovsky, Anton	Germany Fixed Income	Product Manager	Vice President
Dorsten, Matthew P.	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Dugan, Travis J.	Pacific Investment Mgt Co. LLC	Money Market Specialist	Vice President
Dutta, Manish	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Edler, Vernon	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Edwards, Ben Matthew	PIMCO Europe Limited	Account Manager	Vice President
Ellis, Edward L.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Eltz, Antoinette	PIMCO Europe Limited	Product Manager	Vice President
England, Jason S.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Estep, Bret W.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Evans, Stefanie D.	Pacific Investment Mgt Co. LLC	Sr Mortgage Credit Anlyst	Vice President
Fan, Derek Chung Lee	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Fejdasz, Melissa A.	Pacific Investment Mgt Co. LLC	Contracts Admin Manager	Vice President
Finkenzeller, Thomas	Germany Fixed Income	Portfolio Manager	Vice President
Forsyth, Andrew C.	PIMCO Canada	Head, Bus Dev Canada	Vice President
Fowler, Ellen	Pacific Investment Mgt Co. LLC	Executive Assistant	Vice President
Froehlich, Frank	PELM	Compliance Officer	Vice President
Furusho, Hiroaki	PIMCO Japan Limited	Account Manager	Vice President
Galli, Leandro Jose	PIMCO Europe Limited	Trading Associate	Vice President
Garnett, Andrew David	PIMCO Europe Limited	Regulatory Compliance Mgr	Vice President
Ghosh, Sharad	PIMCO Asia Pte Ltd	Account Manager	Vice President
Gibson, Thomas C.	Pacific Investment Mgt Co. LLC	AIMR Compl Audit Spec	Vice President
Gingrich, Robert M	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Gould, Linda J	Pacific Investment Mgt Co. LLC	Fee Analyst	Vice President
Grady, Myrrha H.	Pacific Investment Mgt Co. LLC	Manager	Vice President
Graves, Zoya Schoenholtz	Pacific Investment Mgt Co. LLC	Global Strategic Mktg&Ad	Vice President
Gruben, Kristin Lynn	Pacific Investment Mgt Co. LLC	Compliance Officer	Vice President
Grzesik, Marco	PELM	Head, Bus Dev France	Vice President
Gu, Haidi	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Haaf, Tim	Germany Fixed Income	Portfolio Manager	Vice President
Haeckl, Tanja	Germany Fixed Income	VP,Head Cash Desk	Vice President
Hagmeier, William Robert	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Hauschild, Matthew Richard	Pacific Investment Mgt Co. LLC	Senior Developer	Vice President
Heravi, Kaveh Christian	Pacific Investment Mgt Co. LLC	Technology Manager	Vice President
Herlan, Hans Joerg	Germany Fixed Income	Portfolio Manager	Vice President

17

Hockswender III, Thomas R.	Pacific Investment Mgt Co. LLC	Senior Developer	Vice President
Hsiang, Hwa-Ming	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Ing, Terrence Liu	Pacific Investment Mgt Co. LLC	Credit Analyst	Vice President
Jacobs, Brian Harold	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Jelenz King, Silvia	PIMCO Europe Limited	Financial Writer	Vice President
Johnson, Eric D	Pacific Investment Mgt Co. LLC	Mutual Fund Admin	Vice President
Johnson, Kelly	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Jones, Jeff	Pacific Investment Mgt Co. LLC	Learning/Ldrshp Dvlpment	Vice President
Jones, Steven L.	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Jordan, Daniel V.	Pacific Investment Mgt Co. LLC	Fin Business Analyst	Vice President
Kakuchi, Tadashi	PIMCO Japan Limited	Portfolio Manager	Vice President
Kam, Damien Joseph	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Karpov, Natalie	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kavafyan, Constance	PIMCO Europe Limited	Acct Manager	Vice President
Kellerhals, Philipp	Germany Fixed Income	Head Quant Strategies	Vice President
Kersman, Alec	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kezelman, Jason M.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kim, Aaron Hyun	Pacific Investment Mgt Co. LLC	Derivatives Attorney	Vice President
Kim, Lisa	Pacific Investment Mgt Co. LLC	Product Engineer	Vice President
Kingston, Rafer Alexander	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Kirkowski, John Jeffrey	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Kishimoto, Yayoi	PIMCO Japan Limited	Account Manager	Vice President
Kohari, Chisato	PIMCO Japan Limited	Credit Analyst	Vice President
Komatsu, Hugo	PIMCO Japan Limited	Manager, Middle Ofc & Ops	Vice President
Kuehne, Stefan	Germany Fixed Income	Portfolio Manager	Vice President
Kumar, Mukund	Pacific Investment Mgt Co. LLC	Sr Developer/Fin Engineer	Vice President
Lang, Eddie F	Germany Fixed Income	Strategic Ops Project Mgr	Vice President
Lee, Alvin Lip Sin	PIMCO Asia Pte Ltd	Mgr, Compliance & Acctg	Vice President
Lee, Robert Ru-Bor	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Leong, Chon-Ian	PIMCO Europe Limited	Alternatives	Vice President
Leong, Foong Ching	PIMCO Asia Pte Ltd	Funds Admin Manager	Vice President
Li, Li	PIMCO Hong Kong	Account Manager	Vice President
Lilly III, Frederick Vivan	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Linder, Astrid	Germany Fixed Income	Product Manager	Vice President
Liwski, Michael V.	Pacific Investment Mgt Co. LLC	Mgr, Client Report & Pres	Vice President
Lofdahl, Christopher F.	Pacific Investment Mgt Co. LLC	Executive Office Team	Vice President
Loh, Cynthia Elizabeth Yue-Ling	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Long, Hui	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Lopez, Joy Lynn	Pacific Investment Mgt Co. LLC	Tax Manager	Vice President
Loriferne, Matthieu Hubert Felix	PIMCO Europe Limited	Credit Analyst	Vice President
Love, David Bernard	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Lowe, Erika Hayflick	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Mandy, Alain	PIMCO Europe Limited	Mgr, Cust, Acct & Fin Rep	Vice President
Manseau Guerdat, Chantal Marie Helene	PIMCO Canada Mgmt	Account Manager	Vice President
Martini, Nadege	Germany Fixed Income	Portfolio Manager	Vice President
Mayershofer, Veronika	Germany Fixed Income	Portfolio Associate	Vice President
Mazzocchi, Bettina Ester Florette	PIMCO Europe Limited	Re Marketing Account Mgr	Vice President
McCann, Patrick Murphy	Pacific Investment Mgt Co. LLC	Global Operations	Vice President
Merz, Frederic	Germany Fixed Income	Portfolio Manager	Vice President
Metsch, Mark E.	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Micali, Carlo	PELM	Account Manager	Vice President
Mierau, Kristion T.	Germany Fixed Income	Portfolio Manager	Vice President

18

Mieth, Roland	PIMCO Asia Pte Ltd	Portfolio Manager, EM	Vice President
Mittal, Mohit	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Moeljanto, Lanny H.	Pacific Investment Mgt Co. LLC	Manager	Vice President
Molloy, Carol	PIMCO Australia Pty. Ltd.	Account Manager	Vice President
Morrison, John Edward	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Muehlethaler, Jeffrey Charles	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Murano, Yuko	PIMCO Japan Limited	HR Manager	Vice President
Nabors, Robin	Pacific Investment Mgt Co. LLC	Sr. HR Generalist	Vice President
Ng, Albert K.	Pacific Investment Mgt Co. LLC	Senior Programmer	Vice President
Nguyen, Tommy D.	PIMCO Europe Limited	Account Manager	Vice President
Nojima, Sachiko	PIMCO Japan Limited	Manager, Operations	Vice President
Norris, John F.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Nunziata, Cristina	PIMCO Europe Limited	Account Manager	Vice President
Okuma, Sachiko	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Olazabal, Joshua A	Pacific Investment Mgt Co. LLC	Executive Office Team	Vice President
Oliva, Jennifer Lynn	Pacific Investment Mgt Co. LLC	Manager	Vice President
Ollenburger, Loren P.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Otterbein, Marie S.	Pacific Investment Mgt Co. LLC	Spvsr Producer Group	Vice President
Padmanabhan, Lalantika	Pacific Investment Mgt Co. LLC	Structured Credit Assoc	Vice President
Parikh, Bijal Y.	Pacific Investment Mgt Co. LLC	Manager	Vice President
Pejavar, Sheila M.	PIMCO Europe Limited	Account Manager	Vice President
Perez, Iohan	Germany Fixed Income	Portfolio Manager	Vice President
Pont, Nicholas James	PIMCO Europe Limited	Remarketing Acct Manager	Vice President
Price, Rosamond Jane	PIMCO Europe Limited	Remarketing Acct Manager	Vice President
Pricer, Jesse L.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Putnicki, Matthew S	Pacific Investment Mgt Co. LLC	Global Product Associate	Vice President
Qiao, Yi	Germany Fixed Income	Portfolio Manager	Vice President
Qiu, Ying	Pacific Investment Mgt Co. LLC	Portfolio Manager,ABS-MBS	Vice President
Rahari, Pierre-Yves	PIMCO Europe Limited	Manager, Shareholder Svcs	Vice President
Rahman, Lupin	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Ratner, Joshua D.	Pacific Investment Mgt Co. LLC	Attorney	Vice President
Reimer, Danelle J.	Pacific Investment Mgt Co. LLC	Trading Floor Manager	Vice President
Riendeau, Kevin	PIMCO Japan Limited	Business Manager	Vice President
Rogers, William A.	Pacific Investment Mgt Co. LLC	Structured Products Serv	Vice President
Ronnie, Stephen	Germany Fixed Income	Portfolio Manager	Vice President
Rowe, Cathy T.	Pacific Investment Mgt Co. LLC	Administrative Port Mgr	Vice President
Rudolph, Lynn	Pacific Investment Mgt Co. LLC	Sr. HR Generalist	Vice President
Sakane, Yoshiyuki	PIMCO Japan Limited	Account Manager	Vice President
Salastekar, Deepa A	Pacific Investment Mgt Co. LLC	ABS/MBS Product Manager	Vice President
Scherzinger, Marion	Germany Fixed Income	Credit Research Analyst	Vice President
Schnatterer, Monika	Germany Fixed Income	Portfolio Associate	Vice President
Schuetz, Patricia Ann	PIMCO Europe Limited	Account Manager	Vice President
Schultes, Adrian O.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Schwab, Gerlinde	Germany Fixed Income	Portfolio Manager	Vice President
Schwab, Stephen D.	Pacific Investment Mgt Co. LLC	Head of DC Sales Support	Vice President
Scibisz, Iwona E.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Scorah, Ian	PIMCO Europe Limited	Legal Counsel	Vice President
Seksaria, Rahul M.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Sesay, Therenah	Pacific Investment Mgt Co. LLC	Mgr Account Associate	Vice President
Shah, Sapna Kiran	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Sheehy, Erica H.	Pacific Investment Mgt Co. LLC	Compliance	Vice President
Shepherd, Julie M.	Pacific Investment Mgt Co. LLC	Manager, AM Support	Vice President
Shiroyama, Taro	PIMCO Japan Limited	Account Manager	Vice President
Singal, Alka	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Somersan-Coqui, Aylin	PELM	Account Manager	Vice President

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Soto, Alyssa Michele	Pacific Investment Mgt Co. LLC	Manager	Vice President
Spandri, Tobias	Germany Fixed Income	Portfolio Manager	Vice President
Spicijaric, Jennifer N.	Pacific Investment Mgt Co. LLC	Cash Manager	Vice President
Stauffer, Christina	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Stravato, Richard	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Struc, Alexandru	PIMCO Europe Limited	Portfolio Manager	Vice President
Sun, Hao	PIMCO Hong Kong	Account Manager	Vice President
Suo, Yuanyuan	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Suskind, Donald W.	Pacific Investment Mgt Co. LLC	Product Manager	Vice President
Takeuchi, Ichiro	PIMCO Japan Limited	Account Manager	Vice President
Takizuka, Hikaru	PIMCO Japan Limited	Compliance Manager	Vice President
Tam, Joe	Pacific Investment Mgt Co. LLC	Manager	Vice President
Taro, Maryam	Pacific Investment Mgt Co. LLC	Manager	Vice President
Telish, Christine M.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Terry, Michael A.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Tersin, Dominique	PIMCO Europe Limited	Trade Assistant	Vice President
To, Steven P.	Pacific Investment Mgt Co. LLC	Software Development Mgr	Vice President
Tomlinson, Brian	Germany Fixed Income	Portfolio Manager	Vice President
Traber, Eva-Maria	Germany Fixed Income	Portfolio Associate	Vice President
Tran, Loc Khanh	Pacific Investment Mgt Co. LLC	Sr Database Administrator	Vice President
Tredwell, Alonzo S.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Trovato, Michael J.	PIMCO Europe Limited	Account Mgr., Middle East	Vice President
Tse, Koonnang Colin	PIMCO Europe Limited	Account Manager	Vice President
Tzemach, Yael Gayle	Pacific Investment Mgt Co. LLC	EM Product Manager	Vice President
Upadhyay, Nishant	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Vames, Steven D.	Pacific Investment Mgt Co. LLC	Writer	Vice President
Van De Zilver, Peter A.	Pacific Investment Mgt Co. LLC	Financial Engineer	Vice President
Veit, Konstantin	PIMCO Europe Limited	Trading Associate	Vice President
Velasco, Christine Ann	Pacific Investment Mgt Co. LLC	Manager	Vice President
Velicer, Erik A.	PIMCO Europe Limited	Manager	Vice President
von der Linden, Greg	Pacific Investment Mgt Co. LLC	VP Staffing	Vice President
Walenbergh, Mark	PIMCO Europe Limited	Account Manager	Vice President
Walsh, Lauren Rita	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Walther, Kasten	Germany Fixed Income	Portfolio Manager	Vice President
Warner IV, Hansford B.	Pacific Investment Mgt Co. LLC	Credit Structure Analyst	Vice President
Watford, Charles	PIMCO Europe Limited	Credit Research Analyst	Vice President
Weinberger, Michele Deborah	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Wendler IV, Paul Frederick	Pacific Investment Mgt Co. LLC	Middle Office Manager	Vice President
Werber, Keith Adam	Pacific Investment Mgt Co. LLC	Cash Desk Manager	Vice President
Whitewolf, Lance E.	Pacific Investment Mgt Co. LLC	Funds Statistics	Vice President
Wildermuth, Paul T.	Pacific Investment Mgt Co. LLC	Manager	Vice President
Wildforster, Kai	Germany Fixed Income	Portfolio Manager	Vice President
Williams III, Charles A	Pacific Investment Mgt Co. LLC	Office Services & Support	Vice President
Williams, Jason A.	Pacific Investment Mgt Co. LLC	Trader	Vice President
Winters, Kevin Michael	Pacific Investment Mgt Co. LLC	Account Manager	Vice President
Wittkop, Andrew T.	Pacific Investment Mgt Co. LLC	Portfolio Manager	Vice President
Wolf, Greggory S.	Pacific Investment Mgt Co. LLC	Shareholder Svcs Manager	Vice President
Wong, Tammy Nguyen	Pacific Investment Mgt Co. LLC	CRM Functional Lead	Vice President
Xu, Jianghua	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Yang, Jing	Pacific Investment Mgt Co. LLC	Structured Credit Assoc	Vice President
Yasnov, Vadim Igorevich	Pacific Investment Mgt Co. LLC	Financial Engr/Developer	Vice President
Yildiz, Sadettin	Germany Fixed Income	Portfolio Manager	Vice President
Yip, Jonathan	Pacific Investment Mgt Co. LLC	Credit Analyst	Vice President
Yoon, Kenneth G.	Pacific Investment Mgt Co. LLC	Manager	Vice President
Yu, Anna W.	Pacific Investment Mgt Co. LLC	Account Manager	Vice President

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Yu, Walter	Pacific Investment Mgt Co. LLC	Senior Software Developer	Vice President
Zerner, Mary Alice	PIMCO Europe Limited	Head of Mktg Comm	Vice President
Zhang, Ji Sheng	Germany Fixed Income	Portfolio Manager	Vice President
* * *
Transamerica ProFund UltraBear VP: Sub-Adviser — ProFund Advisors, LLC (“ProFund Advisors”)
          ProFund Advisors is located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. Its officers are: Michael L. Sapir, Chief Executive Officer; Louis M. Mayberg, President; William E. Seale, Chief Economist; Timothy N. Coakley, Chief Financial Officer; Victor M. Frye, Chief Compliance Officer; Todd B. Johnson, Chief Investment Officer.
* * *
Transamerica Asset Management, Inc. (“TAM”)
          TAM, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is principally engaged in offering investment advisory services. The only businesses, professions, vocations or employments of a substantial nature of John K. Carter, Christopher A. Staples, and Dennis P. Gallagher, directors of TAM, are described in the Statement of Additional Information under the section entitled “Management of the Trust.” Additionally, the following describes the principal occupation of other persons who serve as executive officers of TAM: Karen D. Heburn is Senior Vice President, Chief Financial Officer and Treasurer of TAM and Senior Vice President and Treasurer of Transamerica Fund Services, Inc. (“TFS”) and other related entities; Joseph P. Carusone is Senior Vice President of TAM and TFS; and Rick B. Resnik is Senior Vice President and Chief Compliance Officer of TAM.
* * *
Transamerica Templeton Global VP: Co-Sub-Adviser — Templeton Investment Counsel, LLC (“Templeton”)
          Templeton is located at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394. The executive officers of Templeton are as follows: Donald F. Reed, Chairman & CEO; Gary P. Motyl, President; Madison S. Gulley, Executive Vice President; Gregory E. McGowan, Executive Vice President; Tracy A. Harrington, Sr. Vice President — Institutional Marketing Support; Charles R. Hutchens, Sr. Vice President & Director Client Services; Leslie M. Kratter, Sr. Vice President; Peter A. Nori, Executive Vice President & Portfolio Manager — Research Analyst; Cindy L. Sweeting, Executive Vice President & Director of Research; Edgerton T. Scott, Sr. Vice President; Antonio Docal, Sr. Vice President; Michael J. Corcoran, Vice President & Controller; Timothy S. Stearns, Chief Compliance Officer; Guang Yang, Sr. Vice President; John C. Bailey, Jr.,Vice President- Institutional Sales; Mark F. Binnion, Vice President- Institutional Relationship Manager; Terry M. Buckley, Vice president- Institutional Sales; Michael J. Corcoran, Vice President & Controller; Cristina Elias, Vice President- Institutional Relationship Manager; Robert C. Hays, Vice President- Institutional Sales; Tina M. Sadler, Vice President/ Portfolio Manager- Research Analyst; Sandra A. Schoren-Testa, Vice President- Institutional Relationship Manager; Ann M. Ulrich, Vice President- Institutional Relationship Manager; Kimberly Novotny, Vice President and Assistant Secretary; Lori Ann Weber, Vice President and Assistant Secretary; Jeane S.F. Wong, Vice President- Institutional Relationship Manager; Craig S. Tyle, Chief Legal Officer; Mark L. Constant, Treasurer; Robert C. Rosselot, Vice President and Secretary. Additional Vice Presidents: Mark Mobius, Aliva S. Gordon, David P. Goss, Rupert H. Johnson, Jr., Edward L. Geary. Chief Executive Officer — Finance and Administration: Laura F. Fergurson.
* * *
Transamerica T. Rowe Price Equity Income VP, Transamerica T. Rowe Price Small Cap VP and Transamerica T. Rowe Price Growth Stock VP: Sub-Adviser — T. Rowe Price Associates, Inc. (“T. Rowe”)
          T. Rowe is located at 100 East Pratt Street, Baltimore, Maryland 21202. Directors of T. Rowe are: Edward C. Bernard; James A.C. Kennedy; Mary J. Miller; and Brian C. Rogers.
* * *
Transamerica Third Avenue Value VP: Sub-Adviser — Third Avenue Management LLC (“Third Avenue”)
          Third Avenue, a Delaware Limited Liability Company, is located at 622 Third Avenue, New York, New York, 10017. The parent company of Third Avenue is Third Avenue Holdings Delaware LLC, approximately 60% of the

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interests of which is indirectly owned by Affiliated Managers Group, Inc. and the remaining approximately 40% of which is owned by the senior management and certain key employees of the sub-adviser and the adult children of Martin J. Whitman. The officers of Third Avenue are Martin J. Whitman, Co-Chief Investment Officer of Third Avenue; Chairman of Third Avenue Trust; Chairman of Third Avenue Variable Series Trust; Member of the Board of Directors of Nabors Industries, Inc.; David M. Barse, President and CEO of Third Avenue; President, CEO and Trustee of Third Avenue Trust; Chief Executive Officer of M.J. Whitman LLC, and Director of Covanta Corporation; Vincent J. Dugan, Chief Financial Officer of Third Avenue, M.J. Whitman LLC, Third Avenue Trust and Third Avenue Variable Series Trust. Willard J. Hall, General Counsel and Secretary of Third Avenue, Third Avenue Trust, Third Avenue Variable Series Trust and M.J. Whitman LLC.
* * *
Transamerica Balanced VP, Transamerica Convertible Securities VP, Transamerica Equity VP, Transamerica Equity II VP, Transamerica Growth Opportunities VP, Transamerica Money Market VP, Transamerica Science & Technology VP, Transamerica Small/Mid Cap Value VP, Transamerica U.S. Government Securities VP, Transamerica Value Balanced VP and Transamerica Strategic Selection Fund (inactive): Sub-Adviser — Transamerica Investment Management, LLC (“TIM”). TIM is also Co-Sub-Adviser of Transamerica Templeton Global VP.
          TIM is located at 11111 Santa Monica Blvd., Suite 820, Los Angeles, California, 90025. The officers are Gary U. Rollé, Chief Executive Officer, Chief Investment Officer and Board Member; David W. Lubchenco, Principal and Managing Director; Bradley C. Slocum, Principal and Managing Director; Travis S. Weimer, Vice President and Chief Financial Officer; Ann Marie Swanson, Vice President, Secretary, Chief Compliance Officer and General Counsel; Todd M. Bergen, Board Member; John K. Carter, Board Member; Jeffrey A. McCroy, Board Member; and Mark W. Mullin, Board Member.
* *
Transamerica Van Kampen Mid-Cap Growth VP: Sub-Adviser — Van Kampen Asset Management (“Van Kampen”); Transamerica Van Kampen Large Cap Core VP and Transamerica Van Kampen Active International Allocation VP: Sub-Adviser — Morgan Stanley Investment Management Inc. (doing business as Van Kampen)
          Morgan Stanley Investment Management Inc., doing business as Van Kampen, is located at 522 Fifth Avenue, New York, NY 10036. The directors and principal officers are listed below.

NAME AND POSITION WITH MORGAN
STANLEY INVESTMENT MANAGEMENT INC.	OTHER SUBSTANTIAL BUSINESS, PROFESSION, OR VOCATION
Randy Takian — Managing Director and President	President and Principal Executive Officer of the Morgan Stanley Retail and Institutional Funds; President and Chief Executive Officer of Morgan Stanley Services Company Inc.; Managing Director of Morgan Stanley Investment Advisors Inc.; Director of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc.

Stuart Bohart — Managing Director and Director	President; Managing Director and Director of Morgan Stanley Investment Advisors Inc.; Managing Director of Van Kampen Advisors Inc. and Van Kampen Asset Management; President of Morgan Stanley Distribution Inc

Amy R. Doberman — Managing Director and Secretary	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management

Dennis F. Shea — Managing Director and Chief Investment Officer — Global Equity Group	Managing Director and Chief Investment Officer- Global Equity Group of Morgan Stanley Investment Management

Kevin Klingert — Managing Director and Chief Operating Officer of the Global Fixed Income Group	Managing Director and Chief Operating Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. Head of Global Liquidity Credit Research of Morgan Stanley Investment Management. Managing Director of Morgan Stanley Investment Advisors Inc.

Carsten Otto — Managing Director	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds.

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NAME AND POSITION WITH MORGAN
STANLEY INVESTMENT MANAGEMENT INC.	OTHER SUBSTANTIAL BUSINESS, PROFESSION, OR VOCATION
Mary Ann Picciotto — Executive Director and Chief Compliance Officer	Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Van Kampen Asset Management, Van Kampen Investments Inc., Van Kampen Investor Service Inc. and Van Kampen Advisors Inc.

Kenneth Castiglia — Managing Director, Chief Financial Officer and Treasurer	Managing Director, Chief Financial Officer and Treasurer of Morgan Stanley Investment Management
Item 27. Principal Underwriter
(a)	Transamerica Capital, Inc. (“TCI”) is the principal underwriter for TST. TCI, whose address is 4600 South Syracuse Street, Denver, Colorado 80237-2719, currently serves as principal underwriter for the separate accounts of other affiliated Insurance Companies.

(b)	Directors and Officers of TCI:

			Positions and Offices with
Name	Location	Positions and Offices with Underwriter	Registrant
Mark W. Mullin	(1)	Director	N/A
Lon J. Olejniczak	(1)	Director and Chief Executive Officer	N/A
John T. Mallet	(1)	Director	N/A
Michael Brandsma	(2)	Director, President and Chief Financial Officer	N/A
Blake S. Bostwick	(2)	Chief Operations Officer	N/A
David R. Paulsen	(2)	Executive Vice President	N/A
Anne M. Spaes	(3)	Executive Vice President and Chief Marketing Officer	N/A
Michael G. Petko	(2)	Executive Vice President	N/A
Frank A. Camp	(1)	Secretary	N/A
Courtney John	(2)	Vice President and Chief Compliance Officer	N/A
Linda Gilmer	(1)	Vice President	N/A
Karen D. Heburn	(4)	Vice President	N/A
Dennis P. Gallagher	(4)	Assistant Vice President	Vice President, General Counsel and Secretary
Elizabeth Belanger	(6)	Assistant Vice President	N/A
Kyle A. Keelan	(4)	Assistant Vice President	N/A
John Fischer	(4)	Assistant Vice President	N/A
Amy J. Boyle	(4)	Assistant Vice President	N/A
Clifton W. Flenniken, III	(5)	Assistant Vice President	N/A
Wesley J. Hodgson	(2)	Assistant Vice President	N/A
Christy Post-Rissin	(4)	Assistant Vice President	N/A
Brenda L. Smith	(4)	Assistant Vice President	N/A
Darin D. Smith	(1)	Assistant Vice President	N/A
Arthur D. Woods	(4)	Assistant Vice President	N/A
Tamara D. Barkdoll	(2)	Assistant Secretary	N/A
Erin K. Burke	(1)	Assistant Secretary	N/A
Amy Angle	(3)	Assistant Secretary	N/A

(1)	4333 Edgewood Road, N.E., Cedar Rapids, IA 52499-0001

(2)	4600 S. Syracuse Street, Suite 1100, Denver, CO 80237-2719

(3)	400 W. Market Street, Louisville, KY 40202

(4)	570 Carillon Parkway, St. Petersburg, FL 33716

(5)	1111 N. Charles Street, Baltimore, MD 21202

(6)	4 Manhattanville Road, Purchase, NY 10577
Item 28. Location of Accounts and Records.
The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of

23

Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc. at their offices at 570 Carillon Parkway, St. Petersburg, Florida 33716, or at the offices of the Fund’s custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.
Item 29. Management Services.
Not applicable
Item 30. Undertakings.
Not applicable

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933; and Transamerica Series Trust has duly caused this Post-Effective Amendment No. 88 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on the 19th day of November, 2009.

TRANSAMERICA SERIES TRUST
By:	/s/ John K. Carter
John K. Carter
President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, this Post-Effective Amendment No. 88 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ John K. Carter John K. Carter	Chairperson, Trustee, President and Chief Executive Officer	November 19, 2009

/s/ Sandra N. Bane Sandra N. Bane*	Trustee	November 19, 2009

/s/ Leo J. Hill Leo J. Hill*	Trustee	November 19, 2009

/s/ David W. Jennings David W. Jennings*	Trustee	November 19, 2009

/s/ Neal M. Jewell Neal M. Jewell*	Trustee	November 19, 2009

/s/ Russell A. Kimball, Jr. Russell A. Kimball, Jr.*	Trustee	November 19, 2009

/s/ Eugene M. Mannella Eugene M. Mannella*	Trustee	November 19, 2009

/s/ Norman R. Nielsen Norman R. Nielsen*	Trustee	November 19, 2009

/s/ Joyce G. Norden Joyce G. Norden*	Trustee	November 19, 2009

/s/ Patricia Sawyer Patricia Sawyer*	Trustee	November 19, 2009

/s/ John W. Waechter John W. Waechter*	Trustee	November 19, 2009

/s/ Joseph P. Carusone Joseph P. Carusone	Vice President, Treasurer and Principal Financial Officer	November 19, 2009

* By:	/s/ Dennis P. Gallagher Dennis P. Gallagher**	November 19, 2009

**	Attorney-in-fact pursuant to powers of attorney as previously filed.

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WASHINGTON, DC 20549
SECURITIES AND EXCHANGE COMMISSION
Exhibits Filed With
Post-Effective Amendment No. 88 to
Registration Statement on
Form N-1A
Transamerica Series Trust
Registration No. 033-00507
EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23(d)(1)e	Investment Advisory Agreement (Schedule A only dated November 19, 2009 — Index 35/100)

23(d)(1)f	Investment Advisory Agreement (Schedule A only dated November 20, 2009)

23(d)(4)a	Amendment dated November 20, 2009 to Sub-Advisory Agreement on behalf of Transamerica BlackRock Large Cap Value VP

23(d)(9)c	Sub-Advisory Agreement dated November 20, 2009 on behalf of Transamerica Focus VP (formerly Transamerica Legg Mason Partners All Cap)

23(d)(27)d	Sub-Advisory Agreement dated November 20, 2009 on behalf of Transamerica AEGON High Yield Bond VP (formerly Transamerica MFS High Yield VP)

23(d)(34)a	Amendment dated November 19, 2009 to Sub-Advisory Agreement on behalf of Transamerica Index 35 VP and Transamerica Index 100 VP

23(d)(36)a	Amendment dated November 19, 2009 to Vanguard Investing Agreement on behalf of Transamerica Index 35 VP and Transamerica Index 100 VP

23(e)7	Distribution Agreement (Schedule A only dated November 19, 2009 — Index 35/100)

23(e)8	Distribution Agreement (Schedule A only dated November 20, 2009)

23(h)(3)f	Expense Limitation Agreement (updated Schedule A and B only, dated November 19, 2009 — Index 35/100)

23(h)(3)g	Expense Limitation Agreement (updated Schedule A and B only, dated November 20, 2009)

23(m)(6)	Amended and Restated Plan of Distribution under Rule 12b-1 (Schedule A only dated November 19, 2009 — Index 35/100)

23(m)(7)	Amended and Restated Plan of Distribution under Rule 12b-1 (Schedule A only dated November 20, 2009)

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